UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08532

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2013

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	NOVEMBER 30, 2013

Global Allocation Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

       Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Disciplined Equity

Developed Market Stocks Rallied to Post Double-Digit Gains

Global stock market performance remained robust during the 12-month period ended November 30, 2013, with most major developed market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving economic data in the U.S., Europe, and Japan, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank and the Bank of Japan, favorable corporate earnings reports, and housing market gains in the U.S. and U.K., generally helped keep stocks in favor.

Overall, developed market stocks outperformed their emerging market counterparts. We believe this primarily was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

Fed Policy Drove Bond Market Sentiment

The investment-grade U.S. bond market generally struggled during the 12 months. Uncertainty surrounding future Fed policy dominated the market backdrop for much of the period.

Beginning in spring 2013, modest economic gains led to fears the Fed would end QE3 sooner than expected. The Fed helped fuel those fears, indicating it may start tapering its monthly bond purchases later in the year. In response, yields increased and bond prices declined as investors expected the Fed to begin tapering in September. But Fed policymakers instead announced they would continue the current pace of bond buying until economic gains appear sustainable. This news sparked a short-term turnaround among bonds, but speculation around taper timing quickly resurfaced and bonds—particularly longer-maturity, interest-rate-sensitive securities—continued to struggle.

In this environment, most investment-grade bond market sectors posted negative returns. Shorter-maturity securities generally fared best and showed fractional gains. A preference for riskier, higher-yielding securities prevailed throughout the period, which put further pressure on lower-yielding, higher-quality securities—but bolstered high-yield corporate bonds.

Market Returns
For the 12 months ended November 30, 2013
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	30.96%	Barclays U.S. Aggregate Bond Index	-1.61%
Russell Midcap Index	33.81%	Barclays U.S. Corporate High-Yield Bond Index	8.55%
Russell 2000 Index (small-cap)	40.99%	U.S. Money Market
Foreign Stocks		Barclays U.S. 1–3 Month Treasury Bill Index	0.05%
MSCI EAFE Index	24.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class(1)	AGAVX	7.04%	7.35%	1/31/12
Blended index(2)	—	13.01%	10.12%	—
MSCI All Country World Investable Market Index	—	24.32%	16.92%	—
Barclays Global Aggregate Bond Index	—	-2.34%	0.29%	—
Institutional Class(1)	AGANX	7.28%	7.60%	1/31/12
A Class(1) No sales charge* With sales charge*	AGAEX	6.78% 0.62%	7.10% 3.70%	1/31/12
C Class(1)	AGAGX	6.00%	6.29%	1/31/12
R Class(1)	AGAFX	6.42%	6.80%	1/31/12

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)

The blended index combines monthly returns of two widely known indices. The MSCI All Country World Investable Market Index represents 60% of the blended index and the remaining 40% is represented by the Barclays Global Aggregate Bond Index.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, lower-rated securities are subject to greater liquidity risk and credit risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Commodity-related investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments. The fund may be subject to certain risks similar to those associated with direct investment in real estate.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over Life of Class
$10,000 investment made January 31, 2012

*	From 1/31/12, the Investor Class’s inception date. Not annualized. Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
2.21%	2.01%	2.46%	3.21%	2.71%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. In addition, lower-rated securities are subject to greater liquidity risk and credit risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks. Commodity-related investing involves special risks, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments. The fund may be subject to certain risks similar to those associated with direct investment in real estate.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, and Radu Gabudean

In March 2013, portfolio manager Radu Gabudean joined the Global Allocation management team, and in April 2013, portfolio manager Enrique Chang left the Global Allocation management team. Portfolio manager David MacEwen joined the Global Allocation team as of December 2013.

Performance Summary

Global Allocation returned 7.04%* for the fiscal year ended November 30, 2013. By comparison, the fund’s benchmark (a blended index consisting of 60% MSCI All Country World Investable Market Index and 40% Barclays Global Aggregate Bond Index) returned 13.01%. The fund’s return for the 12-month period reflected strong advances in developed equity markets, tempered by declines in most bond market segments. Alternative investments saw mixed returns, as global real estate-related stocks generally posted positive returns, while commodities-related investments and precious metals fell sharply. Underperformance can be attributed primarily to asset allocation; greater-than-benchmark exposure to commodities-related investments, gold, and cash, which substantially underperformed equities, weighed on relative returns.

Allocation Strategy

Although the fund is not required to allocate its assets in any fixed proportion, during the period its strategic asset target was 41% stocks, 27% bonds, 25% alternative investments (including real estate- and commodity-related investments), and 7% cash-equivalent securities. We make tactical changes around those long-term, strategic weightings when indicated by our independent, quantitative models and our fundamental insights. As a result, the fund’s actual asset weightings will typically vary over time as we make modest tactical adjustments when our quantitative process and fundamental analysis point to an exploitable opportunity.

The fund maintained a slight overweight allocation to stocks, with a subsequent underweight to bonds, for the duration of the period. This reflected our belief that equities were attractively valued due to their greater earnings yield, relative to the historically low yields of bonds and cash. The fund was slightly overweight to alternative investments at the start of the fiscal year; this allocation was brought back to neutral during the third quarter of 2013. Exposure to cash-equivalent securities included a foreign currency alpha strategy, as well as traditional money-market investments.

Within the stock component, we maintained a tactical overweight exposure in large-cap growth stocks, and a corresponding underweight exposure in large-cap value. We believe that the ongoing low inflation environment, combined with attractive valuations of growth stocks relative to value stocks, continue to make growth compelling. Likewise, we initiated an overweight exposure in small-cap equities during the second half of the period due to strong technical signals in our model.

In the fund’s fixed-income segment, we held an overweight allocation to high-yield bonds, and a corresponding underweight in high-quality bonds, for the first half of the year. During the third quarter we brought the high-yield allocation back to neutral in light of heightened market volatility and reduced prospects for outperformance by the segment.

*	All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

6

Equity Component Rallied Sharply

The stock portion of Global Allocation advanced strongly, with U.S. equities outperforming both developed and emerging stocks. Within the U.S. equity segment, small-cap stocks led their mid- and large-cap counterparts, and growth outperformed value in all capitalization ranges except large cap. Our continued overweight exposure to large-cap growth stocks contributed favorably to returns in the back half of the year, but the early outperformance of value stocks led to a neutral overall result. The overweight exposure to small-cap stocks, however, bolstered results.

Some underlying funds outperformed their individual benchmarks while others detracted. Security selection was particularly strong in the underlying small-cap, large-cap core, and emerging markets funds. In contrast, stock selection among most other underlying equity funds detracted from performance.

Fixed-Income Component Declined

With the exception of high-yield bonds, Global Allocation’s fixed-income holdings fell for the period. Among the fund’s exposure to high-quality bonds, yield curve positioning, particularly an overweight exposure to long-term bonds, weighed on results. Security selection in the high-quality bond segment was also a detractor, as certain mortgage-backed securities (MBS) and adjustable-rate mortgages underperformed the MBS positions in the benchmark. On the positive side, an underweight exposure to Treasuries, and corresponding overweight in spread sectors, was beneficial, as was security selection in the credit sector.

The fund’s exposure to high-yield corporate bonds generated robust gains, benefiting from strong investor demand for yield in a low interest rate environment. Our tactical overweight allocation to the segment, and subsequent underweight to high-quality bonds, for the first half of the period was beneficial to fund returns.

Alternatives Were Mixed

Global real estate-related exposure (REITs) underperformed other less interest-rate sensitive sectors, but ended the year in positive territory. In contrast, commodities-related investments, gold and gold mining stocks all declined during the fiscal year. While in place, the fund’s overweight exposure to global REITs added value to the return of the fund. However, our outlook for the asset class was reduced due to changes in Fed policy and the likelihood for higher interest rates over the next 12 months, and we removed the overweight in August.

Outlook

Looking ahead to 2014, global economies continue to show modest yet consistent signs of recovery. As equity markets repeatedly break records, questions arise about whether stocks have become overvalued. We believe that stocks, in aggregate, are fairly valued and a number of sectors, such as technology and industrials, represent attractive opportunities. We expect interest rates to normalize and climb higher, and as a result, are positioning our fixed-income portfolios to have a slightly shorter duration.

Our disciplined, broadly-diversified investment approach is well-suited to periods of heightened uncertainty. Because we adhere to our disciplined process regardless of the market environment, we believe we are able to capitalize on opportunities presented by market volatility in pursuing risk-adjusted returns for our investors.

7

Fund Characteristics

NOVEMBER 30, 2013
Types of Investments in Portfolio	% of net assets
International Equity Funds	36.0%
Domestic Equity Funds	20.0%
Domestic Fixed Income Funds	12.7%
International Fixed Income Funds	12.6%
Exchange-Traded Funds	11.6%
Cash and Equivalents*	7.1%

*  Includes temporary cash investments and other assets and liabilities.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds. As a shareholder in the underlying funds, your fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the fund’s annualized expense ratio or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)	Effective Expenses Paid During Period(2) 6/1/13 – 11/30/13	Effective Annualized Expense Ratio(2)
Actual
Investor Class (after waiver)	$1,000	$1,038.80	$2.25	0.44%	$6.39	1.25%
Investor Class (before waiver)	$1,000	$1,038.80(3)	$7.00	1.37%	$11.14	2.18%
Institutional Class (after waiver)	$1,000	$1,040.60	$1.23	0.24%	$5.37	1.05%
Institutional Class (before waiver)	$1,000	$1,040.60(3)	$5.99	1.17%	$10.13	1.98%
A Class (after waiver)	$1,000	$1,038.00	$3.53	0.69%	$7.66	1.50%
A Class (before waiver)	$1,000	$1,038.00(3)	$8.28	1.62%	$12.41	2.43%
C Class (after waiver)	$1,000	$1,033.60	$7.34	1.44%	$11.47	2.25%
C Class (before waiver)	$1,000	$1,033.60(3)	$12.08	2.37%	$16.21	3.18%
R Class (after waiver)	$1,000	$1,036.20	$4.80	0.94%	$8.93	1.75%
R Class (before waiver)	$1,000	$1,036.20(3)	$9.55	1.87%	$13.68	2.68%
Hypothetical
Investor Class (after waiver)	$1,000	$1,022.86	$2.23	0.44%	$6.33	1.25%
Investor Class (before waiver)	$1,000	$1,018.20	$6.93	1.37%	$11.01	2.18%
Institutional Class (after waiver)	$1,000	$1,023.87	$1.22	0.24%	$5.32	1.05%
Institutional Class (before waiver)	$1,000	$1,019.20	$5.92	1.17%	$10.00	1.98%
A Class (after waiver)	$1,000	$1,021.61	$3.50	0.69%	$7.59	1.50%
A Class (before waiver)	$1,000	$1,016.95	$8.19	1.62%	$12.26	2.43%
C Class (after waiver)	$1,000	$1,017.85	$7.28	1.44%	$11.36	2.25%
C Class (before waiver)	$1,000	$1,013.19	$11.96	2.37%	$16.02	3.18%
R Class (after waiver)	$1,000	$1,020.36	$4.76	0.94%	$8.85	1.75%
R Class (before waiver)	$1,000	$1,015.69	$9.45	1.87%	$13.51	2.68%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. The fees and expenses of the underlying funds in which the fund invests are not included in the class’s annualized expense ratio.

(2)

Effective expenses reflect the sum of expenses borne directly by the class plus the fund’s pro rata share of the weighted average expense ratio of the underlying funds in which it invests. The effective annualized expense ratio combines the class’s annualized expense ratio and the annualized weighted average expense ratio of the underlying funds. The annualized weighted average expense ratio of the underlying funds for the one-half year period reflects the actual expense ratio of each underlying fund from its most recent shareholder report, annualized and weighted for the fund’s relative average investment therein during the period.

(3)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

10

Schedule of Investments

NOVEMBER 30, 2013

	Shares	Value
Mutual Funds(1) — 81.3%
INTERNATIONAL EQUITY FUNDS — 36.0%
Emerging Markets Fund Institutional Class	467,395	$ 4,248,622
Global Gold Fund Institutional Class	162,785	1,474,832
Global Real Estate Fund Institutional Class	676,885	7,594,655
International Growth Fund Institutional Class	1,042,258	14,310,206
		27,628,315
DOMESTIC EQUITY FUNDS — 20.0%
Core Equity Plus Fund Institutional Class	335,146	5,010,439
Heritage Fund Institutional Class	35,073	1,030,809
Large Company Value Fund Institutional Class	232,151	1,857,209
Mid Cap Value Fund Institutional Class	63,813	1,051,640
Select Fund Institutional Class	64,039	3,559,918
Small Company Fund Institutional Class	236,271	2,903,769
		15,413,784
DOMESTIC FIXED INCOME FUNDS — 12.7%
Diversified Bond Fund Institutional Class	549,269	5,882,668
High-Yield Fund Institutional Class	616,952	3,855,951
		9,738,619
INTERNATIONAL FIXED INCOME FUNDS — 12.6%
International Bond Fund Institutional Class	693,825	9,699,674
TOTAL MUTUAL FUNDS (Cost $56,564,149)		62,480,392
Exchange-Traded Funds — 11.6%
iShares S&P GSCI Commodity Indexed Trust(2)	171,118	5,434,707
PowerShares DB Agriculture Fund(2)	76,018	1,888,287
SPDR Gold Shares(2)	6,551	790,706
Sprott Physical Gold Trust(2)	75,500	781,425
TOTAL EXCHANGE-TRADED FUNDS (Cost $9,688,689)		8,895,125
Temporary Cash Investments — 7.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 0.375%, 6/30/15, valued at $1,728,809), in a joint trading account at 0.06%, dated 11/29/13, due 12/2/13 (Delivery value $1,694,083)		1,694,075
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $2,067,467), in a joint trading account at 0.03%, dated 11/29/13, due 12/2/13 (Delivery value $2,032,894)		2,032,889
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 0.00%, 5/29/14, valued at $1,729,618), in a joint trading account at 0.04%, dated 11/29/13, due 12/2/13 (Delivery value $1,695,748)		1,695,742
SSgA U.S. Government Money Market Fund	34,227	34,227
TOTAL TEMPORARY CASH INVESTMENTS (Cost $5,456,933)		5,456,933
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $71,709,771)		76,832,450
OTHER ASSETS AND LIABILITIES†		(31,441)
TOTAL NET ASSETS — 100.0%		$76,801,009

11

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
AUD	10,000	USD	9,380	Barclays Bank plc	1/23/14	$ (307)
BRL	34,530	USD	15,000	Barclays Bank plc	1/23/14	(387)
USD	125,000	CAD	131,386	Deutsche Bank	1/23/14	1,507
CHF	9,108	USD	10,000	UBS AG	1/23/14	53
CHF	4,542	USD	5,000	UBS AG	1/23/14	14
USD	25,000	CHF	22,790	Deutsche Bank	1/23/14	(155)
CLP	2,607,000	USD	5,000	Barclays Bank plc	1/23/14	(131)
USD	55,000	CLP	29,232,500	Barclays Bank plc	1/23/14	404
COP	19,207,000	USD	10,000	Barclays Bank plc	1/23/14	(105)
COP	58,050,000	USD	30,000	Barclays Bank plc	1/23/14	(93)
CZK	100,931	USD	5,000	Deutsche Bank	1/23/14	13
USD	5,000	CZK	101,111	Barclays Bank plc	1/23/14	(22)
EUR	15,000	USD	20,421	HSBC Holdings plc	1/23/14	(38)
USD	167,944	EUR	125,000	Barclays Bank plc	1/23/14	(1,910)
USD	148,837	EUR	110,000	Barclays Bank plc	1/23/14	(635)
GBP	10,000	USD	16,294	Barclays Bank plc	1/23/14	63
GBP	10,000	USD	16,116	Deutsche Bank	1/23/14	241
GBP	10,000	USD	16,374	HSBC Holdings plc	1/23/14	(17)
USD	24,199	GBP	15,000	Barclays Bank plc	1/23/14	(337)
HUF	2,202,660	USD	10,000	Barclays Bank plc	1/23/14	(100)
USD	9,975	HUF	2,205,737	UBS AG	1/23/14	61
IDR	173,735,850	USD	15,000	Westpac Group	1/23/14	(527)
ILS	283,760	USD	80,000	Barclays Bank plc	1/23/14	496
USD	30,000	ILS	105,829	Barclays Bank plc	1/23/14	(21)
INR	633,700	USD	10,000	Westpac Group	1/23/14	26
USD	20,000	JPY	2,018,760	Barclays Bank plc	1/23/14	287
USD	85,000	JPY	8,515,173	Barclays Bank plc	1/23/14	1,849
KRW	5,887,215	USD	5,475	Westpac Group	1/23/14	73
KRW	16,906,004	USD	15,724	Westpac Group	1/23/14	209
KRW	47,790,000	USD	45,000	Westpac Group	1/23/14	38
MXN	260,206	USD	20,000	Barclays Bank plc	1/23/14	(244)
MYR	80,688	USD	25,000	Westpac Group	1/23/14	(52)
USD	15,000	MYR	48,539	Westpac Group	1/23/14	(8)
USD	15,000	PHP	652,197	Westpac Group	1/23/14	37
PLN	31,031	USD	10,000	Barclays Bank plc	1/23/14	—
PLN	31,098	USD	10,000	Barclays Bank plc	1/23/14	22
RUB	990,000	USD	30,000	Barclays Bank plc	1/23/14	(405)
USD	85,000	RUB	2,836,025	Westpac Group	1/23/14	219
USD	10,000	RUB	334,900	Westpac Group	1/23/14	(12)
SEK	99,281	USD	15,000	Deutsche Bank	1/23/14	120
SGD	49,751	USD	40,000	Deutsche Bank	1/23/14	(352)
USD	50,000	SGD	62,830	Westpac Group	1/23/14	(71)
THB	477,263	USD	15,000	Westpac Group	1/23/14	(172)
USD	85,000	THB	2,723,400	Westpac Group	1/23/14	389
TRY	91,601	USD	45,000	Barclays Bank plc	1/23/14	(112)
USD	33,659	TRY	69,395	Deutsche Bank	1/23/14	(347)
						$ (439)

12

Notes to Schedule of Investments

AUD = Australian Dollar

BRL = Brazilian Real

CAD = Canadian Dollar

CHF = Swiss Franc

CLP = Chilean Peso

COP = Colombian Peso

CZK = Czech Koruna

EUR = Euro

GBP = British Pound

HUF = Hungarian Forint

IDR = Indonesian Rupiah

ILS = Israeli Shekel

INR = Indian Rupee

JPY = Japanese Yen

KRW = South Korea Won

MXN = Mexican Peso

MYR = Malaysian Ringgit

PHP = Philippine Peso

PLN = Polish Zloty

RUB = Russian Ruble

SEK = Swedish Krona

SGD = Singapore Dollar

THB = Thai Baht

TRY = Turkish Lira

USD = United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors.

(2)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities – affiliated, at value (cost of $56,564,149)	$62,480,392
Investment securities – unaffiliated, at value (cost of $15,145,622)	14,352,058
Total investment securities, at value (cost of $71,709,771)	76,832,450
Receivable for capital shares sold	76,697
Unrealized gain on forward foreign currency exchange contracts	6,121
Dividends and interest receivable	33,437
76,948,705

Liabilities
Payable for investments purchased	74,373
Payable for capital shares redeemed	21,230
Unrealized loss on forward foreign currency exchange contracts	6,560
Accrued management fees	26,392
Distribution and service fees payable	19,141
147,696

Net Assets	$76,801,009

Net Assets Consist of:
Capital (par value and paid-in surplus)	$72,226,879
Undistributed net investment income	42,778
Accumulated net realized loss	(590,888)
Net unrealized appreciation	5,122,240
$76,801,009

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$29,231,670	2,600,061	$11.24
Institutional Class, $0.01 Par Value	$8,179,351	725,353	$11.28
A Class, $0.01 Par Value	$21,002,593	1,875,626	$11.20*
C Class, $0.01 Par Value	$18,031,814	1,628,936	$11.07
R Class, $0.01 Par Value	$355,581	31,878	$11.15

*Maximum offering price $11.88 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Income distributions from affiliated funds	$1,077,250
Interest	2,954
1,080,204

Expenses:
Management fees	930,217
Distribution and service fees:
A Class	57,520
C Class	128,809
R Class	1,923
Directors’ fees and expenses	4,073
Other expenses	174
1,122,716
Fees waived	(662,570)
460,146

Net investment income (loss)	620,058

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (including $(147,168) from affiliated funds)	(618,996)
Foreign currency transactions	(28,195)
Capital gain distributions received from affiliated funds	51,005
(596,186)

Change in net unrealized appreciation (depreciation) on:
Investments	4,395,536
Translation of assets and liabilities in foreign currencies	(2,905)
4,392,631

Net realized and unrealized gain (loss)	3,796,445

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,416,503

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEAR ENDED NOVEMBER 30, 2013 AND PERIOD ENDED NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012(1)
Operations
Net investment income (loss)	$ 620,058	$ 43,694
Net realized gain (loss)	(596,186)	(28,621)
Change in net unrealized appreciation (depreciation)	4,392,631	729,609
Net increase (decrease) in net assets resulting from operations	4,416,503	744,682

Distributions to Shareholders
From net investment income:
Investor Class	(205,006)	—
Institutional Class	(36,193)	—
A Class	(283,172)	—
C Class	(59,108)	—
R Class	(6,223)	—
Decrease in net assets from distributions	(589,702)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	36,947,446	35,282,080

Net increase (decrease) in net assets	40,774,247	36,026,762

Net Assets
Beginning of period	36,026,762	—
End of period	$76,801,009	$36,026,762

Undistributed net investment income	$42,778	$48,006

(1)	January 31, 2012 (fund inception) through November 30, 2012.

See Notes to Financial Statements.

16

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Allocation Fund (the fund) is one fund in a series issued by the corporation. The fund may invest in other American Century Investments funds (affiliated funds), unaffiliated funds such as exchange-traded funds (ETFs), securities and other financial instruments in such varying combinations as permitted under the 1940 Act or any regulations or exemptive relief thereunder. The fund may invest up to 100% of its assets in affiliated and unaffiliated funds (underlying funds). The fund is diversified as defined under the 1940 Act. The fund will assume the risks associated with the underlying funds. The fund’s investment objective is to seek total return (capital appreciation plus dividend and interest income).

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. All classes of the fund commenced sale on January 31, 2012, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

17

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, are a component of net realized gain (loss). Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Expenses — The expenses included in the accompanying financial statements reflect the expenses of the fund and do not include any expenses associated with the underlying funds.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

18

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

19

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.36% for the Investor Class, A Class, C Class and R Class and 1.16% for the Institutional Class. However, the investment advisor will waive the portion of the fund’s management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund’s daily allocations to other American Century Investments funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors. From December 1, 2012 through March 31, 2013, the investment advisor voluntarily agreed to waive an additional 0.31% of the fund’s management fee. Effective April 1, 2013, the investment advisor reduced the amount of this additional waiver from 0.31% to 0.25% of the fund’s management fee. This waiver is expected to continue until March 31, 2014 and cannot be terminated without the approval of the Board of Directors. The total amount of the waivers will not exceed the fund’s management fee. The total amount of the waiver for each class for the year ended November 30, 2013 was $257,946, $57,376, $221,437, $122,086 and $3,725 for the Investor Class, Institutional Class, A Class, C Class and R Class, respectively. The effective annual management fee after waiver for each class for the year ended November 30, 2013 was 0.40% for the Investor Class, A Class, C Class and R Class and 0.20% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. The directors of the corporation are also directors of some underlying funds and therefore those underlying funds may be deemed to be under common control with the corporation. The officers of the corporation are also officers of all the affiliated funds. ACIM serves as the investment advisor for the affiliated funds.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 were $59,163,594 and $25,333,134, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013		Period ended November 30, 2012(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		200,000,000
Sold	3,285,204	$ 35,479,785	934,169	$ 9,678,664
Issued in reinvestment of distributions	16,600	176,366	—	—
Redeemed	(1,600,355)	(17,368,383)	(35,557)	(366,383)
	1,701,449	18,287,768	898,612	9,312,281
Institutional Class/Shares Authorized	10,000,000		50,000,000
Sold	741,866	7,939,658	177,705	1,798,241
Issued in reinvestment of distributions	3,405	36,193	—	—
Redeemed	(197,526)	(2,137,794)	(97)	(1,000)
	547,745	5,838,057	177,608	1,797,241
A Class/Shares Authorized	50,000,000		50,000,000
Sold	1,815,370	19,513,902	1,873,777	19,563,657
Issued in reinvestment of distributions	25,146	266,721	—	—
Redeemed	(1,783,286)	(19,397,881)	(55,381)	(570,407)
	57,230	382,742	1,818,396	18,993,250
C Class/Shares Authorized	10,000,000		50,000,000
Sold	1,399,867	14,999,380	448,512	4,687,150
Issued in reinvestment of distributions	5,068	53,483	—	—
Redeemed	(223,759)	(2,418,274)	(752)	(7,842)
	1,181,176	12,634,589	447,760	4,679,308
R Class/Shares Authorized	50,000,000		50,000,000
Sold	9,839	105,834	50,000	500,000
Issued in reinvestment of distributions	587	6,223	—	—
Redeemed	(28,548)	(307,767)	—	—
	(18,122)	(195,710)	50,000	500,000
Net increase (decrease)	3,469,478	$ 36,947,446	3,392,376	$35,282,080

(1)	January 31, 2012 (fund inception) through November 30, 2012.

21

6. Affiliated Company Transactions

Certain investments are funds within the American Century Investments family of funds, of which certain funds may be deemed to be under common control because of the same board of directors. A summary of transactions for each affiliated fund for the year ended November 30, 2013 follows:

	November 30, 2012					November 30, 2013
Affiiliated Fund	Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	Share Balance	Market Value
Emerging Markets Fund
Institutional Class	235,144	$ 3,255,247	$ 1,241,741	$ (29,234)	$ 21,699	467,395	$ 4,248,622
Global Gold Fund
Institutional Class	46,544	2,145,732	876,476	(352,767)	16,453	162,785	1,474,832
Global Real Estate Fund
Institutional Class	364,971	6,415,088	3,086,816	90,265	250,099	676,885	7,594,655
International Growth Fund
Institutional Class	590,287	10,391,171	5,187,027	151,999	186,327	1,042,258	14,310,206
Core Equity Plus Fund
Institutional Class	188,396	3,489,542	1,785,980	93,329	87,928	335,146	5,010,439
Heritage Fund
Institutional Class	19,263	719,777	350,851	15,222	11,149	35,073	1,030,809
Large Company Value Fund
Institutional Class	128,584	1,305,507	628,963	29,403	29,902	232,151	1,857,209
Mid Cap Value Fund
Institutional Class	34,299	734,929	332,861	17,242	25,073	63,813	1,051,640
Select Fund
Institutional Class	33,960	2,423,458	1,075,043	27,222	13,981	64,039	3,559,918
Small Company Fund
Institutional Class	105,218	2,059,656	759,205	46,354	17,576	236,271	2,903,769
Diversified Bond Fund
Institutional Class	252,723	4,983,380	1,755,551	(55,411)	161,259	549,269	5,882,668
High-Yield Fund
Institutional Class	346,859	3,504,691	1,829,981	(13,190)	260,754	616,952	3,855,951
International Bond Fund
Institutional Class	315,865	8,189,172	2,890,890	(167,602)	46,055	693,825	9,699,674
		$49,617,350	$21,801,385	$(147,168)	$1,128,255		$62,480,392

(1)	Distributions received includes distributions from net investment income and from capital gains, if any.

7. Investments in Underlying Funds

The fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of the underlying funds’ net assets.

22

8. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Mutual Funds	$62,480,392	—	—
Exchange-Traded Funds	8,895,125	—	—
Temporary Cash Investments	34,227	$5,422,706	—
Total Value of Investment Securities	$71,409,744	$5,422,706	—
Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$6,121	—

Liabilities
Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(6,560)	—

9. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding

23

period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of November 30, 2013, is disclosed on the Statement of Assets and Liabilities as an asset of $6,120 in unrealized gain on forward foreign currency exchange contracts and a liability of $6,560 in unrealized loss on forward foreign currency exchange contracts. For the year ended November 30, 2013, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(28,195) in net realized gain (loss) on foreign currency transactions and $(2,905) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

10. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

There are certain risks involved with investing in forward foreign currency exchange contracts. Changes in the value of foreign currencies against the U.S. dollar could result in gains or losses to the fund. The value of a share of the fund is determined in U.S. dollars. As a result, the fund could recognize a gain or loss based solely upon a change in the exchange rate between the foreign currency and the U.S. dollar. Changes in exchange rates may increase losses and lower gains from the fund’s investments. The overall impact on the fund may be significant depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Currency trends are unpredictable and exchange rates in foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or Supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

The fund’s commodity-related investments may be subject to greater volatility than investments in traditional securities. The value of the fund’s commodity-related investments may be affected by changes in overall market movements, interest rate changes, and volatility in commodity-related indices. The value of these investments may also be affected by factors affecting a particular commodity, such as weather, disease, embargoes, tariffs, taxes and economic, political and regulatory developments.

The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security.

The fund may invest in lower-rated debt securities, which are subject to substantial risks including liquidity risk and credit risk.

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11. Federal Tax Information

On December 30, 2013, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 27, 2013 of $0.0218 for the Investor Class, Institutional Class, A Class, C Class and R Class.

On December 30, 2013, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 27, 2013:

Investor Class	Institutional Class	A Class	C Class	R Class
$0.1442	$0.1667	$0.1159	$0.0313	$0.0877

The tax character of distributions paid during the year ended November 30, 2013 and the period ended November 30, 2012 were as follows:

	2013	2012(1)
Distributions Paid From
Ordinary income	$589,702	—
Long-term capital gains	—	—

(1)	January 31, 2012 (fund inception) through November 30, 2012.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$72,452,730
Gross tax appreciation of investments	$ 6,444,119
Gross tax depreciation of investments	(2,064,399)
Net tax appreciation (depreciation) of investments	$ 4,379,720
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$(680)
Net tax appreciation (depreciation)	$ 4,379,040
Undistributed ordinary income	$45,378
Accumulated long-term gains	$149,712

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$10.65	0.11	0.62	0.73	(0.14)	$11.24	7.04%	0.41%	1.37%	1.15%	0.19%	39%	$29,232
2012(4)	$10.00	0.06	0.59	0.65	—	$10.65	6.40%	0.35%(5)	1.37%(5)	0.69%(5)	(0.33)%(5)	19%	$9,566
Institutional Class
2013	$10.66	0.11	0.66	0.77	(0.15)	$11.28	7.28%	0.21%	1.17%	1.35%	0.39%	39%	$8,179
2012(4)	$10.00	0.08	0.58	0.66	—	$10.66	6.60%	0.15%(5)	1.17%(5)	0.89%(5)	(0.13)%(5)	19%	$1,894
A Class
2013	$10.62	0.14	0.57	0.71	(0.13)	$11.20	6.78%	0.66%	1.62%	0.90%	(0.06)%	39%	$21,003
2012(4)	$10.00	0.03	0.59	0.62	—	$10.62	6.20%	0.60%(5)	1.62%(5)	0.44%(5)	(0.58)%(5)	19%	$19,311
C Class
2013	$10.55	(0.01)	0.64	0.63	(0.11)	$11.07	6.00%	1.41%	2.37%	0.15%	(0.81)%	39%	$18,032
2012(4)	$10.00	(0.04)	0.59	0.55	—	$10.55	5.50%	1.35%(5)	2.37%(5)	(0.31)%(5)	(1.33)%(5)	19%	$4,726
R Class
2013	$10.60	0.18	0.49	0.67	(0.12)	$11.15	6.42%	0.91%	1.87%	0.65%	(0.31)%	39%	$356
2012(4)	$10.00	0.03	0.57	0.60	—	$10.60	6.00%	0.85%(5)	1.87%(5)	0.19%(5)	(0.83)%(5)	19%	$530

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	January 31, 2012 (fund inception) through November 30, 2012.

(5)	Annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Allocation Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from January 31, 2012 (fund inception) through November 30, 2012, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Allocation Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from January 31, 2012 (fund inception) through November 30, 2012, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.
No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and

33

approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

34

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

35

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For corporate taxpayers, the fund hereby designates $176,458 or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2013 as qualified for the corporate dividends received deduction.

For the fiscal year ended November 30, 2013, the fund intends to pass through to shareholders $30,756, or up to the maximum amount allowable, as a foreign tax credit which represents taxes paid on income derived from sources within foreign countries or possessions of the United States. During the fiscal year ended November 30, 2013, the fund earned $301,203 from income derived from foreign sources. Foreign source income and foreign tax expense per outstanding share on November 30, 2013 are $0.0045 and $0.0439, respectively.

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80790 1401

ANNUAL REPORT	NOVEMBER 30, 2013

Strategic Allocation: Moderate Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	59
Statement of Operations	60
Statement of Changes in Net Assets	61
Notes to Financial Statements	62
Financial Highlights	71
Report of Independent Registered Public Accounting Firm	74
Management	75
Approval of Management Agreement	78
Additional Information	83

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Disciplined Equity

Developed Market Stocks Rallied to Post Double-Digit Gains

Global stock market performance remained robust during the 12-month period ended November 30, 2013, with most major developed market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving economic data in the U.S., Europe, and Japan, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank and the Bank of Japan, favorable corporate earnings reports, and housing market gains in the U.S. and U.K., generally helped keep stocks in favor.

Overall, developed market stocks outperformed their emerging market counterparts. We believe this primarily was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

Fed Policy Drove Bond Market Sentiment

The investment-grade U.S. bond market generally struggled during the 12 months. Uncertainty surrounding future Fed policy dominated the market backdrop for much of the period.

Beginning in spring 2013, modest economic gains led to fears the Fed would end QE3 sooner than expected. The Fed helped fuel those fears, indicating it may start tapering its monthly bond purchases later in the year. In response, yields increased and bond prices declined as investors expected the Fed to begin tapering in September. But Fed policymakers instead announced they would continue the current pace of bond buying until economic gains appear sustainable. This news sparked a short-term turnaround among bonds, but speculation around taper timing quickly resurfaced and bonds—particularly longer-maturity, interest-rate-sensitive securities—continued to struggle.

In this environment, most investment-grade bond market sectors posted negative returns. Shorter-maturity securities generally fared best and showed fractional gains. A preference for riskier, higher-yielding securities prevailed throughout the period, which put further pressure on lower-yielding, higher-quality securities—but bolstered high-yield corporate bonds.

Market Returns
For the 12 months ended November 30, 2013
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	30.96%	Barclays U.S. Aggregate Bond Index	-1.61%
Russell Midcap Index	33.81%	Barclays U.S. Corporate High-Yield Bond Index	8.55%
Russell 2000 Index (small-cap)	40.99%	U.S. Money Market
Foreign Stocks		Barclays U.S. 1–3 Month Treasury Bill Index	0.05%
MSCI EAFE Index	24.84%
MSCI Emerging Markets Index	3.66%

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSMX	15.44%	12.66%	7.05%	7.34%	2/15/96
S&P 500 Index	—	30.30%	17.59%	7.68%	7.99%(1)	—
Barclays U.S. Aggregate Bond Index	—	-1.61%	5.33%	4.71%	5.75%(1)	—
Barclays U.S. 1–3 Month Treasury Bill Index	—	0.05%	0.09%	1.59%	2.72%(1)	—
Institutional Class	ASAMX	15.66%	12.89%	7.26%	5.60%	8/1/00
A Class(2) No sales charge* With sales charge*	ACOAX	15.19% 8.58%	12.41% 11.11%	6.77% 6.14%	6.98% 6.61%	10/2/96
B Class No sales charge* With sales charge*	ASTBX	14.26% 10.26%	11.56% 11.43%	— —	6.00% 6.00%	9/30/04
C Class	ASTCX	14.39%	11.57%	6.00%	5.82%	10/2/01
R Class	ASMRX	14.78%	12.09%	6.49%	6.87%	8/29/03
R6 Class	ASMDX	—	—	—	4.97%(3)	7/26/13

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.07%	0.87%	1.32%	2.07%	2.07%	1.57%	0.72%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, and Radu Gabudean

In March 2013, portfolio manager Radu Gabudean joined the Strategic Allocation: Moderate management team, and in April 2013, portfolio manager Enrique Chang left the Strategic Allocation: Moderate management team. Portfolio manager David MacEwen joined the Strategic Allocation: Moderate team as of December 2013.

Performance Summary

Strategic Allocation: Moderate returned 15.44%* for the fiscal year ended November 30, 2013. The fund’s return for the 12-month period reflected strong advances in developed equity markets, tempered by declines in most bond market segments.

Strategic Allocation: Moderate’s neutral asset mix throughout the period was 64% stocks, 31% bonds, and 5% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. During the first half of the period, we maintained a neutral allocation to stocks, bonds, and cash-equivalent investments within the portfolio. We moved to a slight overweight allocation to stocks, with a subsequent underweight to bonds, during the second half of the period. This reflected our belief that equities were attractive due to their greater earnings yield, relative to the historically low yields of bonds and cash.

Equity Component Rallied Sharply

The stock portion of Strategic Allocation: Moderate posted robust gains for the reporting period. Every U.S. equity segment advanced strongly, with small-cap stocks posting larger gains than their mid- and large-cap counterparts. The top-performing segment of the equity component was the fund’s strategic weighting in small-cap growth equities, which gained over 40% for the 12-month period. The fund’s small-cap value and large-cap core segments were also top performers. Non-U.S. equity holdings also advanced, although emerging market returns were considerably more muted than their developed market peers. The real estate segment posted the smallest gains among the fund’s equity holdings.

Stock selection was most successful in the fund’s large-cap core segment. Stock choices among emerging market stocks also added value during the period. In contrast, stock selection among most other equity segments, particularly in large-cap growth and mid-cap holdings, detracted from performance.

The stock component maintained a tactical overweight position in large-cap growth stocks, and a corresponding underweight position in large-cap value shares, during the 12-month period. We believe that the ongoing low inflation environment, combined with attractive valuations of growth stocks relative to value stocks, continue to make growth compelling. Likewise, we initiated an overweight to small-cap growth equities during the second half of the period.

*  All fund returns referenced in this commentary are for Investor Class shares.

Fixed-Income Component Declined

With the exception of high-yield bonds, Strategic Allocation: Moderate’s fixed-income holdings declined for the 12-month period. Among the fund’s high-quality bonds, yield curve positioning, particularly an overweight to long-term bonds, weighed on results. Security selection in the high-quality bond segment was also a detractor, as certain mortgage-backed securities (MBS) and adjustable-rate mortgages held in the fund underperformed the MBS positions in the benchmark. On the positive side, an underweight position in Treasuries, and corresponding overweight in spread sectors, was beneficial, as was security selection in the credit sector.

The fund’s holdings of high-yield corporate bonds generated robust gains, benefiting from strong investor demand for yield in a low interest rate environment. We maintained an overweight position in high-yield bonds, and a corresponding underweight in high-quality bonds, for the first half of the year. During the third quarter of 2013, we brought the high-yield allocation back to neutral in light of heightened market volatility and reduced prospects for outperformance by the segment.

The fund’s strategic exposure to Treasury inflation-protected securities (TIPS) detracted from performance for the reporting period as the segment posted the biggest decline among fixed-income holdings. Security selection in international bonds was a relative contributor.

Outlook

Looking ahead to 2014, global economies continue to show modest yet consistent signs of recovery. The U.S. appears to be on track for slow and steady growth, with consumers benefiting from continued strength in housing and a gradual improvement in employment. Corporate earnings revisions are trending upwards in Europe and Japan, and the country’s exporters continue to benefit from a weakening yen. While monetary policy remains largely stimulative, we expect that the U.S. Federal Reserve will begin scaling back its monthly bond-buying program in the first half of 2014 if economic trends continue apace.

As equity markets repeatedly break records, questions arise about whether stocks have become overvalued. We believe that, on balance, stocks in aggregate are fairly valued and a number of sectors, such as technology and industrials, represent attractive opportunities. We expect interest rates to normalize and climb higher, and as a result, are positioning our fixed-income portfolios to be slightly shorter duration.

By combining asset classes that behave differently for a given set of economic and market conditions, investors can reduce overall portfolio volatility and improve risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class—such as large-cap growth stocks or high-yield corporate bonds—we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of the investing flavor of the month. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Common Stocks	% of net assets
Apple, Inc.	1.1%
Google, Inc., Class A	0.8%
Exxon Mobil Corp.	0.7%
Johnson & Johnson	0.7%
Microsoft Corp.	0.6%
Pfizer, Inc.	0.6%
QUALCOMM, Inc.	0.5%
Oracle Corp.	0.5%
Citigroup, Inc.	0.5%
Merck & Co., Inc.	0.5%

Geographic Composition of Common Stocks	% of net assets
United States	49.5%
United Kingdom	2.2%
Japan	1.9%
France	1.6%
Other Countries	9.3%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.0 years
Average Duration (effective)	4.5 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	49.5%
Foreign Common Stocks	15.0%
U.S. Treasury Securities	11.5%
Corporate Bonds	7.2%
U.S. Government Agency Mortgage-Backed Securities	4.8%
Sovereign Governments and Agencies	2.8%
Municipal Securities	2.6%
Commercial Paper	2.5%
Commercial Mortgage-Backed Securities	0.8%
Collateralized Mortgage Obligations	0.7%
U.S. Government Agency Securities	0.3%
Exchange-Traded Funds	0.3%
Asset-Backed Securities	—*
Convertible Preferred Stocks	—*
Preferred Stocks	—*
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.1%
* Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,066.10	$5.49	1.06%
Institutional Class	$1,000	$1,066.10	$4.45	0.86%
A Class	$1,000	$1,064.30	$6.78	1.31%
B Class	$1,000	$1,059.30	$10.63	2.06%
C Class	$1,000	$1,060.60	$10.64	2.06%
R Class	$1,000	$1,062.60	$8.07	1.56%
R6 Class	$1,000	$1,049.70(2)	$2.55(3)	0.71%
Hypothetical
Investor Class	$1,000	$1,019.75	$5.37	1.06%
Institutional Class	$1,000	$1,020.76	$4.36	0.86%
A Class	$1,000	$1,018.50	$6.63	1.31%
B Class	$1,000	$1,014.74	$10.40	2.06%
C Class	$1,000	$1,014.74	$10.40	2.06%
R Class	$1,000	$1,017.25	$7.89	1.56%
R6 Class	$1,000	$1,021.51(4)	$3.60(4)	0.71%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through November 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 128, the number of days in the period from July 26, 2013 (commencement of sale) through November 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

Schedule of Investments

NOVEMBER 30, 2013

	Shares/ Principal Amount	Value
Common Stocks — 64.5%
AEROSPACE AND DEFENSE — 2.1%
AAR Corp.	1,657	$ 51,732
Aerovironment, Inc.(1)	2,185	65,921
Alliant Techsystems, Inc.	12,246	1,484,583
American Science & Engineering, Inc.	2,634	188,752
B/E Aerospace, Inc.(1)	8,780	763,860
Boeing Co. (The)	49,278	6,615,572
Esterline Technologies Corp.(1)	1,848	162,661
European Aeronautic Defence and Space Co. NV	39,853	2,829,999
General Dynamics Corp.	45,461	4,166,955
Honeywell International, Inc.	78,086	6,911,392
KEYW Holding Corp. (The)(1)	6,502	80,560
Northrop Grumman Corp.	19,129	2,155,456
Precision Castparts Corp.	7,414	1,916,148
Raytheon Co.	49,491	4,388,862
Rockwell Collins, Inc.	2,070	150,551
Rolls-Royce Holdings plc	62,669	1,266,434
Textron, Inc.	60,502	2,010,481
Triumph Group, Inc.	2,533	187,290
United Technologies Corp.	19,326	2,142,480
Zodiac Aerospace	3,740	634,477
		38,174,166
AIR FREIGHT AND LOGISTICS — 0.1%
United Parcel Service, Inc., Class B	25,046	2,564,209
AIRLINES — 0.4%
Alaska Air Group, Inc.	6,707	521,402
Copa Holdings SA Class A	4,740	717,731
Delta Air Lines, Inc.	17,511	507,469
International Consolidated Airlines Group SA(1)	177,010	1,060,956
JetBlue Airways Corp.(1)	5,299	47,108
Pegasus Hava Tasimaciligi AS(1)	38,145	798,364
Southwest Airlines Co.	134,310	2,496,823
Spirit Airlines, Inc.(1)	7,115	326,365
		6,476,218
AUTO COMPONENTS — 0.6%
American Axle & Manufacturing Holdings, Inc.(1)	27,899	557,980
Autoliv, Inc.	8,061	748,544
BorgWarner, Inc.	13,521	1,449,045
Bridgestone Corp.	46,100	1,687,491
Continental AG	13,258	2,768,903
Dana Holding Corp.	3,731	75,665
Goodyear Tire & Rubber Co. (The)	15,250	339,465
Hyundai Wia Corp.	2,050	368,043
Superior Industries International, Inc.	2,805	55,371
Tower International, Inc.(1)	3,859	82,930
Valeo SA	15,720	1,671,661
Xinyi Glass Holdings Ltd.	1,026,000	1,085,217
		10,890,315
AUTOMOBILES — 1.0%
Brilliance China Automotive Holdings Ltd.	604,000	1,056,457
Daimler AG	20,030	1,660,224
Ford Motor Co.	110,570	1,888,536
Fuji Heavy Industries Ltd.	55,000	1,552,638
Great Wall Motor Co. Ltd. H Shares	165,000	1,007,765
Harley-Davidson, Inc.	45,509	3,050,013
Hyundai Motor Co.	1,460	347,652
Tata Motors Ltd.	161,313	1,029,213
Tata Motors Ltd. ADR	39,865	1,294,416
Tesla Motors, Inc.(1)	8,092	1,029,950
Tofas Turk Otomobil Fabrikasi	40,209	263,610
Toyota Motor Corp.	55,600	3,462,619
Winnebago Industries, Inc.(1)	6,774	209,723
		17,852,816
BEVERAGES — 1.1%
Anheuser-Busch InBev NV	16,643	1,699,481
Beam, Inc.	7,760	524,033
Boston Beer Co., Inc., Class A(1)	352	86,170
Brown-Forman Corp., Class B	20,672	1,550,813
Coca-Cola Co. (The)	88,965	3,575,503
Constellation Brands, Inc., Class A(1)	32,260	2,271,427
Diageo plc	42,300	1,346,933
Dr Pepper Snapple Group, Inc.	12,496	603,057
PepsiCo, Inc.	89,162	7,530,623
		19,188,040

Shares/ Principal Amount	Value

BIOTECHNOLOGY — 1.4%
ACADIA Pharmaceuticals, Inc.(1)	4,260	$ 99,215
Acorda Therapeutics, Inc.(1)	2,464	85,772
Aegerion Pharmaceuticals, Inc.(1)	9,420	668,160
Alexion Pharmaceuticals, Inc.(1)	10,325	1,285,462
Alnylam Pharmaceuticals, Inc.(1)	2,987	182,804
Amgen, Inc.	56,300	6,422,704
Arena Pharmaceuticals, Inc.(1)	10,857	70,788
Biogen Idec, Inc.(1)	10,034	2,919,593
BioMarin Pharmaceutical, Inc.(1)	11,930	839,633
Celldex Therapeutics, Inc.(1)	4,370	121,311
Cepheid, Inc.(1)	3,411	154,928
CSL Ltd.	39,152	2,449,408
Exact Sciences Corp.(1)	4,372	53,688
Exelixis, Inc.(1)	12,734	74,239
Gilead Sciences, Inc.(1)	42,370	3,169,700
Grifols SA	14,950	683,670
ImmunoGen, Inc.(1)	4,090	59,428
Incyte Corp. Ltd.(1)	12,740	593,684
InterMune, Inc.(1)	5,330	73,714
Ironwood Pharmaceuticals, Inc.(1)	6,424	73,362
Isis Pharmaceuticals, Inc.(1)	4,839	187,560
Keryx Biopharmaceuticals, Inc.(1)	5,510	76,534
MannKind Corp.(1)	10,380	51,796
Myriad Genetics, Inc.(1)	40,158	1,194,700
NPS Pharmaceuticals, Inc.(1)	4,180	110,394
Opko Health, Inc.(1)	9,390	98,971
PDL BioPharma, Inc.	9,053	88,448
Pharmacyclics, Inc.(1)	2,260	281,415
Puma Biotechnology, Inc.(1)	1,240	61,740
Regeneron Pharmaceuticals, Inc.(1)	6,666	1,958,871
Synageva BioPharma Corp.(1)	1,300	78,533
United Therapeutics Corp.(1)	11,919	1,100,243
		25,370,468
BUILDING PRODUCTS — 0.4%
Allegion plc(1)	4,270	184,634
American Woodmark Corp.(1)	7,346	265,081
AO Smith Corp.	848	45,919
Apogee Enterprises, Inc.	7,245	259,516
Daikin Industries Ltd.	38,600	2,449,119
Fortune Brands Home & Security, Inc.	49,345	2,151,442
Lennox International, Inc.	20,889	1,721,254
Norcraft Cos., Inc.(1)	12,512	221,462
Nortek, Inc.(1)	200	14,608
Quanex Building Products Corp.	2,343	41,799
Sung Kwang Bend Co. Ltd.	17,360	453,561
		7,808,395
CAPITAL MARKETS — 1.4%
Aberdeen Asset Management plc	138,670	1,117,057
Affiliated Managers Group, Inc.(1)	8,960	1,794,240
Ameriprise Financial, Inc.	13,810	1,494,932
Bank of New York Mellon Corp. (The)	29,550	995,835
BlackRock, Inc.	4,470	1,353,293
Blackstone Group LP	11,500	328,670
Charles Schwab Corp. (The)	10,431	255,351
Evercore Partners, Inc., Class A	544	29,838
Federated Investors, Inc., Class B	3,140	85,691
Fifth Street Finance Corp.	2,732	26,118
Financial Engines, Inc.	2,463	166,868
Franklin Resources, Inc.	71,615	3,966,755
Goldman Sachs Group, Inc. (The)	21,005	3,548,585
HFF, Inc., Class A	5,820	149,108
KKR & Co. LP	28,388	673,647
Lazard Ltd. Class A	20,620	860,473
LPL Financial Holdings, Inc.	16,190	694,065
Manning & Napier, Inc.	3,393	61,990
Morgan Stanley	37,467	1,172,717
Northern Trust Corp.	48,885	2,883,726
PennantPark Investment Corp.	4,197	51,077
Solar Capital Ltd.	3,017	69,844
State Street Corp.	21,015	1,525,899
Stifel Financial Corp.(1)	1,384	61,962

Shares/ Principal Amount	Value

Triangle Capital Corp.	5,930	$ 176,477
UBS AG	67,103	1,279,280
Walter Investment Management Corp.(1)	1,581	60,284
		24,883,782
CHEMICALS — 1.7%
Air Liquide SA	9,420	1,313,270
Akzo Nobel NV	21,800	1,641,940
Cabot Corp.	4,930	240,584
Chemtura Corp.(1)	11,830	312,312
Dow Chemical Co. (The)	75,060	2,931,844
E.I. du Pont de Nemours & Co.	5,040	309,355
Flotek Industries, Inc.(1)	7,727	161,803
FMC Corp.	23,100	1,683,066
Givaudan SA	510	719,649
Hawkins, Inc.	1,579	59,623
Innophos Holdings, Inc.	3,079	147,730
Johnson Matthey plc	26,830	1,391,691
Koninklijke DSM NV	16,846	1,322,376
Kraton Performance Polymers, Inc.(1)	1,750	40,757
Kronos Worldwide, Inc.	4,207	70,089
LG Chem Ltd.	2,350	645,068
LyondellBasell Industries NV, Class A	67,108	5,179,395
Minerals Technologies, Inc.	764	45,382
Monsanto Co.	24,556	2,782,931
NewMarket Corp.	1,581	512,165
Olin Corp.	14,820	367,981
PolyOne Corp.	3,480	112,961
PPG Industries, Inc.	15,678	2,885,693
Sensient Technologies Corp.	776	38,133
Sherwin-Williams Co. (The)	9,255	1,693,943
Shin-Etsu Chemical Co. Ltd.	16,000	924,594
Sigma-Aldrich Corp.	9,814	846,359
Sika AG	261	857,234
Syngenta AG	2,216	870,362
Tronox Ltd. Class A	8,581	182,346
Westlake Chemical Corp.	6,040	679,983
		30,970,619
COMMERCIAL BANKS — 2.8%
American National Bankshares, Inc.	2,722	70,663
Banco Popular Espanol SA(1)	198,500	1,153,601
Bank of Ireland(1)	2,628,289	1,021,398
Bank of the Ozarks, Inc.	2,125	119,319
BankUnited, Inc.	8,497	274,283
BNP Paribas	43,604	3,273,516
Boston Private Financial Holdings, Inc.	3,576	42,536
Cathay General Bancorp.	10,345	285,832
Central Pacific Financial Corp.	5,050	100,394
Comerica, Inc.	12,807	580,797
Commerce Bancshares, Inc.	26,909	1,214,152
Commonwealth Bank of Australia	24,794	1,756,300
Credicorp Ltd.	5,050	648,925
Cullen/Frost Bankers, Inc.	10,429	749,011
CVB Financial Corp.	3,824	61,719
DNB ASA	66,481	1,176,223
East West Bancorp., Inc.	25,560	876,197
Erste Group Bank AG	30,321	1,067,497
F.N.B. Corp.	3,399	43,201
First Horizon National Corp.	8,533	95,655
First Interstate Bancsystem, Inc.	3,616	101,248
First NBC Bank Holding Co.(1)	2,136	61,688
First Niagara Financial Group, Inc.	9,721	108,292
FirstMerit Corp.	4,169	95,720
Flushing Financial Corp.	2,393	51,713
Fulton Financial Corp.	5,361	70,068
Grupo Financiero Banorte SAB de CV	116,055	791,507
HDFC Bank Ltd.	45,752	484,170
Heritage Financial Corp.	3,277	56,364
Home Bancshares, Inc.	8,072	291,883
HSBC Holdings plc	156,680	1,748,224
Industrial & Commercial Bank of China Ltd. H Shares	1,306,105	938,402
Itau Unibanco Holding SA ADR	147,054	2,069,050
Itau Unibanco Holding SA Preference Shares	61,200	860,746
Kasikornbank PCL NVDR	119,400	628,421
KeyCorp	57,761	736,453
Lakeland Financial Corp.	1,876	71,945

Shares/ Principal Amount	Value

Lloyds Banking Group plc(1)	2,123,819	$ 2,689,808
MB Financial, Inc.	2,167	70,666
Mitsubishi UFJ Financial Group, Inc.	152,300	979,703
National Bankshares, Inc.	1,919	72,884
OFG Bancorp	6,972	119,918
Pacific Continental Corp.	3,461	49,977
Park Sterling Corp.	10,111	71,687
Pinnacle Financial Partners, Inc.	5,793	188,562
PNC Financial Services Group, Inc. (The)	46,731	3,595,950
Popular, Inc.(1)	2,334	66,706
PrivateBancorp, Inc.	4,334	120,182
Prosperity Bancshares, Inc.	979	62,783
PT Bank Rakyat Indonesia (Persero) Tbk	664,500	413,837
Renasant Corp.	3,210	98,868
Sberbank of Russia	446,062	1,389,902
Signature Bank(1)	2,559	271,894
Standard Chartered plc	72,865	1,727,032
SunTrust Banks, Inc.	54,445	1,972,542
Susquehanna Bancshares, Inc.	6,570	82,716
SVB Financial Group(1)	15,040	1,522,650
TCF Financial Corp.	2,507	39,285
Texas Capital Bancshares, Inc.(1)	3,417	191,933
U.S. Bancorp	65,250	2,559,105
UniCredit SpA	200,310	1,453,449
Valley National Bancorp	1,024	10,394
ViewPoint Financial Group, Inc.	5,206	132,128
Washington Banking Co.	3,139	56,314
Wells Fargo & Co.	143,870	6,333,157
Westamerica Bancorp.	13,361	739,932
		50,861,077
COMMERCIAL SERVICES AND SUPPLIES — 0.7%
ADT Corp. (The)	74,168	3,008,254
Deluxe Corp.	11,351	564,031
G&K Services, Inc., Class A	3,387	203,965
Mobile Mini, Inc.(1)	3,287	132,795
Multi-Color Corp.	5,759	218,324
Republic Services, Inc.	95,086	3,319,452
Stericycle, Inc.(1)	9,287	1,091,037
Tyco International Ltd.	76,407	2,914,163
US Ecology, Inc.	3,312	127,446
Waste Management, Inc.	10,821	494,303
		12,073,770
COMMUNICATIONS EQUIPMENT — 1.3%
Ciena Corp.(1)	34,428	764,646
Cisco Systems, Inc.	354,281	7,528,471
CommScope Holding Co., Inc.(1)	3,791	60,997
F5 Networks, Inc.(1)	16,257	1,337,301
Harris Corp.	6,398	412,735
Palo Alto Networks, Inc.(1)	12,820	640,359
Polycom, Inc.(1)	7,917	85,108
Procera Networks, Inc.(1)	14,480	221,110
QUALCOMM, Inc.	130,379	9,593,287
Riverbed Technology, Inc.(1)	8,018	138,711
Telefonaktiebolaget LM Ericsson B Shares	108,386	1,350,002
Ubiquiti Networks, Inc.	8,360	329,384
		22,462,111
COMPUTERS AND PERIPHERALS — 1.9%
Apple, Inc.	35,663	19,831,124
EMC Corp.	121,950	2,908,507
Hewlett-Packard Co.	91,724	2,508,651
NetApp, Inc.	97,467	4,020,514
SanDisk Corp.	10,947	746,038
Seagate Technology plc	35,466	1,739,253
Silicon Graphics International Corp.(1)	902	12,015
Western Digital Corp.	22,521	1,689,976
		33,456,078
CONSTRUCTION AND ENGINEERING — 0.3%
Chicago Bridge & Iron Co. NV New York Shares	9,519	729,917
China Railway Construction Corp. Ltd. H Shares	716,000	802,580
EMCOR Group, Inc.	1,695	67,342
Granite Construction, Inc.	2,997	93,656
Great Lakes Dredge & Dock Corp.	7,022	62,566
MasTec, Inc.(1)	53,068	1,679,602
Northwest Pipe Co.(1)	1,275	49,700
Promotora y Operadora de Infraestructura SAB de CV(1)	43,127	507,802
Quanta Services, Inc.(1)	52,450	1,553,044
URS Corp.	1,081	56,180
		5,602,389

Shares/ Principal Amount	Value

CONSTRUCTION MATERIALS — 0.2%
Caesarstone Sdot-Yam Ltd.	4,990	$ 245,258
Cemex Latam Holdings SA(1)	64,500	478,075
Cemex SAB de CV ADR(1)	145,776	1,593,332
Eagle Materials, Inc.	1,403	109,434
Headwaters, Inc.(1)	22,280	215,225
James Hardie Industries SE	39,990	456,467
PT Semen Gresik (Persero) Tbk	293,500	314,048
Siam Cement PCL NVDR	49,700	609,835
		4,021,674
CONSUMER FINANCE — 0.4%
American Express Co.	26,479	2,271,898
Capital One Financial Corp.	19,110	1,368,849
Cash America International, Inc.	43,145	1,622,684
Discover Financial Services	22,670	1,208,311
Portfolio Recovery Associates, Inc.(1)	9,278	541,835
		7,013,577
CONTAINERS AND PACKAGING — 0.3%
Avery Dennison Corp.	1,980	96,822
Bemis Co., Inc.	15,341	598,759
Berry Plastics Group, Inc.(1)	9,913	212,634
Graphic Packaging Holding Co.(1)	17,072	153,307
Owens-Illinois, Inc.(1)	9,441	311,553
Packaging Corp. of America	38,450	2,355,447
Rock Tenn Co., Class A	5,190	490,040
Silgan Holdings, Inc.	4,920	230,010
Sonoco Products Co.	24,118	966,167
		5,414,739
DISTRIBUTORS†
Pool Corp.	4,768	267,199
DIVERSIFIED CONSUMER SERVICES — 0.1%
Anhanguera Educacional Participacoes SA	121,200	807,913
Grand Canyon Education, Inc.(1)	2,266	103,194
LifeLock, Inc.(1)	13,630	234,709
Sotheby’s	1,457	74,686
Steiner Leisure, Ltd.(1)	2,034	120,331
		1,340,833
DIVERSIFIED FINANCIAL SERVICES — 1.9%
Bank of America Corp.	182,297	2,883,939
Berkshire Hathaway, Inc., Class B(1)	34,504	4,020,751
Chailease Holding Co. Ltd.	235,016	624,983
Citigroup, Inc.	173,671	9,190,669
Compass Diversified Holdings	2,860	54,597
Hankook Tire Co. Ltd.	7,890	465,960
ING Groep NV CVA(1)	132,590	1,722,002
JPMorgan Chase & Co.	126,814	7,256,297
MarketAxess Holdings, Inc.	4,566	321,309
Moody’s Corp.	31,600	2,358,308
MSCI, Inc., Class A(1)	40,556	1,800,281
ORIX Corp.	173,100	3,151,267
PHH Corp.(1)	3,569	85,799
		33,936,162
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
AT&T, Inc.	221,149	7,786,656
BT Group plc	238,770	1,456,136
CenturyLink, Inc.	57,279	1,758,466
China Communications Services Corp. Ltd. H Shares	838,000	549,115
Iliad SA	1,930	456,837
tw telecom, inc., Class A(1)	39,550	1,120,056
Verizon Communications, Inc.	43,226	2,144,874
		15,272,140
ELECTRIC UTILITIES — 0.7%
American Electric Power Co., Inc.	19,500	917,670
Edison International	51,049	2,358,974
El Paso Electric Co.	4,135	148,984
Empire District Electric Co. (The)	21,316	483,873
Great Plains Energy, Inc.	53,921	1,280,085
IDACORP, Inc.	5,869	303,310
Northeast Utilities	11,682	479,897
NV Energy, Inc.	9,400	222,310
Pinnacle West Capital Corp.	16,190	863,898
PNM Resources, Inc.	1,712	39,838
Portland General Electric Co.	20,265	604,100
PPL Corp.	31,440	965,522
UNS Energy Corp.	1,324	63,393

Shares/ Principal Amount	Value

Westar Energy, Inc.	52,640	$ 1,650,791
Xcel Energy, Inc.	75,554	2,117,023
		12,499,668
ELECTRICAL EQUIPMENT — 0.8%
ABB Ltd. ADR	9,905	253,073
Acuity Brands, Inc.	8,870	909,441
Brady Corp., Class A	14,977	469,229
Eaton Corp. plc	20,960	1,522,954
Emerson Electric Co.	48,873	3,274,002
EnerSys	3,910	278,979
GrafTech International Ltd.(1)	12,695	146,246
Nidec Corp.	12,200	1,177,783
Regal-Beloit Corp.	6,099	448,765
Rockwell Automation, Inc.	37,495	4,258,682
Schneider Electric SA	20,861	1,766,236
		14,505,390
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
Belden, Inc.	2,682	187,794
CDW Corp.	5,473	122,048
Cognex Corp.	6,848	225,641
FARO Technologies, Inc.(1)	1,412	77,010
FEI Co.	3,780	344,169
FLIR Systems, Inc.	28,445	843,963
Ingram Micro, Inc. Class A(1)	4,188	98,167
Itron, Inc.(1)	1,569	66,447
Keyence Corp.	4,800	1,928,059
Littelfuse, Inc.	2,285	198,681
Murata Manufacturing Co. Ltd.	17,600	1,513,554
Omron Corp.	11,100	456,699
TE Connectivity Ltd.	46,964	2,475,942
Trimble Navigation Ltd.(1)	21,828	696,313
TTM Technologies, Inc.(1)	6,977	67,677
Vishay Intertechnology, Inc.(1)	14,624	189,088
		9,491,252
ENERGY EQUIPMENT AND SERVICES — 1.1%
Baker Hughes, Inc.	39,208	2,233,288
Bristow Group, Inc.	656	52,611
Cal Dive International, Inc.(1)	17,003	31,456
Cameron International Corp.(1)	10,799	598,157
China Oilfield Services Ltd. H Shares	316,000	953,802
Core Laboratories NV	3,238	589,769
Dril-Quip, Inc.(1)	9,236	1,002,660
Eurasia Drilling Co. Ltd. GDR	15,850	691,060
Frank’s International NV	25,500	610,215
Geospace Technologies Corp.(1)	1,458	127,240
Gulfmark Offshore, Inc. Class A	1,336	65,945
Helmerich & Payne, Inc.	9,785	753,445
Hornbeck Offshore Services, Inc.(1)	4,700	237,961
Key Energy Services, Inc.(1)	3,382	26,515
Matrix Service Co.(1)	4,754	105,539
McDermott International, Inc.(1)	7,363	60,008
Nabors Industries Ltd.	135,275	2,238,801
National Oilwell Varco, Inc.	23,890	1,947,035
Natural Gas Services Group, Inc.(1)	3,460	102,624
Oceaneering International, Inc.	15,350	1,184,866
RPC, Inc.	31,023	548,176
Sapurakencana Petroleum Bhd(1)	529,000	704,130
Schlumberger Ltd.	60,841	5,379,561
Tetra Technologies, Inc.(1)	5,620	69,351
		20,314,215
FOOD AND STAPLES RETAILING — 1.5%
BIM Birlesik Magazalar AS	20,120	453,958
Carrefour SA	61,039	2,401,938
Casey’s General Stores, Inc.	1,830	136,189
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	20,160	949,133
Costco Wholesale Corp.	34,455	4,321,691
CVS Caremark Corp.	30,260	2,026,209
GS Retail Co. Ltd.	22,270	595,522
J Sainsbury plc	123,090	820,553
Kroger Co. (The)	77,178	3,222,181
Magnit OJSC GDR	41,051	2,705,261
Rite Aid Corp.(1)	19,554	115,760
Sysco Corp.	46,559	1,565,779
United Natural Foods, Inc.(1)	3,851	265,141
Village Super Market, Inc., Class A	1,892	73,277
Wal-Mart Stores, Inc.	16,018	1,297,618
Walgreen Co.	50,894	3,012,925

Shares/ Principal Amount	Value

Weis Markets, Inc.	1,525	$ 77,821
Whole Foods Market, Inc.	65,313	3,696,716
		27,737,672
FOOD PRODUCTS — 1.3%
Annie’s, Inc.(1)	2,020	92,819
Archer-Daniels-Midland Co.	73,180	2,945,495
Associated British Foods plc	50,307	1,887,536
BRF SA ADR	29,040	644,688
ConAgra Foods, Inc.	17,972	592,896
Danone SA	22,000	1,598,711
General Mills, Inc.	63,091	3,181,679
Gruma SAB de CV B Shares(1)	87,100	610,692
Hain Celestial Group, Inc. (The)(1)	12,372	1,023,041
Hershey Co. (The)	8,270	801,280
Hillshire Brands Co.	38,227	1,277,546
J&J Snack Foods Corp.	2,529	217,292
Kellogg Co.	7,928	480,754
Kraft Foods Group, Inc.	11,100	589,632
Mead Johnson Nutrition Co.	20,238	1,710,313
Mondelez International, Inc. Class A	36,711	1,230,920
Orion Corp.	480	409,109
Snyders-Lance, Inc.	6,467	186,314
Tata Global Beverages Ltd.	152,859	364,230
TreeHouse Foods, Inc.(1)	3,906	274,006
Tyson Foods, Inc., Class A	79,660	2,524,425
Unilever plc	17,783	718,438
Universal Robina Corp.	170,160	468,402
		23,830,218
GAS UTILITIES — 0.2%
AGL Resources, Inc.	10,448	486,250
ENN Energy Holdings Ltd.	205,052	1,444,149
Laclede Group, Inc. (The)	17,052	786,268
Southwest Gas Corp.	10,468	555,432
WGL Holdings, Inc.	8,069	321,550
		3,593,649
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.8%
Abaxis, Inc.	1,361	48,969
Abbott Laboratories	145,197	5,545,073
Align Technology, Inc.(1)	4,436	242,383
Arthrocare Corp.(1)	1,547	58,353
Becton Dickinson and Co.	15,121	1,641,989
Boston Scientific Corp.(1)	51,512	596,509
CareFusion Corp.(1)	35,570	1,417,465
Cie Generale d’Optique Essilor International SA	5,762	604,509
Cooper Cos., Inc. (The)	8,961	1,180,522
Cyberonics, Inc.(1)	1,624	111,601
DENTSPLY International, Inc.	12,643	601,301
DexCom, Inc.(1)	4,096	135,537
Endologix, Inc.(1)	4,522	80,808
Ginko International Co. Ltd.	28,000	597,959
Globus Medical, Inc.(1)	3,560	68,566
GN Store Nord A/S	56,370	1,346,177
Haemonetics Corp.(1)	2,695	113,891
HeartWare International, Inc.(1)	910	87,724
Hill-Rom Holdings, Inc.	1,020	42,238
ICU Medical, Inc.(1)	789	51,825
IDEXX Laboratories, Inc.(1)	5,301	552,152
Insulet Corp.(1)	3,512	130,014
Integra LifeSciences Holdings Corp.(1)	843	39,157
Intuitive Surgical, Inc.(1)	1,783	672,013
Masimo Corp.(1)	3,132	89,669
Medtronic, Inc.	121,384	6,957,731
Meridian Bioscience, Inc.	2,854	70,151
Neogen Corp.(1)	2,062	104,894
Orthofix International NV(1)	3,107	67,204
St. Jude Medical, Inc.	49,773	2,907,739
STERIS Corp.	15,419	711,433
Stryker Corp.	27,618	2,055,332
Teleflex, Inc.	17,020	1,673,236
Thoratec Corp.(1)	3,410	134,252
Utah Medical Products, Inc.	1,399	74,441
Varian Medical Systems, Inc.(1)	4,540	354,347
Volcano Corp.(1)	3,622	82,473
West Pharmaceutical Services, Inc.	3,522	175,818
Zimmer Holdings, Inc.	10,834	990,336
		32,415,791
HEALTH CARE PROVIDERS AND SERVICES — 0.7%
Acadia Healthcare Co., Inc.(1)	2,085	96,327
Aetna, Inc.	17,250	1,189,042
Air Methods Corp.	3,661	204,869
AMN Healthcare Services, Inc.(1)	3,787	52,564

Shares/ Principal Amount	Value

Cardinal Health, Inc.	12,971	$ 837,927
Catamaran Corp.(1)	50,230	2,291,995
Centene Corp.(1)	2,800	167,244
Chemed Corp.	1,120	87,282
CIGNA Corp.	5,168	451,942
Emeritus Corp.(1)	2,738	61,632
Ensign Group, Inc. (The)	1,430	64,593
Express Scripts Holding Co.(1)	26,083	1,756,690
HealthSouth Corp.	5,066	181,312
Humana, Inc.	3,828	398,074
IPC The Hospitalist Co., Inc.(1)	1,182	74,324
LifePoint Hospitals, Inc.(1)	24,955	1,278,445
Molina Healthcare, Inc.(1)	1,870	62,832
MWI Veterinary Supply, Inc.(1)	1,167	212,592
National Healthcare Corp.	765	42,687
Patterson Cos., Inc.	15,342	636,540
PharMerica Corp.(1)	2,268	51,211
Quest Diagnostics, Inc.	23,662	1,441,962
Surgical Care Affiliates, Inc.(1)	261	7,945
Team Health Holdings, Inc.(1)	3,648	170,471
WellCare Health Plans, Inc.(1)	704	52,307
WellPoint, Inc.	12,790	1,187,935
		13,060,744
HEALTH CARE TECHNOLOGY — 0.1%
athenahealth, Inc.(1)	1,778	233,220
Cerner Corp.(1)	14,590	838,487
HMS Holdings Corp.(1)	4,786	109,647
MedAssets, Inc.(1)	3,970	85,514
Medidata Solutions, Inc.(1)	2,194	260,889
Quality Systems, Inc.	2,757	64,404
Veeva Systems, Inc. Class A(1)	15,153	613,545
		2,205,706
HOTELS, RESTAURANTS AND LEISURE — 1.6%
Accor SA	20,170	884,972
AFC Enterprises, Inc.(1)	3,818	166,427
Alsea SAB de CV	160,167	481,911
Bally Technologies, Inc.(1)	30,433	2,269,389
Buffalo Wild Wings, Inc.(1)	1,230	184,795
Carnival Corp.	51,999	1,877,684
CEC Entertainment, Inc.	11,693	560,679
Cedar Fair LP	3,193	159,011
Chipotle Mexican Grill, Inc.(1)	4,698	2,461,094
ClubCorp Holdings, Inc.(1)	4,752	78,978
Compass Group plc	81,653	1,230,537
Cracker Barrel Old Country Store, Inc.	6,592	715,166
Del Frisco’s Restaurant Group, Inc.(1)	2,975	62,981
Domino’s Pizza, Inc.	1,490	103,004
Extended Stay America, Inc.(1)	11,322	285,088
Hotel Shilla Co. Ltd.	7,210	468,040
International Game Technology	153,849	2,690,819
Las Vegas Sands Corp.	29,857	2,140,150
Marriott International, Inc. Class A	24,435	1,148,934
Minor International PCL	723,700	547,677
Noodles & Co.(1)	12,962	526,646
Orient-Express Hotels Ltd. Class A(1)	6,078	89,529
Oriental Land Co. Ltd.	2,700	397,706
Papa John’s International, Inc.	5,053	428,873
Red Robin Gourmet Burgers, Inc.(1)	353	28,138
Sands China Ltd.	214,000	1,618,964
Scientific Games Corp. Class A(1)	5,676	101,884
Six Flags Entertainment Corp.	7,072	263,149
Starbucks Corp.	23,095	1,881,319
Starwood Hotels & Resorts Worldwide, Inc.	2,900	215,992
Town Sports International Holdings, Inc.	3,297	45,334
Whitbread plc	56,844	3,317,803
Wyndham Worldwide Corp.	28,447	2,039,934
		29,472,607
HOUSEHOLD DURABLES — 0.5%
Cavco Industries, Inc.(1)	1,957	132,039
CSS Industries, Inc.	831	25,877
Haier Electronics Group Co. Ltd.	562,000	1,323,709
Helen of Troy Ltd.(1)	799	38,919
Libbey, Inc.(1)	2,981	68,563
M.D.C. Holdings, Inc.	8,396	253,727
Merry Electronics Co. Ltd.	57,000	246,537
Mohawk Industries, Inc.(1)	15,688	2,196,634

Shares/ Principal Amount	Value

Newell Rubbermaid, Inc.	61,512	$ 1,866,889
Panasonic Corp.	15,600	178,925
Ryland Group, Inc. (The)	1,970	77,854
Standard Pacific Corp.(1)	33,776	276,288
Toll Brothers, Inc.(1)	7,600	259,160
Whirlpool Corp.	15,740	2,404,443
		9,349,564
HOUSEHOLD PRODUCTS — 1.2%
Central Garden and Pet Co.(1)	7,106	55,569
Church & Dwight Co., Inc.	20,110	1,312,178
Colgate-Palmolive Co.	9,153	602,359
Energizer Holdings, Inc.	22,261	2,456,501
Henkel AG & Co. KGaA Preference Shares	13,350	1,513,782
Kimberly-Clark Corp.	23,328	2,546,484
Procter & Gamble Co. (The)	82,028	6,908,398
Reckitt Benckiser Group plc	19,550	1,570,372
Spectrum Brands Holdings, Inc.	1,348	95,142
Svenska Cellulosa AB B Shares	82,181	2,399,272
Unicharm Corp.	23,800	1,505,432
		20,965,489
INDUSTRIAL CONGLOMERATES — 0.9%
3M Co.	2,177	290,651
Alfa SAB de CV, Series A	215,102	630,970
Danaher Corp.	61,769	4,620,321
General Electric Co.	283,304	7,552,885
Koninklijke Philips Electronics NV	36,949	1,322,686
Siemens AG	3,390	447,736
SM Investments Corp.	32,280	556,742
Toshiba Corp.	129,000	556,572
		15,978,563
INSURANCE — 2.4%
ACE Ltd.	10,163	1,044,553
Aflac, Inc.	45,562	3,023,950
AIA Group Ltd.	246,400	1,249,076
Allied World Assurance Co. Holdings AG	1,640	184,746
Allstate Corp. (The)	43,245	2,346,906
American Equity Investment Life Holding Co.	1,827	43,318
American International Group, Inc.	102,732	5,110,917
AMERISAFE, Inc.	3,456	151,649
Amtrust Financial Services, Inc.	38,645	1,615,748
Arch Capital Group Ltd.(1)	5,167	303,975
Argo Group International Holdings Ltd.	1,737	82,143
Arthur J Gallagher & Co.	12,080	562,203
Aspen Insurance Holdings Ltd.	12,902	521,499
AXA SA	64,110	1,679,969
Baldwin & Lyons, Inc., Class B	3,505	97,860
Chubb Corp. (The)	16,831	1,623,350
CNO Financial Group, Inc.	5,871	99,337
Discovery Holdings Ltd.	57,164	457,222
Endurance Specialty Holdings Ltd.	1,676	95,364
First American Financial Corp.	29,502	780,623
Hanover Insurance Group, Inc. (The)	1,105	66,643
HCC Insurance Holdings, Inc.	20,605	947,418
Infinity Property & Casualty Corp.	1,104	78,770
Loews Corp.	15,500	733,925
Marsh & McLennan Cos., Inc.	12,641	599,815
MetLife, Inc.	65,708	3,429,301
Old Republic International Corp.	14,211	244,429
Ping An Insurance Group Co. H Shares	141,000	1,314,961
Platinum Underwriters Holdings Ltd.	756	47,930
Powszechny Zaklad Ubezpieczen SA	5,221	793,286
Primerica, Inc.	722	31,068
Principal Financial Group, Inc.	14,130	715,402
Protective Life Corp.	11,292	541,790
Prudential Financial, Inc.	16,130	1,431,699
Reinsurance Group of America, Inc.	27,390	2,053,702
RenaissanceRe Holdings Ltd.	22,736	2,153,099
Sampo A Shares	28,134	1,312,002
StanCorp Financial Group, Inc.	2,193	140,593
Symetra Financial Corp.	25,401	486,937

Shares/ Principal Amount	Value

Torchmark Corp.	7,329	$ 557,004
Travelers Cos., Inc. (The)	42,886	3,891,476
United Fire Group, Inc.	2,056	61,166
Unum Group	16,727	561,525
Validus Holdings Ltd.	1,102	44,135
		43,312,484
INTERNET AND CATALOG RETAIL — 0.5%
Amazon.com, Inc.(1)	2,599	1,023,018
Ctrip.com International Ltd. ADR(1)	12,720	607,762
Expedia, Inc.	27,027	1,721,350
Netflix, Inc.(1)	2,160	790,128
Orbitz Worldwide, Inc.(1)	5,948	41,160
priceline.com, Inc.(1)	1,210	1,442,719
Rakuten, Inc.	147,792	2,270,727
Shutterfly, Inc.(1)	1,474	69,617
TripAdvisor, Inc.(1)	15,040	1,328,333
		9,294,814
INTERNET SOFTWARE AND SERVICES — 1.8%
Baidu, Inc. ADR(1)	4,090	681,271
Bankrate, Inc.(1)	14,500	271,730
comScore, Inc.(1)	9,470	257,679
CoStar Group, Inc.(1)	7,357	1,370,168
Criteo SA ADR(1)	492	17,761
Dealertrack Technologies, Inc.(1)	3,928	164,190
Facebook, Inc., Class A(1)	51,195	2,406,677
Google, Inc., Class A(1)	13,769	14,589,495
LinkedIn Corp., Class A(1)	16,166	3,621,669
Mail.ru Group Ltd. GDR	15,534	642,331
NAVER Corp.	1,370	895,814
Shutterstock, Inc.(1)	1,790	132,424
Tencent Holdings Ltd.	77,400	4,476,741
Trulia, Inc.(1)	6,474	222,317
Web.com Group, Inc.(1)	12,608	359,958
Xoom Corp.(1)	9,000	248,715
Yandex NV A Shares(1)	40,118	1,594,691
Yelp, Inc.(1)	1,320	80,111
		32,033,742
IT SERVICES — 1.0%
Accenture plc, Class A	21,360	1,654,759
Alliance Data Systems Corp.(1)	13,960	3,381,950
Amdocs Ltd.	7,940	321,253
DST Systems, Inc.	641	56,600
EVERTEC, Inc.	5,565	122,820
FleetCor Technologies, Inc.(1)	2,515	306,277
HCL Technologies Ltd.	27,570	479,133
iGATE Corp.(1)	5,930	198,536
International Business Machines Corp.	24,159	4,340,889
MasterCard, Inc., Class A	4,189	3,187,033
MAXIMUS, Inc.	4,596	209,118
MoneyGram International, Inc.(1)	4,145	87,418
ServiceSource International, Inc.(1)	25,950	251,975
SYKES Enterprises, Inc.(1)	4,009	88,759
Tata Consultancy Services Ltd.	30,190	968,336
VeriFone Systems, Inc.(1)	5,676	145,362
Visa, Inc., Class A	9,513	1,935,515
		17,735,733
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Brunswick Corp.	9,538	435,887
Callaway Golf Co.	1,901	15,398
Hasbro, Inc.	45,116	2,428,143
Mattel, Inc.	17,713	819,580
Merida Industry Co. Ltd.	117,000	869,771
		4,568,779
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.	14,254	763,587
Bio-Rad Laboratories, Inc. Class A(1)	3,880	475,765
Covance, Inc.(1)	15,478	1,306,034
Luminex Corp.(1)	2,661	52,076
PAREXEL International Corp.(1)	4,419	182,151
Waters Corp.(1)	10,322	1,027,349
		3,806,962
MACHINERY — 1.2%
Albany International Corp., Class A	1,369	50,324
Altra Holdings, Inc.	4,114	124,983
Barnes Group, Inc.	1,278	46,647
Briggs & Stratton Corp.	5,041	101,929
Caterpillar, Inc.	5,470	462,762
Chart Industries, Inc.(1)	1,555	151,302
Crane Co.	12,323	767,846
Dover Corp.	25,652	2,327,662
Dynamic Materials Corp.	4,380	98,156
FANUC Corp.	5,100	858,256
Flowserve Corp.	21,830	1,558,225

Shares/ Principal Amount	Value

FreightCar America, Inc.	1,497	$ 34,850
Global Brass & Copper Holdings, Inc.	8,044	132,726
Graham Corp.	3,160	118,121
Hardinge, Inc.	3,461	53,611
Ingersoll-Rand plc(1)	12,810	732,092
ITT Corp.	4,823	196,875
Kadant, Inc.	1,466	60,722
Kennametal, Inc.	2,041	96,907
Kubota Corp.	115,000	1,965,591
Lincoln Electric Holdings, Inc.	6,709	479,559
Middleby Corp.(1)	9,727	2,148,111
Mueller Water Products, Inc. Class A	27,507	236,835
PACCAR, Inc.	21,470	1,230,446
Parker-Hannifin Corp.	10,395	1,224,947
Pentair Ltd.	15,970	1,129,398
RBC Bearings, Inc.(1)	2,770	189,440
Rexnord Corp.(1)	3,224	78,375
SKF AB B Shares	37,209	1,014,840
Snap-On, Inc.	10,007	1,062,243
Stanley Black & Decker, Inc.	7,180	584,380
WABCO Holdings, Inc.(1)	18,828	1,668,161
Woodward, Inc.	2,950	126,555
		21,112,877
MEDIA — 1.7%
AMC Networks, Inc.(1)	16,460	1,056,567
CBS Corp., Class B	35,080	2,054,285
Charter Communications, Inc., Class A(1)	493	66,604
Comcast Corp., Class A	108,175	5,394,687
Cumulus Media, Inc. Class A(1)	15,199	106,089
Discovery Communications, Inc. Class A(1)	23,454	2,046,831
Discovery Communications, Inc. Class C(1)	11,409	921,505
E.W. Scripps Co. (The), Class A(1)	1,777	36,020
Entercom Communications Corp., Class A(1)	14,212	148,800
Entravision Communications Corp., Class A	52,460	346,761
ITV plc	299,020	929,644
John Wiley & Sons, Inc., Class A	1,269	64,668
Journal Communications, Inc., Class A(1)	8,879	85,771
LIN Media LLC(1)	3,348	87,517
Lions Gate Entertainment Corp.(1)	26,679	844,123
Media General, Inc. Class A(1)	4,942	89,450
Naspers Ltd. N Shares	20,748	1,981,235
Nexstar Broadcasting Group, Inc. Class A	4,770	236,926
Publicis Groupe SA	17,858	1,578,711
Schibsted ASA	8,580	554,276
Scripps Networks Interactive, Inc. Class A	15,034	1,121,386
Sinclair Broadcast Group, Inc., Class A	14,691	482,159
Sirius XM Holdings, Inc.	250,917	945,957
Sky Deutschland AG(1)	184,895	1,896,828
Time Warner Cable, Inc.	7,251	1,002,233
Time Warner, Inc.	78,092	5,131,425
Viacom, Inc., Class B	21,319	1,709,144
		30,919,602
METALS AND MINING — 0.5%
Allegheny Technologies, Inc.	2,479	82,352
AM Castle & Co.(1)	3,081	43,103
BHP Billiton Ltd.	59,449	2,023,303
Century Aluminum Co.(1)	4,087	36,783
Compass Minerals International, Inc.	1,369	97,952
Freeport-McMoRan Copper & Gold, Inc.	50,260	1,743,519
Grupo Mexico SAB de CV	161,810	479,949
Haynes International, Inc.	1,619	87,782
Horsehead Holding Corp.(1)	7,324	109,640
Newmont Mining Corp.	33,577	833,717
Nucor Corp.	15,092	770,598
Rio Tinto plc	40,422	2,157,238
		8,465,936
MULTI-UTILITIES — 0.2%
Ameren Corp.	15,330	549,580
Avista Corp.	4,563	124,342
Consolidated Edison, Inc.	17,930	989,915
NorthWestern Corp.	11,370	500,053
PG&E Corp.	31,509	1,272,018
		3,435,908

Shares/ Principal Amount	Value

MULTILINE RETAIL — 0.6%
Dillard’s, Inc., Class A	25,010	$ 2,288,415
Macy’s, Inc.	25,390	1,352,271
Next plc	4,970	446,876
PT Matahari Department Store Tbk(1)	429,500	414,690
SACI Falabella	50,788	465,814
Target Corp.	100,790	6,443,505
		11,411,571
OIL, GAS AND CONSUMABLE FUELS — 3.5%
Alliance Resource Partners LP	468	34,290
Anadarko Petroleum Corp.	13,412	1,191,254
Antero Resources Corp.(1)	11,709	642,824
Apache Corp.	31,030	2,838,935
Ardmore Shipping Corp.	5,317	68,004
Athlon Energy, Inc.(1)	8,510	277,596
BG Group plc	102,913	2,102,430
Cabot Oil & Gas Corp.	26,216	903,141
Chevron Corp.	65,838	8,061,205
CNOOC Ltd.	818,000	1,675,557
Cobalt International Energy, Inc.(1)	19,950	443,489
Concho Resources, Inc.(1)	14,820	1,540,243
ConocoPhillips	15,557	1,132,550
Delek US Holdings, Inc.	3,697	111,871
Devon Energy Corp.	16,241	984,529
Dragon Oil plc	53,599	499,036
Energy XXI Bermuda Ltd.	2,675	72,653
EOG Resources, Inc.	13,270	2,189,550
Exxon Mobil Corp.	133,816	12,509,120
Gran Tierra Energy, Inc.(1)	47,381	336,405
Gulfport Energy Corp.(1)	5,871	343,043
Hugoton Royalty Trust	4,153	29,943
Imperial Oil Ltd.	61,656	2,623,376
Jones Energy, Inc.(1)	4,889	70,646
Kodiak Oil & Gas Corp.(1)	12,416	140,797
Marathon Petroleum Corp.	47,516	3,931,474
Murphy Oil Corp.	12,538	814,092
Noble Energy, Inc.	20,190	1,418,146
NovaTek OAO GDR	7,896	1,038,324
Oasis Petroleum, Inc.(1)	27,870	1,285,643
Occidental Petroleum Corp.	25,870	2,456,615
Pacific Coast Oil Trust	5,227	74,433
Pacific Rubiales Energy Corp.	33,690	626,208
Phillips 66	43,945	3,059,011
Rosetta Resources, Inc.(1)	3,417	172,798
Scorpio Tankers, Inc.	7,254	83,276
Southwestern Energy Co.(1)	25,723	994,451
Total SA	25,070	1,519,135
Total SA ADR	27,060	1,632,259
Ultrapar Participacoes SA	19,500	482,018
Vaalco Energy, Inc.(1)	8,277	50,076
Western Refining, Inc.	57,425	2,243,595
Williams Partners LP	13,973	718,072
		63,422,113
PAPER AND FOREST PRODUCTS — 0.1%
Boise Cascade Co.(1)	2,600	66,716
Clearwater Paper Corp.(1)	1,618	85,673
International Paper Co.	22,710	1,059,422
KapStone Paper and Packaging Corp.	6,416	341,844
Wausau Paper Corp.	5,121	62,169
		1,615,824
PERSONAL PRODUCTS — 0.3%
Avon Products, Inc.	42,242	753,175
Estee Lauder Cos., Inc. (The), Class A	15,612	1,170,275
Hengan International Group Co. Ltd.	42,000	529,297
Hypermarcas SA	105,000	849,266
L’Oreal SA	8,657	1,448,631
		4,750,644
PHARMACEUTICALS — 3.8%
AbbVie, Inc.	73,509	3,561,511
Actavis plc(1)	13,126	2,140,457
Akorn, Inc.(1)	4,393	113,120
Allergan, Inc.	27,126	2,632,578
Aspen Pharmacare Holdings Ltd.	37,808	974,605
Auxilium Pharmaceuticals, Inc.(1)	3,614	73,762
Bayer AG	25,110	3,350,534
Bristol-Myers Squibb Co.	55,705	2,862,123
Eli Lilly & Co.	58,559	2,940,833
Endo Health Solutions, Inc.(1)	3,458	232,343
Hospira, Inc.(1)	22,613	888,917
Impax Laboratories, Inc.(1)	1,093	26,276
Johnson & Johnson	125,693	11,898,099
Mallinckrodt plc(1)	10,869	564,753
Medicines Co. (The)(1)	3,305	120,996
Merck & Co., Inc.	173,400	8,640,522

Shares/ Principal Amount	Value

Nektar Therapeutics(1)	6,089	$ 76,478
Novartis AG	39,408	3,115,162
Novo Nordisk A/S B Shares	7,651	1,370,705
Pacira Pharmaceuticals, Inc.(1)	2,110	116,451
Perrigo Co.	8,350	1,301,681
Pfizer, Inc.	337,787	10,717,982
Prestige Brands Holdings, Inc.(1)	3,712	130,811
Questcor Pharmaceuticals, Inc.	2,628	152,450
Roche Holding AG	16,574	4,620,752
Sanofi	22,825	2,414,179
Santarus, Inc.(1)	3,753	120,772
Shire plc	16,120	731,175
ViroPharma, Inc.(1)	3,640	180,216
VIVUS, Inc.(1)	6,574	65,871
Zoetis, Inc.	85,163	2,652,827
		68,788,941
PROFESSIONAL SERVICES — 0.4%
Adecco SA	23,945	1,843,955
Barrett Business Services, Inc.	4,057	342,898
Capita Group plc (The)	133,866	2,183,877
CDI Corp.	6,146	96,431
Experian plc	29,243	539,273
Huron Consulting Group, Inc.(1)	3,588	213,271
Kforce, Inc.	6,176	124,632
Manpowergroup, Inc.	8,971	717,052
On Assignment, Inc.(1)	9,013	306,712
WageWorks, Inc.(1)	5,352	306,670
		6,674,771
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.1%
Acadia Realty Trust	10,900	283,073
American Campus Communities, Inc.	2,125	68,914
American Tower Corp.	9,277	721,472
Annaly Capital Management, Inc.	85,978	873,537
Apartment Investment & Management Co., Class A	16,565	415,947
Apollo Commercial Real Estate Finance, Inc.	3,562	59,236
Armada Hoffler Properties, Inc.	4,003	40,991
Associated Estates Realty Corp.	4,379	69,670
AvalonBay Communities, Inc.	5,511	653,384
Boston Properties, Inc.	8,519	847,555
BRE Properties, Inc.	8,900	455,947
Brixmor Property Group, Inc.(1)	18,345	370,202
Camden Property Trust	8,080	467,994
Campus Crest Communities, Inc.	9,887	98,376
Capstead Mortgage Corp.	26,492	318,699
CBL & Associates Properties, Inc.	2,563	46,288
Chatham Lodging Trust	3,682	75,812
Chimera Investment Corp.	7,437	21,939
Corrections Corp. of America	30,438	1,015,107
Cousins Properties, Inc.	44,511	476,713
CubeSmart	7,100	115,162
DCT Industrial Trust, Inc.	83,666	624,148
DDR Corp.	49,245	787,428
DiamondRock Hospitality Co.	10,406	118,941
Digital Realty Trust, Inc.	1,959	92,543
Douglas Emmett, Inc.	18,200	418,236
Duke Realty Corp.	27,391	415,795
Empire State Realty Trust, Inc.(1)	51,512	744,348
EPR Properties	759	38,170
Equity One, Inc.	19,900	445,760
Equity Residential	17,239	888,498
Essex Property Trust, Inc.	5,009	760,416
Excel Trust, Inc.	4,199	49,212
Extra Space Storage, Inc.	7,723	323,748
Federal Realty Investment Trust	10,020	1,037,270
First Industrial Realty Trust, Inc.	24,793	432,886
General Growth Properties, Inc.	56,038	1,162,789
HCP, Inc.	19,856	730,105
Health Care REIT, Inc.	19,898	1,114,089
Highwoods Properties, Inc.	750	26,940
Host Hotels & Resorts, Inc.	44,736	823,590
Hudson Pacific Properties, Inc.	8,813	182,782
Kilroy Realty Corp.	16,245	817,936
Kimco Realty Corp.	38,624	796,427
LaSalle Hotel Properties	3,432	107,490
Macerich Co. (The)	17,868	1,017,404

Shares/ Principal Amount	Value

Mack-Cali Realty Corp.	2,592	$ 52,773
Medical Properties Trust, Inc.	3,017	39,855
MFA Financial, Inc.	7,990	58,247
National Retail Properties, Inc.	18,100	574,675
New Residential Investment Corp.	4,982	30,091
Omega Healthcare Investors, Inc.	14,012	458,052
Parkway Properties, Inc.	21,632	395,649
Pebblebrook Hotel Trust	13,784	418,069
Pennsylvania Real Estate Investment Trust	1,955	35,171
PennyMac Mortgage Investment Trust	1,657	37,415
Piedmont Office Realty Trust, Inc., Class A	66,250	1,085,175
Post Properties, Inc.	6,800	291,448
ProLogis, Inc.	45,992	1,744,477
Public Storage	8,000	1,221,600
Realty Income Corp.	6,100	232,471
Regency Centers Corp.	4,000	187,360
RLJ Lodging Trust	23,731	572,866
Rouse Properties, Inc.	3,399	82,902
Simon Property Group, Inc.	23,164	3,471,125
SL Green Realty Corp.	10,239	926,322
Spirit Realty Capital, Inc.	40,800	405,144
Summit Hotel Properties, Inc.	6,974	63,324
Sunstone Hotel Investors, Inc.	36,150	472,481
UDR, Inc.	13,054	303,767
Urstadt Biddle Properties, Inc., Class A	4,090	77,955
Ventas, Inc.	21,480	1,220,708
Vornado Realty Trust	16,139	1,419,102
Washington Real Estate Investment Trust	2,507	59,516
Weingarten Realty Investors	15,470	441,514
		37,832,223
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.3%
CBRE Group, Inc.(1)	41,870	1,014,929
China Overseas Land & Investment Ltd.	482,000	1,498,371
Countrywide plc	9,289	81,090
Forest City Enterprises, Inc. Class A(1)	27,700	540,150
Mitsubishi Estate Co. Ltd.	72,000	1,998,809
		5,133,349
ROAD AND RAIL — 0.7%
Canadian Pacific Railway Ltd.	9,649	1,470,120
Canadian Pacific Railway Ltd. New York Shares	25,909	3,986,877
Celadon Group, Inc.	4,351	90,631
Heartland Express, Inc.	61,151	1,120,898
Kansas City Southern	20,388	2,467,356
Marten Transport Ltd.	6,338	123,147
Saia, Inc.(1)	3,679	127,772
Swift Transportation Co.(1)	16,359	378,711
Union Pacific Corp.	13,530	2,192,401
		11,957,913
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.0%
Altera Corp.	24,484	789,609
Analog Devices, Inc.	7,097	342,217
Applied Materials, Inc.	158,262	2,737,933
ARM Holdings plc	73,599	1,225,978
ASML Holding NV	28,553	2,672,783
Avago Technologies Ltd.	11,360	508,133
Broadcom Corp., Class A	37,543	1,002,023
Cavium Networks, Inc.(1)	4,489	162,502
Cypress Semiconductor Corp.	7,959	77,123
Freescale Semiconductor Ltd.(1)	24,031	349,891
Intel Corp.	97,547	2,325,520
Intersil Corp., Class A	5,762	60,616
KLA-Tencor Corp.	6,774	432,655
Linear Technology Corp.	36,121	1,536,949
Maxim Integrated Products, Inc.	18,299	521,155
MediaTek, Inc.	113,000	1,664,797
Microchip Technology, Inc.	32,104	1,389,782
MKS Instruments, Inc.	2,771	82,493
Nanometrics, Inc.(1)	5,426	102,443
NXP Semiconductor NV(1)	22,682	963,985
Photronics, Inc.(1)	20,989	181,345
Power Integrations, Inc.	2,642	141,241
Samsung Electronics Co. Ltd.	3,626	5,118,817
Semtech Corp.(1)	8,416	250,124

Shares/ Principal Amount	Value

Seoul Semiconductor Co. Ltd.	19,090	$ 754,004
SK Hynix, Inc.(1)	10,970	366,945
Spansion, Inc., Class A(1)	9,346	115,797
SunEdison, Inc.(1)	11,750	149,342
Taiwan Semiconductor Manufacturing Co. Ltd.	805,500	2,857,927
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	75,638	1,341,062
Teradyne, Inc.(1)	75,350	1,283,210
Texas Instruments, Inc.	50,173	2,157,439
Xilinx, Inc.	36,000	1,599,480
		35,265,320
SOFTWARE — 2.2%
Activision Blizzard, Inc.	35,380	608,890
Aspen Technology, Inc.(1)	10,885	430,284
AVG Technologies NV(1)	2,176	37,601
Bottomline Technologies (de), Inc.(1)	7,078	244,687
BroadSoft, Inc.(1)	3,839	102,002
CA, Inc.	51,159	1,688,247
Check Point Software Technologies Ltd.(1)	6,296	389,471
CommVault Systems, Inc.(1)	24,777	1,854,558
Compuware Corp.	9,828	108,010
Covisint Corp.(1)	12,265	155,643
Dassault Systemes SA	2,314	265,596
Electronic Arts, Inc.(1)	214,652	4,760,981
FleetMatics Group plc(1)	4,020	155,574
Infoblox, Inc.(1)	4,066	129,218
Informatica Corp.(1)	3,971	154,115
Interactive Intelligence, Inc.(1)	2,569	167,088
Manhattan Associates, Inc.(1)	1,830	220,076
Mentor Graphics Corp.	5,151	116,026
Microsoft Corp.	299,804	11,431,527
Monotype Imaging Holdings, Inc.	5,871	182,882
NetScout Systems, Inc.(1)	3,191	97,102
NetSuite, Inc.(1)	24,854	2,387,972
Oracle Corp.	266,052	9,388,975
PROS Holdings, Inc.(1)	4,560	175,742
QLIK Technologies, Inc.(1)	3,628	90,990
Solera Holdings, Inc.	2,500	166,875
Splunk, Inc.(1)	29,555	2,132,689
SS&C Technologies Holdings, Inc.(1)	6,330	272,886
Sungy Mobile Ltd. ADR(1)	7,932	121,042
Tangoe, Inc.(1)	5,558	87,483
Tyler Technologies, Inc.(1)	1,602	164,381
Ultimate Software Group, Inc.(1)	1,191	186,618
VMware, Inc., Class A(1)	10,688	861,773
		39,337,004
SPECIALTY RETAIL — 2.3%
Aeropostale, Inc.(1)	3,675	37,926
American Eagle Outfitters, Inc.	2,167	35,257
Asbury Automotive Group, Inc.(1)	1,408	73,103
AutoZone, Inc.(1)	131	60,470
Bed Bath & Beyond, Inc.(1)	3,216	250,945
Best Buy Co., Inc.	29,620	1,201,091
Brown Shoe Co., Inc.	9,870	253,955
Buckle, Inc. (The)	6,851	363,514
Chico’s FAS, Inc.	3,990	74,573
Conn’s, Inc.(1)	8,797	530,723
Container Store Group, Inc. (The)(1)	428	17,415
CST Brands, Inc.	11,498	378,169
Destination Maternity Corp.	2,281	69,662
DSW, Inc., Class A	19,004	851,949
Foot Locker, Inc.	10,642	413,867
GameStop Corp., Class A	36,159	1,744,672
Gap, Inc. (The)	55,532	2,275,146
GNC Holdings, Inc. Class A	36,200	2,178,516
Group 1 Automotive, Inc.	646	44,219
Home Depot, Inc. (The)	85,838	6,924,551
Inditex SA	9,409	1,500,315
Kingfisher plc	55,630	342,172
Lithia Motors, Inc., Class A	4,199	277,470
Lowe’s Cos., Inc.	148,274	7,040,050
Lumber Liquidators Holdings, Inc.(1)	15,348	1,545,390
MarineMax, Inc.(1)	5,492	86,334
Men’s Wearhouse, Inc. (The)	904	46,213
Mr Price Group Ltd.	39,170	595,917
O’Reilly Automotive, Inc.(1)	10,951	1,368,437
Penske Automotive Group, Inc.	3,097	137,569
PetSmart, Inc.	5,112	378,850

Shares/ Principal Amount	Value

Restoration Hardware Holdings, Inc.(1)	15,330	$ 1,157,415
Ross Stores, Inc.	25,930	1,982,608
Stage Stores, Inc.	2,593	54,479
Staples, Inc.	143,487	2,228,353
Tractor Supply Co.	23,972	1,754,990
Ulta Salon Cosmetics & Fragrance, Inc.(1)	7,560	959,666
Urban Outfitters, Inc.(1)	32,300	1,260,346
Zale Corp.(1)	13,600	200,600
		40,696,897
TEXTILES, APPAREL AND LUXURY GOODS — 1.0%
adidas AG	12,378	1,505,658
Burberry Group plc	52,947	1,322,949
Cie Financiere Richemont SA	11,310	1,149,218
Coach, Inc.	5,231	302,875
Culp, Inc.	5,040	101,959
Eclat Textile Co. Ltd.	98,680	1,257,091
Fifth & Pacific Cos., Inc.(1)	31,130	1,016,706
Hanesbrands, Inc.	64,920	4,550,892
Luxottica Group SpA	20,097	1,064,459
Michael Kors Holdings Ltd.(1)	15,648	1,276,094
Movado Group, Inc.	1,921	87,444
Pandora A/S	21,850	1,133,556
Prada SpA	80,200	774,322
PVH Corp.	8,430	1,128,946
Shenzhou International Group Holdings Ltd.	145,000	548,013
Under Armour, Inc. Class A(1)	15,040	1,213,728
Vera Bradley, Inc.(1)	4,627	116,230
		18,550,140
THRIFTS AND MORTGAGE FINANCE — 0.2%
Astoria Financial Corp.	3,484	48,706
Capitol Federal Financial, Inc.	21,549	259,881
Dime Community Bancshares, Inc.	3,552	59,745
MGIC Investment Corp.(1)	5,100	41,361
Ocwen Financial Corp.(1)	39,268	2,224,925
Oritani Financial Corp.	5,129	83,551
People’s United Financial, Inc.	79,805	1,208,248
Provident Financial Services, Inc.	2,376	46,451
Radian Group, Inc.	2,167	30,901
		4,003,769
TOBACCO — 0.5%
Altria Group, Inc.	14,890	550,632
British American Tobacco plc	24,643	1,314,944
ITC Ltd.	210,843	1,081,038
Japan Tobacco, Inc.	51,100	1,725,863
Philip Morris International, Inc.	44,603	3,815,341
		8,487,818
TRADING COMPANIES AND DISTRIBUTORS — 0.3%
Applied Industrial Technologies, Inc.	552	26,706
Ashtead Group plc	145,032	1,650,531
Brenntag AG	4,210	747,676
DXP Enterprises, Inc.(1)	2,378	232,996
H&E Equipment Services, Inc.(1)	8,106	231,264
Kaman Corp.	1,760	70,154
Mitsubishi Corp.	23,000	452,389
PT AKR Corporindo Tbk	741,500	289,782
Rexel SA	47,680	1,208,613
Travis Perkins plc	21,518	632,370
United Rentals, Inc.(1)	2,745	188,664
		5,731,145
TRANSPORTATION INFRASTRUCTURE†
Aegean Marine Petroleum Network, Inc.	7,701	82,555
TAV Havalimanlari Holding AS	58,112	432,738
		515,293
WATER UTILITIES†
Artesian Resources Corp., Class A	1,997	47,329
WIRELESS TELECOMMUNICATION SERVICES — 0.5%
Axiata Group Bhd	432,700	902,186
Idea Cellular Ltd.	358,785	1,007,342
KDDI Corp.	35,000	2,196,788
MegaFon OAO GDR	12,920	416,799
MTN Group Ltd.	19,490	379,307
RingCentral, Inc. Class A(1)	7,372	116,994
Rogers Communications, Inc., Class B	8,785	391,731
SBA Communications Corp., Class A(1)	37,409	3,186,125
Shin Corp. PCL NVDR	185,000	446,512
		9,043,784
TOTAL COMMON STOCKS (Cost $845,103,529)		1,159,273,990

Shares/ Principal Amount	Value

U.S. Treasury Securities — 11.5%
U.S. Treasury Bonds, 5.50%, 8/15/28	$ 150,000	$ 188,754
U.S. Treasury Bonds, 5.375%, 2/15/31	2,100,000	2,630,578
U.S. Treasury Bonds, 4.375%, 11/15/39	5,400,000	6,003,704
U.S. Treasury Bonds, 4.375%, 5/15/41	270,000	299,827
U.S. Treasury Bonds, 3.125%, 11/15/41	500,000	442,227
U.S. Treasury Bonds, 2.75%, 11/15/42	3,050,000	2,470,024
U.S. Treasury Bonds, 3.125%, 2/15/43	700,000	613,813
U.S. Treasury Bonds, 2.875%, 5/15/43	1,650,000	1,368,985
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	12,606,180	15,119,045
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	974,907	1,119,315
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	2,405,543	2,764,117
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	2,020,493	1,666,749
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	1,588,626	1,254,581
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15	10,620,037	10,824,558
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	4,814,760	5,064,526
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	3,765,521	3,864,659
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	8,349,561	8,619,945
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	3,646,260	3,761,916
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	3,664,373	4,023,939
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	3,271,500	3,706,763
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	2,381,940	2,601,991
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	10,702,900	11,455,442
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	5,609,520	5,803,222
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	2,068,880	2,026,774
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,545,300	2,483,258
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	6,694,578	6,436,730
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	7,344,311	7,212,627
U.S. Treasury Notes, 0.50%, 10/15/14	10,000,000	10,030,860
U.S. Treasury Notes, 2.25%, 1/31/15	6,300,000	6,452,454
U.S. Treasury Notes, 0.25%, 5/31/15	12,000,000	12,007,500
U.S. Treasury Notes, 1.875%, 6/30/15	3,000,000	3,078,048
U.S. Treasury Notes, 1.375%, 11/30/15	500,000	510,840
U.S. Treasury Notes, 2.125%, 12/31/15	500,000	518,965
U.S. Treasury Notes, 0.375%, 1/15/16	8,000,000	8,010,936
U.S. Treasury Notes, 1.50%, 6/30/16	3,250,000	3,340,772
U.S. Treasury Notes, 0.75%, 6/30/17	3,000,000	2,993,202
U.S. Treasury Notes, 2.375%, 7/31/17	1,800,000	1,898,649
U.S. Treasury Notes, 0.875%, 1/31/18(2)	3,750,000	3,722,167
U.S. Treasury Notes, 2.625%, 4/30/18	300,000	319,078
U.S. Treasury Notes, 1.375%, 7/31/18	13,070,000	13,145,048
U.S. Treasury Notes, 1.25%, 10/31/18	13,500,000	13,442,517
U.S. Treasury Notes, 1.25%, 11/30/18(3)	4,000,000	3,977,032
U.S. Treasury Notes, 1.375%, 11/30/18	2,000,000	2,002,266

Shares/ Principal Amount	Value

U.S. Treasury Notes, 1.75%, 5/15/23	$ 7,170,000	$ 6,602,559
TOTAL U.S. TREASURY SECURITIES (Cost $204,594,489)		205,880,962
Corporate Bonds — 7.2%
AEROSPACE AND DEFENSE — 0.1%
B/E Aerospace, Inc., 5.25%, 4/1/22	200,000	206,000
L-3 Communications Corp., 4.75%, 7/15/20	130,000	136,837
Lockheed Martin Corp., 4.25%, 11/15/19	220,000	240,295
Raytheon Co., 2.50%, 12/15/22	40,000	36,629
United Technologies Corp., 3.10%, 6/1/22	70,000	68,862
United Technologies Corp., 6.05%, 6/1/36	72,000	85,511
United Technologies Corp., 4.50%, 6/1/42	160,000	155,968
		930,102
AUTO COMPONENTS†
Allison Transmission, Inc., 7.125%, 5/15/19(4)	150,000	162,375
Delphi Corp., 5.875%, 5/15/19	150,000	160,125
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	55,000	62,150
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	150,000	162,375
Tomkins LLC/Tomkins, Inc., 9.00%, 10/1/18	61,000	67,176
UCI International, Inc., 8.625%, 2/15/19	75,000	76,125
Visteon Corp., 6.75%, 4/15/19	62,000	66,185
		756,511
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.50%, 9/21/15(4)	390,000	402,744
American Honda Finance Corp., 1.50%, 9/11/17(4)	70,000	69,726
American Honda Finance Corp., 2.125%, 10/10/18	150,000	151,783
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	100,000	111,500
Daimler Finance North America LLC, 1.30%, 7/31/15(4)	230,000	231,555
Daimler Finance North America LLC, 2.625%, 9/15/16(4)	160,000	166,115
Ford Motor Co., 4.75%, 1/15/43	60,000	53,815
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	60,000	66,898
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	500,000	568,327
General Motors Co., 3.50%, 10/2/18(4)	125,000	127,969
General Motors Financial Co., Inc., 3.25%, 5/15/18(4)	125,000	125,625
		2,076,057
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	610,000	770,271
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	260,000	240,780
Coca-Cola Co. (The), 1.80%, 9/1/16	260,000	267,877
Constellation Brands, Inc., 7.25%, 9/1/16	125,000	142,969
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	90,000	93,794
PepsiCo, Inc., 2.75%, 3/1/23	130,000	120,875
Pernod-Ricard SA, 2.95%, 1/15/17(4)	230,000	239,626
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)	310,000	320,004
		2,196,196
BIOTECHNOLOGY†
Amgen, Inc., 2.125%, 5/15/17	290,000	296,979
Amgen, Inc., 4.10%, 6/15/21	120,000	126,081
Amgen, Inc., 5.375%, 5/15/43	190,000	193,775
Celgene Corp., 3.25%, 8/15/22	130,000	123,432
Gilead Sciences, Inc., 4.40%, 12/1/21	100,000	107,032
		847,299
BUILDING PRODUCTS†
Masco Corp., 6.125%, 10/3/16	110,000	123,200
Masco Corp., 5.95%, 3/15/22	120,000	127,350

Shares/ Principal Amount	Value

USG Corp., 8.375%, 10/15/18(4)		$ 100,000	$ 109,500
			360,050
CAPITAL MARKETS — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23		140,000	141,796
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		500,000	584,342
Dresdner Funding Trust I, 8.15%, 6/30/31(4)		210,000	217,350
E*TRADE Financial Corp., 6.75%, 6/1/16		130,000	140,725
E*TRADE Financial Corp., 6.00%, 11/15/17		70,000	74,550
HBOS Capital Funding No. 2 LP, VRN, 6.07%, 6/30/14(4)		100,000	100,125
Jefferies Group, Inc., 5.125%, 4/13/18		180,000	196,571
			1,455,459
CHEMICALS — 0.1%
Ashland, Inc., 4.75%, 8/15/22		120,000	114,900
Dow Chemical Co. (The), 2.50%, 2/15/16		200,000	207,045
Dow Chemical Co. (The), 4.25%, 11/15/20		180,000	193,355
Eastman Chemical Co., 2.40%, 6/1/17		130,000	132,640
Eastman Chemical Co., 3.60%, 8/15/22		200,000	194,575
Ecolab, Inc., 4.35%, 12/8/21		60,000	63,145
EI du Pont de Nemours & Co., 4.15%, 2/15/43		50,000	44,772
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18		125,000	130,469
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 6.625%, 4/15/20		125,000	127,969
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20		100,000	99,125
Huntsman International LLC, 8.625%, 3/15/21		50,000	56,250
Ineos Finance plc, 7.50%, 5/1/20(4)		125,000	137,500
LyondellBasell Industries NV, 5.00%, 4/15/19		200,000	224,763
Momentive Performance Materials, Inc., 10.00%, 10/15/20		125,000	130,937
Momentive Performance Materials, Inc., 9.00%, 1/15/21		225,000	199,125
			2,056,570
COMMERCIAL BANKS — 0.6%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/22 (Secured)	GBP	100,000	186,577
Bank of America N.A., 5.30%, 3/15/17		1,470,000	1,639,753
Bank of Montreal, MTN, 1.45%, 4/9/18		130,000	127,958
Bank of Nova Scotia, 2.55%, 1/12/17		210,000	218,568
Barclays Bank plc, 5.14%, 10/14/20		100,000	106,275
BB&T Corp., MTN, 5.70%, 4/30/14		140,000	143,005
BB&T Corp., MTN, 3.20%, 3/15/16		260,000	273,273
BB&T Corp., MTN, 2.05%, 6/19/18		100,000	100,351
Capital One Financial Corp., 1.00%, 11/6/15		110,000	110,068
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	100,000	174,208
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		280,000	282,999
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	140,000	217,171
European Investment Bank, 2.50%, 7/15/15	EUR	200,000	282,050
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	150,000	231,757
Fifth Third Bancorp, 4.30%, 1/16/24		120,000	119,293
HSBC Bank plc, 3.50%, 6/28/15(4)		230,000	240,504
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	280,000	438,665
Intesa Sanpaolo SpA, 3.875%, 1/16/18		50,000	51,102

Shares/ Principal Amount	Value

KBC Bank NV, VRN, 8.00%, 1/25/18		$ 200,000	$ 216,590
KeyCorp, MTN, 2.30%, 12/13/18		230,000	231,098
KFW, 4.125%, 10/15/14		400,000	413,659
KFW, 2.00%, 6/1/16		420,000	435,833
KFW, 3.875%, 1/21/19	EUR	130,000	202,547
KFW, 2.00%, 10/4/22		250,000	234,049
KFW, MTN, 4.625%, 1/4/23	EUR	175,000	294,679
LBG Capital No.1 plc, 7.875%, 11/1/20(4)		250,000	270,500
LBG Capital No.1 plc, VRN, 8.00%, 6/15/20(4)		100,000	106,350
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(4)		265,000	255,725
Northern Trust Co. (The), MTN, 6.50%, 8/15/18		250,000	299,726
Regions Bank, 6.45%, 6/26/37		125,000	130,963
Regions Financial Corp., 5.75%, 6/15/15		75,000	80,169
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17		300,000	288,750
Royal Bank of Scotland Group plc, VRN, 7.65%, 9/30/31		125,000	131,562
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		310,000	332,401
SunTrust Banks, Inc., 3.60%, 4/15/16		74,000	78,425
Toronto-Dominion Bank (The), 2.375%, 10/19/16		300,000	312,769
U.S. Bancorp., 3.44%, 2/1/16		180,000	188,995
U.S. Bancorp., MTN, 3.00%, 3/15/22		130,000	127,178
U.S. Bancorp., MTN, 2.95%, 7/15/22		60,000	56,487
Wachovia Bank N.A., 4.80%, 11/1/14		564,000	586,395
Wells Fargo & Co., 3.68%, 6/15/16		220,000	235,518
Wells Fargo & Co., MTN, 2.10%, 5/8/17		20,000	20,598
Wells Fargo & Co., MTN, 4.60%, 4/1/21		180,000	198,416
			10,672,959
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Brickman Group Holdings, Inc., 9.125%, 11/1/18(4)		110,000	118,122
Ceridian Corp., 8.875%, 7/15/19(4)		180,000	209,025
Clean Harbors, Inc., 5.25%, 8/1/20		115,000	118,738
Emergency Medical Services Corp., 8.125%, 6/1/19		125,000	136,094
Iron Mountain, Inc., 8.375%, 8/15/21		124,000	134,540
Iron Mountain, Inc., 5.75%, 8/15/24		160,000	150,400
Republic Services, Inc., 3.55%, 6/1/22		350,000	342,671
ServiceMaster Co., 8.00%, 2/15/20		80,000	80,400
			1,289,990
COMMUNICATIONS EQUIPMENT — 0.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		150,000	130,500
Apple, Inc., 1.00%, 5/3/18		170,000	165,689
Apple, Inc., 2.40%, 5/3/23		380,000	344,960
Avaya, Inc., 7.00%, 4/1/19(4)		145,000	141,737
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		70,000	66,078
Cisco Systems, Inc., 5.90%, 2/15/39		150,000	168,727
CommScope, Inc., 8.25%, 1/15/19(4)		73,000	80,665
Crown Castle International Corp., 5.25%, 1/15/23		150,000	148,875
SBA Communications Corp., 5.625%, 10/1/19		125,000	129,063
			1,376,294
COMPUTERS AND PERIPHERALS†
Dell, Inc., 2.30%, 9/10/15		100,000	100,625
Dell, Inc., 3.10%, 4/1/16		40,000	40,500
Dell, Inc., 5.875%, 6/15/19		125,000	125,000
Hewlett-Packard Co., 4.30%, 6/1/21		250,000	253,659
Seagate Technology HDD Holdings, 6.80%, 10/1/16		10,000	11,338
			531,122
CONSTRUCTION MATERIALS — 0.1%
Associated Materials LLC, 9.125%, 11/1/17		100,000	107,250
Building Materials Corp. of America, 6.75%, 5/1/21(4)		115,000	124,200

Shares/ Principal Amount	Value

Covanta Holding Corp., 7.25%, 12/1/20	$ 80,000	$ 87,772
Louisiana-Pacific Corp., 7.50%, 6/1/20	50,000	55,500
Nortek, Inc., 8.50%, 4/15/21	125,000	138,750
Owens Corning, 4.20%, 12/15/22	140,000	135,885
Summit Materials LLC / Summit Materials Finance Corp., 10.50%, 1/31/20	100,000	110,000
Vulcan Materials Co., 7.00%, 6/15/18	100,000	113,500
		872,857
CONSUMER FINANCE — 0.2%
American Express Centurion Bank, MTN, 6.00%, 9/13/17	250,000	290,359
American Express Co., 1.55%, 5/22/18	120,000	118,426
American Express Credit Corp., 1.30%, 7/29/16	220,000	222,171
American Express Credit Corp., MTN, 2.75%, 9/15/15	320,000	331,948
American Express Credit Corp., MTN, 2.375%, 3/24/17	130,000	135,075
Caesars Entertainment Resort Properties LLC, 8.00%, 10/1/20(4)	125,000	128,438
Caesars Entertainment Resort Properties LLC, 11.00%, 10/1/21(4)	250,000	250,625
Capital One Bank USA N.A., 3.375%, 2/15/23	250,000	235,460
CIT Group, Inc., 4.75%, 2/15/15(4)	130,000	135,525
CIT Group, Inc., 5.50%, 2/15/19(4)	130,000	140,725
Discover Bank, 2.00%, 2/21/18	250,000	248,621
Equifax, Inc., 3.30%, 12/15/22	170,000	158,947
PNC Bank N.A., 6.00%, 12/7/17	640,000	741,153
SLM Corp., 5.50%, 1/25/23	125,000	118,156
Springleaf Finance Corp., Series 1, MTN, 5.40%, 12/1/15	50,000	52,563
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	180,000	195,300
TransUnion Holding Co., Inc., PIK, 9.625%, 6/15/18	$ 95,000	102,956
		3,606,448
CONTAINERS AND PACKAGING — 0.1%
AEP Industries, Inc., 8.25%, 4/15/19	125,000	135,000
Ardagh Packaging Finance plc, 7.375%, 10/15/17(4)	140,000	151,375
Ardagh Packaging Finance plc, 9.125%, 10/15/20(4)	130,000	140,400
Ball Corp., 5.00%, 3/15/22	125,000	124,062
BWAY Holding Co., 10.00%, 6/15/18	100,000	110,250
Consolidated Container Co., 10.125%, 7/15/20(4)	100,000	107,750
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	105,000	97,913
Packaging Dynamics Corp., 8.75%, 2/1/16(4)	100,000	103,312
		970,062
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17	55,000	54,157
Catholic Health Initiatives, 2.95%, 11/1/22	130,000	120,533
Johns Hopkins University, 4.08%, 7/1/53	50,000	44,148
Laureate Education, Inc., 9.25%, 9/1/19(4)	125,000	137,500
		356,338
DIVERSIFIED FINANCIAL SERVICES — 0.8%
Ally Financial, Inc., 8.30%, 2/12/15	230,000	248,975
Ally Financial, Inc., 4.625%, 6/26/15	125,000	131,547
Ally Financial, Inc., 5.50%, 2/15/17	125,000	135,863
Ally Financial, Inc., 6.25%, 12/1/17	150,000	168,375
Ally Financial, Inc., 8.00%, 3/15/20	105,000	126,525
Ally Financial, Inc., 8.00%, 11/1/31	75,000	89,812
Bank of America Corp., 3.75%, 7/12/16	170,000	180,713
Bank of America Corp., 6.50%, 8/1/16	210,000	238,541
Bank of America Corp., 5.75%, 12/1/17	500,000	573,095
Bank of America Corp., 5.70%, 1/24/22	310,000	352,950

Shares/ Principal Amount	Value

Bank of America Corp., 4.10%, 7/24/23		$ 110,000	$ 110,594
BNP Paribas SA, MTN, 2.70%, 8/20/18		130,000	133,318
Citigroup, Inc., 4.75%, 5/19/15		62,000	65,462
Citigroup, Inc., 4.45%, 1/10/17		50,000	54,582
Citigroup, Inc., 5.50%, 2/15/17		170,000	188,796
Citigroup, Inc., 6.125%, 11/21/17		340,000	396,051
Citigroup, Inc., 1.75%, 5/1/18		240,000	238,007
Citigroup, Inc., 4.50%, 1/14/22		580,000	613,851
Citigroup, Inc., 4.05%, 7/30/22		80,000	79,470
Citigroup, Inc., 3.875%, 10/25/23		140,000	137,776
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16		225,000	244,125
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20(4)		125,000	123,437
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	150,000	243,246
General Electric Capital Corp., 2.25%, 11/9/15		330,000	340,257
General Electric Capital Corp., MTN, 5.00%, 1/8/16		400,000	433,403
General Electric Capital Corp., MTN, 5.625%, 9/15/17		670,000	769,932
General Electric Capital Corp., MTN, 6.00%, 8/7/19		920,000	1,099,704
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		410,000	414,318
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		580,000	595,761
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		580,000	655,421
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		150,000	166,791
HSBC Holdings plc, 5.10%, 4/5/21		170,000	189,068
HSBC Holdings plc, 4.00%, 3/30/22		120,000	123,758
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		95,000	99,394
JPMorgan Chase & Co., 6.00%, 1/15/18		1,300,000	1,507,845
JPMorgan Chase & Co., 4.625%, 5/10/21		80,000	86,272
JPMorgan Chase & Co., 3.25%, 9/23/22		130,000	124,864
Morgan Stanley, 4.75%, 3/22/17		160,000	176,040
Morgan Stanley, 5.75%, 1/25/21		230,000	262,420
Morgan Stanley, 3.75%, 2/25/23		200,000	195,090
Morgan Stanley, 5.00%, 11/24/25		100,000	100,254
Morgan Stanley, MTN, 6.00%, 4/28/15		190,000	203,069
Morgan Stanley, MTN, 6.625%, 4/1/18		560,000	660,732
Morgan Stanley, MTN, 5.625%, 9/23/19		300,000	344,788
Serta Simmons Holdings LLC, 8.125%, 10/1/20(4)		240,000	261,000
Societe Generale SA, VRN, 5.92%, 4/5/17(4)		105,000	109,588
UBS AG, 7.625%, 8/17/22		175,000	200,409
UBS AG, MTN, VRN, 7.25%, 2/22/17		200,000	219,791
UBS AG (Stamford Branch), 5.875%, 12/20/17		297,000	344,415
UPCB Finance III Ltd., 6.625%, 7/1/20(4)		160,000	171,200
			14,730,695
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
AT&T, Inc., 3.875%, 8/15/21		100,000	100,816
AT&T, Inc., 2.625%, 12/1/22		170,000	151,879
AT&T, Inc., 6.55%, 2/15/39		415,000	462,382
AT&T, Inc., 4.30%, 12/15/42		210,000	175,771
British Telecommunications plc, 5.95%, 1/15/18		420,000	484,746
CenturyLink, Inc., 7.65%, 3/15/42		100,000	90,750

Shares/ Principal Amount	Value

Cincinnati Bell, Inc., 8.75%, 3/15/18	$ 100,000	$ 106,125
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)	250,000	256,196
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	240,000	288,399
Frontier Communications Corp., 7.125%, 3/15/19	200,000	220,000
Frontier Communications Corp., 8.50%, 4/15/20	50,000	57,500
Frontier Communications Corp., 7.125%, 1/15/23	125,000	129,375
Hughes Satellite Systems Corp., 6.50%, 6/15/19	105,000	113,138
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	180,000	195,525
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	125,000	137,188
Level 3 Financing, Inc., 10.00%, 2/1/18	130,000	138,937
Level 3 Financing, Inc., 7.00%, 6/1/20	125,000	133,125
Level 3 Financing, Inc., 8.625%, 7/15/20	225,000	253,125
Orange SA, 4.375%, 7/8/14	610,000	623,249
Orange SA, 4.125%, 9/14/21	140,000	142,642
Sprint Capital Corp., 6.90%, 5/1/19	150,000	163,500
Sprint Capital Corp., 8.75%, 3/15/32	105,000	113,400
Telecom Italia Capital SA, 7.00%, 6/4/18	125,000	138,799
Telecom Italia Capital SA, 7.72%, 6/4/38	125,000	120,412
Telefonica Emisiones SAU, 5.88%, 7/15/19	370,000	418,958
Verizon Communications, Inc., 3.65%, 9/14/18	550,000	585,267
Verizon Communications, Inc., 4.50%, 9/15/20	140,000	150,531
Verizon Communications, Inc., 5.15%, 9/15/23	380,000	406,131
Verizon Communications, Inc., 6.40%, 9/15/33	420,000	470,044
Verizon Communications, Inc., 7.35%, 4/1/39	30,000	37,006
Verizon Communications, Inc., 4.75%, 11/1/41	100,000	91,206
Verizon Communications, Inc., 6.55%, 9/15/43	110,000	125,562
Virgin Media Finance plc, 8.375%, 10/15/19	90,000	98,438
Windstream Corp., 7.875%, 11/1/17	210,000	242,025
Windstream Corp., 7.75%, 10/15/20	120,000	129,000
Windstream Corp., 6.375%, 8/1/23	100,000	96,000
		7,647,147
ELECTRIC UTILITIES†
AES Corp. (The), 8.00%, 10/15/17	22,000	25,905
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 5.625%, 12/15/20	100,000	106,000
Sanmina Corp., 7.00%, 5/15/19(4)	145,000	155,512
		261,512
ENERGY EQUIPMENT AND SERVICES — 0.1%
Basic Energy Services, Inc., 7.75%, 2/15/19	145,000	151,888
Ensco plc, 3.25%, 3/15/16	170,000	178,394
Ensco plc, 4.70%, 3/15/21	150,000	160,167
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	150,000	148,500
Petroleum Geo-Services ASA, 7.375%, 12/15/18(4)	100,000	107,500
Pioneer Drilling Co., 9.875%, 3/15/18	100,000	107,500
Schlumberger Investment SA, 3.65%, 12/1/23(3)	170,000	170,907
Transocean, Inc., 2.50%, 10/15/17	110,000	111,676
Transocean, Inc., 6.50%, 11/15/20	150,000	170,102
Transocean, Inc., 6.375%, 12/15/21	60,000	67,505
Weatherford International Ltd., 9.625%, 3/1/19	180,000	233,192
		1,607,331
FOOD AND STAPLES RETAILING — 0.1%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(4)	250,000	276,875
Delhaize Group SA, 4.125%, 4/10/19	140,000	145,497
Kroger Co. (The), 6.40%, 8/15/17	320,000	368,601

Shares/ Principal Amount	Value

Kroger Co. (The), 5.15%, 8/1/43	$ 70,000	$ 67,917
Rite Aid Corp., 9.25%, 3/15/20	170,000	196,987
Rite Aid Corp., 6.75%, 6/15/21	125,000	131,094
Safeway, Inc., 4.75%, 12/1/21	100,000	101,788
SUPERVALU, Inc., 8.00%, 5/1/16	175,000	195,344
Wal-Mart Stores, Inc., 2.55%, 4/11/23	280,000	259,541
Wal-Mart Stores, Inc., 5.875%, 4/5/27	104,000	125,542
Wal-Mart Stores, Inc., 5.625%, 4/1/40	340,000	384,924
Walgreen Co., 1.80%, 9/15/17	110,000	110,653
Walgreen Co., 3.10%, 9/15/22	250,000	235,574
		2,600,337
FOOD PRODUCTS — 0.1%
ARAMARK Corp., 5.75%, 3/15/20(4)	70,000	73,325
Del Monte Corp., 7.625%, 2/15/19	210,000	219,450
JBS USA LLC/JBS USA Finance, Inc., 8.25%, 2/1/20(4)	70,000	75,950
Kellogg Co., 4.45%, 5/30/16	500,000	543,298
Kraft Foods Group, Inc., 6.125%, 8/23/18	125,000	147,629
Kraft Foods Group, Inc., 5.00%, 6/4/42	90,000	88,249
Michael Foods Group, Inc., 9.75%, 7/15/18	225,000	246,375
Mondelez International, Inc., 6.50%, 2/9/40	110,000	129,249
Post Holdings, Inc., 7.375%, 2/15/22	125,000	133,125
Smithfield Foods, Inc., 6.625%, 8/15/22	80,000	84,900
Tyson Foods, Inc., 4.50%, 6/15/22	50,000	50,967
		1,792,517
GAS UTILITIES — 0.3%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.875%, 8/1/23(4)	160,000	156,000
El Paso Corp., 7.25%, 6/1/18	70,000	79,950
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	150,000	174,725
Enbridge Energy Partners LP, 6.50%, 4/15/18	240,000	280,884
Energy Transfer Equity LP, 7.50%, 10/15/20	130,000	148,850
Energy Transfer Partners LP, 4.15%, 10/1/20	200,000	205,214
Energy Transfer Partners LP, 5.20%, 2/1/22	80,000	85,217
Energy Transfer Partners LP, 3.60%, 2/1/23	130,000	122,494
Energy Transfer Partners LP, 6.50%, 2/1/42	100,000	108,546
Enterprise Products Operating LLC, 6.30%, 9/15/17	340,000	395,431
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	122,699
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	460,000	549,359
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	40,000	39,557
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	260,000	290,883
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(4)	335,000	369,941
Magellan Midstream Partners LP, 6.55%, 7/15/19	200,000	238,511
Magellan Midstream Partners LP, 5.15%, 10/15/43	190,000	190,255
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 6.25%, 6/15/22	163,000	175,633
NGPL PipeCo LLC, 7.12%, 12/15/17(4)	150,000	138,750
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	70,000	73,867
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	270,000	267,251
Rockies Express Pipeline LLC, 3.90%, 4/15/15(4)	125,000	125,313
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21(4)	100,000	99,250

Shares/ Principal Amount	Value

Sabine Pass Liquefaction LLC, 6.25%, 3/15/22(4)	$ 125,000	$ 124,844
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	220,000	204,106
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	56,000	60,130
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23(4)	164,000	150,470
TransCanada PipeLines Ltd., 2.50%, 8/1/22	180,000	166,124
Williams Cos., Inc. (The), 3.70%, 1/15/23	130,000	117,822
Williams Partners LP, 4.125%, 11/15/20	220,000	226,476
		5,488,552
HEALTH CARE EQUIPMENT AND SUPPLIES†
Baxter International, Inc., 3.20%, 6/15/23	90,000	87,320
Biomet, Inc., 6.50%, 8/1/20	155,000	165,075
DJO Finance LLC / DJO Finance Corp., 9.75%, 10/15/17	50,000	50,875
Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18	150,000	172,125
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	50,000	55,750
Medtronic, Inc., 2.75%, 4/1/23	50,000	46,652
		577,797
HEALTH CARE PROVIDERS AND SERVICES — 0.2%
Aetna, Inc., 2.75%, 11/15/22	160,000	148,611
Capella Healthcare, Inc., 9.25%, 7/1/17	100,000	107,500
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	125,000	130,313
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	155,000	169,337
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	60,000	62,175
DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	65,000	68,413
DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	70,000	75,250
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	120,000	123,000
Express Scripts Holding Co., 2.65%, 2/15/17	300,000	310,849
Express Scripts Holding Co., 7.25%, 6/15/19	220,000	269,870
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(4)	145,000	155,512
Gentiva Health Services, Inc., 11.50%, 9/1/18	150,000	156,375
HCA Holdings, Inc., 7.75%, 5/15/21	150,000	164,437
HCA, Inc., 5.75%, 3/15/14	75,000	75,938
HCA, Inc., 6.50%, 2/15/16	200,000	219,250
HCA, Inc., 8.50%, 4/15/19	125,000	133,906
HCA, Inc., 7.25%, 9/15/20	110,000	120,450
HCA, Inc., 7.50%, 2/15/22	125,000	139,375
Health Management Associates, Inc., 7.375%, 1/15/20	200,000	225,000
Healthsouth Corp., 8.125%, 2/15/20	80,000	88,400
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	155,000	164,687
NYU Hospitals Center, 4.43%, 7/1/42	110,000	94,048
Radiation Therapy Services, Inc., 8.875%, 1/15/17	120,000	120,000
Tenet Healthcare Corp., 8.00%, 8/1/20	170,000	185,725
UnitedHealth Group, Inc., 2.875%, 3/15/23	130,000	122,308
UnitedHealth Group, Inc., 4.25%, 3/15/43	140,000	125,707
Universal Health Services, Inc., 7.00%, 10/1/18	125,000	134,375
WellPoint, Inc., 3.125%, 5/15/22	50,000	47,402
WellPoint, Inc., 3.30%, 1/15/23	60,000	56,855
		3,995,068
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Boyd Gaming Corp., 9.125%, 12/1/18	70,000	76,300

Shares/ Principal Amount	Value

Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	$ 230,000	$ 234,600
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	225,000	104,625
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	175,000	168,984
Dave & Buster’s, Inc., 11.00%, 6/1/18	75,000	83,063
DineEquity, Inc., 9.50%, 10/30/18	100,000	111,500
Marina District Finance Co., Inc., 9.50%, 10/15/15	203,000	213,404
MCE Finance Ltd., 5.00%, 2/15/21(4)	185,000	179,450
MGM Resorts International, 7.625%, 1/15/17	310,000	353,400
MGM Resorts International, 8.625%, 2/1/19	80,000	94,600
Pinnacle Entertainment, 7.50%, 4/15/21	75,000	81,750
Royal Caribbean Cruises Ltd., 7.25%, 6/15/16	100,000	113,250
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	85,000	85,638
Station Casinos LLC, 7.50%, 3/1/21	150,000	160,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	105,000	117,600
		2,179,039
HOUSEHOLD DURABLES — 0.1%
Beazer Homes USA, Inc., 7.25%, 2/1/23	21,000	20,685
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(4)	125,000	125,000
D.R. Horton, Inc., 5.625%, 9/15/14	70,000	72,363
Lennar Corp., Series B, 5.60%, 5/31/15	50,000	53,000
Meritage Homes Corp., 7.00%, 4/1/22	125,000	132,812
Mohawk Industries, Inc., 3.85%, 2/1/23	110,000	105,256
Standard Pacific Corp., 8.375%, 5/15/18	225,000	263,250
Taylor Morrison, Inc., 7.75%, 4/15/20(4)	55,000	60,500
Toll Brothers Finance Corp., 6.75%, 11/1/19	170,000	192,950
William Lyon Homes, Inc., 8.50%, 11/15/20	125,000	135,000
		1,160,816
HOUSEHOLD PRODUCTS — 0.1%
Central Garden and Pet Co., 8.25%, 3/1/18	150,000	152,250
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.50%, 5/15/18	125,000	132,813
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 4/15/19	40,000	43,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.00%, 4/15/19	100,000	107,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.875%, 8/15/19	105,000	117,075
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19	125,000	139,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	160,000	164,800
Spectrum Brands, Inc., 6.75%, 3/15/20	125,000	134,687
		991,500
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 7.50%, 3/15/18(4)	85,000	96,900
Bombardier, Inc., 5.75%, 3/15/22(4)	100,000	100,000
General Electric Co., 5.25%, 12/6/17	550,000	630,877
General Electric Co., 4.125%, 10/9/42	110,000	101,026
Harland Clarke Holdings Corp., 9.50%, 5/15/15	95,000	95,653
HD Supply, Inc., 8.125%, 4/15/19	50,000	56,063

Shares/ Principal Amount	Value

HD Supply, Inc., 7.50%, 7/15/20		$ 120,000	$ 127,800
Schaeffler Finance BV, 7.75%, 2/15/17(4)		125,000	143,281
SPX Corp., 7.625%, 12/15/14		65,000	69,387
			1,420,987
INSURANCE — 0.4%
Aircastle Ltd., 6.75%, 4/15/17		130,000	144,950
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	150,000	238,003
Allstate Corp. (The), 4.50%, 6/15/43		90,000	87,131
Allstate Corp. (The), VRN, 5.75%, 8/15/23		100,000	101,687
American International Group, Inc., 6.40%, 12/15/20		260,000	310,179
American International Group, Inc., 4.875%, 6/1/22		280,000	303,759
American International Group, Inc., MTN, 5.85%, 1/16/18		310,000	358,496
American International Group, Inc., VRN, 8.18%, 5/15/38		105,000	126,577
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		180,000	193,223
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		110,000	106,702
Berkshire Hathaway, Inc., 4.50%, 2/11/43		170,000	160,481
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 2/15/18(4)		125,000	136,562
Genworth Financial, Inc., VRN, 6.15%, 11/15/16		140,000	125,125
Genworth Holdings, Inc., 7.20%, 2/15/21		110,000	129,067
Hartford Financial Services Group, Inc., 5.125%, 4/15/22		150,000	165,802
Hartford Financial Services Group, Inc., 5.95%, 10/15/36		60,000	67,837
ING U.S., Inc., 5.50%, 7/15/22		160,000	175,244
ING U.S., Inc., 5.70%, 7/15/43(4)		150,000	155,457
ING U.S., Inc., VRN, 5.65%, 5/15/23		125,000	121,869
International Lease Finance Corp., 5.75%, 5/15/16		220,000	237,376
International Lease Finance Corp., 8.75%, 3/15/17		215,000	253,969
International Lease Finance Corp., 6.25%, 5/15/19		135,000	148,331
Liberty Mutual Group, Inc., 4.95%, 5/1/22(4)		50,000	52,195
Liberty Mutual Group, Inc., 6.50%, 5/1/42(4)		80,000	89,673
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(4)		175,000	182,875
Lincoln National Corp., 6.25%, 2/15/20		300,000	349,559
Markel Corp., 4.90%, 7/1/22		200,000	211,889
Markel Corp., 3.625%, 3/30/23		80,000	76,471
MetLife, Inc., 6.75%, 6/1/16		360,000	411,558
MetLife, Inc., 4.125%, 8/13/42		90,000	79,807
Metropolitan Life Global Funding I, 3.00%, 1/10/23(4)		250,000	237,111
Principal Financial Group, Inc., 3.30%, 9/15/22		80,000	77,668
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		160,000	182,115
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		100,000	108,946
Swiss Re Capital I LP, VRN, 6.85%, 5/25/16(4)		200,000	213,000
Travelers Cos., Inc. (The), 4.60%, 8/1/43		110,000	109,102
WR Berkley Corp., 4.625%, 3/15/22		130,000	134,087
			6,363,883
INTERNET SOFTWARE AND SERVICES†
Equinix, Inc., 7.00%, 7/15/21		75,000	82,406
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22		50,000	51,188
Fidelity National Information Services, Inc., 3.50%, 4/15/23		120,000	110,291

Shares/ Principal Amount	Value

First Data Corp., 11.25%, 3/31/16	$ 54,000	$ 54,877
First Data Corp., 7.375%, 6/15/19(4)	180,000	193,500
First Data Corp., 8.875%, 8/15/20(4)	110,000	122,787
First Data Corp., 8.25%, 1/15/21(4)	215,000	229,244
First Data Corp., 12.625%, 1/15/21	60,000	70,650
International Business Machines Corp., 1.95%, 7/22/16	610,000	629,655
SunGard Data Systems, Inc., 7.375%, 11/15/18	135,000	143,269
		1,605,461
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	190,000	189,344
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	200,000	191,641
Deere & Co., 5.375%, 10/16/29	410,000	455,750
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	130,000	142,350
Navistar International Corp., 8.25%, 11/1/21	100,000	103,250
		892,991
MEDIA — 0.6%
21st Century Fox America, Inc., 6.90%, 8/15/39	260,000	307,296
AMC Entertainment, Inc., 9.75%, 12/1/20	100,000	114,750
Cablevision Systems Corp., 8.625%, 9/15/17	150,000	174,000
Cablevision Systems Corp., 5.875%, 9/15/22	155,000	150,738
CBS Corp., 3.375%, 3/1/22	100,000	96,454
CBS Corp., 4.85%, 7/1/42	70,000	63,473
CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	120,000	127,050
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	230,000	217,925
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(1)(4)(5)	200,000	40,000
Cinemark USA, Inc., 5.125%, 12/15/22	60,000	58,125
Clear Channel Communications, Inc., 10.75%, 8/1/16	225,000	227,812
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	275,000	291,500
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	110,000	114,400
Comcast Corp., 5.90%, 3/15/16	720,000	801,374
Comcast Corp., 6.40%, 5/15/38	190,000	219,292
CSC Holdings LLC, 6.75%, 11/15/21	125,000	135,313
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	100,000	105,750
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	240,000	248,086
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	160,000	167,186
Discovery Communications LLC, 5.625%, 8/15/19	130,000	149,821
Discovery Communications LLC, 3.25%, 4/1/23	100,000	93,899
DISH DBS Corp., 7.125%, 2/1/16	195,000	215,962
DISH DBS Corp., 4.625%, 7/15/17	130,000	135,850
DISH DBS Corp., 6.75%, 6/1/21	220,000	238,150
DISH DBS Corp., 5.00%, 3/15/23	100,000	95,750
Lamar Media Corp., 5.875%, 2/1/22	120,000	124,350
Lamar Media Corp., 5.00%, 5/1/23	150,000	144,000
McClatchy Co. (The), 9.00%, 12/15/22	50,000	54,500
Nara Cable Funding Ltd., 8.875%, 12/1/18(4)	100,000	107,750
NBCUniversal Media LLC, 5.15%, 4/30/20	150,000	169,678
NBCUniversal Media LLC, 4.375%, 4/1/21	260,000	279,424
NBCUniversal Media LLC, 2.875%, 1/15/23	350,000	327,791

Shares/ Principal Amount	Value

Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	$ 114,000	$ 111,435
Omnicom Group, Inc., 3.625%, 5/1/22	30,000	29,242
Qwest Corp., 7.50%, 10/1/14	270,000	284,133
RR Donnelley & Sons Co., 7.25%, 5/15/18	45,000	51,075
RR Donnelley & Sons Co., 8.25%, 3/15/19	105,000	121,013
Sable International Finance Ltd., 8.75%, 2/1/20(4)	125,000	141,406
Sinclair Television Group, Inc., 8.375%, 10/15/18	100,000	109,500
Sinclair Television Group, Inc., 5.375%, 4/1/21	100,000	99,000
Sirius XM Radio, Inc., 5.875%, 10/1/20(4)	125,000	129,219
Sirius XM Radio, Inc., 5.75%, 8/1/21(4)	125,000	127,188
Time Warner Cable, Inc., 6.75%, 7/1/18	430,000	484,963
Time Warner Cable, Inc., 4.50%, 9/15/42	50,000	37,100
Time Warner, Inc., 3.15%, 7/15/15	310,000	322,229
Time Warner, Inc., 7.70%, 5/1/32	390,000	494,289
Univision Communications, Inc., 6.875%, 5/15/19(4)	225,000	243,562
Univision Communications, Inc., 8.50%, 5/15/21(4)	120,000	133,500
Valassis Communications, Inc., 6.625%, 2/1/21	100,000	100,250
Viacom, Inc., 4.375%, 9/15/14	220,000	226,425
Viacom, Inc., 4.50%, 3/1/21	40,000	42,089
Viacom, Inc., 3.125%, 6/15/22	100,000	93,926
Videotron Ltee, 5.00%, 7/15/22	125,000	123,125
Visant Corp., 10.00%, 10/1/17	225,000	211,500
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	160,000	146,594
Wind Acquisition Finance SA, 11.75%, 7/15/17(4)	250,000	265,937
Wind Acquisition Finance SA, 7.25%, 2/15/18(4)	120,000	126,600
		10,052,749
METALS AND MINING — 0.2%
AK Steel Corp., 7.625%, 5/15/20	50,000	47,500
ArcelorMittal, 4.25%, 8/5/15	235,000	244,106
ArcelorMittal, 5.00%, 2/25/17	240,000	255,900
ArcelorMittal, 6.125%, 6/1/18	210,000	228,900
ArcelorMittal, 7.25%, 3/1/41	380,000	362,900
Barrick Gold Corp., 4.10%, 5/1/23	60,000	54,174
Barrick North America Finance LLC, 4.40%, 5/30/21	200,000	193,048
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	200,000	199,702
FMG Resources Pty Ltd., 7.00%, 11/1/15(4)	67,000	69,554
FMG Resources Pty Ltd., 6.875%, 2/1/18(4)	100,000	106,000
FMG Resources Pty Ltd., 8.25%, 11/1/19(4)	120,000	134,700
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	60,000	56,432
Inmet Mining Corp., 8.75%, 6/1/20(4)	25,000	27,313
Newmont Mining Corp., 6.25%, 10/1/39	190,000	170,148
Novelis, Inc., 8.375%, 12/15/17	110,000	117,700
Southern Copper Corp., 5.25%, 11/8/42	60,000	48,624
Steel Dynamics, Inc., 5.25%, 4/15/23	100,000	99,750
Teck Resources Ltd., 3.15%, 1/15/17	160,000	165,932
Vale Overseas Ltd., 5.625%, 9/15/19	440,000	483,918
Vale Overseas Ltd., 4.625%, 9/15/20	120,000	122,892
Xstrata Canada Financial Corp., 4.95%, 11/15/21(4)	130,000	131,948
		3,321,141
MULTI-UTILITIES — 0.3%
Calpine Corp., 7.50%, 2/15/21(4)	84,000	91,980
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	30,000	25,134

Shares/ Principal Amount	Value

Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	$ 100,000	$ 90,187
Constellation Energy Group, Inc., 5.15%, 12/1/20	130,000	140,014
Consumers Energy Co., 2.85%, 5/15/22	50,000	48,133
Consumers Energy Co., 3.375%, 8/15/23	180,000	178,137
Dominion Gas Holdings LLC, 3.55%, 11/1/23(4)	50,000	49,253
Dominion Resources, Inc., 6.40%, 6/15/18	360,000	425,756
Dominion Resources, Inc., 2.75%, 9/15/22	140,000	130,891
Dominion Resources, Inc., 4.90%, 8/1/41	70,000	68,740
Duke Energy Corp., 3.95%, 9/15/14	270,000	277,162
Duke Energy Corp., 3.55%, 9/15/21	120,000	121,864
Duke Energy Florida, Inc., 6.35%, 9/15/37	270,000	335,572
Edison International, 3.75%, 9/15/17	200,000	212,399
EDP Finance BV, 6.00%, 2/2/18(4)	120,000	128,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	114,000	121,695
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., PIK, 11.25%, 12/1/18(4)	36,036	27,568
Exelon Generation Co. LLC, 4.00%, 10/1/20	120,000	120,199
Exelon Generation Co. LLC, 5.60%, 6/15/42	80,000	75,230
FirstEnergy Corp., 4.25%, 3/15/23	100,000	93,270
Florida Power Corp., 3.85%, 11/15/42	130,000	114,094
GenOn Energy, Inc., 9.50%, 10/15/18	125,000	144,687
Georgia Power Co., 4.30%, 3/15/42	60,000	54,427
Ipalco Enterprises, Inc., 5.00%, 5/1/18	100,000	105,750
Nisource Finance Corp., 4.45%, 12/1/21	100,000	102,831
Nisource Finance Corp., 5.65%, 2/1/45	110,000	111,277
Northern States Power Co., 3.40%, 8/15/42	80,000	65,663
NRG Energy, Inc., 7.625%, 1/15/18	145,000	166,025
NRG Energy, Inc., 7.625%, 5/15/19	165,000	176,137
Pacific Gas & Electric Co., 5.80%, 3/1/37	15,000	16,439
PacifiCorp, 6.00%, 1/15/39	110,000	130,205
Progress Energy, Inc., 3.15%, 4/1/22	110,000	106,684
Public Service Company of Colorado, 4.75%, 8/15/41	70,000	71,734
Sempra Energy, 6.50%, 6/1/16	170,000	192,625
Sempra Energy, 2.875%, 10/1/22	220,000	204,052
Southern Power Co., 5.15%, 9/15/41	60,000	59,204
Teco Finance, Inc., 6.75%, 5/1/15	40,000	42,482
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20(4)	125,000	92,188
Xcel Energy, Inc., 4.80%, 9/15/41	50,000	48,719
		4,766,657
MULTILINE RETAIL†
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	125,000	125,938
J.C. Penney Corp., Inc., 7.65%, 8/15/16	125,000	113,750
J.C. Penney Corp., Inc., Series A, 6.875%, 10/15/15	25,000	23,813
Macy’s Retail Holdings, Inc., 3.875%, 1/15/22	180,000	177,695
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	80,000	80,952
Target Corp., 4.00%, 7/1/42	200,000	175,237
		697,385
OFFICE ELECTRONICS†
CDW LLC / CDW Finance Corp., 8.00%, 12/15/18	71,000	78,011
Xerox Corp., 2.95%, 3/15/17	90,000	92,679
		170,690

Shares/ Principal Amount	Value

OIL, GAS AND CONSUMABLE FUELS — 0.6%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	$ 125,000	$ 109,688
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	120,000	131,400
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	125,000	135,625
Anadarko Petroleum Corp., 5.95%, 9/15/16	30,000	33,803
Anadarko Petroleum Corp., 6.45%, 9/15/36	120,000	139,510
Antero Resources Finance Corp., 7.25%, 8/1/19	68,000	73,270
Apache Corp., 2.625%, 1/15/23	100,000	93,062
Apache Corp., 4.75%, 4/15/43	70,000	69,007
Arch Coal, Inc., 8.75%, 8/1/16	75,000	77,250
BP Capital Markets plc, 3.20%, 3/11/16	190,000	200,487
BP Capital Markets plc, 2.25%, 11/1/16	260,000	270,247
BP Capital Markets plc, 4.50%, 10/1/20	150,000	163,678
Chesapeake Energy Corp., 9.50%, 2/15/15	125,000	136,875
Chesapeake Energy Corp., 5.375%, 6/15/21	100,000	103,750
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	150,000	157,500
Chevron Corp., 2.43%, 6/24/20	80,000	79,389
Concho Resources, Inc., 5.50%, 10/1/22	155,000	158,488
Concho Resources, Inc., 5.50%, 4/1/23	125,000	127,500
ConocoPhillips, 5.75%, 2/1/19	420,000	494,847
ConocoPhillips Holding Co., 6.95%, 4/15/29	80,000	102,908
Consol Energy, Inc., 8.00%, 4/1/17	170,000	180,413
Continental Resources, Inc., 5.00%, 9/15/22	50,000	51,750
Denbury Resources, Inc., 8.25%, 2/15/20	120,000	133,050
Denbury Resources, Inc., 4.625%, 7/15/23	125,000	113,438
Devon Energy Corp., 1.875%, 5/15/17	80,000	80,962
Devon Energy Corp., 5.60%, 7/15/41	110,000	114,701
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	200,000	215,000
EOG Resources, Inc., 5.625%, 6/1/19	380,000	445,748
EOG Resources, Inc., 4.10%, 2/1/21	130,000	137,930
EP Energy LLC / EP Energy Finance, Inc., 9.375%, 5/1/20	265,000	306,075
Halcon Resources Corp., 8.875%, 5/15/21	110,000	112,200
Hess Corp., 6.00%, 1/15/40	70,000	76,455
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	210,000	212,625
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	155,000	166,625
Marathon Petroleum Corp., 3.50%, 3/1/16	70,000	73,609
Newfield Exploration Co., 5.625%, 7/1/24	90,000	90,225
Noble Energy, Inc., 4.15%, 12/15/21	260,000	270,422
Peabody Energy Corp., 7.375%, 11/1/16	50,000	56,625
Peabody Energy Corp., 6.00%, 11/15/18	250,000	266,875
Peabody Energy Corp., 6.50%, 9/15/20	50,000	53,000
Pemex Project Funding Master Trust, 6.625%, 6/15/35	70,000	72,100
Petro-Canada, 6.80%, 5/15/38	120,000	144,678
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	390,000	407,276
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	190,000	191,480
Petroleos Mexicanos, 6.00%, 3/5/20	190,000	211,137
Petroleos Mexicanos, 3.50%, 1/30/23	70,000	63,945
Petroleos Mexicanos, 5.50%, 6/27/44	80,000	71,217

Shares/ Principal Amount	Value

Phillips 66, 4.30%, 4/1/22	$ 260,000	$ 267,856
Pioneer Natural Resources Co., 3.95%, 7/15/22	180,000	182,289
QEP Resources, Inc., 5.25%, 5/1/23	125,000	118,125
Range Resources Corp., 5.75%, 6/1/21	110,000	117,838
Range Resources Corp., 5.00%, 8/15/22	160,000	158,000
Samson Investment Co., 10.50%, 2/15/20(4)	125,000	135,781
SandRidge Energy, Inc., 7.50%, 3/15/21	145,000	152,613
Shell International Finance BV, 2.375%, 8/21/22	280,000	259,684
Shell International Finance BV, 3.625%, 8/21/42	65,000	55,407
Shell International Finance BV, 4.55%, 8/12/43	120,000	117,680
Statoil ASA, 2.45%, 1/17/23	230,000	210,918
Statoil ASA, 3.95%, 5/15/43	50,000	44,119
Statoil ASA, 4.80%, 11/8/43	130,000	131,014
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/1/18	100,000	107,875
Talisman Energy, Inc., 7.75%, 6/1/19	125,000	150,936
Tesoro Corp., 4.25%, 10/1/17	100,000	104,500
Total Capital Canada Ltd., 2.75%, 7/15/23	110,000	103,129
Total Capital SA, 2.125%, 8/10/18	150,000	152,739
Venoco, Inc., 8.875%, 2/15/19	160,000	160,400
WPX Energy, Inc., 5.25%, 1/15/17	135,000	145,125
		10,053,873
PAPER AND FOREST PRODUCTS†
Domtar Corp., 4.40%, 4/1/22	150,000	144,702
International Paper Co., 6.00%, 11/15/41	100,000	108,222
Sappi Papier Holding GmbH, 6.625%, 4/15/21(4)	200,000	197,000
		449,924
PERSONAL PRODUCTS†
Elizabeth Arden, Inc., 7.375%, 3/15/21	160,000	175,400
PHARMACEUTICALS — 0.2%
AbbVie, Inc., 1.75%, 11/6/17	170,000	171,435
AbbVie, Inc., 2.90%, 11/6/22	100,000	94,321
Actavis, Inc., 1.875%, 10/1/17	220,000	219,656
Actavis, Inc., 3.25%, 10/1/22	70,000	65,672
Actavis, Inc., 4.625%, 10/1/42	70,000	63,527
Bristol-Myers Squibb Co., 3.25%, 8/1/42	100,000	79,422
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	95,000	103,075
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	35,000	37,888
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	280,000	268,767
Merck & Co., Inc., 2.40%, 9/15/22	180,000	166,413
Merck & Co., Inc., 3.60%, 9/15/42	40,000	33,368
Mylan, Inc., 6.00%, 11/15/18(4)	100,000	107,256
Mylan, Inc., 3.125%, 1/15/23(4)	140,000	128,784
Mylan, Inc., 5.40%, 11/29/43	50,000	50,811
Roche Holdings, Inc., 6.00%, 3/1/19(4)	182,000	216,977
Roche Holdings, Inc., 7.00%, 3/1/39(4)	120,000	160,084
Sanofi, 4.00%, 3/29/21	143,000	151,769
Valeant Pharmaceuticals International, 6.50%, 7/15/16(4)	36,000	37,247
Valeant Pharmaceuticals International, 6.875%, 12/1/18(4)	110,000	118,525
Valeant Pharmaceuticals International, 6.375%, 10/15/20(4)	225,000	238,219
Valeant Pharmaceuticals International, 7.25%, 7/15/22(4)	125,000	135,312
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	100,000	109,375
		2,757,903

Shares/ Principal Amount	Value

REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
American Tower Corp., 5.05%, 9/1/20	$ 130,000	$ 137,821
American Tower Corp., 4.70%, 3/15/22	40,000	40,349
BRE Properties, Inc., 3.375%, 1/15/23	80,000	74,746
Essex Portfolio LP, 3.625%, 8/15/22	100,000	95,341
Essex Portfolio LP, 3.25%, 5/1/23	50,000	45,894
Felcor Lodging LP, 6.75%, 6/1/19	20,000	21,500
HCP, Inc., 3.75%, 2/1/16	210,000	221,269
Health Care REIT, Inc., 2.25%, 3/15/18	60,000	59,957
Health Care REIT, Inc., 3.75%, 3/15/23	160,000	151,888
Health Care REIT, Inc., 4.50%, 1/15/24	120,000	119,763
Host Hotels & Resorts LP, 6.75%, 6/1/16	20,000	20,287
Host Hotels & Resorts LP, 5.875%, 6/15/19	60,000	65,132
Host Hotels & Resorts LP, 3.75%, 10/15/23	100,000	93,912
Kilroy Realty LP, 3.80%, 1/15/23	220,000	207,459
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	125,000	134,688
Omega Healthcare Investors, Inc., 5.875%, 3/15/24	50,000	50,750
ProLogis LP, 4.25%, 8/15/23	150,000	150,213
Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18	97,000	105,488
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	200,000	208,560
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	90,000	95,540
WEA Finance LLC, 4.625%, 5/10/21(4)	140,000	147,867
		2,248,424
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
CBRE Services, Inc., 5.00%, 3/15/23	125,000	120,781
Realogy Corp., 7.875%, 2/15/19(4)	200,000	219,500
		340,281
ROAD AND RAIL — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	265,000	273,464
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	100,000	99,689
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41	50,000	48,957
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	120,000	109,033
CSX Corp., 4.25%, 6/1/21	140,000	147,137
CSX Corp., 3.70%, 11/1/23	200,000	196,387
Norfolk Southern Corp., 3.25%, 12/1/21	70,000	69,023
Union Pacific Corp., 4.00%, 2/1/21	100,000	105,332
Union Pacific Corp., 4.75%, 9/15/41	220,000	216,955
		1,265,977
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Advanced Micro Devices, Inc., 8.125%, 12/15/17	235,000	246,162
Freescale Semiconductor, Inc., 9.25%, 4/15/18(4)	74,000	80,198
Freescale Semiconductor, Inc., 8.05%, 2/1/20	175,000	189,437
Intel Corp., 1.35%, 12/15/17	170,000	169,885
MEMC Electronic Materials, Inc., 7.75%, 4/1/19	100,000	105,000
		790,682
SOFTWARE — 0.1%
Infor US, Inc., 9.375%, 4/1/19	125,000	141,562
Intuit, Inc., 5.75%, 3/15/17	571,000	637,346
Oracle Corp., 2.50%, 10/15/22	310,000	286,066
Oracle Corp., 3.625%, 7/15/23	280,000	278,950
Sabre, Inc., 8.50%, 5/15/19(4)	125,000	138,750
		1,482,674
SPECIALTY RETAIL — 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19	125,000	136,875

Shares/ Principal Amount	Value

Hertz Corp. (The), 6.75%, 4/15/19		$ 125,000	$ 135,312
Hertz Corp. (The), 7.375%, 1/15/21		200,000	220,500
Home Depot, Inc. (The), 5.95%, 4/1/41		260,000	301,256
Petco Animal Supplies, Inc., 9.25%, 12/1/18(4)		150,000	161,625
Rent-A-Center, Inc., 6.625%, 11/15/20		70,000	74,375
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19		145,000	161,131
Sonic Automotive, Inc., 7.00%, 7/15/22		80,000	87,000
Sonic Automotive, Inc., 5.00%, 5/15/23		125,000	116,875
Staples, Inc., 4.375%, 1/12/23		150,000	144,464
Stewart Enterprises, Inc., 6.50%, 4/15/19		60,000	63,900
Toys “R” Us Delaware, Inc., 7.375%, 9/1/16(4)		125,000	118,438
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17		90,000	93,713
United Rentals North America, Inc., 5.75%, 7/15/18		100,000	107,875
United Rentals North America, Inc., 8.375%, 9/15/20		125,000	140,000
			2,063,339
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Burlington Coat Factory Warehouse Corp., 10.00%, 2/15/19		225,000	253,406
Gymboree Corp., 9.125%, 12/1/18		125,000	119,375
Hanesbrands, Inc., 6.375%, 12/15/20		150,000	164,625
L Brands, Inc., 6.90%, 7/15/17		105,000	121,012
L Brands, Inc., 6.625%, 4/1/21		80,000	88,500
L Brands, Inc., 5.625%, 2/15/22		275,000	284,625
Phillips-Van Heusen Corp., 7.375%, 5/15/20		25,000	27,438
Polymer Group, Inc., 7.75%, 2/1/19		135,000	144,956
			1,203,937
THRIFTS AND MORTGAGE FINANCE†
Cie de Financement Foncier, MTN, 4.50%, 5/16/18 (Secured)	EUR	165,000	257,916
Cie de Financement Foncier, MTN, 4.375%, 4/25/19 (Secured)	EUR	200,000	315,383
			573,299
TOBACCO†
Altria Group, Inc., 9.25%, 8/6/19		32,000	42,719
Altria Group, Inc., 2.85%, 8/9/22		400,000	368,994
Philip Morris International, Inc., 4.125%, 5/17/21		280,000	295,503
			707,216
TRANSPORTATION INFRASTRUCTURE†
CEVA Group plc, 8.375%, 12/1/17(4)		200,000	211,000
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Alltel Corp., 7.875%, 7/1/32		130,000	169,787
America Movil SAB de CV, 5.00%, 3/30/20		200,000	218,508
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18		30,000	38,622
Cricket Communications, Inc., 7.75%, 10/15/20		170,000	195,500
MetroPCS Wireless, Inc., 7.875%, 9/1/18		95,000	102,838
MetroPCS Wireless, Inc., 6.625%, 11/15/20		135,000	143,438
Sprint Communications, 6.00%, 12/1/16		210,000	228,900
Sprint Communications, 9.00%, 11/15/18(4)		110,000	133,375
Sprint Communications, 7.00%, 3/1/20(4)		110,000	122,925
Sprint Communications, 6.00%, 11/15/22		225,000	224,437
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(4)		130,000	140,400
Vodafone Group plc, 5.625%, 2/27/17		230,000	259,670
			1,978,400
TOTAL CORPORATE BONDS(Cost $124,881,929)			129,278,553

Shares/ Principal Amount	Value

U.S. Government Agency Mortgage-Backed Securities(6) — 4.8%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.7%
FHLMC, VRN, 1.76%, 12/15/13	$ 287,908	$ 291,012
FHLMC, VRN, 1.85%, 12/15/13	570,108	579,067
FHLMC, VRN, 1.97%, 12/15/13	554,384	567,037
FHLMC, VRN, 1.98%, 12/15/13	394,676	403,681
FHLMC, VRN, 2.07%, 12/15/13	1,131,194	1,142,283
FHLMC, VRN, 2.26%, 12/15/13	473,381	501,532
FHLMC, VRN, 2.36%, 12/15/13	744,359	740,521
FHLMC, VRN, 2.37%, 12/15/13	970,239	963,383
FHLMC, VRN, 2.42%, 12/15/13	213,493	227,079
FHLMC, VRN, 2.57%, 12/15/13	209,721	218,579
FHLMC, VRN, 2.63%, 12/15/13	176,179	187,942
FHLMC, VRN, 2.89%, 12/15/13	130,889	134,116
FHLMC, VRN, 3.23%, 12/15/13	156,229	165,462
FHLMC, VRN, 3.28%, 12/15/13	611,688	633,848
FHLMC, VRN, 3.81%, 12/15/13	360,506	379,491
FHLMC, VRN, 4.04%, 12/15/13	278,456	295,117
FHLMC, VRN, 4.38%, 12/15/13	507,235	526,960
FHLMC, VRN, 4.70%, 12/15/13	626,458	672,556
FHLMC, VRN, 5.12%, 12/15/13	104,206	108,678
FHLMC, VRN, 5.38%, 12/15/13	436,403	457,088
FHLMC, VRN, 6.13%, 12/15/13	168,279	177,984
FNMA, VRN, 2.33%, 12/25/13	474,259	504,426
FNMA, VRN, 2.38%, 12/25/13	121,232	128,594
FNMA, VRN, 2.70%, 12/25/13	533,326	540,978
FNMA, VRN, 3.32%, 12/25/13	307,148	318,936
FNMA, VRN, 3.36%, 12/25/13	250,493	267,429
FNMA, VRN, 3.79%, 12/25/13	353,263	372,406
FNMA, VRN, 3.92%, 12/25/13	290,779	307,532
FNMA, VRN, 3.94%, 12/25/13	149,909	159,334
FNMA, VRN, 5.38%, 12/25/13	548,506	590,837
		12,563,888
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 4.1%
FHLMC, 7.00%, 6/1/14	1,302	1,318
FHLMC, 6.50%, 6/1/16	27,805	29,020
FHLMC, 6.50%, 6/1/16	27,129	28,527
FHLMC, 4.50%, 1/1/19	482,175	511,851
FHLMC, 5.00%, 10/1/19	13,683	14,587
FHLMC, 5.00%, 11/1/19	53,332	56,785
FHLMC, 5.50%, 11/1/19	3,184	3,476
FHLMC, 5.50%, 11/1/19	2,774	2,992
FHLMC, 5.50%, 11/1/19	3,978	4,343
FHLMC, 5.50%, 11/1/19	3,791	4,113
FHLMC, 5.50%, 11/1/19	2,659	2,884
FHLMC, 5.50%, 12/1/19	3,292	3,594
FHLMC, 5.00%, 2/1/20	5,735	6,203
FHLMC, 5.00%, 2/1/20	1,631	1,734
FHLMC, 5.50%, 3/1/20	7,285	7,954
FHLMC, 5.50%, 3/1/20	4,829	5,177
FHLMC, 5.50%, 3/1/20	9,399	10,230
FHLMC, 5.00%, 5/1/20	3,991	4,317
FHLMC, 5.00%, 5/1/20	8,748	9,448
FHLMC, 5.00%, 5/1/20	13,358	14,449
FHLMC, 4.50%, 7/1/20	43,375	46,153
FHLMC, 4.00%, 10/1/20	15,307	16,282
FHLMC, 5.00%, 4/1/21	1,728,824	1,844,874
FHLMC, 8.00%, 6/1/26	5,111	5,347
FHLMC, 8.00%, 6/1/26	802	913
FHLMC, 8.00%, 7/1/26	1,098	1,104
FHLMC, 7.00%, 8/1/29	2,575	2,926
FHLMC, 8.00%, 7/1/30	18,351	21,734
FHLMC, 6.50%, 6/1/31	89,123	99,129
FHLMC, 5.50%, 12/1/33	395,696	436,164
FHLMC, 6.50%, 5/1/34	14,350	16,383
FHLMC, 5.50%, 6/1/35	33,436	36,377
FHLMC, 5.00%, 9/1/35	14,591	15,800
FHLMC, 5.00%, 9/1/35	10,084	10,920

Shares/ Principal Amount	Value

FHLMC, 5.50%, 10/1/35	$ 83,589	$ 90,647
FHLMC, 5.50%, 10/1/35	31,776	34,771
FHLMC, 5.00%, 11/1/35	156,291	170,108
FHLMC, 5.00%, 11/1/35	186,240	205,509
FHLMC, 6.50%, 3/1/36	7,931	8,796
FHLMC, 6.50%, 3/1/36	3,007	3,342
FHLMC, 5.50%, 1/1/38	450,151	488,611
FHLMC, 6.00%, 2/1/38	217,133	238,622
FHLMC, 6.00%, 11/1/38	1,078,239	1,184,662
FHLMC, 4.00%, 4/1/41	1,699,659	1,776,749
FHLMC, 6.50%, 7/1/47	50,174	53,960
FNMA, 6.00%, 12/1/13	103	104
FNMA, 5.32%, 4/1/14	16,672	16,765
FNMA, 6.00%, 4/1/14	1,490	1,499
FNMA, 7.50%, 6/1/15	1,386	1,394
FNMA, 5.17%, 1/1/16	154,447	164,775
FNMA, 4.50%, 5/1/19	674,660	719,672
FNMA, 4.00%, 6/1/19	5,123	5,457
FNMA, 4.50%, 6/1/19	97,555	106,645
FNMA, 4.50%, 12/1/19	8,849	9,666
FNMA, 5.00%, 3/1/20	16,693	18,094
FNMA, 5.00%, 3/1/20	16,907	18,325
FNMA, 5.00%, 4/1/20	9,134	9,732
FNMA, 5.00%, 5/1/20	4,199	4,552
FNMA, 5.00%, 5/1/20	18,274	19,808
FNMA, 5.00%, 7/1/20	22,480	24,240
FNMA, 7.00%, 5/1/26	3,295	3,708
FNMA, 7.00%, 6/1/26	2,571	2,999
FNMA, 7.50%, 3/1/27	2,368	2,432
FNMA, 6.50%, 4/1/29	14,253	15,856
FNMA, 6.50%, 6/1/29	12,960	14,418
FNMA, 6.50%, 6/1/29	22,879	25,467
FNMA, 7.00%, 7/1/29	19,089	21,677
FNMA, 6.50%, 8/1/29	30,980	35,615
FNMA, 7.00%, 3/1/30	19,343	22,082
FNMA, 8.00%, 7/1/30	35,496	39,491
FNMA, 7.50%, 9/1/30	11,519	13,330
FNMA, 6.50%, 9/1/31	77,880	86,580
FNMA, 7.00%, 9/1/31	47,682	54,084
FNMA, 6.50%, 1/1/32	32,248	35,847
FNMA, 6.50%, 10/1/32	190,198	211,663
FNMA, 5.50%, 6/1/33	130,446	143,824
FNMA, 5.50%, 8/1/33	910,718	998,987
FNMA, 5.00%, 11/1/33	826,110	902,012
FNMA, 5.50%, 1/1/34	753,304	827,238
FNMA, 5.50%, 9/1/34	51,330	56,564
FNMA, 5.50%, 10/1/34	53,951	59,138
FNMA, 6.00%, 10/1/34	49,152	54,232
FNMA, 5.00%, 11/1/34	220,255	240,725
FNMA, 5.50%, 3/1/35	3,380	3,699
FNMA, 5.50%, 3/1/35	11,227	12,471
FNMA, 5.50%, 3/1/35	13,677	14,946
FNMA, 5.50%, 3/1/35	35,040	38,798
FNMA, 5.50%, 3/1/35	23,666	25,867
FNMA, 5.00%, 4/1/35	41,405	45,764
FNMA, 6.00%, 5/1/35	19,508	21,550
FNMA, 6.00%, 5/1/35	2,875	3,183
FNMA, 6.00%, 6/1/35	35,376	39,177
FNMA, 6.00%, 6/1/35	8,466	9,465
FNMA, 6.00%, 6/1/35	596	658
FNMA, 5.00%, 7/1/35	178,244	196,906
FNMA, 5.50%, 7/1/35	26,311	28,761
FNMA, 6.00%, 7/1/35	73,511	82,262
FNMA, 6.00%, 7/1/35	3,460	3,819
FNMA, 6.00%, 7/1/35	62,134	69,459
FNMA, 5.50%, 8/1/35	16,074	17,732
FNMA, 6.00%, 8/1/35	2,595	2,863
FNMA, 4.50%, 9/1/35	998,615	1,068,857
FNMA, 5.50%, 9/1/35	72,605	80,067
FNMA, 5.50%, 9/1/35	2,178	2,399
FNMA, 5.50%, 9/1/35	853	934
FNMA, 5.50%, 9/1/35	17,199	18,973
FNMA, 5.50%, 9/1/35	141,513	156,071
FNMA, 5.00%, 10/1/35	29,742	32,853
FNMA, 5.50%, 10/1/35	313,280	345,208
FNMA, 6.00%, 10/1/35	43,171	47,828
FNMA, 5.50%, 11/1/35	180,558	198,826
FNMA, 6.00%, 11/1/35	44,660	49,837
FNMA, 6.50%, 11/1/35	2,029	2,257
FNMA, 6.50%, 11/1/35	9,990	11,097
FNMA, 6.50%, 12/1/35	31,809	35,343
FNMA, 6.50%, 4/1/36	16,730	18,582
FNMA, 6.00%, 8/1/36	38,514	42,577
FNMA, 5.00%, 10/1/36	603,077	655,857
FNMA, 5.00%, 11/1/36	402,257	437,462
FNMA, 5.50%, 1/1/37	1,360,685	1,490,545
FNMA, 5.50%, 2/1/37	436,331	477,917
FNMA, 6.00%, 5/1/37	39,253	43,296
FNMA, 6.00%, 7/1/37	8,539	9,412
FNMA, 6.50%, 8/1/37	17,252	18,583
FNMA, 6.50%, 8/1/37	1,252,721	1,349,216
FNMA, 6.50%, 8/1/37	417,000	449,273
FNMA, 5.00%, 4/1/40	2,731,544	2,985,895
FNMA, 4.50%, 8/1/40	2,954,643	3,159,051

Shares/ Principal Amount	Value

FNMA, 3.50%, 1/1/41		$ 2,027,843	$ 2,047,506
FNMA, 4.00%, 1/1/41		6,583,800	6,898,475
FNMA, 4.50%, 1/1/41		860,604	924,400
FNMA, 4.50%, 2/1/41		2,297,432	2,459,383
FNMA, 4.00%, 5/1/41		1,610,203	1,683,644
FNMA, 4.50%, 7/1/41		1,647,094	1,768,619
FNMA, 4.50%, 9/1/41		48,158	51,553
FNMA, 4.00%, 12/1/41		3,165,104	3,311,351
FNMA, 4.00%, 1/1/42		1,349,960	1,411,691
FNMA, 4.00%, 1/1/42		60,725	63,420
FNMA, 3.50%, 5/1/42		3,095,391	3,125,606
FNMA, 3.50%, 6/1/42		1,161,876	1,173,807
FNMA, 3.50%, 9/1/42		4,294,382	4,342,734
FNMA, 3.00%, 11/1/42		1,681,601	1,627,084
FNMA, 6.50%, 8/1/47		102,465	110,730
FNMA, 6.50%, 8/1/47		96,127	103,987
FNMA, 6.50%, 9/1/47		346,392	374,230
FNMA, 6.50%, 9/1/47		12,366	13,364
FNMA, 6.50%, 9/1/47		36,589	39,552
FNMA, 6.50%, 9/1/47		112,652	121,699
FNMA, 6.50%, 9/1/47		35,489	38,331
GNMA, 9.00%, 4/20/25		1,390	1,633
GNMA, 7.50%, 10/15/25		4,996	5,686
GNMA, 6.00%, 4/15/26		369	409
GNMA, 6.00%, 4/15/26		1,511	1,678
GNMA, 7.50%, 6/15/26		4,288	4,891
GNMA, 7.00%, 12/15/27		15,948	16,601
GNMA, 7.50%, 12/15/27		18,604	21,334
GNMA, 6.00%, 5/15/28		18,100	20,109
GNMA, 6.00%, 5/15/28		53,327	59,215
GNMA, 6.50%, 5/15/28		6,790	7,588
GNMA, 7.00%, 5/15/31		44,401	52,924
GNMA, 5.50%, 11/15/32		178,387	196,700
GNMA, 6.50%, 10/15/38		2,817,358	3,158,258
GNMA, 4.00%, 1/20/41		2,716,050	2,876,426
GNMA, 4.50%, 5/20/41		3,243,001	3,509,627
GNMA, 4.50%, 6/15/41		918,726	1,002,383
GNMA, 4.00%, 12/15/41		1,443,210	1,523,993
GNMA, 4.00%, 6/20/42		2,523,478	2,675,476
GNMA, 3.50%, 7/20/42		1,081,054	1,105,948
			74,259,223
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $84,908,394)			86,823,111
Sovereign Governments and Agencies — 2.8%
AUSTRALIA — 0.1%
Australia Government Bond, 5.75%, 7/15/22	AUD	445,000	454,602
Australia Government Bond, 5.50%, 4/21/23	AUD	190,000	191,287
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	295,000	286,975
			932,864
AUSTRIA — 0.2%
Austria Government Bond, 3.40%, 10/20/14(4)	EUR	465,000	649,909
Austria Government Bond, 4.35%, 3/15/19(4)	EUR	680,000	1,082,515
Austria Government Bond, 3.90%, 7/15/20(4)	EUR	455,000	717,494
Austria Government Bond, 3.40%, 11/22/22(4)	EUR	75,000	114,725
Austria Government Bond, 4.15%, 3/15/37(4)	EUR	275,000	459,222
			3,023,865
BELGIUM — 0.1%
Belgium Government Bond, 4.00%, 3/28/18(4)	EUR	560,000	861,259
Belgium Government Bond, 3.75%, 9/28/20(4)	EUR	310,000	479,581
Belgium Government Bond, 2.25%, 6/22/23	EUR	120,000	161,837
Belgium Government Bond, 5.00%, 3/28/35(4)	EUR	370,000	638,328
Belgium Government Bond, 4.25%, 3/28/41(4)	EUR	290,000	456,584
			2,597,589
BRAZIL†
Brazilian Government International Bond, 5.875%, 1/15/19		$470,000	533,450
CANADA — 0.2%
Canadian Government Bond, 5.00%, 6/1/14	CAD	485,000	465,551
Canadian Government Bond, 1.50%, 3/1/17	CAD	300,000	283,963
Canadian Government Bond, 3.75%, 6/1/19	CAD	320,000	330,968
Canadian Government Bond, 5.75%, 6/1/33	CAD	345,000	453,599

Shares/ Principal Amount	Value

Province of British Columbia, 3.25%, 12/18/21	CAD	265,000	$ 256,274
Province of Ontario Canada, 5.45%, 4/27/16		$240,000	267,672
Province of Ontario Canada, 1.00%, 7/22/16		$150,000	151,319
Province of Ontario Canada, 1.60%, 9/21/16		$160,000	163,927
Province of Ontario Canada, 4.40%, 6/2/19	CAD	430,000	447,102
			2,820,375
CHILE†
Chile Government International Bond, 3.25%, 9/14/21		$230,000	229,425
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21		$290,000	302,325
CZECH†
Czech Republic Government Bond, 4.70%, 9/12/22	CZK	3,000,000	180,722
DENMARK — 0.1%
Denmark Government Bond, 4.00%, 11/15/17	DKK	2,300,000	478,778
Denmark Government Bond, 4.00%, 11/15/19	DKK	530,000	113,897
Denmark Government Bond, 7.00%, 11/10/24	DKK	2,350,000	655,277
Denmark Government Bond, 4.50%, 11/15/39	DKK	2,395,000	597,297
			1,845,249
FINLAND — 0.2%
Finland Government Bond, 3.125%, 9/15/14(4)	EUR	480,000	667,777
Finland Government Bond, 3.875%, 9/15/17(4)	EUR	460,000	702,477
Finland Government Bond, 4.375%, 7/4/19(4)	EUR	256,000	410,561
Finland Government Bond, 1.625%, 9/15/22(4)	EUR	305,000	408,574
Finland Government Bond, 4.00%, 7/4/25(4)	EUR	305,000	490,973
Finland Government Bond, 2.625%, 7/4/42(4)	EUR	120,000	159,105
			2,839,467
FRANCE — 0.1%
France Government Bond OAT, 4.00%, 4/25/14	EUR	240,000	331,211
France Government Bond OAT, 3.25%, 10/25/21	EUR	170,000	256,994
France Government Bond OAT, 5.50%, 4/25/29	EUR	160,000	289,249
France Government Bond OAT, 4.75%, 4/25/35	EUR	235,000	401,384
French Treasury Note BTAN, 2.25%, 2/25/16	EUR	915,000	1,298,382
			2,577,220
GERMANY — 0.2%
Bundesobligation, 2.00%, 2/26/16	EUR	830,000	1,175,065
Bundesrepublik Deutschland, 3.00%, 7/4/20	EUR	35,000	53,642
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	250,000	458,617
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	245,000	433,831
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	EUR	827,869	1,181,451
			3,302,606
ITALY†
Italy Government International Bond, 6.875%, 9/27/23		$110,000	133,012
JAPAN — 0.6%
Japan Government Ten Year Bond, 1.20%, 6/20/15	JPY	212,050,000	2,105,580
Japan Government Ten Year Bond, 1.50%, 9/20/18	JPY	275,000,000	2,852,779
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	213,000,000	2,166,579
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	91,500,000	1,036,010
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	79,900,000	841,933
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	167,000,000	1,883,135
			10,886,016

Shares/ Principal Amount	Value

MEXICO — 0.1%
Mexico Government International Bond, 5.625%, 1/15/17		$160,000	$ 179,200
Mexico Government International Bond, MTN, 5.95%, 3/19/19		$710,000	823,600
Mexico Government International Bond, 5.125%, 1/15/20		$350,000	390,250
Mexico Government International Bond, 6.05%, 1/11/40		$150,000	160,875
Mexico Government International Bond, MTN, 4.75%, 3/8/44		$80,000	70,640
			1,624,565
NETHERLANDS — 0.1%
Netherlands Government Bond, 3.50%, 7/15/20(4)	EUR	625,000	966,191
Netherlands Government Bond, 2.25%, 7/15/22(4)	EUR	90,000	126,562
			1,092,753
NEW ZEALAND†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	175,000	147,203
NORWAY — 0.1%
Norway Government Bond, 4.25%, 5/19/17	NOK	1,000,000	176,638
Norway Government Bond, 3.75%, 5/25/21	NOK	6,250,000	1,104,799
			1,281,437
PERU†
Peruvian Government International Bond, 6.55%, 3/14/37		$100,000	113,500
Peruvian Government International Bond, 5.625%, 11/18/50		$150,000	148,875
			262,375
PHILIPPINES†
Philippine Government International Bond, 4.00%, 1/15/21		$300,000	315,000
Philippine Government International Bond, 6.375%, 10/23/34		$100,000	118,650
			433,650
POLAND†
Poland Government International Bond, 5.125%, 4/21/21		$250,000	273,125
SINGAPORE†
Singapore Government Bond, 2.375%, 4/1/17	SGD	280,000	237,481
Singapore Government Bond, 3.125%, 9/1/22	SGD	120,000	102,254
			339,735
SOUTH KOREA†
Export-Import Bank of Korea, 3.75%, 10/20/16		$240,000	256,082
Korea Development Bank (The), 3.25%, 3/9/16		$160,000	167,180
Korea Development Bank (The), 4.00%, 9/9/16		$160,000	171,141
			594,403
SWEDEN — 0.1%
Sweden Government Bond, 6.75%, 5/5/14	SEK	2,540,000	396,773
Sweden Government Bond, 4.25%, 3/12/19	SEK	1,590,000	274,950
Sweden Government Bond, 3.50%, 6/1/22	SEK	3,225,000	546,349
			1,218,072
SWITZERLAND†
Switzerland Government Bond, 2.00%, 4/28/21	CHF	160,000	194,086
Switzerland Government Bond, 2.50%, 3/8/36	CHF	100,000	130,909
			324,995
TURKEY†
Turkey Government International Bond, 3.25%, 3/23/23		$200,000	172,250
UNITED KINGDOM — 0.6%
United Kingdom Gilt, 5.00%, 9/7/14	GBP	665,000	1,126,081
United Kingdom Gilt, 4.00%, 9/7/16	GBP	1,145,000	2,041,049
United Kingdom Gilt, 4.50%, 3/7/19	GBP	920,000	1,716,920
United Kingdom Gilt, 8.00%, 6/7/21	GBP	71,000	162,051
United Kingdom Gilt, 3.75%, 9/7/21	GBP	905,000	1,629,370
United Kingdom Gilt, 6.00%, 12/7/28	GBP	500,000	1,091,830
United Kingdom Gilt, 4.25%, 6/7/32	GBP	180,000	329,434
United Kingdom Gilt, 4.25%, 3/7/36	GBP	875,000	1,600,985
United Kingdom Gilt, 4.50%, 12/7/42	GBP	50,000	95,993

Shares/ Principal Amount	Value

United Kingdom Gilt, 4.25%, 12/7/55	GBP	485,000	$ 920,122
			10,713,835
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45		$80,000	61,400
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $50,677,947)			50,743,983
Municipal Securities — 2.6%
Alameda County Industrial Development Authority, Series 1997 A, (Plyproperties), VRDN, 0.08%, 12/5/13 (LOC: Wells Fargo Bank N.A.)		3,505,000	3,505,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50		120,000	148,290
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40		120,000	149,218
Breckinridge County KY Lease Program Rev., (Adjustable-KY ASSN County Leasing TR), VRDN, 0.07%, 12/4/13 (LOC: U.S. Bank N.A.)		2,705,000	2,705,000
California GO, (Building Bonds), 7.55%, 4/1/39		60,000	81,250
California GO, (Building Bonds), 7.30%, 10/1/39		160,000	209,242
California GO, (Building Bonds), 7.60%, 11/1/40		145,000	198,686
City of Lowell Rev., (Little Rock Newspapers), VRDN, 0.11%, 12/4/13 (LOC: JPMorgan Chase Bank N.A.)		3,850,000	3,850,000
Clarksville Public Building Authority Rev., (Adjusted Financing Morristown Loans), VRDN, 0.08%, 12/2/13 (LOC: Bank of America N.A.)		3,900,000	3,900,000
Harrison County Industrial Development Rev., (Fox Grocery Company), VRDN, 0.07%, 12/5/13 (LOC: U.S. Bank N.A.)		4,140,000	4,140,000
Idaho Housing & Finance Association Multifamily Housing Rev., Series 2011 A, (Traditions At Boise Apartments), VRDN, 0.07%, 12/4/13 (LOC: East West Bank)(LIQ FAC: FHLMC)(SBBPA: FHLB)		500,000	500,000
Illinois GO, (Taxable Pension), 5.10%, 6/1/33		230,000	211,894
Iowa Finance Authority Economic Development Rev., Series 2009 B, (Midwestern Disaster Area), VRDN, 0.08%, 12/5/13		4,000,000	4,000,000
Little Rock Metrocentre Improvement District No. 1 Rev., (Little Rock Newspapers, Inc.), VRDN, 0.09%, 12/2/13 (LOC: JPMorgan Chase Bank N.A.)		1,500,000	1,500,000
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36		120,000	142,651
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39		130,000	147,099
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40		185,000	222,289
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40		100,000	121,756
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40		180,000	245,028
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41		140,000	183,908
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37		75,000	89,839
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34		200,000	207,600

Shares/ Principal Amount	Value

Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.19%, 12/4/13 (LOC: FNMA)	$ 2,330,000	$ 2,330,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	130,000	152,299
Phoenix Industrial Development Authority Rev., (Southwestern College of Phoenix), VRDN, 0.09%, 12/5/13 (LOC: Comerica Bank)	1,165,000	1,165,000
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	330,000	293,439
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	1,400,000	1,003,618
Riverside County Industrial Development Authority Rev. (Cal-Mold, Inc.), VRDN, 0.15%, 12/4/13 (LOC: Bank of the West)	1,780,000	1,780,000
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	280,000	313,729
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	170,000	186,345
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	170,000	173,199
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	135,000	157,517
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	195,000	217,312
South Carolina Jobs-Economic Development Authority Rev., (Southeastern Fly Ash Company Inc.), VRDN, 0.10%, 12/5/13 (LOC: Wells Fargo Bank N.A.)	1,000,000	1,000,000
Tempe Industrial Development Authority Rev., Series 2004 B, (ASUF Brickyard LLC), VRDN, 0.15%, 12/5/13 (LOC: Bank of America N.A.)	3,843,000	3,843,000
Washington Finance Commission Nonprofit Housing Rev., (Heatherwood), Series 2002 A, VRDN, 0.08%, 12/5/13 (LIQ FAC: FHLMC)	3,400,000	3,400,000
Wisconsin Health & Educational Facilities Authority Rev., (Benevolent Corporation Cedar Community), VRDN, 0.07%, 12/5/13 (LOC: JPMorgan Chase Bank N.A.)	3,885,000	3,885,000
TOTAL MUNICIPAL SECURITIES (Cost $45,982,189)		46,359,208
Commercial Paper(7) — 2.5%
Bank of Nova Scotia, 0.17%, 12/30/13	4,100,000	4,099,719
BNP Paribas Finance, Inc., 0.16%, 12/2/13	4,100,000	4,099,959
Catholic Health Initiatives, 0.16%, 12/5/13	4,100,000	4,099,952
Crown Point Capital Co., 0.15%, 12/2/13(4)	4,100,000	4,099,956
Lexington Parker Capital, 0.15%, 12/2/13(4)	4,100,000	4,099,952
Lexington Parker Capital, 0.17%, 1/16/14(4)	4,200,000	4,199,037
Liberty Street Funding LLC, 0.17%, 2/25/14(4)	4,300,000	4,297,908
Old Line Funding LLC, 0.20%, 2/11/14(4)	4,100,000	4,099,250
San Francisco City & County Public Utilities Commission, 0.13%, 12/10/13	4,200,000	4,200,000

Shares/ Principal Amount	Value

Thunder Bay Funding LLC, 0.17%, 3/21/14(4)	$ 4,300,000	$ 4,297,186
Toyota Motor Credit Corp., 0.21%, 1/9/14	4,100,000	4,099,486
TOTAL COMMERCIAL PAPER (Cost $45,691,848)		45,692,405
Commercial Mortgage-Backed Securities(6) — 0.8%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	40,517	40,641
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/1/13	500,000	532,222
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/1/13	425,000	455,711
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(4)	300,000	286,755
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(4)	550,000	516,033
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	350,000	353,136
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.39%, 12/1/13	325,000	349,470
Commercial Mortgage Pass-Through Certificates, Series 2004-LB2A, Class A4 SEQ, 4.72%, 3/10/39	169,974	170,293
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 12/1/13	353,440	356,098
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 12/1/13	600,000	617,799
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 12/1/13	250,000	259,428
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 12/1/13	892,352	905,289
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	740,000	771,127
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	1,100,000	1,144,577
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(4)	625,000	624,786
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/1/13(4)	1,100,000	1,048,276
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	475,000	496,131
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	211,255	215,560
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	362,436	363,806
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.71%, 12/11/13	424,285	429,619
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 12/11/13	200,000	206,858
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 12/11/13	600,000	638,413
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 12/11/13	725,000	780,906

Shares/ Principal Amount	Value

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	$ 500,000	$ 478,571
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	37,760	37,799
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	769,181	789,284
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	40,845	41,199
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	1,500,000	1,539,243
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $14,622,866)		14,449,030
Collateralized Mortgage Obligations(6) — 0.7%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.6%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	116,117	120,574
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	962,456	717,020
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	120,854	124,015
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	325,000	333,382
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.30%, 12/1/13	93,282	94,127
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.26%, 12/1/13	401,964	395,538
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.24%, 12/1/13	208,530	205,494
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.61%, 12/1/13	214,941	211,222
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.65%, 12/1/13	524,965	522,975
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.24%, 12/1/13	439,877	452,413
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.78%, 12/1/13	246,662	246,987
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.85%, 12/1/13	568,407	568,572
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/13(4)	295,838	287,142
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.62%, 12/1/13	247,563	256,512
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	184,261	196,765
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.55%, 12/1/13	399,332	394,020
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.65%, 12/1/13	221,011	229,538
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/1/13	239,184	238,435
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 12/1/13(4)	650,000	662,240

Shares/ Principal Amount	Value

Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	$ 309,207	$ 329,297
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	354,484	374,083
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.62%, 12/1/13	685,010	693,013
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	388,994	391,914
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	87,628	89,972
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.63%, 12/1/13	567,366	574,408
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.33%, 12/1/13	161,605	166,206
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.65%, 12/1/13	555,133	565,591
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	471,693	483,300
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	235,445	235,486
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	341,536	356,048
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	220,349	230,762
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	74,115	75,739
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.05%, 12/1/13	210,577	208,307
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	454,035	468,161
		11,499,258
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	1,198,591	1,315,272
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $12,893,622)		12,814,530
U.S. Government Agency Securities — 0.3%
FHLMC, 2.375%, 1/13/22	1,410,000	1,372,635
FNMA, 6.625%, 11/15/30	2,510,000	3,342,005
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $4,770,028)		4,714,640
Exchange-Traded Funds — 0.3%
iShares Russell 1000 Growth Index Fund	19,419	1,629,060
iShares Russell 2000 Value Index Fund	3,098	304,069
iShares Russell Midcap Value Index Fund	43,157	2,775,426
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,225,427)		4,708,555

Shares/ Principal Amount	Value

Asset-Backed Securities(6)†
American Airlines Pass-Through Trust, 7.00%, 7/31/19(4)	$ 20,423	$ 21,495
CenterPoint Energy Transition Bond Co. LLC, Series 2005-A, Class A4 SEQ, 5.17%, 8/1/19	130,000	141,972
UAL 2007-1 Pass Through Trust, Series 071A, 6.64%, 1/2/24	96,688	101,039
US Airways 2013-1 Class A Pass Through Trust, 3.95%, 5/15/27	150,000	144,750
TOTAL ASSET-BACKED SECURITIES (Cost $399,625)		409,256
Convertible Preferred Stocks†
HOUSEHOLD DURABLES†
Beazer Homes USA, Inc., 7.50%, 7/15/15	2,148	70,197
TOBACCO†
Universal Corp., 6.75%	36	43,029
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $95,770)		113,226

	Shares	Value
Preferred Stocks†
CONSUMER FINANCE†
Ally Financial, Inc., 7.00%(4)(Cost $70,945)	77	$ 74,380
Temporary Cash Investments — 1.9%
SSgA U.S. Government Money Market Fund (Cost $33,661,738)	33,661,738	33,661,738
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $1,472,580,346)		1,794,997,567
OTHER ASSETS AND LIABILITIES — 0.1%		1,138,010
TOTAL NET ASSETS — 100.0%		$1,796,135,577

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
AUD	65,000	USD	60,548	Deutsche Bank	1/23/14	$ (1,576)
AUD	472,977	USD	438,994	Westpac Group	1/23/14	(9,881)
USD	60,968	AUD	65,000	Barclays Bank plc	1/23/14	1,996
CAD	96,484	USD	90,986	JPMorgan Chase Bank N.A.	12/31/13	(248)
CAD	94,424	USD	90,000	Deutsche Bank	1/23/14	(1,248)
USD	2,650,824	CAD	2,798,157	JPMorgan Chase Bank N.A.	12/31/13	19,288
USD	100,000	CAD	105,109	Deutsche Bank	1/23/14	1,205
USD	65,000	CAD	68,548	Deutsche Bank	1/23/14	570
USD	342,741	CAD	360,200	HSBC Holdings plc	1/23/14	4,180
USD	50,000	CAD	53,004	HSBC Holdings plc	1/23/14	180
CHF	25,913	USD	28,574	Credit Suisse AG	12/31/13	23
CHF	168,753	USD	184,446	UBS AG	1/23/14	1,822
USD	242,545	CHF	220,090	Credit Suisse AG	12/31/13	(341)
USD	110,000	CHF	100,274	Deutsche Bank	1/23/14	(682)
CZK	1,634,075	USD	81,208	Deutsche Bank	1/23/14	(51)
CZK	899,997	USD	44,585	Deutsche Bank	1/23/14	114
USD	45,000	CZK	904,918	UBS AG	1/23/14	57
DKK	3,955,030	USD	714,950	Barclays Bank plc	1/23/14	5,898
DKK	211,641	USD	38,425	Barclays Bank plc	1/23/14	149
DKK	379,384	USD	68,718	UBS AG	1/23/14	429
USD	40,401	DKK	222,484	UBS AG	1/23/14	(149)
EUR	59,071	USD	79,844	UBS AG	12/31/13	421
EUR	80,551	USD	109,359	UBS AG	12/31/13	92
EUR	741,999	USD	999,233	Barclays Bank plc	1/23/14	9,019
USD	588,855	EUR	434,762	UBS AG	12/31/13	(1,892)
USD	1,663,468	EUR	1,228,167	UBS AG	12/31/13	(5,344)
USD	481,338	EUR	355,380	UBS AG	12/31/13	(1,546)
USD	19,180	EUR	14,128	UBS AG	12/31/13	(16)
USD	162,368	EUR	120,000	Barclays Bank plc	1/23/14	(692)
USD	214,968	EUR	160,000	Barclays Bank plc	1/23/14	(2,445)
USD	122,525	EUR	90,000	HSBC Holdings plc	1/23/14	230
GBP	802,266	USD	1,292,428	Barclays Bank plc	1/23/14	19,837
GBP	30,000	USD	48,881	Barclays Bank plc	1/23/14	189
GBP	25,000	USD	40,289	Deutsche Bank	1/23/14	603
USD	506,135	GBP	312,421	Credit Suisse AG	12/31/13	(4,981)
USD	19,021	GBP	11,777	Credit Suisse AG	12/31/13	(246)
USD	43,522	GBP	26,937	Barclays Bank plc	1/23/14	(539)
USD	88,729	GBP	55,000	Barclays Bank plc	1/23/14	(1,235)
USD	1,270,922	GBP	791,024	HSBC Holdings plc	1/23/14	(22,954)
USD	1,780,775	GBP	1,108,357	HSBC Holdings plc	1/23/14	(32,162)
USD	100,094	GBP	61,129	HSBC Holdings plc	1/23/14	106
HKD	309,000	USD	39,861	Westpac Group	1/23/14	1
JPY	3,959,501	USD	39,503	Barclays Bank plc	1/23/14	(838)
JPY	34,278,038	USD	335,000	HSBC Holdings plc	1/23/14	(272)
JPY	155,645,735	USD	1,558,078	Westpac Group	1/23/14	(38,185)
USD	70,000	JPY	7,012,495	Barclays Bank plc	1/23/14	1,522
USD	50,000	JPY	5,046,900	Barclays Bank plc	1/23/14	717
USD	35,000	JPY	3,555,472	UBS AG	1/23/14	280

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
KRW	2,119,271,992	USD	1,971,049	Westpac Group	1/23/14	$ 26,164
KRW	359,262,748	USD	334,136	Westpac Group	1/23/14	4,435
KRW	79,650,000	USD	75,000	Westpac Group	1/23/14	63
KRW	58,355,000	USD	55,000	Westpac Group	1/23/14	(6)
USD	75,000	KRW	80,002,500	Westpac Group	1/23/14	(395)
NOK	487,494	USD	80,000	Deutsche Bank	1/23/14	(585)
NOK	396,132	USD	65,000	UBS AG	1/23/14	(468)
USD	1,014,505	NOK	6,263,910	Deutsche Bank	1/23/14	(5,913)
USD	35,000	NOK	215,027	UBS AG	1/23/14	(29)
NZD	45,000	USD	37,446	Barclays Bank plc	1/23/14	(965)
NZD	289,422	USD	238,559	Westpac Group	1/23/14	(3,931)
USD	247,329	NZD	305,000	Westpac Group	1/23/14	73
SEK	1,423,028	USD	215,000	Deutsche Bank	1/23/14	1,718
SEK	4,260,213	USD	640,000	UBS AG	1/23/14	8,804
USD	738,414	SEK	4,916,340	Deutsche Bank	1/23/14	(10,314)
USD	736,001	SEK	4,900,279	Deutsche Bank	1/23/14	(10,280)
SGD	118,158	USD	95,000	Deutsche Bank	1/23/14	(836)
SGD	118,542	USD	94,936	HSBC Holdings plc	1/23/14	(466)
USD	60,000	SGD	75,031	Barclays Bank plc	1/23/14	205
USD	260,000	SGD	326,716	Westpac Group	1/23/14	(372)
TWD	2,341,840	USD	79,196	Westpac Group	1/23/14	84
USD	99,290	TWD	2,936,000	Westpac Group	1/23/14	(105)
USD	55,000	TWD	1,614,250	Westpac Group	1/23/14	351
						$(51,363)

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
18	U.S. Treasury 10- Year Notes	March 2014	$2,256,750	$ 553
7	U.S. Treasury Ultra Long Bonds	March 2014	973,875	(4,937)
			$3,230,625	$(4,384)

Notes to Schedule of Investments

ADR = American Depositary Receipt

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

CVA = Certificaten Van Aandelen

CZK = Czech Koruna

DKK = Danish Krone

EUR = Euro

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

GO = General Obligation

HKD = Hong Kong Dollar

JPY = Japanese Yen

KRW = South Korea Won

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

MTN = Medium Term Note

NOK = Norwegian Krone

NVDR = Non-Voting Depositary Receipt

NZD = New Zealand Dollar

OJSC = Open Joint Stock Company

PIK = Payment in Kind

SBBPA = Standby Bond Purchase Agreement

SEK = Swedish Krona

SEQ = Sequential Payer

SGD = Singapore Dollar

TWD = Taiwanese Dollar

USD = United States Dollar

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $74,443.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)

Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $53,630,302, which represented 3.0% of total net assets.

(5)	Security is in default.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $1,472,580,346)	$1,794,997,567
Foreign currency holdings, at value (cost of $397,404)	397,102
Receivable for investments sold	9,760,034
Receivable for capital shares sold	570,108
Receivable for variation margin on futures contracts	1,094
Unrealized gain on forward foreign currency exchange contracts	110,825
Dividends and interest receivable	5,873,848
Other assets	13,348
1,811,723,926

Liabilities
Disbursements in excess of demand deposit cash	303,639
Payable for investments purchased	12,949,495
Payable for capital shares redeemed	366,535
Unrealized loss on forward foreign currency exchange contracts	162,188
Accrued management fees	1,504,695
Distribution and service fees payable	269,027
Accrued foreign taxes	32,770
15,588,349

Net Assets	$1,796,135,577

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,362,354,216
Undistributed net investment income	463,932
Undistributed net realized gain	110,939,075
Net unrealized appreciation	322,378,354
$1,796,135,577

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$681,335,035	87,885,241	$7.75
Institutional Class, $0.01 Par Value	$255,268,157	32,918,618	$7.75
A Class, $0.01 Par Value	$675,092,882	87,227,898	$7.74*
B Class, $0.01 Par Value	$16,478,329	2,133,369	$7.72
C Class, $0.01 Par Value	$121,782,424	15,740,708	$7.74
R Class, $0.01 Par Value	$46,052,061	5,962,708	$7.72
R6 Class, $0.01 Par Value	$126,689	16,340	$7.75

*  Maximum offering price $8.21 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $536,195)	$ 22,273,621
Interest	15,168,541
37,442,162

Expenses:
Management fees	17,643,699
Distribution and service fees:
A Class	1,614,968
B Class	174,932
C Class	1,095,263
R Class	251,989
Directors’ fees and expenses	92,791
Other expenses	10,893
20,884,535

Net investment income (loss)	16,557,627

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	156,607,218
Futures contract transactions	342,165
Foreign currency transactions	(604,740)
156,344,643

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(32,770))	70,025,086
Futures contracts	(7,156)
Translation of assets and liabilities in foreign currencies	(9,610)
70,008,320

Net realized and unrealized gain (loss)	226,352,963

Net Increase (Decrease) in Net Assets Resulting from Operations	$242,910,590

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$ 16,557,627	$ 22,054,003
Net realized gain (loss)	156,344,643	77,001,282
Change in net unrealized appreciation (depreciation)	70,008,320	79,724,817
Net increase (decrease) in net assets resulting from operations	242,910,590	178,780,102

Distributions to Shareholders
From net investment income:
Investor Class	(8,720,638)	(8,621,120)
Institutional Class	(3,654,227)	(4,266,938)
A Class	(6,994,519)	(7,072,120)
B Class	(79,157)	(125,787)
C Class	(427,361)	(570,497)
R Class	(440,770)	(434,376)
R6 Class	(91)	—
From net realized gains:
Investor Class	(25,260,223)	(5,005,011)
Institutional Class	(9,340,447)	(2,027,271)
A Class	(23,873,135)	(4,840,237)
B Class	(743,680)	(181,620)
C Class	(3,959,279)	(775,696)
R Class	(1,973,224)	(342,746)
Decrease in net assets from distributions	(85,466,751)	(34,263,419)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(18,524,886)	(24,835,758)

Net increase (decrease) in net assets	138,918,953	119,680,925

Net Assets
Beginning of period	1,657,216,624	1,537,535,699
End of period	$1,796,135,577	$1,657,216,624

Undistributed net investment income	$463,932	$4,804,383

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Moderate Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.70% to 0.90% for the Institutional Class and 0.55% to 0.75% for the R6 Class. The effective annual management fee for each class for the period ended November 30, 2013 was 1.06% for the Investor Class, A Class, B Class, C Class and R Class, 0.86% for the Institutional Class and 0.71% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2013 totaled $1,206,920,446, of which $212,186,516 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 totaled $1,329,076,876, of which $176,486,081 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013(1)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	430,000,000		400,000,000
Sold	20,736,582	$ 150,320,890	13,816,203	$ 94,354,117
Issued in reinvestment of distributions	4,775,577	33,326,825	2,041,881	13,388,309
Redeemed	(26,274,998)	(189,960,907)	(17,780,049)	(120,743,196)
	(762,839)	(6,313,192)	(1,921,965)	(13,000,770)
Institutional Class/Shares Authorized	225,000,000		225,000,000
Sold	13,927,116	100,464,482	10,058,311	68,174,363
Issued in reinvestment of distributions	1,860,253	12,987,049	955,443	6,294,209
Redeemed	(16,808,275)	(120,333,300)	(13,453,941)	(93,441,692)
	(1,020,906)	(6,881,769)	(2,440,187)	(18,973,120)
A Class/Shares Authorized	375,000,000		350,000,000
Sold	20,290,272	147,221,630	19,760,299	134,608,234
Issued in reinvestment of distributions	4,192,568	29,190,402	1,744,475	11,388,992
Redeemed	(25,089,173)	(182,231,959)	(20,570,869)	(140,171,817)
	(606,333)	(5,819,927)	933,905	5,825,409
B Class/Shares Authorized	50,000,000		50,000,000
Sold	36,783	266,224	31,078	208,696
Issued in reinvestment of distributions	114,656	793,716	45,433	293,029
Redeemed	(709,277)	(5,120,578)	(710,002)	(4,836,171)
	(557,838)	(4,060,638)	(633,491)	(4,334,446)
C Class/Shares Authorized	75,000,000		75,000,000
Sold	3,449,422	25,128,233	2,539,718	17,352,750
Issued in reinvestment of distributions	574,923	3,986,922	184,896	1,195,439
Redeemed	(2,486,442)	(18,052,093)	(2,574,673)	(17,556,104)
	1,537,903	11,063,062	149,941	992,085
R Class/Shares Authorized	50,000,000		50,000,000
Sold	2,548,842	18,341,050	3,366,466	22,911,548
Issued in reinvestment of distributions	347,085	2,409,598	118,348	770,201
Redeemed	(3,831,012)	(27,385,029)	(2,771,804)	(19,026,665)
	(935,085)	(6,634,381)	713,010	4,655,084
R6 Class/Shares Authorized	50,000,000		N/A
Sold	17,290	129,245
Issued in reinvestment of distributions	12	91
Redeemed	(962)	(7,377)
	16,340	121,959
Net increase (decrease)	(2,328,758)	$ (18,524,886)	(3,198,787)	$ (24,835,758)

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$913,672,373	$245,601,617	—
U.S. Treasury Securities	—	205,880,962	—
Corporate Bonds	—	129,278,553	—
U.S. Government Agency Mortgage-Backed Securities	—	86,823,111	—
Sovereign Governments and Agencies	—	50,743,983	—
Municipal Securities	—	46,359,208	—
Commercial Paper	—	45,692,405	—
Commercial Mortgage-Backed Securities	—	14,449,030	—
Collateralized Mortgage Obligations	—	12,814,530	—
U.S. Government Agency Securities	—	4,714,640	—
Exchange-Traded Funds	4,708,555	—	—
Asset-Backed Securities	—	409,256	—
Convertible Preferred Stocks	—	113,226	—
Preferred Stocks	—	74,380	—
Temporary Cash Investments	33,661,738	—	—
Total Value of Investment Securities	$952,042,666	$842,954,901	—
Other Financial Instruments
Futures Contracts	$553	—	—
Forward Foreign Currency Exchange Contracts	—	$110,825
Total Unrealized Gain (Loss) on Other Financial Instruments	$553	$110,825	—

Liabilities
Other Financial Instruments
Futures Contracts	$(4,937)	—	—
Forward Foreign Currency Exchange Contracts	—	$(162,188)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(4,937)	$(162,188)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

Value of Derivative Instruments as of November 30, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$110,825	Unrealized loss on forward foreign currency exchange contracts	$162,188
Interest Rate Risk	Receivable for variation margin on futures contracts*	1,094	Payable for variation margin on futures contracts*	—
		$111,919		$162,188
* Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$ 83,760	Change in net unrealized appreciation (depreciation) on futures contracts	$ (2,772)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(398,828)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(21,973)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	258,405	Change in net unrealized appreciation (depreciation) on futures contracts	(4,384)
		$ (56,663)		$(29,129)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 17, 2013, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2013 of $0.6014 for the Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class.

On December 23, 2013, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2013:

Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
$0.0314	$0.0358	$0.0259	$0.0095	$0.0095	$0.0205	$0.0391

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$20,316,763	$20,940,914
Long-term capital gains	$65,149,988	$13,322,505

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,501,164,813
Gross tax appreciation of investments	$310,383,579
Gross tax depreciation of investments	(16,550,825)
Net tax appreciation (depreciation) of investments	$293,832,754
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$22,321
Net tax appreciation (depreciation)	$293,855,075
Other book-to-tax adjustments	$(601,503)
Undistributed ordinary income	$34,418,709
Accumulated long-term gains	$106,109,080

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$7.08	0.08	0.97	1.05	(0.10)	(0.28)	(0.38)	$7.75	15.44%	1.06%	1.13%	74%	$681,335
2012	$6.48	0.10	0.66	0.76	(0.10)	(0.06)	(0.16)	$7.08	11.81%	1.07%	1.48%	78%	$627,729
2011	$6.30	0.10	0.18	0.28	(0.10)	—	(0.10)	$6.48	4.42%	1.07%	1.51%	86%	$586,861
2010	$5.83	0.09	0.47	0.56	(0.09)	—	(0.09)	$6.30	9.65%	1.07%	1.44%	87%	$614,299
2009	$4.84	0.09	1.00	1.09	(0.10)	—	(0.10)	$5.83	22.86%	1.08%	1.83%	135%	$561,341
Institutional Class
2013	$7.08	0.09	0.97	1.06	(0.11)	(0.28)	(0.39)	$7.75	15.66%	0.86%	1.33%	74%	$255,268
2012	$6.48	0.12	0.65	0.77	(0.11)	(0.06)	(0.17)	$7.08	12.03%	0.87%	1.68%	78%	$240,396
2011	$6.30	0.11	0.18	0.29	(0.11)	—	(0.11)	$6.48	4.63%	0.87%	1.71%	86%	$235,783
2010	$5.83	0.10	0.47	0.57	(0.10)	—	(0.10)	$6.30	9.87%	0.87%	1.64%	87%	$225,389
2009	$4.84	0.11	0.99	1.10	(0.11)	—	(0.11)	$5.83	23.11%	0.88%	2.03%	135%	$367,093
A Class
2013	$7.07	0.06	0.97	1.03	(0.08)	(0.28)	(0.36)	$7.74	15.19%	1.31%	0.88%	74%	$675,093
2012	$6.47	0.08	0.66	0.74	(0.08)	(0.06)	(0.14)	$7.07	11.57%	1.32%	1.23%	78%	$620,975
2011	$6.29	0.08	0.18	0.26	(0.08)	—	(0.08)	$6.47	4.17%	1.32%	1.26%	86%	$562,309
2010	$5.82	0.07	0.47	0.54	(0.07)	—	(0.07)	$6.29	9.39%	1.32%	1.19%	87%	$573,518
2009	$4.83	0.08	1.00	1.08	(0.09)	—	(0.09)	$5.82	22.60%	1.33%	1.58%	135%	$558,588

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013	$7.06	0.01	0.96	0.97	(0.03)	(0.28)	(0.31)	$7.72	14.26%	2.06%	0.13%	74%	$16,478
2012	$6.47	0.03	0.66	0.69	(0.04)	(0.06)	(0.10)	$7.06	10.75%	2.07%	0.48%	78%	$19,002
2011	$6.29	0.03	0.18	0.21	(0.03)	—	(0.03)	$6.47	3.39%	2.07%	0.51%	86%	$21,518
2010	$5.82	0.03	0.47	0.50	(0.03)	—	(0.03)	$6.29	8.56%	2.07%	0.44%	87%	$25,713
2009	$4.83	0.04	1.00	1.04	(0.05)	—	(0.05)	$5.82	21.69%	2.08%	0.83%	135%	$29,134
C Class
2013	$7.07	0.01	0.97	0.98	(0.03)	(0.28)	(0.31)	$7.74	14.39%	2.06%	0.13%	74%	$121,782
2012	$6.48	0.03	0.66	0.69	(0.04)	(0.06)	(0.10)	$7.07	10.73%	2.07%	0.48%	78%	$100,437
2011	$6.30	0.03	0.18	0.21	(0.03)	—	(0.03)	$6.48	3.38%	2.07%	0.51%	86%	$91,094
2010	$5.83	0.03	0.47	0.50	(0.03)	—	(0.03)	$6.30	8.54%	2.07%	0.44%	87%	$89,474
2009	$4.84	0.04	1.00	1.04	(0.05)	—	(0.05)	$5.83	21.64%	2.08%	0.83%	135%	$81,248
R Class
2013	$7.06	0.05	0.95	1.00	(0.06)	(0.28)	(0.34)	$7.72	14.78%	1.56%	0.63%	74%	$46,052
2012	$6.46	0.07	0.66	0.73	(0.07)	(0.06)	(0.13)	$7.06	11.36%	1.57%	0.98%	78%	$48,677
2011	$6.28	0.07	0.18	0.25	(0.07)	—	(0.07)	$6.46	3.91%	1.57%	1.01%	86%	$39,971
2010	$5.82	0.06	0.46	0.52	(0.06)	—	(0.06)	$6.28	8.94%	1.57%	0.94%	87%	$33,741
2009	$4.83	0.07	0.99	1.06	(0.07)	—	(0.07)	$5.82	22.30%	1.58%	1.33%	135%	$21,186
R6 Class
2013(3)	$7.41	0.03	0.34	0.37	(0.03)	—	(0.03)	$7.75	4.97%	0.71%(4)	1.17%(4)	74%(5)	$127

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	July 26, 2013 (commencement of sale) through November 30, 2013.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Moderate Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Moderate Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L.Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A.Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For corporate taxpayers, the fund hereby designates $14,484,178, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $2,499,596 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $73,576,049, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2013.

The fund utilized earnings and profits of $12,303,377 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80792 1401

ANNUAL REPORT	NOVEMBER 30, 2013

Strategic Allocation: Conservative Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	46
Statement of Operations	47
Statement of Changes in Net Assets	48
Notes to Financial Statements	49
Financial Highlights	58
Report of Independent Registered Public Accounting Firm	61
Management	62
Approval of Management Agreement	65
Additional Information	70

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

          Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Disciplined Equity

Developed Market Stocks Rallied to Post Double-Digit Gains

Global stock market performance remained robust during the 12-month period ended November 30, 2013, with most major developed market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving economic data in the U.S., Europe, and Japan, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank and the Bank of Japan, favorable corporate earnings reports, and housing market gains in the U.S. and U.K., generally helped keep stocks in favor.

Overall, developed market stocks outperformed their emerging market counterparts. We believe this primarily was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

Fed Policy Drove Bond Market Sentiment

The investment-grade U.S. bond market generally struggled during the 12 months. Uncertainty surrounding future Fed policy dominated the market backdrop for much of the period.

Beginning in spring 2013, modest economic gains led to fears the Fed would end QE3 sooner than expected. The Fed helped fuel those fears, indicating it may start tapering its monthly bond purchases later in the year. In response, yields increased and bond prices declined as investors expected the Fed to begin tapering in September. But Fed policymakers instead announced they would continue the current pace of bond buying until economic gains appear sustainable. This news sparked a short-term turnaround among bonds, but speculation around taper timing quickly resurfaced and bonds—particularly longer-maturity, interest-rate-sensitive securities—continued to struggle.

In this environment, most investment-grade bond market sectors posted negative returns. Shorter-maturity securities generally fared best and showed fractional gains. A preference for riskier, higher-yielding securities prevailed throughout the period, which put further pressure on lower-yielding, higher-quality securities—but bolstered high-yield corporate bonds.

Market Returns
For the 12 months ended November 30, 2013
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	30.96%	Barclays U.S. Aggregate Bond Index	-1.61%
Russell Midcap Index	33.81%	Barclays U.S. Corporate High-Yield Bond Index	8.55%
Russell 2000 Index (small-cap)	40.99%	U.S. Money Market
Foreign Stocks		Barclays U.S. 1–3 Month Treasury Bill Index	0.05%
MSCI EAFE Index	24.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSCX	9.74%	9.77%	5.83%	6.22%	2/15/96
S&P 500 Index	—	30.30%	17.59%	7.68%	7.99%(1)	—
Barclays U.S. Aggregate Bond Index	—	-1.61%	5.33%	4.71%	5.75%(1)	—
Barclays U.S. 1–3 Month Treasury Bill Index	—	0.05%	0.09%	1.59%	2.72%(1)	—
Institutional Class	ACCIX	9.95%	9.98%	6.04%	5.41%	8/1/00
A Class(2) No sales charge* With sales charge*	ACCAX	9.49% 3.24%	9.46% 8.19%	5.55% 4.92%	5.98% 5.62%	10/2/96
B Class No sales charge* With sales charge*	ACVBX	8.83% 4.83%	8.70% 8.55%	— —	4.76% 4.76%	9/30/04
C Class	AACCX	8.65%	8.70%	—	4.76%	9/30/04
R Class	AACRX	9.24%	9.24%	—	5.10%	3/31/05
R6 Class	AACDX	—	—	—	3.32%(3)	7/26/13

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.00%	0.80%	1.25%	2.00%	2.00%	1.50%	0.65%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, and Radu Gabudean

In March 2013, portfolio manager Radu Gabudean joined the Strategic Allocation: Conservative management team, and in April 2013, portfolio manager Enrique Chang left the Strategic Allocation: Conservative management team. Portfolio manager David MacEwen joined the Strategic Allocation: Conservative team as of December 2013.

Performance Summary

Strategic Allocation: Conservative returned 9.74%* for the fiscal year ended November 30, 2013. The fund’s return for the 12-month period reflected strong advances in developed equity markets, tempered by declines in most bond market segments.

Strategic Allocation: Conservative’s neutral asset mix throughout the period was 45% stocks, 47% bonds, and 8% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. During the first half of the period, we maintained a neutral allocation to stocks, bonds, and cash-equivalent investments within the portfolio. We moved to a slight overweight allocation to stocks, with a subsequent underweight to bonds, during the second half of the period. This reflected our belief that equities were attractive due to their greater earnings yield, relative to the historically low yields of bonds and cash.

Equity Component Rallied Sharply

The stock portion of Strategic Allocation: Conservative posted robust gains for the reporting period. Every U.S. equity segment advanced strongly, with small-cap stocks posting larger gains than their mid- and large-cap counterparts. The top-performing segment of the equity component was the fund’s strategic weighting in small-cap growth equities, which gained over 40% for the 12-month period. The fund’s small-cap value and large-cap core segments were also top performers. Non-U.S. equity holdings advanced less than their U.S. peers, but nevertheless posted double-digit returns. The real estate segment posted the smallest gains among the fund’s equity holdings.

Stock selection was most successful in the fund’s large-cap core segment, which contributed positively to performance. In contrast, stock selection among most other equity segments, particularly in large-cap growth and mid-cap value holdings, detracted from performance.

The stock component maintained a tactical overweight position in large-cap growth stocks, and a corresponding underweight position in large-cap value shares, during the 12-month period. We believe that the ongoing low inflation environment, combined with attractive valuations of growth stocks relative to value stocks, continue to make growth compelling. Likewise, we initiated an overweight to small-cap growth equities during the second half of the period.

* All fund returns referenced in this commentary are for Investor Class shares.

6

Fixed-Income Component Declined

Strategic Allocation: Conservative’s fixed-income holdings declined for the 12-month period. Among the fund’s high-quality bonds, yield curve positioning, particularly an overweight to long-term bonds, weighed on results. Security selection in the high-quality bond segment was also a detractor, as certain mortgage-backed securities (MBS) and adjustable-rate mortgages held in the fund underperformed the MBS positions in the benchmark. On the positive side, an underweight position in Treasuries, and corresponding overweight in spread sectors, was beneficial, as was security selection in the credit sector.

We maintained an underweight in high-quality bonds for the duration of the period, based on reduced prospects for outperformance by the segment, and were neutrally positioned in inflation-adjusted bonds. The fund’s strategic exposure to Treasury inflation-protected securities (TIPS) detracted from performance for the reporting period as the segment posted the biggest decline among fixed-income holdings. Security selection in international bonds was a relative contributor.

Outlook

Looking ahead to 2014, global economies continue to show modest yet consistent signs of recovery. The U.S. appears to be on track for slow and steady growth, with consumers benefiting from continued strength in housing and a gradual improvement in employment. Corporate earnings revisions are trending upwards in Europe and Japan, and the country’s exporters continue to benefit from a weakening yen. While monetary policy remains largely stimulative, we expect that the U.S. Federal Reserve will begin scaling back its monthly bond-buying program in the first half of 2014 if economic trends continue apace.

As equity markets repeatedly break records, questions arise about whether stocks have become overvalued. We believe that, on balance, stocks in aggregate are fairly valued and a number of sectors, such as technology and industrials, represent attractive opportunities. We expect interest rates to normalize and climb higher, and as a result, are positioning our fixed-income portfolios to be slightly shorter duration.

By combining asset classes that behave differently for a given set of economic and market conditions, investors can reduce overall portfolio volatility and improve risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class—such as large-cap growth stocks—we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of the investing flavor of the month. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

7

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Common Stocks	% of net assets
Apple, Inc.	0.7%
Exxon Mobil Corp.	0.6%
Johnson & Johnson	0.5%
Google, Inc., Class A	0.5%
Pfizer, Inc.	0.5%
Chevron Corp.	0.5%
Citigroup, Inc.	0.4%
JPMorgan Chase & Co.	0.4%
Microsoft Corp.	0.4%
General Electric Co.	0.4%

Geographic Composition of Common Stocks	% of net assets
United States	38.6%
United Kingdom	1.2%
Japan	1.2%
France	1.1%
Other Countries	3.1%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.3 years
Average Duration (effective)	4.7 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	38.6%
Foreign Common Stocks	6.6%
U.S. Treasury Securities	18.9%
Corporate Bonds	8.0%
U.S. Government Agency Mortgage-Backed Securities	7.9%
Sovereign Governments and Agencies	6.9%
Commercial Paper	4.1%
Municipal Securities	3.7%
Commercial Mortgage-Backed Securities	1.3%
Exchange-Traded Funds	0.4%
U.S. Government Agency Securities	0.4%
Collateralized Mortgage Obligations	0.2%
Asset-Backed Securities	—*
Convertible Preferred Stocks	—*
Temporary Cash Investments	3.0%
Other Assets and Liabilities	—*

*  Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,043.20	$5.12	1.00%
Institutional Class	$1,000	$1,044.30	$4.10	0.80%
A Class	$1,000	$1,042.00	$6.40	1.25%
B Class	$1,000	$1,038.20	$10.22	2.00%
C Class	$1,000	$1,038.20	$10.22	2.00%
R Class	$1,000	$1,040.70	$7.67	1.50%
R6 Class	$1,000	$1,033.20(2)	$2.32(3)	0.65%
Hypothetical
Investor Class	$1,000	$1,020.06	$5.06	1.00%
Institutional Class	$1,000	$1,021.06	$4.05	0.80%
A Class	$1,000	$1,018.80	$6.33	1.25%
B Class	$1,000	$1,015.04	$10.10	2.00%
C Class	$1,000	$1,015.04	$10.10	2.00%
R Class	$1,000	$1,017.55	$7.59	1.50%
R6 Class	$1,000	$1,021.81(4)	$3.29(4)	0.65%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through November 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 128, the number of days in the period from July 26, 2013 (commencement of sale) through November 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

NOVEMBER 30, 2013

	Shares/ Principal Amount	Value
Common Stocks — 45.2%
AEROSPACE AND DEFENSE — 1.5%
AAR Corp.	427	$ 13,331
Aerovironment, Inc.(1)	552	16,654
Alliant Techsystems, Inc.	2,411	292,285
American Science & Engineering, Inc.	664	47,582
B/E Aerospace, Inc.(1)	1,550	134,850
Boeing Co. (The)	10,068	1,351,629
Esterline Technologies Corp.(1)	347	30,543
European Aeronautic Defence and Space Co. NV	5,829	413,923
General Dynamics Corp.	14,514	1,330,353
Honeywell International, Inc.	17,485	1,547,597
KEYW Holding Corp. (The)(1)	1,613	19,985
Northrop Grumman Corp.	4,708	530,497
Precision Castparts Corp.	1,623	419,464
Raytheon Co.	12,461	1,105,041
Rockwell Collins, Inc.	860	62,548
Rolls-Royce Holdings plc	8,697	175,752
Textron, Inc.	24,685	820,283
Triumph Group, Inc.	740	54,716
United Technologies Corp.	4,201	465,723
Zodiac Aerospace	750	127,235
		8,959,991
AIR FREIGHT AND LOGISTICS — 0.1%
United Parcel Service, Inc., Class B	5,520	565,138
AIRLINES — 0.2%
Alaska Air Group, Inc.	1,428	111,013
Delta Air Lines, Inc.	3,357	97,286
International Consolidated Airlines Group SA(1)	53,410	320,127
JetBlue Airways Corp.(1)	1,366	12,144
Southwest Airlines Co.	41,669	774,626
Spirit Airlines, Inc.(1)	2,017	92,520
		1,407,716
AUTO COMPONENTS — 0.4%
American Axle & Manufacturing Holdings, Inc.(1)	8,244	164,880
Autoliv, Inc.	3,292	305,695
BorgWarner, Inc.	2,656	284,644
Bridgestone Corp.	8,500	311,143
Continental AG	2,560	534,650
Dana Holding Corp.	936	18,982
Goodyear Tire & Rubber Co. (The)	4,540	101,060
Superior Industries International, Inc.	697	13,759
Tower International, Inc.(1)	958	20,587
Valeo SA	3,740	397,711
		2,153,111
AUTOMOBILES — 0.5%
Daimler AG	6,311	523,099
Ford Motor Co.	43,980	751,178
Fuji Heavy Industries Ltd.	11,300	318,997
Harley-Davidson, Inc.	9,478	635,216
Tesla Motors, Inc.(1)	1,775	225,922
Toyota Motor Corp.	9,600	597,862
Winnebago Industries, Inc.(1)	2,005	62,075
		3,114,349
BEVERAGES — 0.6%
Anheuser-Busch InBev NV	2,678	273,461
Beam, Inc.	1,700	114,801
Boston Beer Co., Inc., Class A(1)	107	26,194
Brown-Forman Corp., Class B	4,206	315,534
Coca-Cola Co. (The)	19,346	777,516
Coca-Cola HBC AG	4,557	128,030
Constellation Brands, Inc., Class A(1)	6,320	444,991
Dr Pepper Snapple Group, Inc.	5,290	255,295
PepsiCo, Inc.	19,684	1,662,511
		3,998,333
BIOTECHNOLOGY — 0.9%
ACADIA Pharmaceuticals, Inc.(1)	1,230	28,647
Acorda Therapeutics, Inc.(1)	732	25,481
Aegerion Pharmaceuticals, Inc.(1)	2,134	151,365
Alexion Pharmaceuticals, Inc.(1)	2,264	281,868
Alnylam Pharmaceuticals, Inc.(1)	883	54,040
Amgen, Inc.	12,299	1,403,070

11

Shares/ Principal Amount	Value

Arena Pharmaceuticals, Inc.(1)	3,116	$ 20,316
Biogen Idec, Inc.(1)	1,924	559,826
BioMarin Pharmaceutical, Inc.(1)	2,150	151,317
Celldex Therapeutics, Inc.(1)	1,320	36,643
Cepheid, Inc.(1)	1,007	45,738
CSL Ltd.	6,245	390,697
Exact Sciences Corp.(1)	1,350	16,578
Exelixis, Inc.(1)	3,732	21,758
Gilead Sciences, Inc.(1)	10,069	753,262
Grifols SA	2,940	134,447
ImmunoGen, Inc.(1)	1,225	17,799
Incyte Corp. Ltd.(1)	2,500	116,500
InterMune, Inc.(1)	1,640	22,681
Ironwood Pharmaceuticals, Inc.(1)	1,895	21,641
Isis Pharmaceuticals, Inc.(1)	1,441	55,853
Keryx Biopharmaceuticals, Inc.(1)	1,634	22,696
MannKind Corp.(1)	2,980	14,870
Myriad Genetics, Inc.(1)	7,748	230,503
NPS Pharmaceuticals, Inc.(1)	1,250	33,013
Opko Health, Inc.(1)	2,754	29,027
PDL BioPharma, Inc.	2,583	25,236
Pharmacyclics, Inc.(1)	560	69,731
Puma Biotechnology, Inc.(1)	370	18,422
Regeneron Pharmaceuticals, Inc.(1)	1,413	415,224
Synageva BioPharma Corp.(1)	380	22,956
United Therapeutics Corp.(1)	2,246	207,328
		5,398,533
BUILDING PRODUCTS — 0.3%
Allegion plc(1)	1,697	73,362
American Woodmark Corp.(1)	2,123	76,608
AO Smith Corp.	214	11,588
Apogee Enterprises, Inc.	2,163	77,479
Daikin Industries Ltd.	7,700	488,555
Fortune Brands Home & Security, Inc.	10,846	472,885
Lennox International, Inc.	4,328	356,627
Norcraft Cos., Inc.(1)	3,708	$ 65,632
Quanex Building Products Corp.	590	10,526
		1,633,262
CAPITAL MARKETS — 1.2%
Aberdeen Asset Management plc	18,510	149,107
Affiliated Managers Group, Inc.(1)	1,755	351,439
Ameriprise Financial, Inc.	5,500	595,375
Bank of New York Mellon Corp. (The)	11,780	396,986
BlackRock, Inc.	1,780	538,895
Blackstone Group LP	4,100	117,178
Charles Schwab Corp. (The)	4,365	106,855
Evercore Partners, Inc., Class A	144	7,898
Federated Investors, Inc., Class B	634	17,302
Fifth Street Finance Corp.	631	6,032
Financial Engines, Inc.	481	32,588
Franklin Resources, Inc.	17,779	984,779
Goldman Sachs Group, Inc. (The)	6,576	1,110,949
HFF, Inc., Class A	1,730	44,323
KKR & Co. LP	5,278	125,247
Lazard Ltd. Class A	4,280	178,604
LPL Financial Holdings, Inc.	6,760	289,801
Manning & Napier, Inc.	843	15,402
Morgan Stanley	14,333	448,623
Northern Trust Corp.	20,359	1,200,977
PennantPark Investment Corp.	1,058	12,876
Solar Capital Ltd.	743	17,200
State Street Corp.	5,309	385,487
Stifel Financial Corp.(1)	353	15,804
Triangle Capital Corp.	1,751	52,110
UBS AG	11,901	226,886
Walter Investment Management Corp.(1)	398	15,176
		7,443,899
CHEMICALS — 1.1%
Air Liquide SA	2,010	280,220
Akzo Nobel NV	5,749	433,005
Cabot Corp.	1,460	71,248
Chemtura Corp.(1)	3,500	92,400
Dow Chemical Co. (The)	14,513	566,878

12

Shares/ Principal Amount	Value

E.I. du Pont de Nemours & Co.	2,010	$ 123,374
Flotek Industries, Inc.(1)	2,285	47,848
FMC Corp.	4,526	329,764
Hawkins, Inc.	402	15,179
Innophos Holdings, Inc.	776	37,232
Johnson Matthey plc	6,890	357,389
Koninklijke DSM NV	5,071	398,063
Kraton Performance Polymers, Inc.(1)	420	9,782
Kronos Worldwide, Inc.	1,059	17,643
LyondellBasell Industries NV, Class A	16,338	1,260,967
Minerals Technologies, Inc.	189	11,227
Monsanto Co.	5,381	609,829
NewMarket Corp.	319	103,340
Olin Corp.	2,798	69,474
PolyOne Corp.	1,040	33,758
PPG Industries, Inc.	3,065	564,144
Sensient Technologies Corp.	195	9,582
Sherwin-Williams Co. (The)	1,820	333,115
Shin-Etsu Chemical Co. Ltd.	3,300	190,697
Sigma-Aldrich Corp.	1,836	158,337
Sika AG	70	229,910
Symrise AG	3,300	146,180
Syngenta AG	301	118,222
Tronox Ltd. Class A	2,162	45,942
Westlake Chemical Corp.	1,252	140,950
		6,805,699
COMMERCIAL BANKS — 2.1%
American National Bankshares, Inc.	686	17,809
Banco Popular Espanol SA(1)	50,700	294,648
Bank of Ireland(1)	612,961	238,207
Bank of Nova Scotia	2,944	180,677
Bank of the Ozarks, Inc.	533	29,928
BankUnited, Inc.	2,141	69,112
BNP Paribas	9,597	720,483
BOC Hong Kong Holdings Ltd.	44,000	148,699
Boston Private Financial Holdings, Inc.	901	10,717
Cathay General Bancorp.	3,001	82,918
Central Pacific Financial Corp.	1,500	29,820
Comerica, Inc.	5,270	238,995
Commerce Bancshares, Inc.	10,922	492,805
Commonwealth Bank of Australia	6,135	434,577
Cullen/Frost Bankers, Inc.	4,343	311,914
CVB Financial Corp.	942	15,204
DBS Group Holdings Ltd.	11,000	150,600
DNB ASA	17,331	306,631
East West Bancorp., Inc.	5,010	171,743
Erste Group Bank AG	7,024	247,291
F.N.B. Corp.	885	11,248
First Horizon National Corp.	2,140	23,989
First Interstate Bancsystem, Inc.	912	25,536
First NBC Bank Holding Co.(1)	538	15,537
First Niagara Financial Group, Inc.	2,449	27,282
FirstMerit Corp.	1,047	24,039
Flushing Financial Corp.	608	13,139
Fulton Financial Corp.	1,332	17,409
Heritage Financial Corp.	826	14,207
Home Bancshares, Inc.	2,386	86,278
HSBC Holdings plc (Hong Kong)	39,638	442,777
KBC Groep NV	7,340	418,891
KeyCorp	22,766	290,267
Lakeland Financial Corp.	483	18,523
Lloyds Banking Group plc(1)	428,605	542,827
MB Financial, Inc.	541	17,642
National Bankshares, Inc.	483	18,344
OFG Bancorp	1,758	30,238
Pacific Continental Corp.	873	12,606
Park Sterling Corp.	2,501	17,732
Pinnacle Financial Partners, Inc.	1,719	55,953
PNC Financial Services Group, Inc. (The)	18,871	1,452,123
Popular, Inc.(1)	588	16,805
PrivateBancorp, Inc.	1,091	30,253
Prosperity Bancshares, Inc.	247	15,840
Renasant Corp.	950	29,260
Signature Bank(1)	729	77,456
Standard Chartered plc	5,193	123,083
Sumitomo Mitsui Financial Group, Inc.	6,700	331,583

13

Shares/ Principal Amount	Value

SunTrust Banks, Inc.	16,172	$ 585,912
Susquehanna Bancshares, Inc.	1,655	20,836
SVB Financial Group(1)	2,950	298,658
TCF Financial Corp.	610	9,559
Texas Capital Bancshares, Inc.(1)	861	48,362
U.S. Bancorp	26,250	1,029,525
UniCredit SpA	39,510	286,684
Valley National Bancorp	258	2,619
ViewPoint Financial Group, Inc.	1,316	33,400
Washington Banking Co.	791	14,191
Wells Fargo & Co.	48,761	2,146,459
Westamerica Bancorp.	5,635	312,066
		13,181,916
COMMERCIAL SERVICES AND SUPPLIES — 0.7%
ADT Corp. (The)	30,503	1,237,202
Deluxe Corp.	2,210	109,815
G&K Services, Inc., Class A	995	59,919
Mobile Mini, Inc.(1)	996	40,239
Multi-Color Corp.	1,452	55,045
Republic Services, Inc.	39,718	1,386,555
Stericycle, Inc.(1)	1,820	213,814
Tyco International Ltd.	25,606	976,613
US Ecology, Inc.	1,007	38,749
Waste Management, Inc.	4,509	205,971
		4,323,922
COMMUNICATIONS EQUIPMENT — 1.0%
Ciena Corp.(1)	7,569	168,107
Cisco Systems, Inc.	101,112	2,148,630
CommScope Holding Co., Inc.(1)	955	15,366
F5 Networks, Inc.(1)	4,731	389,172
Harris Corp.	2,668	172,113
Palo Alto Networks, Inc.(1)	2,510	125,374
Polycom, Inc.(1)	1,994	21,436
Procera Networks, Inc.(1)	4,290	65,508
QUALCOMM, Inc.	31,477	2,316,078
Riverbed Technology, Inc.(1)	2,023	34,998
Telefonaktiebolaget LM Ericsson B Shares	28,290	352,366
Ubiquiti Networks, Inc.	2,490	98,106
		5,907,254
COMPUTERS AND PERIPHERALS — 1.2%
Apple, Inc.	7,633	4,244,482
EMC Corp.	22,967	547,763
Hewlett-Packard Co.	17,600	481,360
NetApp, Inc.	26,688	1,100,880
SanDisk Corp.	4,561	310,832
Seagate Technology plc	7,354	360,640
Silicon Graphics International Corp.(1)	226	3,011
Western Digital Corp.	7,978	598,669
		7,647,637
CONSTRUCTION AND ENGINEERING — 0.1%
Chicago Bridge & Iron Co. NV New York Shares	1,869	143,315
EMCOR Group, Inc.	422	16,766
Granite Construction, Inc.	756	23,625
Great Lakes Dredge & Dock Corp.	1,742	15,521
MasTec, Inc.(1)	11,271	356,727
Northwest Pipe Co.(1)	321	12,513
Quanta Services, Inc.(1)	10,287	304,598
URS Corp.	271	14,084
		887,149
CONSTRUCTION MATERIALS — 0.1%
Caesarstone Sdot-Yam Ltd.	1,500	73,725
Eagle Materials, Inc.	422	32,916
Headwaters, Inc.(1)	6,496	62,751
James Hardie Industries SE	12,410	141,655
		311,047
CONSUMER FINANCE — 0.3%
American Express Co.	5,841	501,158
Capital One Financial Corp.	7,610	545,104
Cash America International, Inc.	8,284	311,561
Discover Financial Services	4,449	237,132
Portfolio Recovery Associates, Inc.(1)	1,772	103,485
		1,698,440
CONTAINERS AND PACKAGING — 0.2%
Avery Dennison Corp.	790	38,631
Bemis Co., Inc.	6,513	254,202
Berry Plastics Group, Inc.(1)	2,498	53,582
Graphic Packaging Holding Co.(1)	4,301	38,623
Owens-Illinois, Inc.(1)	1,806	59,598
Packaging Corp. of America	7,450	456,387
Rock Tenn Co., Class A	1,020	96,308

14

Shares/ Principal Amount	Value

Silgan Holdings, Inc.	905	$ 42,309
Sonoco Products Co.	7,793	312,188
		1,351,828
DISTRIBUTORS†
Pool Corp.	1,419	79,521
DIVERSIFIED CONSUMER SERVICES†
Grand Canyon Education, Inc.(1)	671	30,557
LifeLock, Inc.(1)	4,040	69,569
Sotheby’s	367	18,812
Steiner Leisure, Ltd.(1)	512	30,290
		149,228
DIVERSIFIED FINANCIAL SERVICES — 1.6%
Bank of America Corp.	64,720	1,023,870
Berkshire Hathaway, Inc., Class B(1)	11,126	1,296,513
Citigroup, Inc.	48,836	2,584,401
Compass Diversified Holdings	733	13,993
ING Groep NV CVA(1)	39,470	512,614
JPMorgan Chase & Co.	44,786	2,562,655
MarketAxess Holdings, Inc.	1,351	95,070
Moody’s Corp.	6,086	454,198
MSCI, Inc., Class A(1)	7,808	346,597
ORIX Corp.	35,500	646,274
PHH Corp.(1)	909	21,852
		9,558,037
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.6%
AT&T, Inc.	56,747	1,998,062
BT Group plc	70,390	429,273
CenturyLink, Inc.	23,537	722,586
Iliad SA	771	182,498
tw telecom, inc., Class A(1)	7,390	209,285
Verizon Communications, Inc.	8,320	412,838
		3,954,542
ELECTRIC UTILITIES — 0.7%
American Electric Power Co., Inc.	7,770	365,656
Edison International	9,601	443,662
El Paso Electric Co.	1,041	37,507
Empire District Electric Co. (The)	8,924	202,575
Great Plains Energy, Inc.	22,078	524,132
IDACORP, Inc.	2,358	121,862
Northeast Utilities	4,839	198,786
NV Energy, Inc.	3,750	88,688
Pinnacle West Capital Corp.	6,460	344,706
PNM Resources, Inc.	431	10,029
Portland General Electric Co.	8,057	240,179
PPL Corp.	12,530	384,796
UNS Energy Corp.	334	15,992
Westar Energy, Inc.	21,831	684,620
Xcel Energy, Inc.	30,857	864,613
		4,527,803
ELECTRICAL EQUIPMENT — 0.6%
ABB Ltd. ADR	4,119	105,240
Acuity Brands, Inc.	1,860	190,706
Brady Corp., Class A	6,274	196,564
Eaton Corp. plc	8,350	606,711
Emerson Electric Co.	9,396	629,438
EnerSys	1,160	82,766
GrafTech International Ltd.(1)	3,198	36,841
Nidec Corp.	3,900	376,504
Regal-Beloit Corp.	2,539	186,820
Rockwell Automation, Inc.	7,582	861,164
Schneider Electric SA	3,930	332,741
		3,605,495
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.3%
Belden, Inc.	779	54,546
CDW Corp.	1,379	30,752
Cognex Corp.	2,004	66,032
FARO Technologies, Inc.(1)	356	19,416
FEI Co.	1,120	101,976
FLIR Systems, Inc.	5,765	171,048
Ingram Micro, Inc. Class A(1)	1,055	24,729
Itron, Inc.(1)	387	16,389
Keyence Corp.	1,100	441,847
Littelfuse, Inc.	682	59,300
Murata Manufacturing Co. Ltd.	3,100	266,592
Omron Corp.	1,800	74,059
TE Connectivity Ltd.	11,364	599,110
Trimble Navigation Ltd.(1)	4,748	151,461
TTM Technologies, Inc.(1)	1,756	17,033
Vishay Intertechnology, Inc.(1)	4,352	56,271
		2,150,561

15

Shares/ Principal Amount	Value

ENERGY EQUIPMENT AND SERVICES — 0.8%
Baker Hughes, Inc.	11,305	$ 643,933
Bristow Group, Inc.	164	13,153
Cal Dive International, Inc.(1)	4,200	7,770
Cameron International Corp.(1)	4,520	250,363
Core Laboratories NV	711	129,501
Dril-Quip, Inc.(1)	1,987	215,709
Frank’s International NV	5,000	119,650
Geospace Technologies Corp.(1)	437	38,137
Gulfmark Offshore, Inc. Class A	336	16,585
Helmerich & Payne, Inc.	2,447	188,419
Hornbeck Offshore Services, Inc.(1)	1,356	68,654
Key Energy Services, Inc.(1)	852	6,680
Matrix Service Co.(1)	1,422	31,568
McDermott International, Inc.(1)	1,834	14,947
Nabors Industries Ltd.	25,627	424,127
National Oilwell Varco, Inc.	9,490	773,435
Natural Gas Services Group, Inc.(1)	1,010	29,957
Oceaneering International, Inc.	3,366	259,821
RPC, Inc.	6,600	116,622
Schlumberger Ltd.	15,775	1,394,825
Tetra Technologies, Inc.(1)	1,405	17,338
		4,761,194
FOOD AND STAPLES RETAILING — 1.0%
Carrefour SA	9,500	373,833
Casey’s General Stores, Inc.	540	40,187
Costco Wholesale Corp.	7,146	896,323
CVS Caremark Corp.	11,980	802,181
Distribuidora Internacional de Alimentacion SA	21,480	196,983
J Sainsbury plc	19,640	130,926
Kroger Co. (The)	18,086	755,090
Rite Aid Corp.(1)	4,926	29,162
Sysco Corp.	19,347	650,640
United Natural Foods, Inc.(1)	1,135	78,145
Village Super Market, Inc., Class A	475	18,397
Wal-Mart Stores, Inc.	6,161	499,103
Walgreen Co.	9,757	577,614
Weis Markets, Inc.	382	19,493
Wesfarmers Ltd.	4,066	158,850
Whole Foods Market, Inc.	13,199	747,063
		5,973,990
FOOD PRODUCTS — 0.8%
Annie’s, Inc.(1)	610	28,030
Archer-Daniels-Midland Co.	14,052	565,593
Associated British Foods plc	12,086	453,471
ConAgra Foods, Inc.	7,513	247,854
Danone SA	3,030	220,186
General Mills, Inc.	14,587	735,622
Hain Celestial Group, Inc. (The)(1)	2,714	224,421
Hershey Co. (The)	1,816	175,952
Hillshire Brands Co.	15,925	532,213
J&J Snack Foods Corp.	737	63,323
Kellogg Co.	3,311	200,779
Kraft Foods Group, Inc.	4,620	245,414
Mead Johnson Nutrition Co.	4,450	376,069
Mondelez International, Inc. Class A	15,011	503,319
Snyders-Lance, Inc.	1,855	53,443
TreeHouse Foods, Inc.(1)	1,118	78,428
Tyson Foods, Inc., Class A	15,374	487,202
		5,191,319
GAS UTILITIES — 0.1%
AGL Resources, Inc.	4,335	201,751
Laclede Group, Inc. (The)	7,177	330,931
Southwest Gas Corp.	4,398	233,358
WGL Holdings, Inc.	3,227	128,596
		894,636
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.5%
Abaxis, Inc.	415	14,932
Abbott Laboratories	39,667	1,514,883
Align Technology, Inc.(1)	1,320	72,125
Arthrocare Corp.(1)	451	17,012
Becton Dickinson and Co.	4,076	442,613
Boston Scientific Corp.(1)	21,527	249,283
CareFusion Corp.(1)	13,646	543,793
Cie Generale d’Optique Essilor International SA	1,894	198,705
Cooper Cos., Inc. (The)	1,813	238,845
Cyberonics, Inc.(1)	494	33,948
DENTSPLY International, Inc.	2,778	132,122

16

Shares/ Principal Amount	Value

DexCom, Inc.(1)	1,227	$ 40,601
Endologix, Inc.(1)	1,320	23,588
Globus Medical, Inc.(1)	1,040	20,030
GN Store Nord A/S	16,920	404,068
Haemonetics Corp.(1)	797	33,681
HeartWare International, Inc.(1)	279	26,896
Hill-Rom Holdings, Inc.	258	10,684
ICU Medical, Inc.(1)	241	15,830
IDEXX Laboratories, Inc.(1)	1,164	121,242
Insulet Corp.(1)	1,065	39,426
Integra LifeSciences Holdings Corp.(1)	209	9,708
Intuitive Surgical, Inc.(1)	391	147,368
Masimo Corp.(1)	929	26,597
Medtronic, Inc.	36,603	2,098,084
Meridian Bioscience, Inc.	880	21,630
Neogen Corp.(1)	609	30,980
Orthofix International NV(1)	776	16,785
St. Jude Medical, Inc.	9,552	558,028
STERIS Corp.	5,880	271,303
Stryker Corp.	8,986	668,738
Teleflex, Inc.	3,360	330,322
Thoratec Corp.(1)	1,010	39,764
Utah Medical Products, Inc.	345	18,357
Varian Medical Systems, Inc.(1)	1,890	147,515
Volcano Corp.(1)	1,077	24,523
West Pharmaceutical Services, Inc.	1,044	52,116
Zimmer Holdings, Inc.	4,515	412,716
		9,068,841
HEALTH CARE PROVIDERS AND SERVICES — 0.7%
Acadia Healthcare Co., Inc.(1)	615	28,413
Aetna, Inc.	6,870	473,549
Air Methods Corp.	985	55,120
AMN Healthcare Services, Inc.(1)	952	13,214
Cardinal Health, Inc.	2,852	184,239
Catamaran Corp.(1)	10,249	467,662
Centene Corp.(1)	822	49,098
Chemed Corp.	317	24,704
CIGNA Corp.	2,164	189,242
Emeritus Corp.(1)	781	17,580
Ensign Group, Inc. (The)	440	19,875
Express Scripts Holding Co.(1)	5,664	381,470
HealthSouth Corp.	1,454	52,039
Humana, Inc.	1,599	166,280
IPC The Hospitalist Co., Inc.(1)	368	23,140
LifePoint Hospitals, Inc.(1)	10,408	533,202
Molina Healthcare, Inc.(1)	580	19,488
MWI Veterinary Supply, Inc.(1)	340	61,938
National Healthcare Corp.	190	10,602
Patterson Cos., Inc.	6,455	267,818
PharMerica Corp.(1)	571	12,893
Quest Diagnostics, Inc.	9,746	593,921
Surgical Care Affiliates, Inc.(1)	65	1,979
Team Health Holdings, Inc.(1)	1,077	50,328
WellCare Health Plans, Inc.(1)	183	13,597
WellPoint, Inc.	5,100	473,688
		4,185,079
HEALTH CARE TECHNOLOGY — 0.1%
athenahealth, Inc.(1)	530	69,520
Cerner Corp.(1)	2,688	154,479
HMS Holdings Corp.(1)	1,391	31,868
MedAssets, Inc.(1)	1,180	25,417
Medidata Solutions, Inc.(1)	495	58,860
Quality Systems, Inc.	794	18,548
Veeva Systems, Inc. Class A(1)	3,538	143,254
		501,946
HOTELS, RESTAURANTS AND LEISURE — 1.1%
Accor SA	6,370	279,488
AFC Enterprises, Inc.(1)	1,123	48,952
Bally Technologies, Inc.(1)	5,915	441,082
Buffalo Wild Wings, Inc.(1)	370	55,589
Carnival Corp.	21,212	765,965
CEC Entertainment, Inc.	4,645	222,728
Cedar Fair LP	958	47,708
Chipotle Mexican Grill, Inc.(1)	951	498,191
ClubCorp Holdings, Inc.(1)	1,197	19,894
Cracker Barrel Old Country Store, Inc.	1,297	140,712
Del Frisco’s Restaurant Group, Inc.(1)	726	15,369
Domino’s Pizza, Inc.	440	30,417

17

Shares/ Principal Amount	Value

Extended Stay America, Inc.(1)	4,449	$ 112,026
International Game Technology	37,903	662,923
Las Vegas Sands Corp.	7,432	532,726
Marriott International, Inc. Class A	5,372	252,591
Noodles & Co.(1)	2,240	91,011
Orient-Express Hotels Ltd. Class A(1)	1,522	22,419
Oriental Land Co. Ltd.	1,300	191,488
Papa John’s International, Inc.	1,494	126,803
Red Robin Gourmet Burgers, Inc.(1)	84	6,696
Sands China Ltd.	33,200	251,166
Scientific Games Corp. Class A(1)	1,449	26,010
Six Flags Entertainment Corp.	2,088	77,695
Starbucks Corp.	5,101	415,527
Starwood Hotels & Resorts Worldwide, Inc.	1,000	74,480
Town Sports International Holdings, Inc.	830	11,413
Whitbread plc	9,843	574,505
Wyndham Worldwide Corp.	6,878	493,221
		6,488,795
HOUSEHOLD DURABLES — 0.3%
Cavco Industries, Inc.(1)	493	33,263
CSS Industries, Inc.	203	6,321
Helen of Troy Ltd.(1)	207	10,083
Libbey, Inc.(1)	756	17,388
M.D.C. Holdings, Inc.	2,437	73,646
Mohawk Industries, Inc.(1)	3,323	465,286
Newell Rubbermaid, Inc.	11,895	361,013
Panasonic Corp.	8,100	92,904
Ryland Group, Inc. (The)	580	22,922
Standard Pacific Corp.(1)	10,059	82,283
Toll Brothers, Inc.(1)	2,700	92,070
Whirlpool Corp.	3,029	462,710
		1,719,889
HOUSEHOLD PRODUCTS — 0.8%
Central Garden and Pet Co.(1)	1,729	13,521
Church & Dwight Co., Inc.	4,056	264,654
Colgate-Palmolive Co.	2,015	132,607
Energizer Holdings, Inc.	4,214	465,015
Kimberly-Clark Corp.	4,461	486,963
Procter & Gamble Co. (The)	26,106	2,198,647
Reckitt Benckiser Group plc	3,520	282,747
Spectrum Brands Holdings, Inc.	337	23,785
Svenska Cellulosa AB B Shares	17,008	496,548
Unicharm Corp.	5,400	341,569
		4,706,056
INDUSTRIAL CONGLOMERATES — 0.7%
3M Co.	368	49,132
Danaher Corp.	12,493	934,476
General Electric Co.	93,579	2,494,816
Koninklijke Philips Electronics NV	11,243	402,473
Siemens AG	1,110	146,604
Toshiba Corp.	49,000	211,411
		4,238,912
INSURANCE — 2.0%
ACE Ltd.	4,272	439,076
Aflac, Inc.	8,710	578,083
AIA Group Ltd.	59,800	303,144
Allied World Assurance Co. Holdings AG	490	55,199
Allstate Corp. (The)	17,752	963,401
American Equity Investment Life Holding Co.	462	10,954
American International Group, Inc.	26,351	1,310,962
AMERISAFE, Inc.	1,026	45,021
Amtrust Financial Services, Inc.	7,639	319,387
Arch Capital Group Ltd.(1)	969	57,006
Argo Group International Holdings Ltd.	429	20,287
Arthur J Gallagher & Co.	5,050	235,027
Aspen Insurance Holdings Ltd.	2,588	104,607
AXA SA	15,560	407,742
Baldwin & Lyons, Inc., Class B	875	24,430
Chubb Corp. (The)	6,938	669,170
CNO Financial Group, Inc.	1,472	24,906
Endurance Specialty Holdings Ltd.	429	24,410
First American Financial Corp.	5,486	145,160

18

Shares/ Principal Amount	Value

Hanover Insurance Group, Inc. (The)	272	$ 16,404
HCC Insurance Holdings, Inc.	8,279	380,668
Hiscox Ltd.	24,980	277,131
Infinity Property & Casualty Corp.	279	19,907
Loews Corp.	6,180	292,623
Marsh & McLennan Cos., Inc.	5,276	250,346
MetLife, Inc.	22,191	1,158,148
Old Republic International Corp.	2,639	45,391
Platinum Underwriters Holdings Ltd.	187	11,856
Primerica, Inc.	179	7,702
Principal Financial Group, Inc.	5,630	285,047
Protective Life Corp.	2,064	99,031
Prudential Financial, Inc.	6,410	568,952
Prudential plc	13,680	292,566
Reinsurance Group of America, Inc.	8,472	635,231
RenaissanceRe Holdings Ltd.	4,373	414,123
StanCorp Financial Group, Inc.	272	17,438
Symetra Financial Corp.	10,097	193,559
Torchmark Corp.	1,457	110,732
Travelers Cos., Inc. (The)	13,004	1,179,983
United Fire Group, Inc.	517	15,381
Unum Group	7,002	235,057
Validus Holdings Ltd.	286	11,454
		12,256,702
INTERNET AND CATALOG RETAIL — 0.3%
Amazon.com, Inc.(1)	580	228,300
Expedia, Inc.	5,285	336,602
Netflix, Inc.(1)	420	153,636
Orbitz Worldwide, Inc.(1)	1,498	10,366
priceline.com, Inc.(1)	236	281,390
Rakuten, Inc.	34,400	528,533
Shutterfly, Inc.(1)	371	17,522
TripAdvisor, Inc.(1)	2,950	260,544
		1,816,893
INTERNET SOFTWARE AND SERVICES — 0.8%
Bankrate, Inc.(1)	4,300	80,582
comScore, Inc.(1)	2,780	75,644
CoStar Group, Inc.(1)	1,686	314,001
Criteo SA ADR(1)	145	5,234
Dealertrack Technologies, Inc.(1)	1,169	48,864
Facebook, Inc., Class A(1)	11,255	529,098
Google, Inc., Class A(1)	2,827	2,995,461
LinkedIn Corp., Class A(1)	3,297	738,627
Shutterstock, Inc.(1)	540	39,949
Trulia, Inc.(1)	1,932	66,345
Web.com Group, Inc.(1)	3,710	105,920
Xoom Corp.(1)	1,510	41,729
Yelp, Inc.(1)	390	23,669
		5,065,123
IT SERVICES — 0.6%
Accenture plc, Class A	4,164	322,585
Alliance Data Systems Corp.(1)	2,776	672,514
Amadeus IT Holding SA A Shares	4,430	165,927
Amdocs Ltd.	1,351	54,662
DST Systems, Inc.	161	14,216
EVERTEC, Inc.	1,403	30,964
FleetCor Technologies, Inc.(1)	748	91,092
iGATE Corp.(1)	1,760	58,925
International Business Machines Corp.	4,622	830,481
MasterCard, Inc., Class A	921	700,706
MAXIMUS, Inc.	1,364	62,062
MoneyGram International, Inc.(1)	1,046	22,060
ServiceSource International, Inc.(1)	7,730	75,058
SYKES Enterprises, Inc.(1)	1,010	22,361
VeriFone Systems, Inc.(1)	1,431	36,648
Visa, Inc., Class A	2,089	425,028
		3,585,289
LEISURE EQUIPMENT AND PRODUCTS — 0.1%
Brunswick Corp.	2,751	125,720
Callaway Golf Co.	479	3,880
Hasbro, Inc.	8,778	472,432
Mattel, Inc.	3,351	155,051
		757,083
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Agilent Technologies, Inc.	5,936	317,992
Bio-Rad Laboratories, Inc. Class A(1)	1,600	196,192
Covance, Inc.(1)	2,890	243,858
Luminex Corp.(1)	757	14,814

19

Shares/ Principal Amount	Value

PAREXEL International Corp.(1)	1,320	$ 54,410
Waters Corp.(1)	2,267	225,635
		1,052,901
MACHINERY — 0.8%
Albany International Corp., Class A	345	12,682
Altra Holdings, Inc.	1,034	31,413
Barnes Group, Inc.	318	11,607
Briggs & Stratton Corp.	1,270	25,679
Caterpillar, Inc.	2,180	184,428
Chart Industries, Inc.(1)	453	44,077
Crane Co.	2,424	151,039
Dover Corp.	4,911	445,624
Dynamic Materials Corp.	1,102	24,696
FANUC Corp.	1,400	235,600
Flowserve Corp.	4,130	294,799
FreightCar America, Inc.	376	8,753
Global Brass & Copper Holdings, Inc.	2,026	33,429
Graham Corp.	940	35,137
Hardinge, Inc.	857	13,275
Ingersoll-Rand plc(1)	5,090	290,893
ITT Corp.	1,585	64,700
Kadant, Inc.	370	15,325
Kennametal, Inc.	516	24,500
Kubota Corp.	26,000	444,395
Lincoln Electric Holdings, Inc.	1,466	104,790
Middleby Corp.(1)	2,213	488,719
Mueller Water Products, Inc. Class A	8,027	69,112
PACCAR, Inc.	8,560	490,574
Parker-Hannifin Corp.	2,306	271,739
Pentair Ltd.	3,130	221,354
RBC Bearings, Inc.(1)	820	56,080
Rexnord Corp.(1)	831	20,202
SKF AB B Shares	8,174	222,938
Snap-On, Inc.	1,886	200,199
Stanley Black & Decker, Inc.	2,950	240,100
WABCO Holdings, Inc.(1)	3,878	343,591
Woodward, Inc.	1,230	52,767
		5,174,216
MEDIA — 1.1%
AMC Networks, Inc.(1)	3,230	207,334
CBS Corp., Class B	9,223	540,099
Comcast Corp., Class A	28,804	1,436,455
Cumulus Media, Inc. Class A(1)	3,831	26,740
Discovery Communications, Inc. Class A(1)	4,689	409,209
Discovery Communications, Inc. Class C(1)	2,505	202,329
E.W. Scripps Co. (The), Class A(1)	447	9,061
Entercom Communications Corp., Class A(1)	3,573	37,409
Entravision Communications Corp., Class A	13,967	92,322
ITV plc	80,700	250,894
John Wiley & Sons, Inc., Class A	315	16,052
Journal Communications, Inc., Class A(1)	2,221	21,455
LIN Media LLC(1)	842	22,010
Lions Gate Entertainment Corp.(1)	5,244	165,920
Media General, Inc. Class A(1)	1,245	22,535
Nexstar Broadcasting Group, Inc. Class A	1,420	70,531
Publicis Groupe SA	3,236	286,074
Schibsted ASA	2,580	166,670
Scripps Networks Interactive, Inc. Class A	3,269	243,835
Sinclair Broadcast Group, Inc., Class A	4,352	142,833
Sirius XM Holdings, Inc.	54,806	206,619
Sky Deutschland AG(1)	37,792	387,706
Time Warner Cable, Inc.	2,446	338,086
Time Warner, Inc.	20,855	1,370,382
Viacom, Inc., Class B	4,682	375,356
		7,047,916
METALS AND MINING — 0.4%
Allegheny Technologies, Inc.	624	20,729
AM Castle & Co.(1)	776	10,856
BHP Billiton Ltd.	13,161	447,925
Century Aluminum Co.(1)	1,030	9,270
Compass Minerals International, Inc.	345	24,685
Freeport-McMoRan Copper & Gold, Inc.	19,900	690,331
Haynes International, Inc.	399	21,634

20

Shares/ Principal Amount	Value

Horsehead Holding Corp.(1)	1,849	$ 27,680
Newmont Mining Corp.	14,052	348,911
Nucor Corp.	6,288	321,065
Rio Tinto Ltd.	4,910	295,244
		2,218,330
MULTI-UTILITIES — 0.2%
Ameren Corp.	6,420	230,157
Avista Corp.	1,149	31,310
Consolidated Edison, Inc.	7,470	412,419
NorthWestern Corp.	4,810	211,544
PG&E Corp.	12,923	521,701
		1,407,131
MULTILINE RETAIL — 0.4%
Dillard’s, Inc., Class A	4,727	432,521
Macy’s, Inc.	10,090	537,393
Target Corp.	27,776	1,775,720
		2,745,634
OIL, GAS AND CONSUMABLE FUELS — 2.9%
Alliance Resource Partners LP	121	8,866
Anadarko Petroleum Corp.	2,563	227,646
Antero Resources Corp.(1)	2,379	130,607
Apache Corp.	12,653	1,157,623
Ardmore Shipping Corp.	1,341	17,151
Athlon Energy, Inc.(1)	2,530	82,529
BG Group plc	25,749	526,032
Cabot Oil & Gas Corp.	5,060	174,317
Chevron Corp.	22,811	2,792,979
Cobalt International Energy, Inc.(1)	3,910	86,919
Concho Resources, Inc.(1)	2,800	291,004
ConocoPhillips	3,141	228,665
Delek US Holdings, Inc.	931	28,172
Devon Energy Corp.	6,764	410,034
Energy XXI Bermuda Ltd.	664	18,034
ENI SpA	12,962	311,922
EOG Resources, Inc.	2,927	482,955
Exxon Mobil Corp.	41,944	3,920,925
Gran Tierra Energy, Inc.(1)	8,875	63,013
Gulfport Energy Corp.(1)	1,739	101,610
Hugoton Royalty Trust	1,038	7,484
Imperial Oil Ltd.	25,676	1,092,477
Jones Energy, Inc.(1)	1,231	17,788
Kodiak Oil & Gas Corp.(1)	3,676	41,686
Marathon Petroleum Corp.	11,180	925,033
Murphy Oil Corp.	5,229	339,519
Noble Energy, Inc.	4,442	312,006
Oasis Petroleum, Inc.(1)	7,930	365,811
Occidental Petroleum Corp.	10,330	980,937
Pacific Coast Oil Trust	1,314	18,711
Phillips 66	8,289	576,997
Rosetta Resources, Inc.(1)	1,013	51,227
Scorpio Tankers, Inc.	1,840	21,123
Southwestern Energy Co.(1)	10,710	414,049
Total SA	6,210	376,299
Total SA ADR	10,750	648,440
Vaalco Energy, Inc.(1)	2,080	12,584
Western Refining, Inc.	11,229	438,717
Williams Partners LP	5,811	298,627
		18,000,518
PAPER AND FOREST PRODUCTS — 0.1%
Boise Cascade Co.(1)	670	17,192
Clearwater Paper Corp.(1)	408	21,603
International Paper Co.	9,060	422,649
KapStone Paper and Packaging Corp.	1,872	99,740
Wausau Paper Corp.	1,290	15,661
West Fraser Timber Co. Ltd.	1,157	102,138
		678,983
PERSONAL PRODUCTS — 0.1%
Avon Products, Inc.	8,138	145,101
Estee Lauder Cos., Inc. (The), Class A	3,424	256,663
L’Oreal SA	1,600	267,738
		669,502
PHARMACEUTICALS — 2.6%
AbbVie, Inc.	15,388	745,549
Actavis plc(1)	2,604	424,634
Akorn, Inc.(1)	1,287	33,140
Allergan, Inc.	5,467	530,572
Auxilium Pharmaceuticals, Inc.(1)	1,030	21,022
Bayer AG	2,790	372,282
Bristol-Myers Squibb Co.	12,253	629,559
Eli Lilly & Co.	11,213	563,117
Endo Health Solutions, Inc.(1)	655	44,009
Hospira, Inc.(1)	9,466	372,108
Impax Laboratories, Inc.(1)	259	6,226
Johnson & Johnson	34,660	3,280,916
Mallinckrodt plc(1)	4,529	235,327
Medicines Co. (The)(1)	998	36,537

21

Shares/ Principal Amount	Value

Merck & Co., Inc.	48,854	$ 2,434,395
Nektar Therapeutics(1)	1,759	22,093
Novartis AG	7,267	574,449
Pacira Pharmaceuticals, Inc.(1)	630	34,770
Perrigo Co.	1,637	255,192
Pfizer, Inc.	93,453	2,965,264
Prestige Brands Holdings, Inc.(1)	1,083	38,165
Questcor Pharmaceuticals, Inc.	779	45,190
Roche Holding AG	2,511	700,055
Sanofi	7,588	802,576
Santarus, Inc.(1)	1,151	37,039
Shire plc	3,250	147,414
ViroPharma, Inc.(1)	1,080	53,471
VIVUS, Inc.(1)	2,025	20,290
Zoetis, Inc.	18,119	564,407
		15,989,768
PROFESSIONAL SERVICES — 0.2%
Adecco SA	2,543	195,831
Barrett Business Services, Inc.	1,216	102,776
Capita Group plc (The)	10,256	167,316
CDI Corp.	1,567	24,586
Experian plc	5,603	103,326
Huron Consulting Group, Inc.(1)	1,055	62,709
Kforce, Inc.	1,556	31,400
Manpowergroup, Inc.	1,580	126,289
On Assignment, Inc.(1)	2,653	90,282
WageWorks, Inc.(1)	1,592	91,222
		995,737
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.2%
Acadia Realty Trust	3,900	101,283
American Campus Communities, Inc.	541	17,545
American Tower Corp.	3,858	300,037
Annaly Capital Management, Inc.	35,981	365,567
Apartment Investment & Management Co., Class A	5,988	150,359
Apollo Commercial Real Estate Finance, Inc.	907	15,083
Armada Hoffler Properties, Inc.	993	10,168
Associated Estates Realty Corp.	1,100	17,501
AvalonBay Communities, Inc.	1,900	225,264
Boston Properties, Inc.	3,033	301,753
BRE Properties, Inc.	3,200	163,936
Brixmor Property Group, Inc.(1)	7,232	145,942
Camden Property Trust	3,220	186,502
Campus Crest Communities, Inc.	2,491	24,785
Capstead Mortgage Corp.	10,769	129,551
CBL & Associates Properties, Inc.	645	11,649
Chatham Lodging Trust	932	19,190
Chimera Investment Corp.	1,840	5,428
Corrections Corp. of America	12,801	426,913
Cousins Properties, Inc.	15,866	169,925
CubeSmart	2,500	40,550
DCT Industrial Trust, Inc.	30,230	225,516
DDR Corp.	17,548	280,593
DiamondRock Hospitality Co.	2,627	30,027
Digital Realty Trust, Inc.	676	31,934
Douglas Emmett, Inc.	6,500	149,370
Duke Realty Corp.	9,778	148,430
Empire State Realty Trust, Inc.(1)	20,682	298,855
EPR Properties	191	9,605
Equity One, Inc.	7,100	159,040
Equity Residential	6,157	317,332
Essex Property Trust, Inc.	1,802	273,562
Excel Trust, Inc.	1,051	12,318
Extra Space Storage, Inc.	2,748	115,196
Federal Realty Investment Trust	3,814	394,825
First Industrial Realty Trust, Inc.	8,851	154,538
General Growth Properties, Inc.	19,974	414,461
HCP, Inc.	6,924	254,596
Health Care REIT, Inc.	6,958	389,578
Highwoods Properties, Inc.	199	7,148
Host Hotels & Resorts, Inc.	16,046	295,407
Hudson Pacific Properties, Inc.	2,875	59,628
Kilroy Realty Corp.	5,800	292,030
Kimco Realty Corp.	13,750	283,525
LaSalle Hotel Properties	866	27,123
Macerich Co. (The)	6,364	362,366
Mack-Cali Realty Corp.	652	13,275

22

Shares/ Principal Amount	Value

Medical Properties Trust, Inc.	760	$ 10,040
MFA Financial, Inc.	2,032	14,813
National Retail Properties, Inc.	6,500	206,375
New Residential Investment Corp.	1,226	7,405
Omega Healthcare Investors, Inc.	4,811	157,272
Parkway Properties, Inc.	7,818	142,991
Pebblebrook Hotel Trust	4,943	149,921
Pennsylvania Real Estate Investment Trust	492	8,851
PennyMac Mortgage Investment Trust	418	9,438
Piedmont Office Realty Trust, Inc., Class A	27,379	448,468
Post Properties, Inc.	2,400	102,864
ProLogis, Inc.	16,374	621,066
Public Storage	2,900	442,830
Realty Income Corp.	2,200	83,842
Regency Centers Corp.	1,400	65,576
RLJ Lodging Trust	8,304	200,459
Rouse Properties, Inc.	841	20,512
Simon Property Group, Inc.	8,251	1,236,412
SL Green Realty Corp.	3,598	325,511
Spirit Realty Capital, Inc.	14,500	143,985
Summit Hotel Properties, Inc.	1,753	15,917
Sunstone Hotel Investors, Inc.	11,706	152,997
UDR, Inc.	4,413	102,691
Urstadt Biddle Properties, Inc., Class A	1,038	19,784
Ventas, Inc.	7,640	434,181
Vornado Realty Trust	5,809	510,785
Washington Real Estate Investment Trust	631	14,980
Weingarten Realty Investors	5,408	154,344
		13,633,519
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.2%
CBRE Group, Inc.(1)	8,031	194,671
Countrywide plc	3,407	29,742
Daito Trust Construction Co. Ltd.	1,600	151,808
Forest City Enterprises, Inc. Class A(1)	9,700	189,150
Global Logistic Properties Ltd.	93,000	218,632
Mitsubishi Estate Co. Ltd.	12,000	333,135
		1,117,138
ROAD AND RAIL — 0.4%
Canadian National Railway Co.	1,300	146,217
Canadian Pacific Railway Ltd. New York Shares	5,057	778,171
Celadon Group, Inc.	1,110	23,121
Heartland Express, Inc.	24,930	456,967
Kansas City Southern	4,062	491,583
Marten Transport Ltd.	1,575	30,602
Saia, Inc.(1)	1,091	37,891
Swift Transportation Co.(1)	4,819	111,560
Union Pacific Corp.	2,963	480,125
		2,556,237
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.1%
Altera Corp.	5,377	173,408
Analog Devices, Inc.	2,955	142,490
Applied Materials, Inc.	64,779	1,120,677
ARM Holdings plc	17,221	286,859
ASML Holding NV	3,912	366,194
Avago Technologies Ltd.	4,640	207,547
Broadcom Corp., Class A	7,700	205,513
Cavium Networks, Inc.(1)	1,326	48,001
Cypress Semiconductor Corp.	2,002	19,399
Freescale Semiconductor Ltd.(1)	5,277	76,833
Intel Corp.	34,190	815,090
Intersil Corp., Class A	1,452	15,275
KLA-Tencor Corp.	2,860	182,668
Linear Technology Corp.	8,035	341,889
Maxim Integrated Products, Inc.	7,619	216,989
Microchip Technology, Inc.	12,990	562,337
MKS Instruments, Inc.	698	20,780
Nanometrics, Inc.(1)	1,367	25,809
NXP Semiconductor NV(1)	4,212	179,010
Photronics, Inc.(1)	6,303	54,458
Power Integrations, Inc.	776	41,485
Semtech Corp.(1)	2,504	74,419
Spansion, Inc., Class A(1)	2,355	29,178
SunEdison, Inc.(1)	3,480	44,231

23

Shares/ Principal Amount	Value

Teradyne, Inc.(1)	31,528	$ 536,922
Texas Instruments, Inc.	9,528	409,704
Xilinx, Inc.	7,055	313,454
		6,510,619
SOFTWARE — 1.5%
Activision Blizzard, Inc.	6,922	119,128
Aspen Technology, Inc.(1)	3,228	127,603
AVG Technologies NV(1)	548	9,469
Bottomline Technologies, Inc.(1)	2,090	72,251
BroadSoft, Inc.(1)	968	25,720
CA, Inc.	9,685	319,605
Check Point Software Technologies Ltd.(1)	1,383	85,552
CommVault Systems, Inc.(1)	5,212	390,118
Compuware Corp.	2,476	27,211
Covisint Corp.(1)	3,562	45,202
Dassault Systemes SA	938	107,662
Electronic Arts, Inc.(1)	45,362	1,006,129
FleetMatics Group plc(1)	1,176	45,511
Infoblox, Inc.(1)	1,198	38,072
Informatica Corp.(1)	1,194	46,339
Interactive Intelligence, Inc.(1)	764	49,690
Manhattan Associates, Inc.(1)	550	66,143
Mentor Graphics Corp.	1,304	29,373
Microsoft Corp.	67,101	2,558,561
Monotype Imaging Holdings, Inc.	1,744	54,326
NetScout Systems, Inc.(1)	804	24,466
NetSuite, Inc.(1)	5,091	489,143
Oracle Corp.	63,817	2,252,102
PROS Holdings, Inc.(1)	1,374	52,954
QLIK Technologies, Inc.(1)	1,081	27,111
Solera Holdings, Inc.	740	49,395
Splunk, Inc.(1)	6,192	446,815
SS&C Technologies Holdings, Inc.(1)	1,880	81,047
Tangoe, Inc.(1)	1,651	25,987
Tyler Technologies, Inc.(1)	471	48,329
Ultimate Software Group, Inc.(1)	356	55,782
VMware, Inc., Class A(1)	2,344	188,997
		8,965,793
SPECIALTY RETAIL — 1.4%
Aeropostale, Inc.(1)	909	9,381
American Eagle Outfitters, Inc.	542	8,818
Asbury Automotive Group, Inc.(1)	352	18,276
AutoZone, Inc.(1)	24	11,078
Bed Bath & Beyond, Inc.(1)	1,345	104,950
Best Buy Co., Inc.	6,505	263,778
Brown Shoe Co., Inc.	2,920	75,132
Buckle, Inc. (The)	1,370	72,692
Chico’s FAS, Inc.	1,006	18,802
Conn’s, Inc.(1)	2,493	150,403
Container Store Group, Inc. (The)(1)	127	5,168
CST Brands, Inc.	4,810	158,201
Destination Maternity Corp.	582	17,774
DSW, Inc., Class A	3,736	167,485
Foot Locker, Inc.	2,337	90,886
GameStop Corp., Class A	7,016	338,522
Gap, Inc. (The)	10,656	436,576
GNC Holdings, Inc. Class A	7,551	454,419
Group 1 Automotive, Inc.	163	11,157
Home Depot, Inc. (The)	17,371	1,401,319
Inditex SA	2,478	395,130
Lithia Motors, Inc., Class A	1,237	81,741
Lowe’s Cos., Inc.	38,704	1,837,666
Lumber Liquidators Holdings, Inc.(1)	2,901	292,102
MarineMax, Inc.(1)	1,379	21,678
Men’s Wearhouse, Inc. (The)	227	11,604
O’Reilly Automotive, Inc.(1)	2,151	268,789
Penske Automotive Group, Inc.	780	34,648
PetSmart, Inc.	1,053	78,038
Restoration Hardware Holdings, Inc.(1)	3,590	271,045
Ross Stores, Inc.	5,087	388,952
Stage Stores, Inc.	645	13,551
Staples, Inc.	28,201	437,962
Tractor Supply Co.	4,704	344,380
Ulta Salon Cosmetics & Fragrance, Inc.(1)	1,520	192,949
Urban Outfitters, Inc.(1)	7,162	279,461
Zale Corp.(1)	4,010	59,147
		8,823,660

24

Shares/ Principal Amount	Value

TEXTILES, APPAREL AND LUXURY GOODS — 0.6%
adidas AG	2,357	$ 286,705
Burberry Group plc	10,789	269,577
Cie Financiere Richemont SA	1,827	185,643
Coach, Inc.	2,249	130,217
Culp, Inc.	1,265	25,591
Fifth & Pacific Cos., Inc.(1)	7,170	234,172
Hanesbrands, Inc.	12,815	898,331
Luxottica Group SpA	4,778	253,072
Michael Kors Holdings Ltd.(1)	3,072	250,522
Movado Group, Inc.	484	22,032
Pandora A/S	8,990	466,392
Prada SpA	22,800	220,131
PVH Corp.	1,714	229,539
Under Armour, Inc. Class A(1)	2,954	238,388
Vera Bradley, Inc.(1)	1,166	29,290
		3,739,602
THRIFTS AND MORTGAGE FINANCE — 0.2%
Astoria Financial Corp.	875	12,233
Capitol Federal Financial, Inc.	8,800	106,128
Dime Community Bancshares, Inc.	895	15,054
MGIC Investment Corp.(1)	1,261	10,227
Ocwen Financial Corp.(1)	7,542	427,330
Oritani Financial Corp.	1,293	21,063
People’s United Financial, Inc.	32,987	499,423
Provident Financial Services, Inc.	617	12,062
Radian Group, Inc.	543	7,743
		1,111,263
TOBACCO — 0.2%
Altria Group, Inc.	5,720	211,526
British American Tobacco plc	3,240	172,885
Japan Tobacco, Inc.	8,000	270,194
Philip Morris International, Inc.	9,671	827,257
		1,481,862
TRADING COMPANIES AND DISTRIBUTORS — 0.2%
Applied Industrial Technologies, Inc.	141	6,822
Ashtead Group plc	44,233	503,392
Brenntag AG	1,090	193,579
DXP Enterprises, Inc.(1)	701	68,684
H&E Equipment Services, Inc.(1)	2,400	$ 68,472
Kaman Corp.	444	17,698
Rexel SA	5,380	136,374
Travis Perkins plc	5,258	154,522
United Rentals, Inc.(1)	818	56,221
		1,205,764
TRANSPORTATION INFRASTRUCTURE†
Aegean Marine Petroleum Network, Inc.	1,940	20,797
WATER UTILITIES†
Artesian Resources Corp., Class A	503	11,921
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
KDDI Corp.	5,700	357,763
RingCentral, Inc. Class A(1)	2,221	35,247
Rogers Communications, Inc., Class B	3,656	163,024
SBA Communications Corp., Class A(1)	7,152	609,136
		1,165,170
TOTAL COMMON STOCKS (Cost $199,203,177)		278,350,139
U.S. Treasury Securities — 18.9%
U.S. Treasury Bonds, 5.50%, 8/15/28	1,100,000	1,384,195
U.S. Treasury Bonds, 5.375%, 2/15/31	550,000	688,961
U.S. Treasury Bonds, 4.375%, 11/15/39	3,420,000	3,802,346
U.S. Treasury Bonds, 4.375%, 5/15/41	150,000	166,570
U.S. Treasury Bonds, 3.125%, 11/15/41	850,000	751,785
U.S. Treasury Bonds, 3.125%, 2/15/43	850,000	745,344
U.S. Treasury Bonds, 2.875%, 5/15/43	1,400,000	1,161,563
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	6,515,738	7,814,559
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	747,429	858,142
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	1,047,747	1,203,927
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	870,366	717,984

25

Shares/ Principal Amount	Value

U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	$ 967,433	$ 764,008
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15	7,508,572	7,653,172
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	2,046,273	2,152,423
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	795,533	816,477
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	2,989,349	3,086,153
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	2,025,700	2,089,953
U.S. Treasury Inflation Indexed Notes, 1.375%, 7/15/18	3,365,794	3,696,063
U.S. Treasury Inflation Indexed Notes, 2.125%, 1/15/19	1,090,500	1,235,588
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	1,299,240	1,419,268
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	4,923,334	5,269,503
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	3,272,220	3,385,213
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,603,382	1,570,750
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	1,221,744	1,191,964
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	3,854,454	3,705,996
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	3,320,031	3,260,503
U.S. Treasury Notes, 0.75%, 12/15/13	2,000,000	2,000,508
U.S. Treasury Notes, 1.25%, 2/15/14	1,800,000	1,804,253
U.S. Treasury Notes, 1.25%, 3/15/14	3,260,000	3,270,634
U.S. Treasury Notes, 1.25%, 4/15/14	1,400,000	1,405,879
U.S. Treasury Notes, 0.25%, 5/31/15	5,000,000	5,003,125
U.S. Treasury Notes, 1.875%, 6/30/15	1,000,000	1,026,016
U.S. Treasury Notes, 0.375%, 11/15/15(2)	1,700,000	1,703,121
U.S. Treasury Notes, 1.375%, 11/30/15	1,500,000	1,532,520
U.S. Treasury Notes, 2.125%, 12/31/15	1,500,000	1,556,895
U.S. Treasury Notes, 0.375%, 1/15/16	8,500,000	8,511,619
U.S. Treasury Notes, 0.50%, 6/15/16	700,000	701,614
U.S. Treasury Notes, 0.75%, 6/30/17	500,000	498,867
U.S. Treasury Notes, 1.875%, 10/31/17	4,300,000	4,451,338
U.S. Treasury Notes, 0.875%, 1/31/18	750,000	744,433
U.S. Treasury Notes, 2.625%, 4/30/18	300,000	319,078
U.S. Treasury Notes, 1.375%, 7/31/18	8,000,000	8,045,936
U.S. Treasury Notes, 1.25%, 10/31/18	8,200,000	8,165,084
U.S. Treasury Notes, 1.25%, 11/30/18(3)	1,800,000	1,789,664
U.S. Treasury Notes, 1.75%, 5/15/23	3,900,000	3,591,350
TOTAL U.S. TREASURY SECURITIES (Cost $115,674,801)		116,714,344
Corporate Bonds — 8.0%
AEROSPACE AND DEFENSE — 0.1%
Lockheed Martin Corp., 4.25%, 11/15/19	120,000	131,070
Raytheon Co., 2.50%, 12/15/22	80,000	73,259
United Technologies Corp., 3.10%, 6/1/22	30,000	29,512
United Technologies Corp., 6.05%, 6/1/36	41,000	48,694
United Technologies Corp., 5.70%, 4/15/40	150,000	171,766
United Technologies Corp., 4.50%, 6/1/42	50,000	48,740
		503,041
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.50%, 9/21/15(4)	210,000	216,862
American Honda Finance Corp., 1.50%, 9/11/17(4)	40,000	39,843
American Honda Finance Corp., 2.125%, 10/10/18	80,000	80,951

26

Shares/ Principal Amount	Value

Daimler Finance North America LLC, 1.30%, 7/31/15(4)		$ 140,000	$ 140,947
Daimler Finance North America LLC, 2.625%, 9/15/16(4)		70,000	72,675
Ford Motor Co., 4.75%, 1/15/43		30,000	26,908
Ford Motor Credit Co. LLC, 5.875%, 8/2/21		240,000	272,797
			850,983
BEVERAGES — 0.2%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19		370,000	467,214
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22		160,000	148,172
Coca-Cola Co. (The), 1.80%, 9/1/16		140,000	144,241
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16		50,000	52,108
PepsiCo, Inc., 2.75%, 3/1/23		80,000	74,385
Pernod-Ricard SA, 2.95%, 1/15/17(4)		170,000	177,115
SABMiller Holdings, Inc., 2.45%, 1/15/17(4)		300,000	309,681
SABMiller Holdings, Inc., 3.75%, 1/15/22(4)		50,000	50,729
			1,423,645
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 2.125%, 5/15/17		100,000	102,407
Amgen, Inc., 4.10%, 6/15/21		70,000	73,547
Amgen, Inc., 5.375%, 5/15/43		120,000	122,384
Celgene Corp., 3.25%, 8/15/22		80,000	75,958
Gilead Sciences, Inc., 4.40%, 12/1/21		110,000	117,735
			492,031
CAPITAL MARKETS — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23		80,000	81,027
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17		290,000	338,918
Jefferies Group, Inc., 5.125%, 4/13/18		90,000	98,285
			518,230
CHEMICALS — 0.1%
Dow Chemical Co. (The), 2.50%, 2/15/16		100,000	103,523
Dow Chemical Co. (The), 4.25%, 11/15/20		100,000	107,419
Eastman Chemical Co., 2.40%, 6/1/17		80,000	81,625
Eastman Chemical Co., 3.60%, 8/15/22		100,000	97,288
Ecolab, Inc., 4.35%, 12/8/21		160,000	168,385
EI du Pont de Nemours & Co., 4.15%, 2/15/43		30,000	26,863
			585,103
COMMERCIAL BANKS — 1.0%
Abbey National Treasury Services plc, MTN, 5.125%, 4/14/22 (Secured)	GBP	100,000	186,577
Bank of America N.A., 5.30%, 3/15/17		810,000	903,537
Bank of Montreal, MTN, 1.45%, 4/9/18		70,000	68,901
Bank of Nova Scotia, 2.55%, 1/12/17		140,000	145,712
Barclays Bank plc, 5.14%, 10/14/20		100,000	106,275
BB&T Corp., MTN, 5.70%, 4/30/14		80,000	81,717
BB&T Corp., MTN, 3.20%, 3/15/16		160,000	168,168
BB&T Corp., MTN, 2.05%, 6/19/18		60,000	60,211
Capital One Financial Corp., 2.15%, 3/23/15		100,000	101,788
Capital One Financial Corp., 1.00%, 11/6/15		60,000	60,037
Co-Operative Bank plc, 4.75%, 11/11/21 (Secured)	GBP	100,000	174,208
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22		170,000	171,821
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, MTN, 4.375%, 6/7/21	EUR	140,000	217,171
European Investment Bank, 2.50%, 7/15/15	EUR	200,000	282,050
European Investment Bank, MTN, 3.625%, 1/15/21	EUR	150,000	231,757

27

Shares/ Principal Amount	Value

Fifth Third Bancorp, 4.30%, 1/16/24		$ 60,000	$ 59,647
HSBC Bank plc, 3.50%, 6/28/15(4)		120,000	125,480
International Bank for Reconstruction & Development, MTN, 3.875%, 5/20/19	EUR	280,000	438,665
JPMorgan Chase Bank N.A., 5.875%, 6/13/16		250,000	279,430
KeyCorp, MTN, 2.30%, 12/13/18		120,000	120,573
KFW, 2.00%, 6/1/16		230,000	238,670
KFW, 3.875%, 1/21/19	EUR	125,000	194,756
KFW, MTN, 4.625%, 1/4/23	EUR	210,000	353,614
Royal Bank of Scotland plc (The), 4.375%, 3/16/16		190,000	203,730
SunTrust Banks, Inc., 3.60%, 4/15/16		40,000	42,392
Toronto-Dominion Bank (The), 2.375%, 10/19/16		170,000	177,236
U.S. Bancorp., 3.44%, 2/1/16		100,000	104,997
U.S. Bancorp., MTN, 3.00%, 3/15/22		70,000	68,481
U.S. Bancorp., MTN, 2.95%, 7/15/22		40,000	37,658
Wachovia Bank N.A., 4.80%, 11/1/14		299,000	310,872
Wells Fargo & Co., 3.68%, 6/15/16		120,000	128,464
Wells Fargo & Co., MTN, 2.10%, 5/8/17		20,000	20,598
Wells Fargo & Co., MTN, 4.60%, 4/1/21		170,000	187,393
			6,052,586
COMMERCIAL SERVICES AND SUPPLIES†
Republic Services, Inc., 3.55%, 6/1/22		220,000	215,393
COMMUNICATIONS EQUIPMENT — 0.1%
Apple, Inc., 1.00%, 5/3/18		100,000	97,464
Apple, Inc., 2.40%, 5/3/23		220,000	199,713
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23		40,000	37,759
Cisco Systems, Inc., 5.90%, 2/15/39		220,000	247,467
			582,403
COMPUTERS AND PERIPHERALS†
Hewlett-Packard Co., 4.30%, 6/1/21		150,000	152,196
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22		90,000	87,354
CONSUMER FINANCE — 0.2%
American Express Centurion Bank, MTN, 6.00%, 9/13/17		250,000	290,360
American Express Co., 1.55%, 5/22/18		60,000	59,213
American Express Credit Corp., 1.30%, 7/29/16		110,000	111,085
American Express Credit Corp., MTN, 2.75%, 9/15/15		200,000	207,467
Discover Bank, 2.00%, 2/21/18		250,000	248,621
Equifax, Inc., 3.30%, 12/15/22		100,000	93,499
PNC Bank N.A., 6.00%, 12/7/17		340,000	393,737
			1,403,982
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17		35,000	34,463
Catholic Health Initiatives, 2.95%, 11/1/22		70,000	64,903
Johns Hopkins University, 4.08%, 7/1/53		30,000	26,489
			125,855
DIVERSIFIED FINANCIAL SERVICES — 1.7%
Bank of America Corp., 4.50%, 4/1/15		60,000	62,930
Bank of America Corp., 3.75%, 7/12/16		110,000	116,932
Bank of America Corp., 6.50%, 8/1/16		230,000	261,259
Bank of America Corp., 5.75%, 12/1/17		210,000	240,700
Bank of America Corp., 5.70%, 1/24/22		160,000	182,168
Bank of America Corp., 4.10%, 7/24/23		70,000	70,378
BNP Paribas SA, MTN, 2.70%, 8/20/18		70,000	71,787
Citigroup, Inc., 4.75%, 5/19/15		34,000	35,899
Citigroup, Inc., 4.45%, 1/10/17		100,000	109,165

28

Shares/ Principal Amount	Value

Citigroup, Inc., 5.50%, 2/15/17		$ 100,000	$ 111,056
Citigroup, Inc., 6.125%, 11/21/17		200,000	232,971
Citigroup, Inc., 1.75%, 5/1/18		170,000	168,589
Citigroup, Inc., 4.50%, 1/14/22		260,000	275,175
Citigroup, Inc., 4.05%, 7/30/22		50,000	49,669
Citigroup, Inc., 3.875%, 10/25/23		80,000	78,729
GE Capital European Funding, MTN, 5.375%, 1/23/20	EUR	150,000	243,246
General Electric Capital Corp., 2.25%, 11/9/15		170,000	175,284
General Electric Capital Corp., 5.30%, 2/11/21		40,000	44,561
General Electric Capital Corp., MTN, 5.00%, 1/8/16		250,000	270,877
General Electric Capital Corp., MTN, 2.30%, 4/27/17		270,000	278,694
General Electric Capital Corp., MTN, 5.625%, 9/15/17		375,000	430,932
General Electric Capital Corp., MTN, 6.00%, 8/7/19		410,000	490,085
General Electric Capital Corp., MTN, 4.65%, 10/17/21		100,000	109,639
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18		90,000	90,948
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18		150,000	154,076
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22		540,000	610,219
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37		90,000	100,074
Gulf Gate Apartments, VRN, 0.17%, 12/5/13 (Acquired 9/29/03-11/10/03, Cost $3,000,000)(7)		3,000,000	3,000,000
HSBC Holdings plc, 5.10%, 4/5/21		90,000	100,095
HSBC Holdings plc, 4.00%, 3/30/22		60,000	61,879
JPMorgan Chase & Co., 6.00%, 1/15/18		560,000	649,533
JPMorgan Chase & Co., 3.25%, 9/23/22		70,000	67,235
Morgan Stanley, 4.75%, 3/22/17		90,000	99,023
Morgan Stanley, 5.75%, 1/25/21		70,000	79,867
Morgan Stanley, 3.75%, 2/25/23		160,000	156,072
Morgan Stanley, 5.00%, 11/24/25		50,000	50,127
Morgan Stanley, MTN, 6.625%, 4/1/18		330,000	389,360
Morgan Stanley, MTN, 5.625%, 9/23/19		200,000	229,858
UBS AG (Stamford Branch), 5.875%, 12/20/17		186,000	215,694
			10,164,785
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
AT&T, Inc., 2.625%, 12/1/22		90,000	80,406
AT&T, Inc., 6.55%, 2/15/39		245,000	272,973
AT&T, Inc., 4.30%, 12/15/42		130,000	108,811
British Telecommunications plc, 5.95%, 1/15/18		230,000	265,456
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(4)		180,000	184,461
Deutsche Telekom International Finance BV, 6.75%, 8/20/18		150,000	180,250
Orange SA, 4.375%, 7/8/14		360,000	367,819
Orange SA, 4.125%, 9/14/21		80,000	81,510
Telefonica Emisiones SAU, 5.88%, 7/15/19		130,000	147,201
Verizon Communications, Inc., 3.65%, 9/14/18		310,000	329,878
Verizon Communications, Inc., 4.50%, 9/15/20		80,000	86,018
Verizon Communications, Inc., 5.15%, 9/15/23		220,000	235,128
Verizon Communications, Inc., 6.40%, 9/15/33		140,000	156,681
Verizon Communications, Inc., 7.35%, 4/1/39		20,000	24,671

29

Shares/ Principal Amount	Value

Verizon Communications, Inc., 4.75%, 11/1/41	$ 120,000	$ 109,448
Verizon Communications, Inc., 6.55%, 9/15/43	60,000	68,488
		2,699,199
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16	90,000	94,444
Ensco plc, 4.70%, 3/15/21	90,000	96,101
Transocean, Inc., 2.50%, 10/15/17	70,000	71,066
Transocean, Inc., 6.50%, 11/15/20	80,000	90,721
Weatherford International Ltd., 9.625%, 3/1/19	100,000	129,551
		481,883
FOOD AND STAPLES RETAILING — 0.2%
Delhaize Group SA, 4.125%, 4/10/19	80,000	83,141
Kroger Co. (The), 6.40%, 8/15/17	180,000	207,338
Kroger Co. (The), 5.15%, 8/1/43	40,000	38,810
Safeway, Inc., 4.75%, 12/1/21	50,000	50,894
Wal-Mart Stores, Inc., 2.55%, 4/11/23	150,000	139,040
Wal-Mart Stores, Inc., 5.875%, 4/5/27	57,000	68,807
Wal-Mart Stores, Inc., 5.625%, 4/1/40	220,000	249,069
Walgreen Co., 1.80%, 9/15/17	60,000	60,356
Walgreen Co., 3.10%, 9/15/22	180,000	169,613
		1,067,068
FOOD PRODUCTS — 0.1%
Kellogg Co., 4.45%, 5/30/16	100,000	108,660
Kraft Foods Group, Inc., 6.125%, 8/23/18	73,000	86,215
Kraft Foods Group, Inc., 5.00%, 6/4/42	90,000	88,249
Mondelez International, Inc., 6.50%, 2/9/40	100,000	117,499
Tyson Foods, Inc., 4.50%, 6/15/22	30,000	30,580
		431,203
GAS UTILITIES — 0.4%
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	152,146
Energy Transfer Partners LP, 4.15%, 10/1/20	110,000	112,868
Energy Transfer Partners LP, 5.20%, 2/1/22	50,000	53,261
Energy Transfer Partners LP, 3.60%, 2/1/23	70,000	65,958
Energy Transfer Partners LP, 6.50%, 2/1/42	80,000	86,837
Enterprise Products Operating LLC, 6.30%, 9/15/17	230,000	267,497
Enterprise Products Operating LLC, 4.85%, 3/15/44	130,000	122,698
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	290,000	346,335
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	160,000	179,005
Magellan Midstream Partners LP, 6.55%, 7/15/19	100,000	119,256
Magellan Midstream Partners LP, 5.15%, 10/15/43	110,000	110,147
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	40,000	42,210
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	160,000	158,371
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	130,000	120,608
TransCanada PipeLines Ltd., 2.50%, 8/1/22	150,000	138,436
Williams Cos., Inc. (The), 3.70%, 1/15/23	80,000	72,506
Williams Partners LP, 4.125%, 11/15/20	160,000	164,710
		2,312,849
HEALTH CARE EQUIPMENT AND SUPPLIES†
Baxter International, Inc., 3.20%, 6/15/23	50,000	48,511
Medtronic, Inc., 2.75%, 4/1/23	50,000	46,652
		95,163
HEALTH CARE PROVIDERS AND SERVICES — 0.1%
Aetna, Inc., 2.75%, 11/15/22	90,000	83,594
Express Scripts Holding Co., 2.65%, 2/15/17	200,000	207,232
Express Scripts Holding Co., 7.25%, 6/15/19	140,000	171,735

30

Shares/ Principal Amount	Value

NYU Hospitals Center, 4.43%, 7/1/42		$ 70,000	$ 59,849
UnitedHealth Group, Inc., 2.875%, 3/15/23		80,000	75,267
UnitedHealth Group, Inc., 4.25%, 3/15/43		80,000	71,832
WellPoint, Inc., 3.30%, 1/15/23		40,000	37,903
			707,412
INDUSTRIAL CONGLOMERATES — 0.1%
General Electric Co., 5.25%, 12/6/17		320,000	367,056
General Electric Co., 2.70%, 10/9/22		90,000	85,675
General Electric Co., 4.125%, 10/9/42		60,000	55,105
			507,836
INSURANCE — 0.4%
Allianz Finance II BV, MTN, 4.75%, 7/22/19	EUR	150,000	238,003
Allstate Corp. (The), 4.50%, 6/15/43		$ 50,000	48,406
American International Group, Inc., 6.40%, 12/15/20		150,000	178,949
American International Group, Inc., 4.875%, 6/1/22		90,000	97,637
American International Group, Inc., MTN, 5.85%, 1/16/18		170,000	196,595
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21		120,000	128,815
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22		70,000	67,902
Berkshire Hathaway, Inc., 4.50%, 2/11/43		110,000	103,840
Genworth Holdings, Inc., 7.20%, 2/15/21		50,000	58,667
Hartford Financial Services Group, Inc., 5.125%, 4/15/22		110,000	121,589
Hartford Financial Services Group, Inc., 5.95%, 10/15/36		30,000	33,918
ING U.S., Inc., 5.70%, 7/15/43(4)		110,000	114,002
Liberty Mutual Group, Inc., 6.50%, 5/1/42(4)		50,000	56,045
Lincoln National Corp., 6.25%, 2/15/20		180,000	209,736
Markel Corp., 4.90%, 7/1/22		120,000	127,134
Markel Corp., 3.625%, 3/30/23		30,000	28,676
MetLife, Inc., 6.75%, 6/1/16		190,000	217,211
MetLife, Inc., 4.125%, 8/13/42		70,000	62,072
MetLife, Inc., 4.875%, 11/13/43		30,000	29,601
Metropolitan Life Global Funding I, 3.00%, 1/10/23(4)		100,000	94,844
Principal Financial Group, Inc., 3.30%, 9/15/22		50,000	48,542
Prudential Financial, Inc., MTN, 7.375%, 6/15/19		90,000	112,018
Prudential Financial, Inc., MTN, 5.375%, 6/21/20		100,000	113,822
Prudential Financial, Inc., MTN, 5.625%, 5/12/41		60,000	65,368
Travelers Cos., Inc. (The), 4.60%, 8/1/43		60,000	59,510
WR Berkley Corp., 4.625%, 3/15/22		80,000	82,515
			2,695,417
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 3.50%, 4/15/23		70,000	64,337
International Business Machines Corp., 1.95%, 7/22/16		320,000	330,311
International Business Machines Corp., 3.375%, 8/1/23		200,000	196,489
			591,137
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21		150,000	149,482
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22		130,000	124,567
Deere & Co., 5.375%, 10/16/29		250,000	277,896
			402,463
MEDIA — 0.5%
21st Century Fox America, Inc., 6.90%, 8/15/39		170,000	200,924
CBS Corp., 3.375%, 3/1/22		60,000	57,872

31

Shares/ Principal Amount	Value

CBS Corp., 4.85%, 7/1/42	$ 50,000	$ 45,338
Comcast Corp., 5.90%, 3/15/16	422,000	469,694
Comcast Corp., 6.40%, 5/15/38	70,000	80,792
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	170,000	175,728
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	150,000	156,737
Discovery Communications LLC, 5.625%, 8/15/19	130,000	149,821
Discovery Communications LLC, 3.25%, 4/1/23	60,000	56,339
NBCUniversal Media LLC, 5.15%, 4/30/20	80,000	90,495
NBCUniversal Media LLC, 4.375%, 4/1/21	440,000	472,871
NBCUniversal Media LLC, 2.875%, 1/15/23	60,000	56,193
Omnicom Group, Inc., 3.625%, 5/1/22	30,000	29,242
Qwest Corp., 7.50%, 10/1/14	130,000	136,805
Time Warner Cable, Inc., 6.75%, 7/1/18	240,000	270,677
Time Warner Cable, Inc., 4.50%, 9/15/42	30,000	22,260
Time Warner, Inc., 3.15%, 7/15/15	170,000	176,706
Time Warner, Inc., 7.70%, 5/1/32	220,000	278,830
Viacom, Inc., 4.375%, 9/15/14	120,000	123,505
Viacom, Inc., 4.50%, 3/1/21	90,000	94,700
Viacom, Inc., 3.125%, 6/15/22	60,000	56,356
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	100,000	91,621
		3,293,506
METALS AND MINING — 0.1%
Barrick Gold Corp., 4.10%, 5/1/23	50,000	45,145
Barrick North America Finance LLC, 4.40%, 5/30/21	110,000	106,176
BHP Billiton Finance USA Ltd., 3.25%, 11/21/21	200,000	199,701
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	40,000	37,621
Newmont Mining Corp., 6.25%, 10/1/39	150,000	134,328
Teck Resources Ltd., 3.15%, 1/15/17	90,000	93,337
Xstrata Canada Financial Corp., 4.95%, 11/15/21(4)	70,000	71,049
		687,357
MULTI-UTILITIES — 0.4%
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	20,000	16,756
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	60,000	54,112
Constellation Energy Group, Inc., 5.15%, 12/1/20	80,000	86,163
Consumers Energy Co., 2.85%, 5/15/22	30,000	28,880
Consumers Energy Co., 3.375%, 8/15/23	110,000	108,862
Dominion Gas Holdings LLC, 3.55%, 11/1/23(4)	30,000	29,552
Dominion Resources, Inc., 6.40%, 6/15/18	190,000	224,704
Dominion Resources, Inc., 2.75%, 9/15/22	80,000	74,795
Dominion Resources, Inc., 4.90%, 8/1/41	100,000	98,200
Duke Energy Corp., 6.30%, 2/1/14	100,000	100,907
Duke Energy Corp., 3.95%, 9/15/14	160,000	164,244
Duke Energy Florida, Inc., 6.35%, 9/15/37	170,000	211,286
Edison International, 3.75%, 9/15/17	110,000	116,819
Exelon Generation Co. LLC, 4.00%, 10/1/20	60,000	60,099
Exelon Generation Co. LLC, 5.60%, 6/15/42	40,000	37,615
Florida Power Corp., 3.85%, 11/15/42	80,000	70,212
Georgia Power Co., 4.30%, 3/15/42	50,000	45,356
Nisource Finance Corp., 4.45%, 12/1/21	50,000	51,416
Nisource Finance Corp., 5.65%, 2/1/45	70,000	70,813

32

Shares/ Principal Amount	Value

Northern States Power Co., 3.40%, 8/15/42	$ 50,000	$ 41,039
Pacific Gas & Electric Co., 4.45%, 4/15/42	40,000	36,735
PacifiCorp, 6.00%, 1/15/39	70,000	82,858
Progress Energy, Inc., 3.15%, 4/1/22	60,000	58,192
Public Service Company of Colorado, 4.75%, 8/15/41	40,000	40,991
Sempra Energy, 6.50%, 6/1/16	150,000	169,963
Sempra Energy, 2.875%, 10/1/22	130,000	120,576
Southern Power Co., 5.15%, 9/15/41	40,000	39,469
Xcel Energy, Inc., 4.80%, 9/15/41	30,000	29,231
		2,269,845
MULTILINE RETAIL†
Macy’s Retail Holdings, Inc., 3.875%, 1/15/22	90,000	88,848
Target Corp., 4.00%, 7/1/42	120,000	105,142
		193,990
OFFICE ELECTRONICS†
Xerox Corp., 2.95%, 3/15/17	50,000	51,488
OIL, GAS AND CONSUMABLE FUELS — 0.4%
Anadarko Petroleum Corp., 6.45%, 9/15/36	50,000	58,129
Apache Corp., 2.625%, 1/15/23	50,000	46,531
Apache Corp., 4.75%, 4/15/43	50,000	49,291
BP Capital Markets plc, 3.20%, 3/11/16	100,000	105,519
BP Capital Markets plc, 2.25%, 11/1/16	150,000	155,912
BP Capital Markets plc, 4.50%, 10/1/20	40,000	43,647
BP Capital Markets plc, 2.75%, 5/10/23	60,000	55,625
Chevron Corp., 2.43%, 6/24/20	40,000	39,695
ConocoPhillips, 5.75%, 2/1/19	230,000	270,988
ConocoPhillips Holding Co., 6.95%, 4/15/29	40,000	51,454
Devon Energy Corp., 1.875%, 5/15/17	40,000	40,481
Devon Energy Corp., 5.60%, 7/15/41	60,000	62,564
EOG Resources, Inc., 5.625%, 6/1/19	210,000	246,335
EOG Resources, Inc., 4.10%, 2/1/21	70,000	74,270
Hess Corp., 6.00%, 1/15/40	40,000	43,689
Marathon Petroleum Corp., 3.50%, 3/1/16	40,000	42,062
Noble Energy, Inc., 4.15%, 12/15/21	80,000	83,207
Petro-Canada, 6.80%, 5/15/38	70,000	84,396
Phillips 66, 4.30%, 4/1/22	160,000	164,834
Pioneer Natural Resources Co., 3.95%, 7/15/22	40,000	40,509
Shell International Finance BV, 2.375%, 8/21/22	100,000	92,744
Shell International Finance BV, 3.625%, 8/21/42	70,000	59,669
Shell International Finance BV, 4.55%, 8/12/43	50,000	49,033
Statoil ASA, 4.80%, 11/8/43	100,000	100,780
Talisman Energy, Inc., 7.75%, 6/1/19	80,000	96,599
Total Capital Canada Ltd., 2.75%, 7/15/23	80,000	75,003
Total Capital SA, 2.125%, 8/10/18	90,000	91,644
		2,324,610
PAPER AND FOREST PRODUCTS†
Domtar Corp., 4.40%, 4/1/22	40,000	38,587
International Paper Co., 6.00%, 11/15/41	60,000	64,933
		103,520
PHARMACEUTICALS — 0.1%
AbbVie, Inc., 1.75%, 11/6/17	110,000	110,929
AbbVie, Inc., 2.90%, 11/6/22	60,000	56,592
Actavis, Inc., 1.875%, 10/1/17	130,000	129,797
Actavis, Inc., 3.25%, 10/1/22	40,000	37,526
Actavis, Inc., 4.625%, 10/1/42	40,000	36,301

33

Shares/ Principal Amount	Value

Bristol-Myers Squibb Co., 3.25%, 8/1/42		$ 70,000	$ 55,595
GlaxoSmithKline Capital plc, 2.85%, 5/8/22		70,000	67,192
Merck & Co., Inc., 2.40%, 9/15/22		110,000	101,697
Merck & Co., Inc., 3.60%, 9/15/42		20,000	16,684
Mylan, Inc., 3.125%, 1/15/23(4)		80,000	73,591
Mylan, Inc., 5.40%, 11/29/43		20,000	20,324
Roche Holdings, Inc., 6.00%, 3/1/19(4)		64,000	76,300
Roche Holdings, Inc., 7.00%, 3/1/39(4)		20,000	26,681
Sanofi, 4.00%, 3/29/21		78,000	82,783
			891,992
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
BRE Properties, Inc., 3.375%, 1/15/23		40,000	37,373
Essex Portfolio LP, 3.625%, 8/15/22		90,000	85,807
Essex Portfolio LP, 3.25%, 5/1/23		30,000	27,536
HCP, Inc., 3.75%, 2/1/16		130,000	136,976
Health Care REIT, Inc., 2.25%, 3/15/18		30,000	29,978
Health Care REIT, Inc., 3.75%, 3/15/23		100,000	94,930
Health Care REIT, Inc., 4.50%, 1/15/24		60,000	59,882
Kilroy Realty LP, 3.80%, 1/15/23		140,000	132,019
ProLogis LP, 4.25%, 8/15/23		80,000	80,114
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15		100,000	104,280
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19		70,000	74,293
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21		40,000	42,462
WEA Finance LLC, 4.625%, 5/10/21(4)		90,000	95,058
			1,000,708
ROAD AND RAIL — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20		142,000	146,535
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41		50,000	49,844
Burlington Northern Santa Fe LLC, 4.95%, 9/15/41		20,000	19,583
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43		90,000	81,775
CSX Corp., 4.25%, 6/1/21		110,000	115,608
CSX Corp., 3.70%, 11/1/23		110,000	108,013
Norfolk Southern Corp., 5.75%, 4/1/18		100,000	115,787
Norfolk Southern Corp., 3.25%, 12/1/21		90,000	88,744
Union Pacific Corp., 4.00%, 2/1/21		60,000	63,199
Union Pacific Corp., 4.75%, 9/15/41		120,000	118,339
			907,427
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT†
Intel Corp., 1.35%, 12/15/17		100,000	99,932
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17		302,000	337,090
Oracle Corp., 2.50%, 10/15/22		200,000	184,559
Oracle Corp., 3.625%, 7/15/23		160,000	159,400
			681,049
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 5.95%, 4/1/41		180,000	208,562
Staples, Inc., 4.375%, 1/12/23		90,000	86,678
			295,240
THRIFTS AND MORTGAGE FINANCE — 0.1%
Cie de Financement Foncier, MTN, 4.50%, 5/16/18 (Secured)	EUR	165,000	257,916
Cie de Financement Foncier, MTN, 4.375%, 4/25/19 (Secured)	EUR	200,000	315,383
			573,299
TOBACCO — 0.1%
Altria Group, Inc., 2.85%, 8/9/22		260,000	239,846
Philip Morris International, Inc., 4.125%, 5/17/21		150,000	158,305
			398,151

34

Shares/ Principal Amount	Value

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Alltel Corp., 7.875%, 7/1/32	$ 70,000	$ 91,424
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	150,000	193,110
Vodafone Group plc, 5.625%, 2/27/17	70,000	79,030
		363,564
TOTAL CORPORATE BONDS (Cost $47,747,637)		49,434,377
U.S. Government Agency Mortgage-Backed Securities(5) — 7.9%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 1.2%
FHLMC, VRN, 1.76%, 12/15/14	143,954	145,506
FHLMC, VRN, 1.85%, 12/15/14	332,563	337,789
FHLMC, VRN, 1.97%, 12/15/14	307,043	314,051
FHLMC, VRN, 1.98%, 12/15/14	222,005	227,071
FHLMC, VRN, 2.07%, 12/15/14	588,221	593,987
FHLMC, VRN, 2.26%, 12/15/14	108,201	114,636
FHLMC, VRN, 2.36%, 12/15/14	418,702	416,543
FHLMC, VRN, 2.37%, 12/15/14	533,632	529,860
FHLMC, VRN, 2.42%, 12/15/14	149,445	158,955
FHLMC, VRN, 2.57%, 12/15/14	108,744	113,337
FHLMC, VRN, 2.63%, 12/15/14	35,236	37,588
FHLMC, VRN, 2.89%, 12/15/14	109,074	111,763
FHLMC, VRN, 3.23%, 12/15/14	107,407	113,755
FHLMC, VRN, 3.28%, 12/15/14	391,480	405,663
FHLMC, VRN, 3.81%, 12/15/14	120,169	126,497
FHLMC, VRN, 4.04%, 12/15/14	163,442	173,221
FHLMC, VRN, 4.38%, 12/15/14	285,320	296,415
FHLMC, VRN, 4.70%, 12/15/14	375,875	403,534
FHLMC, VRN, 5.12%, 12/15/14	104,206	108,678
FHLMC, VRN, 5.38%, 12/15/14	229,111	239,971
FHLMC, VRN, 6.13%, 12/15/14	130,884	138,432
FNMA, VRN, 2.33%, 12/25/13	237,130	252,213
FNMA, VRN, 2.38%, 12/25/13	30,308	32,149
FNMA, VRN, 2.70%, 12/25/13	348,713	353,716
FNMA, VRN, 3.32%, 12/25/13	175,912	182,663
FNMA, VRN, 3.36%, 12/25/13	146,121	156,001
FNMA, VRN, 3.79%, 12/25/13	235,509	248,271
FNMA, VRN, 3.92%, 12/25/13	181,737	192,208
FNMA, VRN, 3.94%, 12/25/13	87,447	92,945
FNMA, VRN, 5.38%, 12/25/13	319,962	344,655
		6,962,073
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 6.7%
FHLMC, 7.00%, 6/1/14	1,953	1,977
FHLMC, 6.50%, 6/1/16	13,903	14,510
FHLMC, 4.50%, 1/1/19	360,751	382,954
FHLMC, 5.00%, 1/1/21	580,441	627,917
FHLMC, 5.00%, 4/1/21	135,064	144,131
FHLMC, 8.00%, 7/1/30	5,540	6,561
FHLMC, 6.50%, 5/1/31	15,276	16,996
FHLMC, 5.50%, 12/1/33	217,633	239,890
FHLMC, 5.50%, 1/1/38	565,904	614,253
FHLMC, 6.00%, 2/1/38	565,056	620,980
FHLMC, 6.00%, 11/1/38	470,025	516,417
FHLMC, 4.00%, 4/1/41	915,798	957,335
FHLMC, 6.50%, 7/1/47	26,773	28,793
FNMA, 6.00%, 4/1/14	596	600
FNMA, 7.50%, 6/1/15	462	464
FNMA, 4.50%, 5/1/19	173,088	184,642
FNMA, 4.50%, 5/1/19	228,231	243,458
FNMA, 5.00%, 9/1/20	370,642	399,702
FNMA, 7.00%, 6/1/26	643	750
FNMA, 7.50%, 3/1/27	2,368	2,432
FNMA, 6.50%, 6/1/29	12,960	14,418
FNMA, 7.00%, 7/1/29	9,544	10,839

35

Shares/ Principal Amount	Value

FNMA, 7.00%, 3/1/30		$ 12,895	$ 14,721
FNMA, 7.50%, 9/1/30		6,911	7,998
FNMA, 6.50%, 9/1/31		46,913	52,154
FNMA, 7.00%, 9/1/31		15,894	18,028
FNMA, 6.50%, 1/1/32		19,349	21,508
FNMA, 5.50%, 6/1/33		173,928	191,766
FNMA, 5.50%, 8/1/33		850,004	932,388
FNMA, 5.50%, 9/1/33		239,119	265,435
FNMA, 5.00%, 11/1/33		832,852	909,374
FNMA, 5.50%, 1/1/34		663,169	728,256
FNMA, 4.50%, 9/1/35		510,655	546,575
FNMA, 5.00%, 2/1/36		827,640	900,680
FNMA, 5.50%, 4/1/36		156,036	171,000
FNMA, 5.00%, 10/1/36		162,829	177,080
FNMA, 5.50%, 12/1/36		365,914	400,584
FNMA, 5.50%, 1/1/37		1,020,514	1,117,908
FNMA, 5.50%, 2/1/37		231,523	253,589
FNMA, 6.50%, 8/1/37		264,509	284,913
FNMA, 5.00%, 4/1/40		1,470,831	1,607,790
FNMA, 4.50%, 8/1/40		1,738,025	1,858,266
FNMA, 4.00%, 1/1/41		1,320,679	1,383,801
FNMA, 4.50%, 1/1/41		1,434,341	1,540,667
FNMA, 4.50%, 2/1/41		1,122,002	1,201,094
FNMA, 4.50%, 7/1/41		823,547	884,309
FNMA, 4.50%, 9/1/41		668,854	716,009
FNMA, 4.00%, 12/1/41		1,384,733	1,448,716
FNMA, 4.00%, 1/1/42		843,409	880,839
FNMA, 4.00%, 1/1/42		1,012,470	1,058,768
FNMA, 3.50%, 5/1/42		2,160,250	2,181,337
FNMA, 3.50%, 6/1/42		929,501	939,046
FNMA, 3.50%, 9/1/42		1,717,753	1,737,093
FNMA, 3.00%, 11/1/42		1,681,601	1,627,084
FNMA, 6.50%, 8/1/47		54,676	59,086
FNMA, 6.50%, 8/1/47		51,294	55,488
FNMA, 6.50%, 9/1/47		184,835	199,689
FNMA, 6.50%, 9/1/47		6,598	7,131
FNMA, 6.50%, 9/1/47		19,524	21,105
FNMA, 6.50%, 9/1/47		60,111	64,938
FNMA, 6.50%, 9/1/47		18,937	20,453
GNMA, 7.00%, 1/15/24		3,073	3,479
GNMA, 8.00%, 7/15/24		5,622	6,185
GNMA, 8.00%, 9/15/24		4,503	5,160
GNMA, 9.00%, 4/20/25		1,390	1,633
GNMA, 7.00%, 9/15/25		9,292	9,828
GNMA, 7.50%, 10/15/25		9,160	10,424
GNMA, 7.50%, 2/15/26		15,016	17,177
GNMA, 6.00%, 4/15/26		1,367	1,519
GNMA, 8.25%, 7/15/26		34,861	36,797
GNMA, 7.00%, 12/15/27		22,327	23,242
GNMA, 6.50%, 2/15/28		7,466	8,340
GNMA, 6.50%, 2/15/28		1,371	1,531
GNMA, 6.50%, 3/15/28		11,056	12,358
GNMA, 6.50%, 4/15/28		1,417	1,583
GNMA, 6.00%, 10/15/28		26,446	29,519
GNMA, 7.00%, 5/15/31		13,455	16,038
GNMA, 5.50%, 11/15/32		118,925	131,133
GNMA, 6.50%, 10/15/38		1,519,401	1,703,248
GNMA, 4.00%, 1/20/41		1,898,077	2,010,153
GNMA, 4.50%, 5/20/41		1,243,151	1,345,357
GNMA, 4.50%, 6/15/41		495,313	540,415
GNMA, 4.00%, 12/15/41		2,309,135	2,438,389
GNMA, 3.50%, 6/20/42		852,177	871,800
GNMA, 3.50%, 7/20/42		648,632	663,569
			41,405,562
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $47,401,923)			48,367,635
Sovereign Governments and Agencies — 6.9%
AUSTRALIA — 0.1%
Australia Government Bond, 5.75%, 7/15/22	AUD	445,000	454,602
Australia Government Bond, 5.50%, 4/21/23	AUD	135,000	135,914
New South Wales Treasury Corp., 5.50%, 3/1/17	AUD	285,000	277,247
			867,763
AUSTRIA — 0.5%
Austria Government Bond, 3.40%, 10/20/14(4)	EUR	450,000	628,944
Austria Government Bond, 4.30%, 9/15/17(4)	EUR	190,000	293,984
Austria Government Bond, 4.35%, 3/15/19(4)	EUR	655,000	1,042,717
Austria Government Bond, 3.90%, 7/15/20(4)	EUR	285,000	449,419
Austria Government Bond, 3.40%, 11/22/22(4)	EUR	75,000	114,725
Austria Government Bond, 4.15%, 3/15/37(4)	EUR	265,000	442,523
			2,972,312

36

Shares/ Principal Amount	Value

BELGIUM — 0.4%
Belgium Government Bond, 4.00%, 3/28/18(4)	EUR	540,000	$ 830,500
Belgium Government Bond, 3.75%, 9/28/20(4)	EUR	260,000	402,229
Belgium Government Bond, 2.25%, 6/22/23	EUR	225,000	303,444
Belgium Government Bond, 5.00%, 3/28/35(4)	EUR	360,000	621,076
Belgium Government Bond, 4.25%, 3/28/41(4)	EUR	280,000	440,840
			2,598,089
CANADA — 0.4%
Canadian Government Bond, 5.00%, 6/1/14	CAD	490,000	470,350
Canadian Government Bond, 1.50%, 3/1/17	CAD	300,000	283,963
Canadian Government Bond, 3.75%, 6/1/19	CAD	280,000	289,597
Canadian Government Bond, 5.75%, 6/1/33	CAD	345,000	453,599
Province of British Columbia, 3.25%, 12/18/21	CAD	315,000	304,627
Province of Ontario Canada, 5.45%, 4/27/16		$130,000	144,989
Province of Ontario Canada, 1.00%, 7/22/16		$90,000	90,792
Province of Ontario Canada, 1.60%, 9/21/16		$90,000	92,209
Province of Ontario Canada, 4.40%, 6/2/19	CAD	400,000	415,909
			2,546,035
DENMARK — 0.3%
Denmark Government Bond, 4.00%, 11/15/17	DKK	2,220,000	462,124
Denmark Government Bond, 4.00%, 11/15/19	DKK	290,000	62,321
Denmark Government Bond, 7.00%, 11/10/24	DKK	1,830,000	510,280
Denmark Government Bond, 4.50%, 11/15/39	DKK	2,435,000	607,273
			1,641,998
FINLAND — 0.4%
Finland Government Bond, 3.125%, 9/15/14(4)	EUR	460,000	639,953
Finland Government Bond, 3.875%, 9/15/17(4)	EUR	455,000	694,841
Finland Government Bond, 4.375%, 7/4/19(4)	EUR	239,000	383,297
Finland Government Bond, 1.625%, 9/15/22(4)	EUR	295,000	395,178
Finland Government Bond, 4.00%, 7/4/25(4)	EUR	285,000	458,778
Finland Government Bond, 2.625%, 7/4/42(4)	EUR	120,000	159,105
			2,731,152
FRANCE — 0.4%
France Government Bond OAT, 4.00%, 4/25/14	EUR	210,000	289,809
France Government Bond OAT, 3.25%, 10/25/21	EUR	200,000	302,346
France Government Bond OAT, 5.50%, 4/25/29	EUR	145,000	262,132
France Government Bond OAT, 4.75%, 4/25/35	EUR	260,000	444,085
French Treasury Note BTAN, 2.25%, 2/25/16	EUR	645,000	915,253
			2,213,625
GERMANY — 0.4%
Bundesobligation, 2.00%, 2/26/16	EUR	510,000	722,028
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	235,000	431,100
Bundesrepublik Deutschland, 4.25%, 7/4/39	EUR	275,000	486,953
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond, 0.75%, 4/15/18	EUR	748,266	1,067,850
			2,707,931
JAPAN — 1.7%
Japan Government Ten Year Bond, 1.20%, 6/20/15	JPY	210,000,000	2,085,225
Japan Government Ten Year Bond, 1.50%, 9/20/18	JPY	262,500,000	2,723,107
Japan Government Ten Year Bond, 1.00%, 12/20/21	JPY	198,500,000	2,019,089
Japan Government Thirty Year Bond, 2.40%, 3/20/37	JPY	87,600,000	991,852
Japan Government Thirty Year Bond, 2.00%, 9/20/41	JPY	70,900,000	747,097
Japan Government Twenty Year Bond, 2.10%, 12/20/26	JPY	158,000,000	1,781,648
			10,348,018

37

Shares/ Principal Amount	Value

NETHERLANDS — 0.2%
Netherlands Government Bond, 3.50%, 7/15/20(4)	EUR	615,000	$ 950,733
Netherlands Government Bond, 2.25%, 7/15/22(4)	EUR	85,000	119,530
			1,070,263
NEW ZEALAND†
New Zealand Government Bond, 5.00%, 3/15/19	NZD	175,000	147,203
NORWAY — 0.2%
Norway Government Bond, 4.25%, 5/19/17	NOK	930,000	164,273
Norway Government Bond, 3.75%, 5/25/21	NOK	6,240,000	1,103,031
			1,267,304
SINGAPORE — 0.1%
Singapore Government Bond, 2.375%, 4/1/17	SGD	270,000	229,000
Singapore Government Bond, 3.125%, 9/1/22	SGD	120,000	102,253
			331,253
SWEDEN — 0.2%
Sweden Government Bond, 6.75%, 5/5/14	SEK	2,400,000	374,904
Sweden Government Bond, 4.25%, 3/12/19	SEK	1,505,000	260,251
Sweden Government Bond, 3.50%, 6/1/22	SEK	3,210,000	543,808
			1,178,963
SWITZERLAND — 0.1%
Switzerland Government Bond, 2.00%, 4/28/21	CHF	150,000	181,956
Switzerland Government Bond, 2.50%, 3/8/36	CHF	95,000	124,363
			306,319
UNITED KINGDOM — 1.5%
United Kingdom Gilt, 5.00%, 9/7/14	GBP	635,000	1,075,280
United Kingdom Gilt, 4.00%, 9/7/16	GBP	810,000	1,443,886
United Kingdom Gilt, 4.50%, 3/7/19	GBP	695,000	1,297,022
United Kingdom Gilt, 8.00%, 6/7/21	GBP	69,000	157,486
United Kingdom Gilt, 3.75%, 9/7/21	GBP	885,000	1,593,362
United Kingdom Gilt, 6.00%, 12/7/28	GBP	500,000	1,091,830
United Kingdom Gilt, 4.25%, 6/7/32	GBP	180,000	329,434
United Kingdom Gilt, 4.25%, 3/7/36	GBP	850,000	1,555,243
United Kingdom Gilt, 4.50%, 12/7/42	GBP	50,000	95,993
United Kingdom Gilt, 4.25%, 12/7/55	GBP	450,000	853,721
			9,493,257
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $42,732,039)			42,421,485
Commercial Paper(6) — 4.1%
Bank of Nova Scotia, 0.17%, 12/30/13		$ 2,400,000	2,399,835
BNP Paribas Finance, Inc., 0.16%, 12/2/13		2,400,000	2,399,976
Catholic Health Initiatives, 0.16%, 12/5/13		2,400,000	2,399,972
Crown Point Capital Co., 0.15%, 12/2/13(4)		2,400,000	2,399,974
Lexington Parker Capital, 0.17%, 1/16/14(4)		1,000,000	999,771
Lexington Parker Capital, 0.15%, 12/2/13(4)		2,400,000	2,399,972
Liberty Street Funding LLC, 0.17%, 2/25/14(4)		2,400,000	2,398,833
Old Line Funding LLC, 0.20%, 2/11/14(4)		2,400,000	2,399,561
San Francisco City & County Public Utilities Commission, 0.13%, 12/10/13		2,400,000	2,400,000
Thunder Bay Funding LLC, 0.17%, 3/21/14(4)		2,400,000	2,398,429
Toyota Motor Credit Corp., 0.21%, 1/9/14		2,400,000	2,399,699
TOTAL COMMERCIAL PAPER (Cost $24,995,653)			24,996,022
Municipal Securities — 3.7%
Alameda County Industrial Development Authority Rev., (Pacific Paper Tube), VRDN, 0.08%, 12/5/13 (LOC: Wells Fargo Bank N.A.)		1,875,000	1,875,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50		65,000	80,324
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40		130,000	161,652

38

Shares/ Principal Amount	Value

California GO, (Building Bonds), 7.55%, 4/1/39	$ 30,000	$ 40,625
California GO, (Building Bonds), 7.30%, 10/1/39	80,000	104,621
California GO, (Building Bonds), 7.60%, 11/1/40	65,000	89,066
California Infrastructure & Economic Development Bank Rev., Series 1999 A, VRDN, 0.16%, 12/5/13 (LOC: Comerica Bank)	580,000	580,000
Chambersburg Municipal Authority Rev., (Wilson College), VRDN, 0.08%, 12/5/13 (LOC: Bank of America N.A.)	1,700,000	1,700,000
City of Lowell Rev., (Little Rock Newspapers), VRDN, 0.11%, 12/4/13 (LOC: JPMorgan Chase Bank N.A.)	2,200,000	2,200,000
City of New York GO, Series 1995 F-5, VRDN, 0.08%, 12/4/13 (LOC: Bayerische Landesbank)	1,360,000	1,360,000
City of Russell Rev., Series 2002 B, (Bon Secours Health System), VRDN, 0.08%, 12/5/13 (AGM)(LOC: JPMorgan Chase Bank N.A.)	1,310,000	1,310,000
City of Venice Health Care Rev., Series 2002 B, (Bon Secours Health System), VRDN, 0.09%, 12/5/13 (AGM) (LOC: JPMorgan Chase Bank N.A.)	1,000,000	1,000,000
Florida Housing Finance Corp. Rev., Series 2003 E1, (St. Andrews Pointe Apartments), VRDN, 0.07%, 12/5/13 (LIQ FAC: FNMA)	715,000	715,000
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	130,000	119,766
Little Rock Metrocentre Improvement District No. 1 Rev., (Little Rock Newspapers, Inc.), VRDN, 0.09%, 12/2/13 (LOC: JPMorgan Chase Bank N.A.)	900,000	900,000
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	65,000	77,269
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	80,000	90,522
Massachusetts Bay Transportation Authority Rev., (General Transportation System), VRDN, 0.09%, 12/4/13 (SBBPA: Landesbank Baden-Wurttemberg)	2,400,000	2,400,000
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	55,000	66,966
Missouri State Health & Educational Facilities Authority Rev., (Kansas City Art Institute), VRDN, 0.07%, 12/2/13 (LOC: Commerce Bank N.A.)	600,000	600,000
Nevada Housing Division Multifamily Rev., (Golden Apartments), VRDN, 0.09%, 12/5/13 (LIQ FAC: FHLMC)	1,600,000	1,600,000
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	100,000	136,127
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	75,000	98,522
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	40,000	47,914
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	110,000	114,180
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.19%, 12/4/13 (LOC: FNMA)	745,000	745,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	70,000	82,007

39

Shares/ Principal Amount	Value

Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	$ 50,000	$ 48,939
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	120,000	106,705
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	150,000	168,069
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	180,000	197,307
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	95,000	96,788
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	75,000	87,509
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	105,000	117,014
Texas GO, (Building Bonds), 5.52%, 4/1/39	125,000	145,453
Town of Hillsborough COP, Series 2003 A, (Water & Sewer System), VRDN, 0.12%, 12/5/13 (SBBPA: JPMorgan Chase Bank N.A.)	1,200,000	1,200,000
University of California Rev., Series 2013 AL-2, VRDN, 0.03%, 12/5/13	1,000,000	1,000,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	50,000	52,555
West Basin Municipal Water District COP, Series 2008 A1, VRDN, 0.08%, 12/4/13 (SBBPA: Citibank N.A.)	1,425,000	1,425,000
TOTAL MUNICIPAL SECURITIES (Cost $22,695,002)		22,939,900
Commercial Mortgage-Backed Securities(5) — 1.3%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	86,515	86,635
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/1/13	250,000	266,111
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/1/13	200,000	214,452
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(4)	200,000	191,170
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(4)	325,000	304,928
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	200,000	201,792
Commercial Mortgage Pass-Through Certificates, Series 2004-LB2A, Class A4 SEQ, 4.72%, 3/10/39	101,984	102,176
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 12/1/13	181,496	182,861
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 12/1/13	300,000	308,899
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 12/1/13	403,343	409,191
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	300,000	312,619

40

Shares/ Principal Amount	Value

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	$ 1,025,000	$ 1,066,538
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(4)	375,000	374,872
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/10/13(4)	650,000	619,436
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	250,000	261,121
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	120,717	123,177
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	217,462	218,284
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.71%, 12/11/13	235,714	238,677
LB-UBS Commercial Mortgage Trust, Series 2005-C2, Class A4 SEQ, 5.00%, 4/15/30	380,143	384,919
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class A4 SEQ, 4.95%, 9/15/30	525,797	551,404
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 12/11/13	100,000	107,711
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	300,000	287,142
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	25,173	25,199
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	456,701	468,638
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	20,423	20,600
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	875,000	897,892
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,356,565)		8,226,444
Exchange-Traded Funds — 0.4%
iShares MSCI EAFE Index Fund	17,850	1,182,384
iShares Russell 1000 Growth Index Fund	3,832	321,466
iShares Russell 2000 Value Index Fund	780	76,557
iShares Russell Midcap Value Index Fund	17,979	1,156,230
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,537,854)		2,736,637
U.S. Government Agency Securities — 0.4%
FHLMC, 2.375%, 1/13/22	$ 980,000	954,030
FNMA, 6.625%, 11/15/30	1,290,000	1,717,604
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,707,352)		2,671,634
Collateralized Mortgage Obligations(5) — 0.2%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATION — 0.1%
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/1/13(4)	211,313	205,101
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	633,218	694,861
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $830,252)		899,962

41

Shares/ Principal Amount	Value

Asset-Backed Securities(5)†
US Airways 2013-1 Class A Pass Through Trust, 3.95%, 5/15/27 (Cost $77,257)	$ 80,000	$ 77,200
Convertible Preferred Stocks†
HOUSEHOLD DURABLES†
Beazer Homes USA, Inc., 7.50%, 7/15/15	543	17,745
TOBACCO†
Universal Corp., 6.75%	9	10,758
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $24,017)		28,503

	Shares	Value
Temporary Cash Investments — 3.0%
SSgA U.S. Government Money Market Fund (Cost $18,376,462)	18,376,462	$ 18,376,462
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $533,359,991)		616,240,744
OTHER ASSETS AND LIABILITIES†		(71,582)
TOTAL NET ASSETS — 100.0%		$616,169,162

42

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
AUD	80,000	USD	74,521	Deutsche Bank	1/23/14	$ (1,940)
AUD	429,362	USD	398,512	Westpac Group	1/23/14	(8,970)
USD	56,278	AUD	60,000	Barclays Bank plc	1/23/14	1,843
CAD	28,716	USD	27,211	JPMorgan Chase Bank N.A.	12/31/13	(205)
CAD	120,653	USD	115,000	Deutsche Bank	1/23/14	(1,595)
USD	1,109,048	CAD	1,170,689	JPMorgan Chase Bank N.A.	12/31/13	8,070
USD	95,000	CAD	99,854	Deutsche Bank	1/23/14	1,145
USD	60,000	CAD	63,275	Deutsche Bank	1/23/14	526
USD	479,717	CAD	504,154	HSBC Holdings plc	1/23/14	5,850
USD	40,000	CAD	42,403	HSBC Holdings plc	1/23/14	144
CHF	3,497	USD	3,835	Credit Suisse AG	12/31/13	24
CHF	6,872	USD	7,578	Credit Suisse AG	12/31/13	6
CHF	149,988	USD	163,936	UBS AG	1/23/14	1,619
USD	100,414	CHF	91,118	Credit Suisse AG	12/31/13	(141)
USD	95,000	CHF	86,601	Deutsche Bank	1/23/14	(589)
CZK	4,844,556	USD	240,758	Deutsche Bank	1/23/14	(151)
CZK	813,581	USD	40,304	Deutsche Bank	1/23/14	103
USD	35,000	CZK	703,825	UBS AG	1/23/14	44
DKK	4,093,126	USD	739,913	Barclays Bank plc	1/23/14	6,104
DKK	203,522	USD	36,951	Barclays Bank plc	1/23/14	143
DKK	410,362	USD	74,329	UBS AG	1/23/14	464
USD	36,549	DKK	201,271	UBS AG	1/23/14	(135)
EUR	25,297	USD	34,192	UBS AG	12/31/13	180
EUR	31,944	USD	43,368	UBS AG	12/31/13	37
EUR	515,346	USD	694,005	Barclays Bank plc	1/23/14	6,264
EUR	200,000	USD	270,017	Barclays Bank plc	1/23/14	1,749
EUR	30,000	USD	40,802	Barclays Bank plc	1/23/14	(37)
USD	241,921	EUR	178,615	UBS AG	12/31/13	(777)
USD	94,658	EUR	69,887	UBS AG	12/31/13	(304)
USD	663,240	EUR	489,681	UBS AG	12/31/13	(2,130)
USD	3,772	EUR	2,778	UBS AG	12/31/13	(3)
USD	182,664	EUR	135,000	Barclays Bank plc	1/23/14	(779)
USD	181,379	EUR	135,000	Barclays Bank plc	1/23/14	(2,063)
USD	81,683	EUR	60,000	HSBC Holdings plc	1/23/14	153
GBP	40,000	USD	65,175	Barclays Bank plc	1/23/14	253
GBP	25,000	USD	40,289	Deutsche Bank	1/23/14	603
USD	104,792	GBP	64,685	Credit Suisse AG	12/31/13	(1,031)
USD	3,938	GBP	2,438	Credit Suisse AG	12/31/13	(51)
USD	1,159,136	GBP	719,526	Barclays Bank plc	1/23/14	(17,791)
USD	104,861	GBP	65,000	Barclays Bank plc	1/23/14	(1,459)
USD	87,001	GBP	53,133	HSBC Holdings plc	1/23/14	92
HKD	279,000	USD	35,991	Westpac Group	1/23/14	1
JPY	3,728,947	USD	37,203	Barclays Bank plc	1/23/14	(789)
JPY	32,231,588	USD	315,000	HSBC Holdings plc	1/23/14	(256)
JPY	12,015,792	USD	120,000	UBS AG	1/23/14	(2,665)
JPY	3,560,771	USD	35,000	UBS AG	1/23/14	(229)
JPY	113,065,209	USD	1,131,829	Westpac Group	1/23/14	(27,739)
USD	40,000	JPY	4,007,140	Barclays Bank plc	1/23/14	870

43

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
USD	50,000	JPY	5,057,750	Barclays Bank plc	1/23/14	$ 611
KRW	1,998,361,344	USD	1,858,595	Westpac Group	1/23/14	24,671
KRW	288,840,750	USD	268,639	Westpac Group	1/23/14	3,566
KRW	37,124,500	USD	35,000	Westpac Group	1/23/14	(14)
KRW	106,200,000	USD	100,000	Westpac Group	1/23/14	83
KRW	84,880,000	USD	80,000	Westpac Group	1/23/14	(9)
USD	95,000	KRW	101,336,500	Westpac Group	1/23/14	(500)
NOK	639,836	USD	105,000	Deutsche Bank	1/23/14	(768)
USD	1,021,694	NOK	6,308,296	Deutsche Bank	1/23/14	(5,955)
NZD	55,000	USD	45,767	Barclays Bank plc	1/23/14	(1,180)
NZD	246,722	USD	203,363	Westpac Group	1/23/14	(3,351)
USD	231,111	NZD	285,000	Westpac Group	1/23/14	68
SEK	1,323,747	USD	200,000	Deutsche Bank	1/23/14	1,598
USD	820,000	SEK	5,458,398	UBS AG	1/23/14	(11,280)
SGD	124,377	USD	100,000	Deutsche Bank	1/23/14	(879)
SGD	82,852	USD	66,353	HSBC Holdings plc	1/23/14	(325)
USD	60,000	SGD	75,031	Barclays Bank plc	1/23/14	205
USD	240,000	SGD	301,584	Westpac Group	1/23/14	(343)
TWD	2,162,145	USD	73,120	Westpac Group	1/23/14	77
USD	94,325	TWD	2,789,200	Westpac Group	1/23/14	(100)
USD	50,000	TWD	1,467,500	Westpac Group	1/23/14	320
						$ (29,047)

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
10	U.S. Treasury 10- Year Notes	March 2014	$1,253,750	$ 307
4	U.S. Treasury Ultra Long Bonds	March 2014	556,500	(2,821)
			$1,810,250	$(2,514)

44

Notes to Schedule of Investments

ADR = American Depositary Receipt

AGM = Assured Guaranty Municipal Corporation

AUD = Australian Dollar

CAD = Canadian Dollar

CHF = Swiss Franc

COP = Certificates of Participation

CVA = Certificaten Van Aandelen

CZK = Czech Koruna

DKK = Danish Krone

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GNMA = Government National Mortgage Association

GO = General Obligation

HKD = Hong Kong Dollar

JPY = Japanese Yen

KRW = South Korea Won

LIQ FAC = Liquidity Facilities

LOC = Letter of Credit

MTN = Medium Term Note

NOK = Norwegian Krone

NZD = New Zealand Dollar

SBBPA = Standby Bond Purchase Agreement

SEK = Swedish Krona

SEQ = Sequential Payer

SGD = Singapore Dollar

TWD = Taiwanese Dollar

USD = United States Dollar

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $40,073.

(3)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(4)

Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $25,715,334, which represented 4.2% of total net assets.

(5)	Final maturity date indicated, unless otherwise noted.

(6)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

(7)

Security has not been registered with the Securities and Exchange Commission and may be subject to resale, redemption or transferability restrictions (not including a security purchased pursuant to Rule 144A under the Securities Act of 1933). The aggregate value of these securities at the period end was $3,000,000, which represented 0.5% of total net assets.

See Notes to Financial Statements.

45

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $533,359,991)	$616,240,744
Foreign currency holdings, at value (cost of $156,986)	157,127
Receivable for investments sold	2,221,325
Receivable for capital shares sold	737,406
Receivable for variation margin on futures contracts	594
Unrealized gain on forward foreign currency exchange contracts	67,486
Dividends and interest receivable	2,312,062
621,736,744

Liabilities
Disbursements in excess of demand deposit cash	607,327
Payable for investments purchased	4,034,431
Payable for capital shares redeemed	246,252
Unrealized loss on forward foreign currency exchange contracts	96,533
Accrued management fees	491,927
Distribution and service fees payable	91,112
5,567,582

Net Assets	$616,169,162

Net Assets Consist of:
Capital (par value and paid-in surplus)	$505,673,172
Undistributed net investment income	558,627
Undistributed net realized gain	27,057,869
Net unrealized appreciation	82,879,494
$616,169,162

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$280,567,533	45,050,146	$6.23
Institutional Class, $0.01 Par Value	$33,833,343	5,428,475	$6.23
A Class, $0.01 Par Value	$242,796,495	39,012,620	$6.22*
B Class, $0.01 Par Value	$2,688,421	433,179	$6.21
C Class, $0.01 Par Value	$40,649,859	6,548,436	$6.21
R Class, $0.01 Par Value	$15,392,143	2,475,026	$6.22
R6 Class, $0.01 Par Value	$241,368	38,727	$6.23

*  Maximum offering price $6.60 (net asset value divided by 0.9425).

See Notes to Financial Statements.

46

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Interest	$6,434,124
Dividends (net of foreign taxes withheld of $89,767)	5,860,546
12,294,670

Expenses:
Management fees	5,842,473
Distribution and service fees:
A Class	582,825
B Class	30,831
C Class	378,983
R Class	78,530
Directors’ fees and expenses	32,440
Other expenses	3,026
6,949,108

Net investment income (loss)	5,345,562

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	41,268,805
Futures contract transactions	198,818
Foreign currency transactions	(203,770)
41,263,853

Change in net unrealized appreciation (depreciation) on:
Investments	8,146,408
Futures contracts	(3,215)
Translation of assets and liabilities in foreign currencies	(63,820)
8,079,373

Net realized and unrealized gain (loss)	49,343,226

Net Increase (Decrease) in Net Assets Resulting from Operations	$54,688,788

See Notes to Financial Statements.

47

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$ 5,345,562	$ 7,673,427
Net realized gain (loss)	41,263,853	23,792,880
Change in net unrealized appreciation (depreciation)	8,079,373	21,985,559
Net increase (decrease) in net assets resulting from operations	54,688,788	53,451,866

Distributions to Shareholders
From net investment income:
Investor Class	(3,229,262)	(3,499,823)
Institutional Class	(586,007)	(1,112,240)
A Class	(2,287,332)	(2,699,604)
B Class	(11,882)	(19,678)
C Class	(134,459)	(165,011)
R Class	(115,482)	(120,092)
R6 Class	(82)	—
From net realized gains:
Investor Class	(8,930,149)	(4,089,562)
Institutional Class	(2,008,595)	(1,143,489)
A Class	(7,993,001)	(3,827,936)
B Class	(117,940)	(71,617)
C Class	(1,244,516)	(568,435)
R Class	(498,056)	(201,878)
Decrease in net assets from distributions	(27,156,763)	(17,519,365)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(14,784,687)	12,676,511

Net increase (decrease) in net assets	12,747,338	48,609,012

Net Assets
Beginning of period	603,421,824	554,812,812
End of period	$616,169,162	$603,421,824

Undistributed net investment income	$558,627	$1,751,545

See Notes to Financial Statements.

48

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Conservative Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

49

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

50

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

51

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.00% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.60% to 0.80% for the Institutional Class and 0.45% to 0.65% for the R6 Class. The effective annual management fee for each class for the period ended November 30, 2013 was 0.99% for the Investor Class, A Class, B Class, C Class and R Class, 0.79% for the Institutional Class and 0.64% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2013 totaled $380,053,092, of which $121,132,573 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 totaled $424,349,316, of which $114,348,698 represented U.S. Treasury and Government Agency obligations.

52

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013(1)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	325,000,000		325,000,000
Sold	13,925,670	$ 83,207,083	8,918,863	$ 51,447,061
Issued in reinvestment of distributions	2,041,385	11,897,937	1,326,550	7,410,867
Redeemed	(13,593,382)	(81,260,649)	(8,645,780)	(49,826,673)
	2,373,673	13,844,371	1,599,633	9,031,255
Institutional Class/Shares Authorized	50,000,000		100,000,000
Sold	3,524,352	21,148,513	3,722,359	21,498,848
Issued in reinvestment of distributions	441,421	2,568,995	399,808	2,239,689
Redeemed	(8,636,101)	(51,081,160)	(5,464,107)	(31,930,425)
	(4,670,328)	(27,363,652)	(1,341,940)	(8,191,888)
A Class/Shares Authorized	200,000,000		200,000,000
Sold	10,359,593	62,004,857	10,587,669	61,004,128
Issued in reinvestment of distributions	1,715,119	9,988,154	1,130,227	6,299,774
Redeemed	(12,814,021)	(76,255,726)	(10,041,740)	(57,980,455)
	(739,309)	(4,262,715)	1,676,156	9,323,447
B Class/Shares Authorized	25,000,000		25,000,000
Sold	36,505	219,326	24,315	139,505
Issued in reinvestment of distributions	20,922	121,363	15,420	85,054
Redeemed	(219,676)	(1,312,509)	(188,764)	(1,090,491)
	(162,249)	(971,820)	(149,029)	(865,932)
C Class/Shares Authorized	50,000,000		25,000,000
Sold	1,749,989	10,484,177	1,376,160	7,958,375
Issued in reinvestment of distributions	218,851	1,269,859	119,319	658,529
Redeemed	(1,485,345)	(8,880,696)	(1,190,570)	(6,881,195)
	483,495	2,873,340	304,909	1,735,709
R Class/Shares Authorized	25,000,000		25,000,000
Sold	1,061,867	6,320,275	1,236,841	7,146,424
Issued in reinvestment of distributions	104,970	610,946	57,826	321,716
Redeemed	(1,019,487)	(6,071,097)	(999,423)	(5,824,220)
	147,350	860,124	295,244	1,643,920
R6 Class/Shares Authorized	50,000,000		N/A
Sold	38,761	235,877
Issued in reinvestment of distributions	14	82
Redeemed	(48)	(294)
	38,727	235,665
Net increase (decrease)	(2,528,641)	$(14,784,687)	2,384,973	$ 12,676,511

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

53

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$240,531,789	$ 37,818,350	—
U.S. Treasury Securities	—	116,714,344	—
Corporate Bonds	—	49,434,377	—
U.S. Government Agency Mortgage-Backed Securities	—	48,367,635	—
Sovereign Governments and Agencies	—	42,421,485	—
Commercial Paper	—	24,996,022	—
Municipal Securities	—	22,939,900	—
Commercial Mortgage-Backed Securities	—	8,226,444	—
Exchange-Traded Funds	2,736,637	—	—
U.S. Government Agency Securities	—	2,671,634	—
Collateralized Mortgage Obligations	—	899,962	—
Asset-Backed Securities	—	77,200	—
Convertible Preferred Stocks	—	28,503	—
Temporary Cash Investments	18,376,462	—	—
Total Value of Investment Securities	$261,644,888	$354,595,856	—
Other Financial Instruments
Futures Contracts	$307	—	—
Forward Foreign Currency Exchange Contracts	—	$67,486	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$307	$67,486	—

Liabilities
Other Financial Instruments
Futures Contracts	$(2,821)	—	—
Forward Foreign Currency Exchange Contracts	—	$(96,533)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(2,821)	$(96,533)	—

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7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

55

Value of Derivative Instruments as of November 30, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$67,486	Unrealized loss on forward foreign currency exchange contracts	$96,533
Interest Rate Risk	Receivable for variation margin on futures contracts*	594	Payable for variation margin on futures contracts*	—
		$68,080		$96,533
* Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$ 54,188	Change in net unrealized appreciation (depreciation) on futures contracts	$ (701)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(271,415)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(10,734)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	144,630	Change in net unrealized appreciation (depreciation) on futures contracts	(2,514)
		$ (72,597)		$(13,949)

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

9. Federal Tax Information

On December 17, 2013, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2013 of $0.3686 for the Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class.

On December 23, 2013, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2013:

Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
$0.0213	$0.0249	$0.0168	$0.0033	$0.0033	$0.0123	$0.0276

56

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$9,185,176	$7,589,119
Long-term capital gains	$17,971,587	$9,930,246

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$542,063,024
Gross tax appreciation of investments	$80,949,132
Gross tax depreciation of investments	(6,771,412)
Net tax appreciation (depreciation) of investments	$74,177,720
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$35,930
Net tax appreciation (depreciation)	$74,213,650
Other book-to-tax adjustments	$(339,816)
Undistributed ordinary income	$8,553,114
Accumulated long-term gains	$28,069,042

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

57

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$5.95	0.06	0.50	0.56	(0.07)	(0.21)	(0.28)	$6.23	9.74%	1.00%	1.06%	68%	$280,568
2012	$5.60	0.08	0.45	0.53	(0.08)	(0.10)	(0.18)	$5.95	9.75%	1.00%	1.44%	76%	$253,750
2011	$5.39	0.10	0.21	0.31	(0.10)	—	(0.10)	$5.60	5.71%	1.00%	1.73%	78%	$229,957
2010	$5.13	0.09	0.26	0.35	(0.09)	—	(0.09)	$5.39	6.85%	1.00%	1.68%	74%	$230,058
2009	$4.47	0.10	0.66	0.76	(0.10)	—	(0.10)	$5.13	17.18%	1.00%	2.19%	128%	$224,600
Institutional Class
2013	$5.95	0.07	0.50	0.57	(0.08)	(0.21)	(0.29)	$6.23	9.95%	0.80%	1.26%	68%	$33,833
2012	$5.60	0.09	0.45	0.54	(0.09)	(0.10)	(0.19)	$5.95	9.97%	0.80%	1.64%	76%	$60,090
2011	$5.39	0.11	0.21	0.32	(0.11)	—	(0.11)	$5.60	5.92%	0.80%	1.93%	78%	$64,086
2010	$5.13	0.10	0.26	0.36	(0.10)	—	(0.10)	$5.39	7.06%	0.80%	1.88%	74%	$57,330
2009	$4.47	0.11	0.66	0.77	(0.11)	—	(0.11)	$5.13	17.41%	0.80%	2.39%	128%	$126,394
A Class
2013	$5.94	0.05	0.50	0.55	(0.06)	(0.21)	(0.27)	$6.22	9.49%	1.25%	0.81%	68%	$242,796
2012	$5.60	0.07	0.44	0.51	(0.07)	(0.10)	(0.17)	$5.94	9.30%	1.25%	1.19%	76%	$236,226
2011	$5.38	0.08	0.22	0.30	(0.08)	—	(0.08)	$5.60	5.64%	1.25%	1.48%	78%	$213,039
2010	$5.13	0.07	0.25	0.32	(0.07)	—	(0.07)	$5.38	6.38%	1.25%	1.43%	74%	$212,820
2009	$4.47	0.09	0.65	0.74	(0.08)	—	(0.08)	$5.13	16.89%	1.25%	1.94%	128%	$214,683

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013	$5.93	—(3)	0.51	0.51	(0.02)	(0.21)	(0.23)	$6.21	8.83%	2.00%	0.06%	68%	$2,688
2012	$5.59	0.03	0.44	0.47	(0.03)	(0.10)	(0.13)	$5.93	8.54%	2.00%	0.44%	76%	$3,533
2011	$5.38	0.04	0.21	0.25	(0.04)	—	(0.04)	$5.59	4.67%	2.00%	0.73%	78%	$4,162
2010	$5.12	0.04	0.25	0.29	(0.03)	—	(0.03)	$5.38	5.78%	2.00%	0.68%	74%	$4,752
2009	$4.46	0.05	0.66	0.71	(0.05)	—	(0.05)	$5.12	16.05%	2.00%	1.19%	128%	$5,381
C Class
2013	$5.94	—(3)	0.50	0.50	(0.02)	(0.21)	(0.23)	$6.21	8.65%	2.00%	0.06%	68%	$40,650
2012	$5.59	0.03	0.45	0.48	(0.03)	(0.10)	(0.13)	$5.94	8.73%	2.00%	0.44%	76%	$35,998
2011	$5.38	0.04	0.21	0.25	(0.04)	—	(0.04)	$5.59	4.66%	2.00%	0.73%	78%	$32,205
2010	$5.12	0.04	0.25	0.29	(0.03)	—	(0.03)	$5.38	5.78%	2.00%	0.68%	74%	$29,329
2009	$4.46	0.05	0.66	0.71	(0.05)	—	(0.05)	$5.12	16.05%	2.00%	1.19%	128%	$29,468
R Class
2013	$5.94	0.03	0.50	0.53	(0.04)	(0.21)	(0.25)	$6.22	9.24%	1.50%	0.56%	68%	$15,392
2012	$5.59	0.05	0.45	0.50	(0.05)	(0.10)	(0.15)	$5.94	9.22%	1.50%	0.94%	76%	$13,824
2011	$5.38	0.07	0.21	0.28	(0.07)	—	(0.07)	$5.59	5.19%	1.50%	1.23%	78%	$11,364
2010	$5.12	0.06	0.26	0.32	(0.06)	—	(0.06)	$5.38	6.32%	1.50%	1.18%	74%	$11,677
2009	$4.46	0.08	0.65	0.73	(0.07)	—	(0.07)	$5.12	16.63%	1.50%	1.69%	128%	$7,718
R6 Class
2013(4)	$6.05	0.03	0.17	0.20	(0.02)	—	(0.02)	$6.23	3.32%	0.65%(5)	1.19%(5)	68%(6)	$241

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Conservative Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Conservative Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

61

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

64

Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and

66

approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

67

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

68

shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

69

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For corporate taxpayers, the fund hereby designates $4,272,692, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,528,662 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $20,641,558, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2013.

The fund utilized earnings and profits of $3,903,729 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

71

Notes

72

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American Century Strategic Asset Allocations, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80793 1401

ANNUAL REPORT	NOVEMBER 30, 2013

Strategic Allocation: Aggressive Fund

President’s Letter	2
Market Perspective	3
Performance	4
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	51
Statement of Operations	52
Statement of Changes in Net Assets	53
Notes to Financial Statements	54
Financial Highlights	63
Report of Independent Registered Public Accounting Firm	66
Management	67
Approval of Management Agreement	70
Additional Information	75

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

         Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended November 30, 2013. It provides investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

Annual reports remain important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Monetary Policy-Driven, “Risk-On” Results in Developed Countries

Stimulative monetary policies by central banks and slowly improving global economic conditions played a major part in financial market returns during the reporting period. The combination of an improving global economic outlook, mostly low costs of capital in the money markets, and central bank purchases of longer-maturity fixed income securities (a market liquidity-building strategy known as quantitative easing, QE) helped persuade investors to seek risk and yield, particularly in developed markets such as the U.S., Japan, and Europe. Broad stock index returns were stellar in these markets, particularly at the smaller capitalization end of the company size spectrum. Representing the broad markets, the S&P 500 and MSCI EAFE Indices returned 30.30% and 24.84%, respectively, for the reporting period, and their smaller capitalization counterparts performed even better.

At the same time, hints that QE might be tapered soon in the U.S. hampered government bond returns and emerging market stock indices. Broad emerging market stock indices posted positive single-digit returns, but government bond total returns dipped into negative territory, despite low inflation. Corporate bonds, especially high-yield corporates, generally performed better than government bonds because of their higher yields, declining spreads (yield differences between corporate and similar-maturity Treasury securities), and relatively low default rates, compared with historical averages.

As we enter 2014, there’s less uncertainty about the U.S. fiscal picture and global economic strength than a year ago, but headwinds continue. A full economic recovery from 2008 remains elusive—economic growth is still subpar compared with past recoveries. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios—as appropriate—for meeting financial goals. We appreciate your continued trust in us.

Sincerely,

Jonathan Thomas

President and Chief Executive Officer

American Century Investments

2

Market Perspective

By Scott Wittman, Chief Investment Officer, Asset Allocation and Disciplined Equity

Developed Market Stocks Rallied to Post Double-Digit Gains

Global stock market performance remained robust during the 12-month period ended November 30, 2013, with most major developed market indices posting double-digit gains. Despite persistent concerns about weak global growth and a slowdown in China, investors largely focused on central bank stimulus measures, marginally improving economic data in the U.S., Europe, and Japan, and relatively healthy corporate earnings, which fueled stock market optimism.

Prior to the reporting period, the U.S. Federal Reserve (the Fed) announced its third quantitative easing program (QE3). This effort, combined with similar large-scale stimulus measures from the European Central Bank and the Bank of Japan, favorable corporate earnings reports, and housing market gains in the U.S. and U.K., generally helped keep stocks in favor.

Overall, developed market stocks outperformed their emerging market counterparts. We believe this primarily was due to a slower-growth environment in China. In addition, rising inflation and currency weakness weighed on many developing nations.

Fed Policy Drove Bond Market Sentiment

The investment-grade U.S. bond market generally struggled during the 12 months. Uncertainty surrounding future Fed policy dominated the market backdrop for much of the period.

Beginning in spring 2013, modest economic gains led to fears the Fed would end QE3 sooner than expected. The Fed helped fuel those fears, indicating it may start tapering its monthly bond purchases later in the year. In response, yields increased and bond prices declined as investors expected the Fed to begin tapering in September. But Fed policymakers instead announced they would continue the current pace of bond buying until economic gains appear sustainable. This news sparked a short-term turnaround among bonds, but speculation around taper timing quickly resurfaced and bonds—particularly longer-maturity, interest-rate-sensitive securities—continued to struggle.

In this environment, most investment-grade bond market sectors posted negative returns. Shorter-maturity securities generally fared best and showed fractional gains. A preference for riskier, higher-yielding securities prevailed throughout the period, which put further pressure on lower-yielding, higher-quality securities—but bolstered high-yield corporate bonds.

Market Returns
For the 12 months ended November 30, 2013
U.S. Stocks		U.S. Bonds
Russell 1000 Index (large-cap)	30.96%	Barclays U.S. Aggregate Bond Index	-1.61%
Russell Midcap Index	33.81%	Barclays U.S. Corporate High-Yield Bond Index	8.55%
Russell 2000 Index (small-cap)	40.99%	U.S. Money Market
Foreign Stocks		Barclays U.S. 1–3 Month Treasury Bill Index	0.05%
MSCI EAFE Index	24.84%
MSCI Emerging Markets Index	3.66%

3

Performance

Total Returns as of November 30, 2013
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWSAX	19.71%	14.71%	7.66%	7.81%	2/15/96
S&P 500 Index	—	30.30%	17.59%	7.68%	7.99%(1)	—
Barclays U.S. Aggregate Bond Index	—	-1.61%	5.33%	4.71%	5.75%(1)	—
Barclays U.S. 1-3 Month Treasury Bill Index	—	0.05%	0.09%	1.59%	2.72%(1)	—
Institutional Class	AAAIX	20.13%	14.92%	7.89%	5.29%	8/1/00
A Class(2) No sales charge* With sales charge*	ACVAX	19.54% 12.65%	14.41% 13.07%	7.40% 6.77%	7.40% 7.02%	10/2/96
B Class No sales charge* With sales charge*	ALLBX	18.53% 14.53%	13.53% 13.41%	— —	6.63% 6.63%	9/30/04
C Class	ASTAX	18.57%	13.58%	6.60%	5.90%	11/27/01
R Class	AAARX	19.18%	14.14%	—	6.65%	3/31/05
R6 Class	AAAUX	—	—	—	6.31%(3)	7/26/13

*	Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 2/29/96, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

(3)	Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2003

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
1.21%	1.01%	1.46%	2.21%	2.21%	1.71%	0.86%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Portfolio Commentary

Portfolio Managers: Scott Wittman, Rich Weiss, Scott Wilson, and Radu Gabudean

In March 2013, portfolio manager Radu Gabudean joined the Strategic Allocation: Aggressive management team, and in April 2013, portfolio manager Enrique Chang left the Strategic Allocation: Aggressive management team. Portfolio manager David MacEwen joined the Strategic Allocation: Aggressive team as of December 2013.

Performance Summary

Strategic Allocation: Aggressive returned 19.71%* for the fiscal year ended November 30, 2013. The fund’s return for the 12-month period reflected strong advances in developed equity markets, tempered by declines in most bond market segments.

Strategic Allocation: Aggressive’s neutral asset mix throughout the period was 79% stocks, 20% bonds, and 1% cash-equivalent investments. However, the portfolio’s actual asset weightings varied based on short-term tactical adjustments and fluctuating securities prices.

Tactical Positioning

In managing the fund, we make modest tactical adjustments to its asset mix in an effort to add value and improve the fund’s ability to meet its investment objective. During the first half of the period, we maintained a neutral allocation to stocks, bonds, and cash-equivalent investments within the portfolio. We moved to a slight overweight allocation to stocks, with a subsequent underweight to bonds, during the second half of the period. This reflected our belief that equities were attractive due to their greater earnings yield, relative to the historically low yields of bonds and cash.

Equity Component Rallied Sharply

The stock portion of Strategic Allocation: Aggressive posted robust gains for the reporting period. Every U.S. equity segment advanced strongly, with small-cap stocks posting larger gains than their mid- and large-cap counterparts. The top-performing segment of the equity component was the fund’s strategic weighting in small-cap growth equities, which gained over 40% for the 12-month period. The fund’s small-cap value and large-cap core segments were also top performers. Non-U.S. equity holdings also advanced, although emerging market returns were considerably more muted than their developed market peers. The real estate segment posted the smallest gains among the fund’s equity holdings.

Stock selection was most successful among emerging market stocks. Stock choices in the fund’s large-cap core segment also added value during the period. In contrast, stock selection among most other equity segments, particularly in large- and mid-cap growth holdings, detracted from performance.

The stock component maintained a tactical overweight position in large-cap growth stocks, and a corresponding underweight position in large-cap value shares, during the 12-month period. We believe that the ongoing low inflation environment, combined with attractive valuations of growth stocks relative to value stocks, continue to make growth compelling. Likewise, we initiated an overweight to small-cap growth equities during the second half of the period.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Fixed-Income Component Declined

With the exception of high-yield bonds, Strategic Allocation: Aggressive’s fixed-income holdings declined for the 12-month period. Among the fund’s high-quality bonds, yield curve positioning, particularly an overweight to long-term bonds, weighed on results. Security selection in the high-quality bond segment was also a detractor, as certain mortgage-backed securities (MBS) and adjustable-rate mortgages held in the fund underperformed the MBS positions in the benchmark. On the positive side, an underweight position in Treasuries, and corresponding overweight in spread sectors, was beneficial, as was security selection in the credit sector.

The fund’s holdings of high-yield corporate bonds generated robust gains, benefiting from strong investor demand for yield in a low interest rate environment. We maintained an overweight position in high-yield bonds, and a corresponding underweight in high-quality bonds, for the first half of the year. During the third quarter of 2013, we brought the high-yield allocation back to neutral in light of heightened market volatility and reduced prospects for outperformance by the segment.

The fund’s strategic exposure to Treasury inflation-protected securities (TIPS) detracted from performance for the reporting period as the segment posted the biggest decline among fixed-income holdings.

Outlook

Looking ahead to 2014, global economies continue to show modest yet consistent signs of recovery. The U.S. appears to be on track for slow and steady growth, with consumers benefiting from continued strength in housing and a gradual improvement in employment. Corporate earnings revisions are trending upwards in Europe and Japan, and the country’s exporters continue to benefit from a weakening yen. While monetary policy remains largely stimulative, we expect that the U.S. Federal Reserve will begin scaling back its monthly bond-buying program in the first half of 2014 if economic trends continue apace.

As equity markets repeatedly break records, questions arise about whether stocks have become overvalued. We believe that, on balance, stocks in aggregate are fairly valued and a number of sectors, such as technology and industrials, represent attractive opportunities. We expect interest rates to normalize and climb higher, and as a result, are positioning our fixed-income portfolios to be slightly shorter duration.

By combining asset classes that behave differently for a given set of economic and market conditions, investors can reduce overall portfolio volatility and improve risk-adjusted performance. In periods of heightened uncertainty, we think it is very important for investors to maximize returns for the risks they are taking.

It’s also important to note that when we overweight a particular asset class—such as large-cap growth stocks or high-yield corporate bonds—we are making modest tactical adjustments around our long-term strategic asset weightings, not wholesale shifts into and out of the investing flavor of the month. We employ a structured, selective approach that seeks to manage risks and generate excess returns on the margin. We believe that individual investors can also benefit from a similarly disciplined, objective approach in their own portfolios.

7

Fund Characteristics

NOVEMBER 30, 2013
Top Ten Common Stocks	% of net assets
Apple, Inc.	1.4%
Google, Inc., Class A	1.1%
Microsoft Corp.	0.7%
QUALCOMM, Inc.	0.6%
Exxon Mobil Corp.	0.6%
Oracle Corp.	0.6%
Johnson & Johnson	0.6%
PepsiCo, Inc.	0.5%
Pfizer, Inc.	0.5%
Canadian Pacific Railway Ltd.*	0.5%
*Includes shares traded on all exchanges.

Geographic Composition of Common Stocks	% of net assets
United States	58.6%
United Kingdom	2.7%
Japan	2.3%
France	2.0%
Other Countries	13.4%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.2 years
Average Duration (effective)	4.6 years

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	58.6%
Foreign Common Stocks	20.4%
Corporate Bonds	6.9%
U.S. Treasury Securities	6.9%
U.S. Government Agency Mortgage-Backed Securities	2.7%
Municipal Securities	0.6%
Commercial Paper	0.5%
Commercial Mortgage-Backed Securities	0.5%
Collateralized Mortgage Obligations	0.4%
Exchange-Traded Funds	0.3%
U.S. Government Agency Securities	0.2%
Sovereign Governments and Agencies	0.1%
Asset-Backed Securities	—**
Preferred Stocks	—**
Convertible Preferred Stocks	—**
Temporary Cash Investments	1.8%
Other Assets and Liabilities	0.1%

**Category is less than 0.05% of total net assets.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expenses Paid During Period(1) 6/1/13 – 11/30/13	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,083.60	$6.27	1.20%
Institutional Class	$1,000	$1,085.10	$5.23	1.00%
A Class	$1,000	$1,083.30	$7.57	1.45%
B Class	$1,000	$1,078.30	$11.46	2.20%
C Class	$1,000	$1,078.40	$11.46	2.20%
R Class	$1,000	$1,081.00	$8.87	1.70%
R6 Class	$1,000	$1,063.10(2)	$3.07(3)	0.85%
Hypothetical
Investor Class	$1,000	$1,019.05	$6.07	1.20%
Institutional Class	$1,000	$1,020.06	$5.06	1.00%
A Class	$1,000	$1,017.80	$7.33	1.45%
B Class	$1,000	$1,014.04	$11.11	2.20%
C Class	$1,000	$1,014.04	$11.11	2.20%
R Class	$1,000	$1,016.55	$8.59	1.70%
R6 Class	$1,000	$1,020.81(4)	$4.31(4)	0.85%

(1)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2)	Ending account value based on actual return from July 26, 2013 (commencement of sale) through November 30, 2013.

(3)

Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 128, the number of days in the period from July 26, 2013 (commencement of sale) through November 30, 2013, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.

(4)

Ending account value and expenses paid during the period assumes the class had been available throughout the entire period and are calculated using the class’s annualized expense ratio listed in the table above.

10

Schedule of Investments

NOVEMBER 30, 2013

	Shares/ Principal Amount	Value
Common Stocks — 79.0%
AEROSPACE AND DEFENSE — 2.5%
AAR Corp.	1,012	$ 31,595
Aerovironment, Inc.(1)	1,333	40,217
Alliant Techsystems, Inc.	7,851	951,777
American Science & Engineering, Inc.	1,606	115,086
B/E Aerospace, Inc.(1)	10,380	903,060
Boeing Co. (The)	37,828	5,078,409
Esterline Technologies Corp.(1)	1,252	110,201
European Aeronautic Defence and Space Co. NV	30,079	2,135,938
General Dynamics Corp.	24,402	2,236,687
Honeywell International, Inc.	58,998	5,221,913
KEYW Holding Corp. (The)(1)	3,958	49,040
Northrop Grumman Corp.	10,672	1,202,521
Precision Castparts Corp.	7,910	2,044,339
Raytheon Co.	27,065	2,400,124
Rockwell Collins, Inc.	1,100	80,003
Rolls-Royce Holdings plc	47,813	966,219
Textron, Inc.	32,354	1,075,123
Triumph Group, Inc.	1,685	124,589
United Technologies Corp.	20,446	2,266,644
Zodiac Aerospace	2,870	486,885
		27,520,370
AIR FREIGHT AND LOGISTICS — 0.3%
United Parcel Service, Inc., Class B	26,718	2,735,389
AIRLINES — 0.4%
Alaska Air Group, Inc.	7,111	552,809
Copa Holdings SA Class A	4,687	709,706
Delta Air Lines, Inc.	10,155	294,292
International Consolidated Airlines Group SA(1)	136,040	815,392
JetBlue Airways Corp.(1)	3,234	28,750
Pegasus Hava Tasimaciligi AS(1)	38,806	812,198
Southwest Airlines Co.	72,521	1,348,165
Spirit Airlines, Inc.(1)	4,617	211,782
		4,773,094
AUTO COMPONENTS — 0.8%
American Axle & Manufacturing Holdings, Inc.(1)	18,805	376,100
Autoliv, Inc.	4,273	396,791
BorgWarner, Inc.	15,874	1,701,217
Bridgestone Corp.	35,400	$ 1,295,817
Continental AG	10,117	2,112,912
Dana Holding Corp.	2,276	46,157
Goodyear Tire & Rubber Co. (The)	10,220	227,497
Hyundai Wia Corp.	2,090	375,224
Superior Industries International, Inc.	1,702	33,598
Tower International, Inc.(1)	2,351	50,523
Valeo SA	9,360	995,340
Xinyi Glass Holdings Ltd.	1,028,000	1,087,333
		8,698,509
AUTOMOBILES — 1.4%
Brilliance China Automotive Holdings Ltd.	620,000	1,084,443
Daimler AG	15,600	1,293,035
Ford Motor Co.	59,360	1,013,869
Fuji Heavy Industries Ltd.	42,000	1,185,651
Great Wall Motor Co. Ltd. H Shares	168,000	1,026,088
Harley-Davidson, Inc.	50,930	3,413,329
Hyundai Motor Co.	1,480	352,414
Tata Motors Ltd.	163,858	1,045,450
Tata Motors Ltd. ADR	30,374	986,244
Tesla Motors, Inc.(1)	8,850	1,126,428
Tofas Turk Otomobil Fabrikasi	40,284	264,102
Toyota Motor Corp.	41,000	2,553,370
Winnebago Industries, Inc.(1)	4,526	140,125
		15,484,548
BEVERAGES — 1.6%
Anheuser-Busch InBev NV	12,758	1,302,769
Beam, Inc.	8,293	560,026
Boston Beer Co., Inc., Class A(1)	230	56,304
Brown-Forman Corp., Class B	23,177	1,738,738
Coca-Cola Co. (The)	87,714	3,525,226
Constellation Brands, Inc., Class A(1)	37,870	2,666,427
Diageo plc	33,210	1,057,486
Dr Pepper Snapple Group, Inc.	6,644	320,639
PepsiCo, Inc.	70,941	5,991,677
		17,219,292
BIOTECHNOLOGY — 1.9%
ACADIA Pharmaceuticals, Inc.(1)	2,940	68,473
Acorda Therapeutics, Inc.(1)	1,646	57,297

11

Shares/ Principal Amount	Value

Aegerion Pharmaceuticals, Inc.(1)	9,709	$ 688,659
Alexion Pharmaceuticals, Inc.(1)	10,939	1,361,905
Alnylam Pharmaceuticals, Inc.(1)	1,994	122,033
Amgen, Inc.	41,341	4,716,181
Arena Pharmaceuticals, Inc.(1)	7,232	47,153
Biogen Idec, Inc.(1)	5,609	1,632,051
BioMarin Pharmaceutical, Inc.(1)	14,010	986,024
Celldex Therapeutics, Inc.(1)	2,990	83,002
Cepheid, Inc.(1)	2,270	103,103
CSL Ltd.	28,892	1,807,527
Exact Sciences Corp.(1)	2,918	35,833
Exelixis, Inc.(1)	8,485	49,468
Gilead Sciences, Inc.(1)	42,770	3,199,624
Grifols SA	17,680	808,514
ImmunoGen, Inc.(1)	2,724	39,580
Incyte Corp. Ltd.(1)	14,970	697,602
InterMune, Inc.(1)	3,710	51,309
Ironwood Pharmaceuticals, Inc.(1)	4,501	51,401
Isis Pharmaceuticals, Inc.(1)	3,239	125,544
Keryx Biopharmaceuticals, Inc.(1)	3,659	50,824
MannKind Corp.(1)	6,920	34,531
Myriad Genetics, Inc.(1)	22,202	660,509
NPS Pharmaceuticals, Inc.(1)	2,790	73,684
Opko Health, Inc.(1)	6,259	65,970
PDL BioPharma, Inc.	6,360	62,137
Pharmacyclics, Inc.(1)	2,650	329,978
Puma Biotechnology, Inc.(1)	830	41,326
Regeneron Pharmaceuticals, Inc.(1)	7,337	2,156,051
Synageva BioPharma Corp.(1)	870	52,557
United Therapeutics Corp.(1)	6,585	607,861
		20,867,711
BUILDING PRODUCTS — 0.7%
Allegion plc(1)	2,307	99,737
American Woodmark Corp.(1)	4,825	174,110
AO Smith Corp.	525	28,429
Apogee Enterprises, Inc.	4,924	176,378
Daikin Industries Ltd.	29,500	1,871,736
Fortune Brands Home & Security, Inc.	52,298	2,280,193
Lennox International, Inc.	23,344	1,923,545
Norcraft Cos., Inc.(1)	8,419	149,016
Nortek, Inc.(1)	150	10,956
Quanex Building Products Corp.	1,430	25,511
Sung Kwang Bend Co. Ltd.	17,820	465,580
		7,205,191
CAPITAL MARKETS — 1.6%
Aberdeen Asset Management plc	106,500	857,911
Affiliated Managers Group, Inc.(1)	10,520	2,106,630
Ameriprise Financial, Inc.	7,440	805,380
Bank of New York Mellon Corp. (The)	15,980	538,526
BlackRock, Inc.	2,410	729,627
Blackstone Group LP	7,200	205,776
Charles Schwab Corp. (The)	5,551	135,888
Evercore Partners, Inc., Class A	332	18,210
Federated Investors, Inc., Class B	1,590	43,391
Fifth Street Finance Corp.	1,528	14,608
Financial Engines, Inc.	1,346	91,192
Franklin Resources, Inc.	55,360	3,066,390
Goldman Sachs Group, Inc. (The)	11,457	1,935,546
HFF, Inc., Class A	3,980	101,968
KKR & Co. LP	33,342	791,206
Lazard Ltd. Class A	24,390	1,017,795
LPL Financial Holdings, Inc.	8,620	369,539
Manning & Napier, Inc.	2,070	37,819
Morgan Stanley	20,129	630,038
Northern Trust Corp.	25,976	1,532,324
PennantPark Investment Corp.	2,559	31,143
Solar Capital Ltd.	1,827	42,295
State Street Corp.	20,231	1,468,973
Stifel Financial Corp.(1)	839	37,562
Triangle Capital Corp.	3,946	117,433
UBS AG	51,478	981,399
Walter Investment Management Corp.(1)	964	36,757
		17,745,326
CHEMICALS — 2.2%
Air Liquide SA	7,190	1,002,379
Akzo Nobel NV	16,756	1,262,034
Cabot Corp.	3,320	162,016
Chemtura Corp.(1)	7,890	208,296

12

Shares/ Principal Amount	Value

Dow Chemical Co. (The)	41,389	$ 1,616,654
E.I. du Pont de Nemours & Co.	2,720	166,954
Flotek Industries, Inc.(1)	5,153	107,904
FMC Corp.	27,110	1,975,235
Givaudan SA	390	550,320
Hawkins, Inc.	964	36,401
Innophos Holdings, Inc.	1,877	90,058
Johnson Matthey plc	22,614	1,173,004
Koninklijke DSM NV	12,947	1,016,313
Kraton Performance Polymers, Inc.(1)	1,067	24,850
Kronos Worldwide, Inc.	2,567	42,766
LG Chem Ltd.	2,330	639,578
LyondellBasell Industries NV, Class A	49,480	3,818,866
Minerals Technologies, Inc.	464	27,562
Monsanto Co.	25,739	2,917,001
NewMarket Corp.	911	295,118
Olin Corp.	7,817	194,096
PolyOne Corp.	2,350	76,281
PPG Industries, Inc.	8,770	1,614,206
Sensient Technologies Corp.	475	23,342
Sherwin-Williams Co. (The)	10,869	1,989,353
Shin-Etsu Chemical Co. Ltd.	12,300	710,781
Sigma-Aldrich Corp.	5,176	446,378
Sika AG	196	643,747
Syngenta AG	1,681	660,234
Tronox Ltd. Class A	5,232	111,180
Westlake Chemical Corp.	7,511	845,588
		24,448,495
COMMERCIAL BANKS — 3.4%
American National Bankshares, Inc.	1,659	43,068
Banco Popular Espanol SA(1)	150,580	875,109
Bank of Ireland(1)	2,020,513	785,206
Bank of the Ozarks, Inc.	1,297	72,827
BankUnited, Inc.	5,180	167,210
BNP Paribas	33,521	2,516,547
Boston Private Financial Holdings, Inc.	2,180	25,931
Cathay General Bancorp.	6,910	190,923
Central Pacific Financial Corp.	3,370	66,996
Comerica, Inc.	6,701	303,890
Commerce Bancshares, Inc.	14,256	643,224
Commonwealth Bank of Australia	19,063	1,350,340
Credicorp Ltd.	5,034	646,869
Cullen/Frost Bankers, Inc.	5,406	388,259
CVB Financial Corp.	2,321	37,461
DNB ASA	50,978	901,934
East West Bancorp., Inc.	30,000	1,028,400
Erste Group Bank AG	23,243	818,305
F.N.B. Corp.	2,083	26,475
First Horizon National Corp.	5,100	57,171
First Interstate Bancsystem, Inc.	2,205	61,740
First NBC Bank Holding Co.(1)	1,302	37,602
First Niagara Financial Group, Inc.	5,926	66,016
FirstMerit Corp.	2,542	58,364
Flushing Financial Corp.	1,460	31,551
Fulton Financial Corp.	3,264	42,660
Grupo Financiero Banorte SAB de CV	115,400	787,040
HDFC Bank Ltd.	45,887	485,599
Heritage Financial Corp.	1,998	34,366
Home Bancshares, Inc.	5,384	194,685
HSBC Holdings plc	120,210	1,341,294
Industrial & Commercial Bank of China Ltd. H Shares	1,298,770	933,132
Itau Unibanco Holding SA ADR	147,672	2,077,745
Itau Unibanco Holding SA Preference Shares	47,000	661,030
Kasikornbank PCL NVDR	120,400	633,684
KeyCorp	30,727	391,769
Lakeland Financial Corp.	1,169	44,831
Lloyds Banking Group plc(1)	1,608,546	2,037,217
MB Financial, Inc.	1,327	43,273
Mitsubishi UFJ Financial Group, Inc.	118,200	760,348
National Bankshares, Inc.	1,170	44,437
OFG Bancorp	4,251	73,117
Pacific Continental Corp.	2,110	30,468
Park Sterling Corp.	5,994	42,497
Pinnacle Financial Partners, Inc.	3,861	125,676
PNC Financial Services Group, Inc. (The)	25,001	1,923,827
Popular, Inc.(1)	1,423	40,669
PrivateBancorp, Inc.	2,645	73,346
Prosperity Bancshares, Inc.	597	38,286
PT Bank Rakyat Indonesia (Persero) Tbk	655,500	408,232
Renasant Corp.	2,140	65,912

13

Shares/ Principal Amount	Value

Sberbank of Russia	434,670	$ 1,354,405
Signature Bank(1)	1,659	176,269
Standard Chartered plc	55,491	1,315,237
SunTrust Banks, Inc.	47,905	1,735,598
Susquehanna Bancshares, Inc.	4,006	50,436
SVB Financial Group(1)	17,650	1,786,886
TCF Financial Corp.	1,522	23,850
Texas Capital Bancshares, Inc.(1)	2,083	117,002
U.S. Bancorp	35,250	1,382,505
UniCredit SpA	158,690	1,151,454
Valley National Bancorp	624	6,334
ViewPoint Financial Group, Inc.	3,168	80,404
Washington Banking Co.	1,911	34,283
Wells Fargo & Co.	77,780	3,423,876
Westamerica Bancorp.	7,175	397,352
		37,572,449
COMMERCIAL SERVICES AND SUPPLIES — 0.7%
ADT Corp. (The)	39,667	1,608,894
Deluxe Corp.	6,340	315,035
G&K Services, Inc., Class A	2,255	135,796
Mobile Mini, Inc.(1)	2,268	91,627
Multi-Color Corp.	3,511	133,102
Republic Services, Inc.	50,567	1,765,294
Stericycle, Inc.(1)	10,905	1,281,119
Tyco International Ltd.	56,476	2,153,995
US Ecology, Inc.	2,277	87,619
Waste Management, Inc.	5,755	262,888
		7,835,369
COMMUNICATIONS EQUIPMENT — 1.4%
Ciena Corp.(1)	36,502	810,709
Cisco Systems, Inc.	194,230	4,127,387
CommScope Holding Co., Inc.(1)	2,312	37,200
F5 Networks, Inc.(1)	13,741	1,130,335
Harris Corp.	3,400	219,334
Palo Alto Networks, Inc.(1)	15,050	751,748
Polycom, Inc.(1)	4,826	51,880
Procera Networks, Inc.(1)	9,660	147,508
QUALCOMM, Inc.	96,638	7,110,624
Riverbed Technology, Inc.(1)	4,896	84,701
Telefonaktiebolaget LM Ericsson B Shares	83,341	1,038,054
Ubiquiti Networks, Inc.	5,670	223,398
		15,732,878
COMPUTERS AND PERIPHERALS — 2.2%
Apple, Inc.	27,276	15,167,365
EMC Corp.	68,250	1,627,763
Hewlett-Packard Co.	51,453	1,407,240
NetApp, Inc.	92,186	3,802,672
SanDisk Corp.	5,820	396,633
Seagate Technology plc	29,285	1,436,136
Silicon Graphics International Corp.(1)	550	7,326
Western Digital Corp.	11,720	879,469
		24,724,604
CONSTRUCTION AND ENGINEERING — 0.6%
Chicago Bridge & Iron Co. NV New York Shares	11,179	857,206
China Railway Construction Corp. Ltd. H Shares	719,500	806,503
EMCOR Group, Inc.	1,030	40,922
Granite Construction, Inc.	1,827	57,094
Great Lakes Dredge & Dock Corp.	4,292	38,242
MasTec, Inc.(1)	57,952	1,834,181
Northwest Pipe Co.(1)	777	30,287
Promotora y Operadora de Infraestructura SAB de CV(1)	43,290	509,721
Quanta Services, Inc.(1)	61,570	1,823,088
URS Corp.	648	33,676
Vinci SA	6,320	406,409
		6,437,329
CONSTRUCTION MATERIALS — 0.3%
Caesarstone Sdot-Yam Ltd.	3,460	170,059
Cemex Latam Holdings SA(1)	64,690	479,483
Cemex SAB de CV ADR(1)	124,361	1,359,265
Eagle Materials, Inc.	937	73,086
Headwaters, Inc.(1)	14,583	140,872
James Hardie Industries SE	30,750	350,997
PT Semen Gresik (Persero) Tbk	299,000	319,933
Siam Cement PCL NVDR	49,700	609,835
		3,503,530
CONSUMER FINANCE — 0.5%
American Express Co.	28,298	2,427,968
Capital One Financial Corp.	10,300	737,789
Cash America International, Inc.	23,827	896,134
Discover Financial Services	26,622	1,418,953
Portfolio Recovery Associates, Inc.(1)	5,076	296,438
		5,777,282

14

Shares/ Principal Amount	Value

CONTAINERS AND PACKAGING — 0.3%
Avery Dennison Corp.	1,070	$ 52,323
Bemis Co., Inc.	8,052	314,270
Berry Plastics Group, Inc.(1)	6,045	129,665
Graphic Packaging Holding Co.(1)	10,408	93,464
Owens-Illinois, Inc.(1)	5,163	170,379
Packaging Corp. of America	21,311	1,305,512
Rock Tenn Co., Class A	6,100	575,962
Silgan Holdings, Inc.	2,576	120,428
Sonoco Products Co.	12,751	510,805
		3,272,808
DISTRIBUTORS†
Pool Corp.	3,233	181,177
DIVERSIFIED CONSUMER SERVICES — 0.1%
Anhanguera Educacional Participacoes SA	119,400	795,915
Grand Canyon Education, Inc.(1)	1,511	68,811
LifeLock, Inc.(1)	9,170	157,908
Sotheby’s	890	45,621
Steiner Leisure, Ltd.(1)	1,240	73,358
		1,141,613
DIVERSIFIED FINANCIAL SERVICES — 1.8%
Bank of America Corp.	99,238	1,569,945
Berkshire Hathaway, Inc., Class B(1)	18,569	2,163,846
Chailease Holding Co. Ltd.	231,324	615,165
Citigroup, Inc.	94,393	4,995,277
Compass Diversified Holdings	1,749	33,388
Hankook Tire Co. Ltd.	7,790	460,054
ING Groep NV CVA(1)	104,000	1,350,692
JPMorgan Chase & Co.	68,953	3,945,491
MarketAxess Holdings, Inc.	3,085	217,091
Moody’s Corp.	17,751	1,324,757
MSCI, Inc., Class A(1)	22,753	1,010,006
ORIX Corp.	132,100	2,404,866
PHH Corp.(1)	2,172	52,215
		20,142,793
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
AT&T, Inc.	122,471	4,312,204
BT Group plc	193,390	1,179,387
CenturyLink, Inc.	30,810	945,867
China Communications Services Corp. Ltd. H Shares	834,000	546,494
Iliad SA	580	137,288
tw telecom, inc., Class A(1)	46,780	1,324,809
Verizon Communications, Inc.	24,107	1,196,189
		9,642,238
ELECTRIC UTILITIES — 0.6%
American Electric Power Co., Inc.	10,510	494,601
Edison International	27,823	1,285,701
El Paso Electric Co.	2,490	89,715
Empire District Electric Co. (The)	11,354	257,736
Great Plains Energy, Inc.	28,852	684,946
IDACORP, Inc.	3,140	162,275
Northeast Utilities	6,084	249,931
NV Energy, Inc.	5,070	119,905
Pinnacle West Capital Corp.	8,730	465,833
PNM Resources, Inc.	1,043	24,271
Portland General Electric Co.	10,953	326,509
PPL Corp.	16,940	520,227
UNS Energy Corp.	807	38,639
Westar Energy, Inc.	27,835	872,906
Xcel Energy, Inc.	40,319	1,129,738
		6,722,933
ELECTRICAL EQUIPMENT — 0.9%
ABB Ltd. ADR	5,262	134,444
Acuity Brands, Inc.	10,500	1,076,565
Brady Corp., Class A	7,979	249,982
Eaton Corp. plc	11,290	820,331
Emerson Electric Co.	27,055	1,812,414
EnerSys	2,630	187,651
GrafTech International Ltd.(1)	7,739	89,153
Nidec Corp.	9,400	907,472
Regal-Beloit Corp.	3,239	238,326
Rockwell Automation, Inc.	27,360	3,107,549
Schneider Electric SA	15,887	1,345,103
		9,968,990
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.6%
Belden, Inc.	1,786	125,056
CDW Corp.	3,336	74,393
Cognex Corp.	4,672	153,942
FARO Technologies, Inc.(1)	861	46,959
FEI Co.	2,570	233,999
FLIR Systems, Inc.	31,839	944,663
Ingram Micro, Inc. Class A(1)	2,554	59,866
Itron, Inc.(1)	958	40,571
Keyence Corp.	3,700	1,486,212

15

Shares/ Principal Amount	Value

Littelfuse, Inc.	1,561	$ 135,729
Murata Manufacturing Co. Ltd.	13,500	1,160,964
Omron Corp.	8,600	353,839
TE Connectivity Ltd.	25,671	1,353,375
Trimble Navigation Ltd.(1)	22,697	724,034
TTM Technologies, Inc.(1)	4,254	41,264
Vishay Intertechnology, Inc.(1)	9,972	128,938
		7,063,804
ENERGY EQUIPMENT AND SERVICES — 1.5%
Baker Hughes, Inc.	21,194	1,207,210
Bristow Group, Inc.	403	32,321
Cal Dive International, Inc.(1)	10,309	19,072
Cameron International Corp.(1)	5,809	321,761
China Oilfield Services Ltd. H Shares	310,000	935,692
Core Laboratories NV	3,432	625,104
Dril-Quip, Inc.(1)	9,973	1,082,669
Eurasia Drilling Co. Ltd. GDR	15,633	681,599
Frank’s International NV	29,950	716,703
Geospace Technologies Corp.(1)	980	85,525
Gulfmark Offshore, Inc. Class A	814	40,179
Helmerich & Payne, Inc.	5,295	407,715
Hornbeck Offshore Services, Inc.(1)	3,132	158,573
Key Energy Services, Inc.(1)	2,061	16,158
Matrix Service Co.(1)	3,172	70,418
McDermott International, Inc.(1)	4,486	36,561
Nabors Industries Ltd.	74,871	1,239,115
National Oilwell Varco, Inc.	12,890	1,050,535
Natural Gas Services Group, Inc.(1)	2,320	68,811
Oceaneering International, Inc.	16,195	1,250,092
RPC, Inc.	18,985	335,465
Sapurakencana Petroleum Bhd(1)	534,100	710,918
Schlumberger Ltd.	55,473	4,904,923
Tetra Technologies, Inc.(1)	3,430	42,326
		16,039,445
FOOD AND STAPLES RETAILING — 2.0%
BIM Birlesik Magazalar AS	20,806	469,436
Carrefour SA	46,933	1,846,855
Casey’s General Stores, Inc.	1,220	90,792
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	20,510	965,611
Costco Wholesale Corp.	38,423	4,819,397
CVS Caremark Corp.	16,340	1,094,126
GS Retail Co. Ltd.	22,510	601,940
J Sainsbury plc	94,590	630,564
Kroger Co. (The)	42,854	1,789,154
Magnit OJSC GDR	36,060	2,376,354
Rite Aid Corp.(1)	11,920	70,566
Sysco Corp.	24,777	833,251
United Natural Foods, Inc.(1)	2,561	176,325
Village Super Market, Inc., Class A	1,155	44,733
Wal-Mart Stores, Inc.	8,580	695,066
Walgreen Co.	28,096	1,663,283
Weis Markets, Inc.	936	47,764
Whole Foods Market, Inc.	74,786	4,232,888
		22,448,105
FOOD PRODUCTS — 1.5%
Annie’s, Inc.(1)	1,400	64,330
Archer-Daniels-Midland Co.	40,706	1,638,417
Associated British Foods plc	38,571	1,447,198
BRF SA ADR	28,660	636,252
ConAgra Foods, Inc.	9,569	315,681
Danone SA	17,690	1,285,509
General Mills, Inc.	34,903	1,760,158
Gruma SAB de CV B Shares(1)	85,910	602,349
Hain Celestial Group, Inc. (The)(1)	13,027	1,077,203
Hershey Co. (The)	8,755	848,272
Hillshire Brands Co.	20,327	679,328
J&J Snack Foods Corp.	1,698	145,892
Kellogg Co.	4,221	255,961
Kraft Foods Group, Inc.	5,910	313,939
Mead Johnson Nutrition Co.	21,460	1,813,585
Mondelez International, Inc. Class A	19,611	657,557
Orion Corp.	480	409,109
Snyders-Lance, Inc.	4,262	122,788
Tata Global Beverages Ltd.	163,760	390,204
TreeHouse Foods, Inc.(1)	2,582	181,127
Tyson Foods, Inc., Class A	44,784	1,419,205
Unilever plc	13,667	552,150
Universal Robina Corp.	174,660	480,789
		17,097,003
GAS UTILITIES — 0.2%
AGL Resources, Inc.	5,563	258,902
ENN Energy Holdings Ltd.	192,921	1,358,713
Laclede Group, Inc. (The)	9,053	417,434

16

Shares/ Principal Amount	Value

Southwest Gas Corp.	5,516	$ 292,679
WGL Holdings, Inc.	4,297	171,235
		2,498,963
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.9%
Abaxis, Inc.	900	32,382
Abbott Laboratories	79,944	3,053,061
Align Technology, Inc.(1)	2,955	161,461
Arthrocare Corp.(1)	1,105	41,681
Becton Dickinson and Co.	8,179	888,158
Boston Scientific Corp.(1)	26,706	309,255
CareFusion Corp.(1)	21,629	861,916
Cie Generale d’Optique Essilor International SA	4,048	424,688
Cooper Cos., Inc. (The)	10,524	1,386,432
Cyberonics, Inc.(1)	1,080	74,218
DENTSPLY International, Inc.	13,936	662,796
DexCom, Inc.(1)	2,728	90,270
Endologix, Inc.(1)	3,016	53,896
Ginko International Co. Ltd.	28,000	597,959
Globus Medical, Inc.(1)	2,370	45,646
GN Store Nord A/S	43,340	1,035,006
Haemonetics Corp.(1)	1,798	75,983
HeartWare International, Inc.(1)	636	61,310
Hill-Rom Holdings, Inc.	622	25,757
ICU Medical, Inc.(1)	528	34,682
IDEXX Laboratories, Inc.(1)	5,449	567,568
Insulet Corp.(1)	2,335	86,442
Integra LifeSciences Holdings Corp.(1)	511	23,736
Intuitive Surgical, Inc.(1)	1,910	719,879
Masimo Corp.(1)	2,090	59,837
Medtronic, Inc.	66,347	3,803,010
Meridian Bioscience, Inc.	1,900	46,702
Neogen Corp.(1)	1,375	69,946
Orthofix International NV(1)	1,902	41,140
St. Jude Medical, Inc.	27,613	1,613,151
STERIS Corp.	8,687	400,818
Stryker Corp.	15,402	1,146,217
Teleflex, Inc.	20,140	1,979,963
Thoratec Corp.(1)	2,270	89,370
Utah Medical Products, Inc.	854	45,441
Varian Medical Systems, Inc.(1)	2,410	188,101
Volcano Corp.(1)	2,397	54,580
West Pharmaceutical Services, Inc.	2,370	118,310
Zimmer Holdings, Inc.	5,754	525,973
		21,496,741
HEALTH CARE PROVIDERS AND SERVICES — 0.9%
Acadia Healthcare Co., Inc.(1)	1,383	63,895
Aetna, Inc.	9,290	640,360
Air Methods Corp.	2,332	130,499
AMN Healthcare Services, Inc.(1)	2,309	32,049
Cardinal Health, Inc.	13,753	888,444
Catamaran Corp.(1)	59,410	2,710,878
Centene Corp.(1)	1,869	111,635
Chemed Corp.	741	57,746
CIGNA Corp.	2,739	239,525
Emeritus Corp.(1)	1,832	41,238
Ensign Group, Inc. (The)	1,020	46,073
Express Scripts Holding Co.(1)	27,677	1,864,046
HealthSouth Corp.	3,395	121,507
Humana, Inc.	2,039	212,036
IPC The Hospitalist Co., Inc.(1)	845	53,134
LifePoint Hospitals, Inc.(1)	13,184	675,416
Molina Healthcare, Inc.(1)	1,250	42,000
MWI Veterinary Supply, Inc.(1)	774	141,000
National Healthcare Corp.	467	26,059
Patterson Cos., Inc.	8,045	333,787
PharMerica Corp.(1)	1,385	31,273
Quest Diagnostics, Inc.	12,662	771,622
Surgical Care Affiliates, Inc.(1)	159	4,840
Team Health Holdings, Inc.(1)	2,438	113,928
WellCare Health Plans, Inc.(1)	424	31,503
WellPoint, Inc.	6,900	640,872
		10,025,365
HEALTH CARE TECHNOLOGY — 0.2%
athenahealth, Inc.(1)	1,185	155,437
Cerner Corp.(1)	17,130	984,461
HMS Holdings Corp.(1)	3,175	72,739
MedAssets, Inc.(1)	2,650	57,081
Medidata Solutions, Inc.(1)	1,743	207,260
Quality Systems, Inc.	1,838	42,936
Veeva Systems, Inc. Class A(1)	15,027	608,443
		2,128,357
HOTELS, RESTAURANTS AND LEISURE — 2.2%
Accor SA	15,370	674,369
AFC Enterprises, Inc.(1)	2,535	110,501
Alsea SAB de CV	156,074	469,596
Bally Technologies, Inc.(1)	17,317	1,291,329
Buffalo Wild Wings, Inc.(1)	830	124,699
Carnival Corp.	27,964	1,009,780
CEC Entertainment, Inc.	6,269	300,599

17

Shares/ Principal Amount	Value

Cedar Fair LP	2,182	$ 108,664
Chipotle Mexican Grill, Inc.(1)	5,301	2,776,982
ClubCorp Holdings, Inc.(1)	2,896	48,131
Compass Group plc	62,757	945,768
Cracker Barrel Old Country Store, Inc.	3,745	406,295
Del Frisco’s Restaurant Group, Inc.(1)	1,815	38,424
Domino’s Pizza, Inc.	1,000	69,130
Extended Stay America, Inc.(1)	6,301	158,659
Hotel Shilla Co. Ltd.	7,400	480,374
International Game Technology	84,308	1,474,547
Las Vegas Sands Corp.	29,223	2,094,705
Marriott International, Inc. Class A	25,987	1,221,909
Minor International PCL	731,500	553,580
Noodles & Co.(1)	15,306	621,883
Orient-Express Hotels Ltd. Class A(1)	3,708	54,619
Oriental Land Co. Ltd.	2,000	294,597
Papa John’s International, Inc.	3,357	284,925
Red Robin Gourmet Burgers, Inc.(1)	216	17,217
Sands China Ltd.	162,800	1,231,623
Scientific Games Corp. Class A(1)	3,463	62,161
Six Flags Entertainment Corp.	4,706	175,110
Starbucks Corp.	24,531	1,998,295
Starwood Hotels & Resorts Worldwide, Inc.	1,800	134,064
Town Sports International Holdings, Inc.	2,010	27,637
Whitbread plc	43,009	2,510,298
Wyndham Worldwide Corp.	29,673	2,127,851
		23,898,321
HOUSEHOLD DURABLES — 0.6%
Cavco Industries, Inc.(1)	1,196	80,694
CSS Industries, Inc.	502	15,632
Haier Electronics Group Co. Ltd.	485,000	1,142,347
Helen of Troy Ltd.(1)	482	23,478
Libbey, Inc.(1)	1,820	41,860
M.D.C. Holdings, Inc.	5,601	169,262
Merry Electronics Co. Ltd.	58,000	250,862
Mohawk Industries, Inc.(1)	17,214	2,410,305
Newell Rubbermaid, Inc.	34,715	1,053,600
Panasonic Corp.	12,000	137,635
Ryland Group, Inc. (The)	1,310	51,771
Standard Pacific Corp.(1)	22,901	187,330
Toll Brothers, Inc.(1)	4,800	163,680
Whirlpool Corp.	8,954	1,367,813
		7,096,269
HOUSEHOLD PRODUCTS — 1.3%
Central Garden and Pet Co.(1)	4,335	33,900
Church & Dwight Co., Inc.	24,290	1,584,922
Colgate-Palmolive Co.	9,718	639,542
Energizer Holdings, Inc.	12,173	1,343,291
Henkel AG & Co. KGaA Preference Shares	10,181	1,154,443
Kimberly-Clark Corp.	12,964	1,415,150
Procter & Gamble Co. (The)	50,669	4,267,343
Reckitt Benckiser Group plc	15,030	1,207,299
Spectrum Brands Holdings, Inc.	824	58,158
Svenska Cellulosa AB B Shares	62,568	1,826,671
Unicharm Corp.	16,500	1,043,682
		14,574,401
INDUSTRIAL CONGLOMERATES — 0.9%
3M Co.	1,105	147,529
Alfa SAB de CV, Series A	212,153	622,320
Danaher Corp.	44,544	3,331,891
General Electric Co.	155,655	4,149,762
Koninklijke Philips Electronics NV	23,704	848,547
Siemens AG	2,610	344,717
SM Investments Corp.	32,175	554,931
Toshiba Corp.	101,000	435,765
		10,435,462
INSURANCE — 2.4%
ACE Ltd.	5,404	555,423
Aflac, Inc.	25,492	1,691,904
AIA Group Ltd.	187,500	950,494
Allied World Assurance Co. Holdings AG	1,100	123,915
Allstate Corp. (The)	23,373	1,268,453
American Equity Investment Life Holding Co.	1,115	26,437
American International Group, Inc.	56,471	2,809,432
AMERISAFE, Inc.	2,307	101,231
Amtrust Financial Services, Inc.	21,667	905,897
Arch Capital Group Ltd.(1)	3,019	177,608
Argo Group International Holdings Ltd.	1,054	49,844
Arthur J Gallagher & Co.	6,410	298,321

18

Shares/ Principal Amount	Value

Aspen Insurance Holdings Ltd.	7,099	$ 286,942
AXA SA	49,290	1,291,619
Baldwin & Lyons, Inc., Class B	2,128	59,414
Chubb Corp. (The)	8,921	860,430
CNO Financial Group, Inc.	3,582	60,607
Discovery Holdings Ltd.	56,375	450,911
Endurance Specialty Holdings Ltd.	1,031	58,664
First American Financial Corp.	16,266	430,398
Hanover Insurance Group, Inc. (The)	670	40,408
HCC Insurance Holdings, Inc.	11,074	509,183
Infinity Property & Casualty Corp.	669	47,733
Loews Corp.	8,350	395,373
Marsh & McLennan Cos., Inc.	6,725	319,101
MetLife, Inc.	47,569	2,482,626
Old Republic International Corp.	7,839	134,831
Ping An Insurance Group Co. H Shares	141,000	1,314,961
Platinum Underwriters Holdings Ltd.	458	29,037
Powszechny Zaklad Ubezpieczen SA	5,145	781,738
Primerica, Inc.	439	18,890
Principal Financial Group, Inc.	7,620	385,801
Protective Life Corp.	6,097	292,534
Prudential Financial, Inc.	8,700	772,212
Reinsurance Group of America, Inc.	14,833	1,112,178
RenaissanceRe Holdings Ltd.	12,527	1,186,307
Sampo A Shares	22,676	1,057,474
StanCorp Financial Group, Inc.	1,174	75,265
Symetra Financial Corp.	13,737	263,338
Torchmark Corp.	3,850	292,600
Travelers Cos., Inc. (The)	23,650	2,146,001
United Fire Group, Inc.	1,255	37,336
Unum Group	9,074	304,614
Validus Holdings Ltd.	664	26,593
		26,484,078
INTERNET AND CATALOG RETAIL — 0.8%
Amazon.com, Inc.(1)	2,750	1,082,455
Ctrip.com International Ltd. ADR(1)	14,940	713,833
Expedia, Inc.	15,026	957,006
Netflix, Inc.(1)	2,540	929,132
Orbitz Worldwide, Inc.(1)	3,626	25,092
priceline.com, Inc.(1)	1,420	1,693,109
Rakuten, Inc.	116,696	1,792,957
Shutterfly, Inc.(1)	898	42,413
TripAdvisor, Inc.(1)	17,660	1,559,731
		8,795,728
INTERNET SOFTWARE AND SERVICES — 2.6%
Baidu, Inc. ADR(1)	3,570	594,655
Bankrate, Inc.(1)	9,770	183,090
comScore, Inc.(1)	6,420	174,688
CoStar Group, Inc.(1)	7,377	1,373,892
Criteo SA ADR(1)	331	11,949
Dealertrack Technologies, Inc.(1)	2,639	110,310
Facebook, Inc., Class A(1)	54,281	2,551,750
Google, Inc., Class A(1)	11,021	11,677,741
LinkedIn Corp., Class A(1)	18,447	4,132,681
Mail.ru Group Ltd. GDR	15,141	626,080
NAVER Corp.	1,340	876,198
Shutterstock, Inc.(1)	1,202	88,924
Tencent Holdings Ltd.	70,900	4,100,788
Trulia, Inc.(1)	4,336	148,898
Web.com Group, Inc.(1)	8,407	240,020
Xoom Corp.(1)	10,650	294,313
Yandex NV A Shares(1)	32,378	1,287,026
Yelp, Inc.(1)	890	54,014
		28,527,017
IT SERVICES — 1.4%
Accenture plc, Class A	11,909	922,590
Alliance Data Systems Corp.(1)	16,590	4,019,093
Amadeus IT Holding SA A Shares	7,560	283,162
Amdocs Ltd.	4,406	178,267
DST Systems, Inc.	391	34,525
EVERTEC, Inc.	3,393	74,884
FleetCor Technologies, Inc.(1)	1,680	204,590
HCL Technologies Ltd.	27,410	476,352
iGATE Corp.(1)	4,000	133,920
International Business Machines Corp.	13,341	2,397,111
MasterCard, Inc., Class A	4,441	3,378,757
MAXIMUS, Inc.	3,062	139,321
MoneyGram International, Inc.(1)	2,528	53,316
ServiceSource International, Inc.(1)	17,590	170,799

19

Shares/ Principal Amount	Value

SYKES Enterprises, Inc.(1)	2,444	$ 54,110
Tata Consultancy Services Ltd.	23,010	738,040
VeriFone Systems, Inc.(1)	3,459	88,585
Visa, Inc., Class A	10,071	2,049,046
		15,396,468
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Brunswick Corp.	6,280	286,996
Callaway Golf Co.	1,159	9,388
Hasbro, Inc.	25,173	1,354,811
Mattel, Inc.	9,965	461,080
Merida Industry Co. Ltd.	116,000	862,337
		2,974,612
LIFE SCIENCES TOOLS AND SERVICES — 0.3%
Agilent Technologies, Inc.	7,577	405,900
Bio-Rad Laboratories, Inc. Class A(1)	2,040	250,145
Covance, Inc.(1)	18,309	1,544,914
Luminex Corp.(1)	1,769	34,619
PAREXEL International Corp.(1)	3,011	124,113
Waters Corp.(1)	10,928	1,087,664
		3,447,355
MACHINERY — 1.5%
Albany International Corp., Class A	834	30,658
Altra Holdings, Inc.	2,509	76,223
Barnes Group, Inc.	774	28,251
Briggs & Stratton Corp.	3,073	62,136
Caterpillar, Inc.	2,950	249,570
Chart Industries, Inc.(1)	1,034	100,608
Crane Co.	6,475	403,457
Dover Corp.	14,149	1,283,880
Dynamic Materials Corp.	2,672	59,880
FANUC Corp.	3,900	656,313
Flowserve Corp.	25,640	1,830,183
FreightCar America, Inc.	914	21,278
Global Brass & Copper Holdings, Inc.	4,903	80,900
Graham Corp.	2,110	78,872
Hardinge, Inc.	2,099	32,514
Ingersoll-Rand plc(1)	6,920	395,478
ITT Corp.	3,591	146,585
Kadant, Inc.	894	37,029
Kennametal, Inc.	1,246	59,160
Kubota Corp.	87,000	1,487,013
Lincoln Electric Holdings, Inc.	6,969	498,144
Middleby Corp.(1)	9,861	2,177,703
Mueller Water Products, Inc. Class A	18,434	158,717
PACCAR, Inc.	11,580	663,650
Parker-Hannifin Corp.	11,092	1,307,081
Pentair Ltd.	18,750	1,326,000
RBC Bearings, Inc.(1)	1,860	127,205
Rexnord Corp.(1)	1,967	47,818
SKF AB B Shares	28,321	772,428
Snap-On, Inc.	5,616	596,138
Stanley Black & Decker, Inc.	3,760	306,026
WABCO Holdings, Inc.(1)	21,511	1,905,875
Woodward, Inc.	1,570	67,353
		17,074,126
MEDIA — 2.4%
AMC Networks, Inc.(1)	19,320	1,240,151
CBS Corp., Class B	32,712	1,915,615
Charter Communications, Inc., Class A(1)	451	60,930
Comcast Corp., Class A	99,604	4,967,251
Cumulus Media, Inc. Class A(1)	9,267	64,684
Discovery Communications, Inc. Class A(1)	28,049	2,447,836
Discovery Communications, Inc. Class C(1)	12,498	1,009,463
E.W. Scripps Co. (The), Class A(1)	1,084	21,973
Entercom Communications Corp., Class A(1)	8,672	90,796
Entravision Communications Corp., Class A	33,378	220,629
ITV plc	229,800	714,441
John Wiley & Sons, Inc., Class A	770	39,239
Journal Communications, Inc., Class A(1)	5,422	52,376
LIN Media LLC(1)	2,040	53,326
Lions Gate Entertainment Corp.(1)	31,514	997,103
Media General, Inc. Class A(1)	3,012	54,517
Naspers Ltd. N Shares	20,833	1,989,351
Nexstar Broadcasting Group, Inc. Class A	3,280	162,918
Publicis Groupe SA	12,777	1,129,533
Schibsted ASA	6,590	425,720
Scripps Networks Interactive, Inc. Class A	15,831	1,180,834
Sinclair Broadcast Group, Inc., Class A	9,790	321,308
Sirius XM Holdings, Inc.	296,774	1,118,838

20

Shares/ Principal Amount	Value

Sky Deutschland AG(1)	141,058	$ 1,447,106
Time Warner Cable, Inc.	5,175	715,288
Time Warner, Inc.	42,784	2,811,337
Viacom, Inc., Class B	22,565	1,809,036
		27,061,599
METALS AND MINING — 0.5%
Allegheny Technologies, Inc.	1,511	50,196
AM Castle & Co.(1)	1,878	26,273
BHP Billiton Ltd.	45,712	1,555,774
Century Aluminum Co.(1)	2,492	22,428
Compass Minerals International, Inc.	835	59,744
Freeport-McMoRan Copper & Gold, Inc.	27,220	944,262
Grupo Mexico SAB de CV	159,970	474,491
Haynes International, Inc.	987	53,515
Horsehead Holding Corp.(1)	4,465	66,841
Newmont Mining Corp.	17,870	443,712
Nucor Corp.	8,018	409,399
Rio Tinto plc	31,081	1,658,728
		5,765,363
MULTI-UTILITIES — 0.2%
Ameren Corp.	8,160	292,536
Avista Corp.	2,783	75,837
Consolidated Edison, Inc.	9,530	526,151
NorthWestern Corp.	5,850	257,283
PG&E Corp.	16,862	680,719
		1,832,526
MULTILINE RETAIL — 0.7%
Dillard’s, Inc., Class A	13,882	1,270,203
Macy’s, Inc.	13,680	728,597
Next plc	2,450	220,291
PT Matahari Department Store Tbk(1)	434,000	419,034
SACI Falabella	50,205	460,467
Target Corp.	66,377	4,243,482
		7,342,074
OIL, GAS AND CONSUMABLE FUELS — 3.8%
Alliance Resource Partners LP	299	21,908
Anadarko Petroleum Corp.	7,365	654,159
Antero Resources Corp.(1)	13,749	754,820
Apache Corp.	16,586	1,517,453
Ardmore Shipping Corp.	3,242	41,465
Athlon Energy, Inc.(1)	5,670	184,955
BG Group plc	78,066	1,594,826
Cabot Oil & Gas Corp.	30,786	1,060,578
Chevron Corp.	35,806	4,384,087
CNOOC Ltd.	831,000	1,702,186
Cobalt International Energy, Inc.(1)	23,420	520,627
Concho Resources, Inc.(1)	17,530	1,821,893
ConocoPhillips	9,175	667,940
Delek US Holdings, Inc.	2,255	68,236
Devon Energy Corp.	8,634	523,393
Dragon Oil plc	57,096	531,595
Energy XXI Bermuda Ltd.	1,633	44,352
EOG Resources, Inc.	14,176	2,339,040
Exxon Mobil Corp.	72,948	6,819,179
Gran Tierra Energy, Inc.(1)	25,335	179,879
Gulfport Energy Corp.(1)	3,996	233,486
Hugoton Royalty Trust	2,534	18,270
Imperial Oil Ltd.	32,765	1,394,104
Jones Energy, Inc.(1)	2,981	43,075
Kodiak Oil & Gas Corp.(1)	8,272	93,805
Marathon Petroleum Corp.	26,498	2,192,445
Murphy Oil Corp.	6,676	433,473
Noble Energy, Inc.	21,380	1,501,731
NovaTek OAO GDR	7,962	1,047,003
Oasis Petroleum, Inc.(1)	24,230	1,117,730
Occidental Petroleum Corp.	13,990	1,328,490
Pacific Coast Oil Trust	3,190	45,426
Pacific Rubiales Energy Corp.	33,490	622,491
Phillips 66	24,123	1,679,202
Rosetta Resources, Inc.(1)	2,280	115,300
Scorpio Tankers, Inc.	4,401	50,523
Southwestern Energy Co.(1)	13,679	528,830
Total SA	19,270	1,167,680
Total SA ADR	14,540	877,053
Ultrapar Participacoes SA	20,000	494,377
Vaalco Energy, Inc.(1)	4,947	29,929
Western Refining, Inc.	32,187	1,257,546
Williams Partners LP	7,359	378,179
		42,082,719
PAPER AND FOREST PRODUCTS — 0.1%
Boise Cascade Co.(1)	1,612	41,364
Clearwater Paper Corp.(1)	987	52,262
International Paper Co.	12,250	571,462
KapStone Paper and Packaging Corp.	4,232	225,481
Wausau Paper Corp.	3,122	37,901
		928,470
PERSONAL PRODUCTS — 0.4%
Avon Products, Inc.	24,367	434,464
Estee Lauder Cos., Inc. (The), Class A	16,273	1,219,824

21

Shares/ Principal Amount	Value

Hengan International Group Co. Ltd.	42,000	$ 529,297
Hypermarcas SA	105,000	849,266
L’Oreal SA	6,647	1,112,284
		4,145,135
PHARMACEUTICALS — 4.4%
AbbVie, Inc.	63,169	3,060,538
Actavis plc(1)	15,697	2,559,710
Akorn, Inc.(1)	2,929	75,422
Allergan, Inc.	20,027	1,943,620
Aspen Pharmacare Holdings Ltd.	37,819	974,888
Auxilium Pharmaceuticals, Inc.(1)	2,548	52,005
Bayer AG	17,850	2,381,801
Bristol-Myers Squibb Co.	59,191	3,041,234
Eli Lilly & Co.	32,403	1,627,279
Endo Health Solutions, Inc.(1)	1,663	111,737
Hospira, Inc.(1)	12,039	473,253
Impax Laboratories, Inc.(1)	629	15,121
Johnson & Johnson	68,975	6,529,173
Mallinckrodt plc(1)	5,878	305,421
Medicines Co. (The)(1)	2,204	80,688
Merck & Co., Inc.	95,307	4,749,148
Nektar Therapeutics(1)	4,057	50,956
Novartis AG	29,848	2,359,454
Novo Nordisk A/S B Shares	5,862	1,050,199
Pacira Pharmaceuticals, Inc.(1)	1,410	77,818
Perrigo Co.	9,800	1,527,722
Pfizer, Inc.	185,467	5,884,868
Prestige Brands Holdings, Inc.(1)	2,471	87,078
Questcor Pharmaceuticals, Inc.	1,746	101,285
Roche Holding AG	12,818	3,573,597
Sanofi	18,089	1,913,256
Santarus, Inc.(1)	2,504	80,579
Shire plc	12,400	562,442
ViroPharma, Inc.(1)	2,430	120,309
VIVUS, Inc.(1)	4,381	43,898
Zoetis, Inc.	95,517	2,975,355
		48,389,854
PROFESSIONAL SERVICES — 0.4%
Adecco SA	18,361	1,413,943
Barrett Business Services, Inc.	2,741	231,669
Capita Group plc (The)	101,061	1,648,700
CDI Corp.	3,751	58,853
Experian plc	22,472	414,408
Huron Consulting Group, Inc.(1)	2,394	142,299
Kforce, Inc.	3,766	75,998
Manpowergroup, Inc.	4,848	387,501
On Assignment, Inc.(1)	6,096	207,447
WageWorks, Inc.(1)	3,616	207,197
		4,788,015
REAL ESTATE INVESTMENT TRUSTS (REITs) — 2.1%
Acadia Realty Trust	6,800	176,596
American Campus Communities, Inc.	1,295	41,997
American Tower Corp.	4,932	383,562
Annaly Capital Management, Inc.	45,327	460,522
Apartment Investment & Management Co., Class A	10,441	262,173
Apollo Commercial Real Estate Finance, Inc.	2,164	35,987
Armada Hoffler Properties, Inc.	2,435	24,934
Associated Estates Realty Corp.	2,672	42,511
AvalonBay Communities, Inc.	3,356	397,887
Boston Properties, Inc.	5,384	535,654
BRE Properties, Inc.	5,600	286,888
Brixmor Property Group, Inc.(1)	10,104	203,899
Camden Property Trust	4,350	251,952
Campus Crest Communities, Inc.	6,028	59,979
Capstead Mortgage Corp.	14,255	171,488
CBL & Associates Properties, Inc.	1,563	28,228
Chatham Lodging Trust	2,246	46,245
Chimera Investment Corp.	4,513	13,313
Corrections Corp. of America	16,182	539,670
Cousins Properties, Inc.	27,979	299,655
CubeSmart	4,400	71,368
DCT Industrial Trust, Inc.	52,534	391,904
DDR Corp.	30,976	495,306
DiamondRock Hospitality Co.	6,354	72,626
Digital Realty Trust, Inc.	1,282	60,562
Douglas Emmett, Inc.	11,400	261,972
Duke Realty Corp.	17,263	262,052
Empire State Realty Trust, Inc.(1)	29,045	419,700
EPR Properties	462	23,234
Equity One, Inc.	12,500	280,000
Equity Residential	10,828	558,075
Essex Property Trust, Inc.	3,105	471,370
Excel Trust, Inc.	2,563	30,038

22

Shares/ Principal Amount	Value

Extra Space Storage, Inc.	4,559	$ 191,113
Federal Realty Investment Trust	5,829	603,418
First Industrial Realty Trust, Inc.	15,470	270,106
General Growth Properties, Inc.	35,256	731,562
HCP, Inc.	12,239	450,028
Health Care REIT, Inc.	12,530	701,555
Highwoods Properties, Inc.	455	16,344
Host Hotels & Resorts, Inc.	27,892	513,492
Hudson Pacific Properties, Inc.	5,479	113,634
Kilroy Realty Corp.	10,129	509,995
Kimco Realty Corp.	24,271	500,468
LaSalle Hotel Properties	2,094	65,584
Macerich Co. (The)	11,090	631,465
Mack-Cali Realty Corp.	1,582	32,210
Medical Properties Trust, Inc.	1,841	24,320
MFA Financial, Inc.	4,875	35,539
National Retail Properties, Inc.	11,200	355,600
New Residential Investment Corp.	3,041	18,368
Omega Healthcare Investors, Inc.	8,884	290,418
Parkway Properties, Inc.	13,598	248,707
Pebblebrook Hotel Trust	8,996	272,849
Pennsylvania Real Estate Investment Trust	1,193	21,462
PennyMac Mortgage Investment Trust	1,012	22,851
Piedmont Office Realty Trust, Inc., Class A	35,230	577,067
Post Properties, Inc.	4,200	180,012
ProLogis, Inc.	28,971	1,098,870
Public Storage	5,000	763,500
Realty Income Corp.	3,800	144,818
Regency Centers Corp.	2,300	107,732
RLJ Lodging Trust	14,764	356,403
Rouse Properties, Inc.	2,028	49,463
Simon Property Group, Inc.	14,409	2,159,189
SL Green Realty Corp.	6,423	581,089
Spirit Realty Capital, Inc.	25,300	251,229
Summit Hotel Properties, Inc.	4,255	38,635
Sunstone Hotel Investors, Inc.	21,573	281,959
UDR, Inc.	8,156	189,790
Urstadt Biddle Properties, Inc., Class A	2,496	47,574
Ventas, Inc.	13,637	774,991
Vornado Realty Trust	10,219	898,557
Washington Real Estate Investment Trust	1,530	36,322
Weingarten Realty Investors	9,777	279,036
		23,098,671
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.4%
CBRE Group, Inc.(1)	22,871	554,393
China Overseas Land & Investment Ltd.	488,000	1,517,024
Countrywide plc	5,854	51,103
Forest City Enterprises, Inc. Class A(1)	16,800	327,600
Mitsubishi Estate Co. Ltd.	54,000	1,499,107
		3,949,227
ROAD AND RAIL — 1.1%
Canadian Pacific Railway Ltd.	7,361	1,121,521
Canadian Pacific Railway Ltd. New York Shares	30,783	4,736,888
Celadon Group, Inc.	2,655	55,304
Heartland Express, Inc.	32,751	600,326
Kansas City Southern	24,301	2,940,907
Marten Transport Ltd.	3,804	73,912
Saia, Inc.(1)	2,453	85,193
Swift Transportation Co.(1)	11,070	256,270
Union Pacific Corp.	14,359	2,326,732
		12,197,053
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.6%
Altera Corp.	25,950	836,888
Analog Devices, Inc.	3,773	181,934
Applied Materials, Inc.	84,620	1,463,926
ARM Holdings plc	77,126	1,284,729
ASML Holding NV	21,735	2,034,565
Avago Technologies Ltd.	5,920	264,802
Broadcom Corp., Class A	21,895	584,378
Cavium Networks, Inc.(1)	2,990	108,238
Cypress Semiconductor Corp.	4,856	47,055
Freescale Semiconductor Ltd.(1)	25,436	370,348
Intel Corp.	52,712	1,256,654
Intersil Corp., Class A	3,512	36,946
KLA-Tencor Corp.	3,633	232,040
Linear Technology Corp.	38,734	1,648,132
Maxim Integrated Products, Inc.	9,619	273,949
MediaTek, Inc.	114,000	1,679,530
Microchip Technology, Inc.	17,243	746,449
MKS Instruments, Inc.	1,689	50,282

23

Shares/ Principal Amount	Value

Nanometrics, Inc.(1)	3,308	$ 62,455
NXP Semiconductor NV(1)	26,637	1,132,072
Photronics, Inc.(1)	13,991	120,882
Power Integrations, Inc.	1,759	94,036
Samsung Electronics Co. Ltd.	3,994	5,638,322
Semtech Corp.(1)	5,719	169,969
Seoul Semiconductor Co. Ltd.	18,910	746,894
SK Hynix, Inc.(1)	10,930	365,607
Spansion, Inc., Class A(1)	5,698	70,598
SunEdison, Inc.(1)	7,920	100,663
Taiwan Semiconductor Manufacturing Co. Ltd.	822,425	2,917,977
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	50,484	895,081
Teradyne, Inc.(1)	40,098	682,869
Texas Instruments, Inc.	27,567	1,185,381
Xilinx, Inc.	42,260	1,877,612
		29,161,263
SOFTWARE — 2.9%
Activision Blizzard, Inc.	19,695	338,951
Aspen Technology, Inc.(1)	7,328	289,676
AVG Technologies NV(1)	1,326	22,913
Bottomline Technologies (de), Inc.(1)	4,709	162,790
BroadSoft, Inc.(1)	2,340	62,174
CA, Inc.	27,790	917,070
Check Point Software Technologies Ltd.(1)	6,673	412,792
CommVault Systems, Inc.(1)	27,369	2,048,570
Compuware Corp.	5,992	65,852
Covisint Corp.(1)	8,098	102,764
Dassault Systemes SA	2,984	342,497
Electronic Arts, Inc.(1)	239,534	5,312,864
FleetMatics Group plc(1)	2,655	102,748
Infoblox, Inc.(1)	2,766	87,903
Informatica Corp.(1)	2,711	105,214
Interactive Intelligence, Inc.(1)	1,754	114,080
Manhattan Associates, Inc.(1)	1,260	151,528
Mentor Graphics Corp.	3,142	70,774
Microsoft Corp.	197,857	7,544,287
Monotype Imaging Holdings, Inc.	3,912	121,859
NetScout Systems, Inc.(1)	1,946	59,217
NetSuite, Inc.(1)	28,627	2,750,482
Oracle Corp.	189,734	6,695,713
PROS Holdings, Inc.(1)	3,035	116,969
QLIK Technologies, Inc.(1)	2,473	62,023
Solera Holdings, Inc.	1,650	110,137
Splunk, Inc.(1)	33,874	2,444,348
SS&C Technologies Holdings, Inc.(1)	4,300	185,373
Sungy Mobile Ltd. ADR(1)	5,335	81,412
Tangoe, Inc.(1)	3,710	58,395
Tyler Technologies, Inc.(1)	1,062	108,972
Ultimate Software Group, Inc.(1)	817	128,016
VMware, Inc., Class A(1)	11,425	921,198
		32,099,561
SPECIALTY RETAIL — 3.1%
Aeropostale, Inc.(1)	2,229	23,003
American Eagle Outfitters, Inc.	1,328	21,607
Asbury Automotive Group, Inc.(1)	870	45,170
AutoZone, Inc.(1)	68	31,389
Bed Bath & Beyond, Inc.(1)	1,689	131,793
Best Buy Co., Inc.	31,394	1,273,027
Brown Shoe Co., Inc.	6,640	170,847
Buckle, Inc. (The)	4,464	236,860
Chico’s FAS, Inc.	2,435	45,510
Conn’s, Inc.(1)	5,811	350,578
Container Store Group, Inc. (The)(1)	288	11,719
CST Brands, Inc.	6,124	201,418
Destination Maternity Corp.	1,386	42,328
DSW, Inc., Class A	22,314	1,000,337
Foot Locker, Inc.	11,280	438,679
GameStop Corp., Class A	29,035	1,400,939
Gap, Inc. (The)	30,535	1,251,019
GNC Holdings, Inc. Class A	40,580	2,442,104
Group 1 Automotive, Inc.	394	26,969
Home Depot, Inc. (The)	63,883	5,153,442
Inditex SA	7,287	1,161,951
Kingfisher plc	42,750	262,949
Lithia Motors, Inc., Class A	2,826	186,742
Lowe’s Cos., Inc.	103,253	4,902,452
Lumber Liquidators Holdings, Inc.(1)	18,155	1,828,027
MarineMax, Inc.(1)	3,351	52,678
Men’s Wearhouse, Inc. (The)	551	28,167
Mr Price Group Ltd.	39,500	600,937
O’Reilly Automotive, Inc.(1)	12,850	1,605,736
Penske Automotive Group, Inc.	1,889	83,909

24

Shares/ Principal Amount	Value

PetSmart, Inc.	2,956	$ 219,069
Restoration Hardware Holdings, Inc.(1)	15,070	1,137,785
Ross Stores, Inc.	30,433	2,326,907
Stage Stores, Inc.	1,582	33,238
Staples, Inc.	81,193	1,260,927
Tractor Supply Co.	28,136	2,059,837
Ulta Salon Cosmetics & Fragrance, Inc.(1)	8,940	1,134,844
Urban Outfitters, Inc.(1)	34,508	1,346,502
Zale Corp.(1)	9,060	133,635
		34,665,030
TEXTILES, APPAREL AND LUXURY GOODS — 1.5%
adidas AG	9,448	1,149,253
Burberry Group plc	40,399	1,009,421
Cie Financiere Richemont SA	8,669	880,864
Coach, Inc.	2,784	161,194
Culp, Inc.	3,103	62,774
Eclat Textile Co. Ltd.	99,680	1,269,830
Fifth & Pacific Cos., Inc.(1)	34,130	1,114,686
Hanesbrands, Inc.	54,560	3,824,656
Luxottica Group SpA	16,597	879,078
Michael Kors Holdings Ltd.(1)	18,369	1,497,992
Movado Group, Inc.	1,171	53,304
Pandora A/S	16,790	871,048
Prada SpA	61,600	594,741
PVH Corp.	10,260	1,374,019
Shenzhou International Group Holdings Ltd.	147,000	555,572
Under Armour, Inc. Class A(1)	17,663	1,425,404
Vera Bradley, Inc.(1)	2,821	70,863
		16,794,699
THRIFTS AND MORTGAGE FINANCE — 0.2%
Astoria Financial Corp.	2,127	29,735
Capitol Federal Financial, Inc.	11,298	136,254
Dime Community Bancshares, Inc.	2,165	36,415
MGIC Investment Corp.(1)	2,950	23,925
Ocwen Financial Corp.(1)	21,727	1,231,052
Oritani Financial Corp.	3,118	50,792
People’s United Financial, Inc.	42,477	643,102
Provident Financial Services, Inc.	1,433	28,015
Radian Group, Inc.	1,323	18,866
		2,198,156
TOBACCO — 0.7%
Altria Group, Inc.	7,920	292,882
British American Tobacco plc	18,802	1,003,270
ITC Ltd.	211,769	1,085,786
Japan Tobacco, Inc.	41,100	1,388,120
Philip Morris International, Inc.	44,830	3,834,758
		7,604,816
TRADING COMPANIES AND DISTRIBUTORS — 0.4%
Applied Industrial Technologies, Inc.	337	16,304
Ashtead Group plc	116,592	1,326,871
Brenntag AG	3,180	564,753
DXP Enterprises, Inc.(1)	1,587	155,494
H&E Equipment Services, Inc.(1)	5,407	154,262
Kaman Corp.	1,072	42,730
Mitsubishi Corp.	17,700	348,143
PT AKR Corporindo Tbk	734,500	287,046
Rexel SA	36,330	920,909
Travis Perkins plc	16,533	485,871
United Rentals, Inc.(1)	1,825	125,432
		4,427,815
TRANSPORTATION INFRASTRUCTURE — 0.1%
Aegean Marine Petroleum Network, Inc.	4,696	50,341
TAV Havalimanlari Holding AS	59,670	444,340
		494,681
WATER UTILITIES†
Artesian Resources Corp., Class A	1,219	28,890
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
Axiata Group Bhd	437,600	912,402
Idea Cellular Ltd.	275,742	774,187
KDDI Corp.	26,926	1,690,021
MegaFon OAO GDR	12,900	416,154
MTN Group Ltd.	19,780	384,951
RingCentral, Inc. Class A(1)	4,919	78,064
Rogers Communications, Inc., Class B	4,668	208,150
SBA Communications Corp., Class A(1)	44,246	3,768,432
Shin Corp. PCL NVDR	184,400	445,064
		8,677,425
TOTAL COMMON STOCKS (Cost $636,879,632)		874,588,580

25

Shares/ Principal Amount	Value

Corporate Bonds — 6.9%
AEROSPACE AND DEFENSE†
B/E Aerospace, Inc., 5.25%, 4/1/22	$ 190,000	$ 195,700
L-3 Communications Corp., 4.75%, 7/15/20	50,000	52,630
Lockheed Martin Corp., 4.25%, 11/15/19	90,000	98,302
Raytheon Co., 2.50%, 12/15/22	10,000	9,157
United Technologies Corp., 6.05%, 6/1/36	106,000	125,891
		481,680
AUTO COMPONENTS — 0.1%
Allison Transmission, Inc., 7.125%, 5/15/19(3)	150,000	162,375
Dana Holding Corp., 6.75%, 2/15/21	25,000	27,125
Delphi Corp., 5.875%, 5/15/19	125,000	133,438
Goodyear Tire & Rubber Co. (The), 8.25%, 8/15/20	50,000	56,500
Goodyear Tire & Rubber Co. (The), 7.00%, 5/15/22	135,000	146,137
Tomkins LLC/Tomkins, Inc., 9.00%, 10/1/18	21,000	23,126
Visteon Corp., 6.75%, 4/15/19	67,000	71,523
		620,224
AUTOMOBILES — 0.1%
American Honda Finance Corp., 2.50%, 9/21/15(3)	160,000	165,228
American Honda Finance Corp., 1.50%, 9/11/17(3)	30,000	29,883
American Honda Finance Corp., 2.125%, 10/10/18	50,000	50,594
Chrysler Group LLC/CG Co-Issuer, Inc., 8.00%, 6/15/19	345,000	384,675
Daimler Finance North America LLC, 2.625%, 9/15/16(3)	50,000	51,911
Ford Motor Co., 4.75%, 1/15/43	20,000	17,939
Ford Motor Credit Co. LLC, 5.00%, 5/15/18	60,000	66,898
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	130,000	147,765
General Motors Co., 3.50%, 10/2/18(3)	125,000	127,969
General Motors Financial Co., Inc., 3.25%, 5/15/18(3)	125,000	125,625
		1,168,487
BEVERAGES — 0.1%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	$ 210,000	$ 265,175
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	90,000	83,347
Coca-Cola Co. (The), 1.80%, 9/1/16	100,000	103,030
Constellation Brands, Inc., 7.25%, 9/1/16	125,000	142,969
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	40,000	41,686
SABMiller Holdings, Inc., 2.45%, 1/15/17(3)	110,000	113,549
		749,756
BIOTECHNOLOGY†
Amgen, Inc., 2.125%, 5/15/17	100,000	102,406
Amgen, Inc., 4.10%, 6/15/21	40,000	42,027
Amgen, Inc., 5.375%, 5/15/43	70,000	71,391
Celgene Corp., 3.25%, 8/15/22	40,000	37,979
Gilead Sciences, Inc., 4.40%, 12/1/21	40,000	42,813
		296,616
BUILDING PRODUCTS†
Masco Corp., 6.125%, 10/3/16	100,000	112,000
Masco Corp., 5.95%, 3/15/22	115,000	122,044
USG Corp., 8.375%, 10/15/18(3)	100,000	109,500
		343,544
CAPITAL MARKETS — 0.1%
Ameriprise Financial, Inc., 4.00%, 10/15/23	50,000	50,642
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	170,000	198,676
Dresdner Funding Trust I, 8.15%, 6/30/31(3)	200,000	207,000
E*TRADE Financial Corp., 6.75%, 6/1/16	130,000	140,725
E*TRADE Financial Corp., 6.00%, 11/15/17	65,000	69,225
HBOS Capital Funding No. 2 LP, VRN, 6.07%, 6/30/14(3)	100,000	100,125
Jefferies Group, Inc., 5.125%, 4/13/18	70,000	76,444
		842,837
CHEMICALS — 0.1%
Ashland, Inc., 4.75%, 8/15/22	120,000	114,900
Dow Chemical Co. (The), 2.50%, 2/15/16	60,000	62,114

26

Shares/ Principal Amount	Value

Dow Chemical Co. (The), 4.25%, 11/15/20	$ 70,000	$ 75,194
Eastman Chemical Co., 2.40%, 6/1/17	40,000	40,812
Eastman Chemical Co., 3.60%, 8/15/22	80,000	77,830
Ecolab, Inc., 4.35%, 12/8/21	30,000	31,572
EI du Pont de Nemours & Co., 4.15%, 2/15/43	20,000	17,909
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 8.875%, 2/1/18	175,000	182,656
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 6.625%, 4/15/20	125,000	127,969
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, 9.00%, 11/15/20	100,000	99,125
Huntsman International LLC, 8.625%, 3/15/21	50,000	56,250
Ineos Finance plc, 8.375%, 2/15/19(3)	100,000	111,500
Ineos Finance plc, 7.50%, 5/1/20(3)	125,000	137,500
Momentive Performance Materials, Inc., 10.00%, 10/15/20	125,000	130,937
Momentive Performance Materials, Inc., 9.00%, 1/15/21	75,000	66,375
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	25,000	25,813
		1,358,456
COMMERCIAL BANKS — 0.4%
Bank of America N.A., 5.30%, 3/15/17	510,000	568,894
Bank of Montreal, MTN, 1.45%, 4/9/18	40,000	39,372
Bank of Nova Scotia, 2.55%, 1/12/17	80,000	83,264
BB&T Corp., MTN, 5.70%, 4/30/14	50,000	51,073
BB&T Corp., MTN, 3.20%, 3/15/16	105,000	110,360
BB&T Corp., MTN, 2.05%, 6/19/18	40,000	40,140
Capital One Financial Corp., 1.00%, 11/6/15	40,000	40,025
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	50,000	50,536
Fifth Third Bancorp, 4.30%, 1/16/24	40,000	39,764
HSBC Bank plc, 3.50%, 6/28/15(3)	100,000	104,567
Intesa Sanpaolo SpA, 3.875%, 1/16/18	20,000	20,441
KBC Bank NV, VRN, 8.00%, 1/25/18	200,000	216,590
KeyCorp, MTN, 2.30%, 12/13/18	80,000	80,382
KFW, 4.125%, 10/15/14	160,000	165,464
KFW, 2.00%, 6/1/16	160,000	166,032
KFW, 2.00%, 10/4/22	50,000	46,810
LBG Capital No.1 plc, 7.875%, 11/1/20(3)	250,000	270,500
LBG Capital No.1 plc, VRN, 8.00%, 6/15/20(3)	100,000	106,350
Lloyds Banking Group plc, VRN, 6.66%, 5/21/37(3)	245,000	236,425
Regions Bank, 6.45%, 6/26/37	175,000	183,349
Regions Financial Corp., 5.75%, 6/15/15	70,000	74,824
Royal Bank of Scotland Group plc, VRN, 7.64%, 9/30/17	300,000	288,750
Royal Bank of Scotland Group plc, VRN, 7.65%, 9/30/31	125,000	131,562
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	110,000	117,949
SunTrust Banks, Inc., 3.60%, 4/15/16	29,000	30,734
Toronto-Dominion Bank (The), 2.375%, 10/19/16	120,000	125,107
U.S. Bancorp., 3.44%, 2/1/16	70,000	73,498
U.S. Bancorp., MTN, 3.00%, 3/15/22	50,000	48,915
U.S. Bancorp., MTN, 2.95%, 7/15/22	20,000	18,829
Wachovia Bank N.A., 4.80%, 11/1/14	181,000	188,187
Wells Fargo & Co., 3.68%, 6/15/16	90,000	96,348
Wells Fargo & Co., MTN, 2.10%, 5/8/17	10,000	10,299
Wells Fargo & Co., MTN, 4.60%, 4/1/21	80,000	88,185
		3,913,525
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Brickman Group Holdings, Inc., 9.125%, 11/1/18(3)	105,000	112,753
Ceridian Corp., 8.875%, 7/15/19(3)	175,000	203,219
Clean Harbors, Inc., 5.25%, 8/1/20	110,000	113,575

27

Shares/ Principal Amount	Value

Emergency Medical Services Corp., 8.125%, 6/1/19	$ 125,000	$ 136,094
Iron Mountain, Inc., 8.375%, 8/15/21	42,000	45,570
Iron Mountain, Inc., 5.75%, 8/15/24	155,000	145,700
Republic Services, Inc., 3.55%, 6/1/22	100,000	97,906
ServiceMaster Co., 8.00%, 2/15/20	70,000	70,350
		925,167
COMMUNICATIONS EQUIPMENT — 0.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	125,000	108,750
Apple, Inc., 1.00%, 5/3/18	60,000	58,478
Apple, Inc., 2.40%, 5/3/23	130,000	118,013
Avaya, Inc., 7.00%, 4/1/19(3)	140,000	136,850
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.85%, 4/15/23	30,000	28,319
Cisco Systems, Inc., 5.90%, 2/15/39	50,000	56,242
CommScope, Inc., 8.25%, 1/15/19(3)	55,000	60,775
Crown Castle International Corp., 5.25%, 1/15/23	150,000	148,875
Nokia Oyj, 5.375%, 5/15/19	50,000	52,063
SBA Communications Corp., 5.625%, 10/1/19	50,000	51,625
		819,990
COMPUTERS AND PERIPHERALS†
Dell, Inc., 2.30%, 9/10/15	40,000	40,250
Dell, Inc., 5.875%, 6/15/19	120,000	120,000
Hewlett-Packard Co., 4.30%, 6/1/21	90,000	91,317
Seagate Technology HDD Holdings, 6.80%, 10/1/16	8,000	9,070
		260,637
CONSTRUCTION MATERIALS — 0.1%
Associated Materials LLC, 9.125%, 11/1/17	100,000	107,250
Building Materials Corp. of America, 6.75%, 5/1/21(3)	105,000	113,400
Covanta Holding Corp., 7.25%, 12/1/20	120,000	131,658
Louisiana-Pacific Corp., 7.50%, 6/1/20	50,000	55,500
Nortek, Inc., 8.50%, 4/15/21	125,000	138,750
Owens Corning, 4.20%, 12/15/22	50,000	48,530
Summit Materials LLC / Summit Materials Finance Corp., 10.50%, 1/31/20	95,000	104,500
Vulcan Materials Co., 7.00%, 6/15/18	100,000	113,500
		813,088
CONSUMER FINANCE — 0.2%
American Express Co., 1.55%, 5/22/18	50,000	49,344
American Express Credit Corp., 1.30%, 7/29/16	70,000	70,691
American Express Credit Corp., MTN, 2.75%, 9/15/15	150,000	155,600
American Express Credit Corp., MTN, 2.375%, 3/24/17	110,000	114,295
Caesars Entertainment Resort Properties LLC, 8.00%, 10/1/20(3)	125,000	128,437
Caesars Entertainment Resort Properties LLC, 11.00%, 10/1/21(3)	250,000	250,625
CIT Group, Inc., 4.75%, 2/15/15(3)	125,000	130,312
CIT Group, Inc., 4.25%, 8/15/17	370,000	388,407
CIT Group, Inc., 5.50%, 2/15/19(3)	120,000	129,900
Equifax, Inc., 3.30%, 12/15/22	60,000	56,099
PNC Bank N.A., 6.00%, 12/7/17	230,000	266,352
SLM Corp., 5.50%, 1/25/23	125,000	118,156
Springleaf Finance Corp., Series 1, MTN, 5.40%, 12/1/15	50,000	52,563
Springleaf Finance Corp., Series J, MTN, 6.90%, 12/15/17	175,000	189,875
TransUnion Holding Co., Inc., PIK, 9.625%, 6/15/18	90,000	97,538
		2,198,194
CONTAINERS AND PACKAGING — 0.2%
AEP Industries, Inc., 8.25%, 4/15/19	125,000	135,000
Ardagh Packaging Finance plc, 7.375%, 10/15/17(3)	145,000	156,781
Ardagh Packaging Finance plc, 9.125%, 10/15/20(3)	120,000	129,600
Ball Corp., 5.00%, 3/15/22	115,000	114,137
BWAY Holding Co., 10.00%, 6/15/18	95,000	104,738
Consolidated Container Co., 10.125%, 7/15/20(3)	800,000	862,000

28

Shares/ Principal Amount	Value

Crown Americas LLC / Crown Americas Capital Corp. IV, 4.50%, 1/15/23	$ 105,000	$ 97,913
Packaging Dynamics Corp., 8.75%, 2/1/16(3)	75,000	77,484
		1,677,653
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17	20,000	19,693
Catholic Health Initiatives, 2.95%, 11/1/22	40,000	37,087
Johns Hopkins University, 4.08%, 7/1/53	20,000	17,660
Laureate Education, Inc., 9.25%, 9/1/19(3)	125,000	137,500
		211,940
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Ally Financial, Inc., 8.30%, 2/12/15	200,000	216,500
Ally Financial, Inc., 4.625%, 6/26/15	125,000	131,547
Ally Financial, Inc., 5.50%, 2/15/17	125,000	135,863
Ally Financial, Inc., 6.25%, 12/1/17	100,000	112,250
Ally Financial, Inc., 8.00%, 3/15/20	100,000	120,500
Ally Financial, Inc., 8.00%, 11/1/31	70,000	83,825
Bank of America Corp., 4.50%, 4/1/15	130,000	136,348
Bank of America Corp., 3.75%, 7/12/16	100,000	106,302
Bank of America Corp., 6.50%, 8/1/16	10,000	11,359
Bank of America Corp., 5.75%, 12/1/17	120,000	137,543
Bank of America Corp., 5.70%, 1/24/22	170,000	193,553
BNP Paribas SA, MTN, 2.70%, 8/20/18	50,000	51,276
Citigroup, Inc., 4.75%, 5/19/15	24,000	25,340
Citigroup, Inc., 5.50%, 2/15/17	60,000	66,634
Citigroup, Inc., 6.125%, 11/21/17	120,000	139,783
Citigroup, Inc., 1.75%, 5/1/18	40,000	39,668
Citigroup, Inc., 4.50%, 1/14/22	240,000	254,007
Citigroup, Inc., 4.05%, 7/30/22	30,000	29,801
Citigroup, Inc., 3.875%, 10/25/23	80,000	78,729
Credit Suisse Group Guernsey I Ltd., VRN, 7.875%, 8/24/16	210,000	227,850
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20(3)	125,000	123,437
General Electric Capital Corp., 2.25%, 11/9/15	130,000	134,041
General Electric Capital Corp., MTN, 5.00%, 1/8/16	100,000	108,351
General Electric Capital Corp., MTN, 5.625%, 9/15/17	415,000	476,898
General Electric Capital Corp., MTN, 6.00%, 8/7/19	220,000	262,973
Goldman Sachs Group, Inc. (The), 2.375%, 1/22/18	150,000	151,580
Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	300,000	308,152
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	50,000	56,502
Goldman Sachs Group, Inc. (The), 6.75%, 10/1/37	60,000	66,716
Goldman Sachs Group, Inc. (The), MTN, 5.375%, 3/15/20	80,000	89,770
HSBC Holdings plc, 5.10%, 4/5/21	70,000	77,852
HSBC Holdings plc, 4.00%, 3/30/22	30,000	30,940
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 7.75%, 1/15/16	125,000	128,281
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	90,000	94,162
JPMorgan Chase & Co., 6.00%, 1/15/18	480,000	556,743
JPMorgan Chase & Co., 4.625%, 5/10/21	30,000	32,352
JPMorgan Chase & Co., 3.25%, 9/23/22	40,000	38,420
Morgan Stanley, 4.75%, 3/22/17	50,000	55,013
Morgan Stanley, 5.75%, 1/25/21	50,000	57,048
Morgan Stanley, 3.75%, 2/25/23	80,000	78,036
Morgan Stanley, 5.00%, 11/24/25	30,000	30,076
Morgan Stanley, MTN, 6.625%, 4/1/18	210,000	247,774
Morgan Stanley, MTN, 5.625%, 9/23/19	140,000	160,901

29

Shares/ Principal Amount	Value

Serta Simmons Holdings LLC, 8.125%, 10/1/20(3)	$ 230,000	$ 250,125
Societe Generale SA, VRN, 5.92%, 4/5/17(3)	100,000	104,369
UBS AG, 7.625%, 8/17/22	160,000	183,231
UBS AG (Stamford Branch), 5.875%, 12/20/17	200,000	231,929
UPCB Finance III Ltd., 6.625%, 7/1/20(3)	150,000	160,500
		6,594,850
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
AT&T, Inc., 2.625%, 12/1/22	120,000	107,209
AT&T, Inc., 6.55%, 2/15/39	130,000	144,843
AT&T, Inc., 4.30%, 12/15/42	60,000	50,220
British Telecommunications plc, 5.95%, 1/15/18	170,000	196,207
CenturyLink, Inc., 7.65%, 3/15/42	100,000	90,750
Cincinnati Bell, Inc., 8.75%, 3/15/18	200,000	212,250
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)	170,000	174,213
Frontier Communications Corp., 7.125%, 3/15/19	165,000	181,500
Frontier Communications Corp., 8.50%, 4/15/20	50,000	57,500
Frontier Communications Corp., 7.125%, 1/15/23	125,000	129,375
Hughes Satellite Systems Corp., 6.50%, 6/15/19	100,000	107,750
Intelsat Jackson Holdings SA, 7.25%, 4/1/19	155,000	168,369
Intelsat Jackson Holdings SA, 7.25%, 10/15/20	125,000	137,187
Level 3 Financing, Inc., 10.00%, 2/1/18	125,000	133,594
Level 3 Financing, Inc., 7.00%, 6/1/20	125,000	133,125
Level 3 Financing, Inc., 8.625%, 7/15/20	225,000	253,125
Orange SA, 4.375%, 7/8/14	190,000	194,127
Orange SA, 4.125%, 9/14/21	50,000	50,944
Sprint Capital Corp., 6.90%, 5/1/19	135,000	147,150
Sprint Capital Corp., 8.75%, 3/15/32	100,000	108,000
Telecom Italia Capital SA, 7.00%, 6/4/18	165,000	183,215
Telecom Italia Capital SA, 7.72%, 6/4/38	125,000	120,412
Telefonica Emisiones SAU, 5.88%, 7/15/19	110,000	124,555
Telefonica Emisiones SAU, 5.46%, 2/16/21	10,000	10,625
Verizon Communications, Inc., 3.65%, 9/14/18	190,000	202,183
Verizon Communications, Inc., 4.50%, 9/15/20	50,000	53,761
Verizon Communications, Inc., 5.15%, 9/15/23	130,000	138,939
Verizon Communications, Inc., 6.40%, 9/15/33	150,000	167,873
Verizon Communications, Inc., 7.35%, 4/1/39	10,000	12,335
Verizon Communications, Inc., 4.75%, 11/1/41	40,000	36,483
Verizon Communications, Inc., 6.55%, 9/15/43	30,000	34,244
Virgin Media Finance plc, 8.375%, 10/15/19	85,000	92,969
Windstream Corp., 7.875%, 11/1/17	200,000	230,500
Windstream Corp., 7.75%, 10/15/20	115,000	123,625
Windstream Corp., 6.375%, 8/1/23	95,000	91,200
		4,400,357
ELECTRIC UTILITIES†
AES Corp. (The), 8.00%, 10/15/17	21,000	24,728
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS†
Jabil Circuit, Inc., 5.625%, 12/15/20	95,000	100,700
Sanmina Corp., 7.00%, 5/15/19(3)	140,000	150,150
Viasystems, Inc., 7.875%, 5/1/19(3)	50,000	54,625
		305,475
ENERGY EQUIPMENT AND SERVICES — 0.1%
Basic Energy Services, Inc., 7.75%, 2/15/19	145,000	151,887
Ensco plc, 3.25%, 3/15/16	60,000	62,963
Ensco plc, 4.70%, 3/15/21	60,000	64,067
Hornbeck Offshore Services, Inc., 5.00%, 3/1/21	140,000	138,600
Petroleum Geo-Services ASA, 7.375%, 12/15/18(3)	100,000	107,500
Pioneer Drilling Co., 9.875%, 3/15/18	125,000	134,375
Schlumberger Investment SA, 3.65%, 12/1/23(2)	60,000	60,320

30

Shares/ Principal Amount	Value

Transocean, Inc., 2.50%, 10/15/17	$ 40,000	$ 40,609
Transocean, Inc., 6.50%, 11/15/20	70,000	79,381
Transocean, Inc., 6.375%, 12/15/21	20,000	22,502
Weatherford International Ltd., 9.625%, 3/1/19	70,000	90,686
		952,890
FOOD AND STAPLES RETAILING — 0.1%
BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(3)	250,000	276,875
Delhaize Group SA, 4.125%, 4/10/19	50,000	51,963
Kroger Co. (The), 6.40%, 8/15/17	120,000	138,225
Kroger Co. (The), 5.15%, 8/1/43	30,000	29,107
Rite Aid Corp., 9.25%, 3/15/20	160,000	185,400
Rite Aid Corp., 6.75%, 6/15/21	125,000	131,094
Safeway, Inc., 4.75%, 12/1/21	20,000	20,358
SUPERVALU, Inc., 8.00%, 5/1/16	175,000	195,344
Wal-Mart Stores, Inc., 2.55%, 4/11/23	20,000	18,539
Wal-Mart Stores, Inc., 5.875%, 4/5/27	213,000	257,119
Walgreen Co., 1.80%, 9/15/17	40,000	40,237
Walgreen Co., 3.10%, 9/15/22	100,000	94,230
		1,438,491
FOOD PRODUCTS — 0.1%
ARAMARK Corp., 5.75%, 3/15/20(3)	65,000	68,087
Del Monte Corp., 7.625%, 2/15/19	190,000	198,550
JBS USA LLC/JBS USA Finance, Inc., 8.25%, 2/1/20(3)	65,000	70,525
Kellogg Co., 4.45%, 5/30/16	130,000	141,257
Kraft Foods Group, Inc., 6.125%, 8/23/18	51,000	60,233
Kraft Foods Group, Inc., 5.00%, 6/4/42	30,000	29,416
Michael Foods Group, Inc., 9.75%, 7/15/18	75,000	82,125
Mondelez International, Inc., 6.50%, 2/9/40	30,000	35,250
Post Holdings, Inc., 7.375%, 2/15/22	125,000	133,125
Smithfield Foods, Inc., 7.75%, 7/1/17	130,000	152,100
Smithfield Foods, Inc., 6.625%, 8/15/22	75,000	79,594
Tyson Foods, Inc., 4.50%, 6/15/22	20,000	20,387
		1,070,649
GAS UTILITIES — 0.3%
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., 5.875%, 8/1/23(3)	150,000	146,250
Chesapeake Midstream Partners LP / CHKM Finance Corp., 6.125%, 7/15/22	50,000	53,875
El Paso Corp., 6.875%, 6/15/14	125,000	129,152
El Paso Corp., 7.25%, 6/1/18	70,000	79,950
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	50,000	58,242
Enbridge Energy Partners LP, 6.50%, 4/15/18	90,000	105,332
Energy Transfer Equity LP, 7.50%, 10/15/20	125,000	143,125
Energy Transfer Partners LP, 4.15%, 10/1/20	70,000	71,825
Energy Transfer Partners LP, 5.20%, 2/1/22	30,000	31,956
Energy Transfer Partners LP, 3.60%, 2/1/23	40,000	37,690
Energy Transfer Partners LP, 6.50%, 2/1/42	40,000	43,418
Enterprise Products Operating LLC, 6.30%, 9/15/17	120,000	139,564
Enterprise Products Operating LLC, 4.85%, 3/15/44	60,000	56,630
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	130,000	155,254
Kinder Morgan Energy Partners LP, 3.95%, 9/1/22	30,000	29,668
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	70,000	78,315
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18(3)	425,000	469,328
Magellan Midstream Partners LP, 6.55%, 7/15/19	86,000	102,560
Magellan Midstream Partners LP, 5.15%, 10/15/43	70,000	70,094

31

Shares/ Principal Amount	Value

NGPL PipeCo LLC, 7.12%, 12/15/17(3)	$ 100,000	$ 92,500
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	30,000	31,657
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	90,000	89,084
Rockies Express Pipeline LLC, 3.90%, 4/15/15(3)	125,000	125,312
Sabine Pass Liquefaction LLC, 5.625%, 2/1/21(3)	100,000	99,250
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22(3)	125,000	124,844
Sunoco Logistics Partners Operations LP, 3.45%, 1/15/23	90,000	83,498
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.375%, 8/1/22	53,000	56,909
Targa Resources Partners LP / Targa Resources Partners Finance Corp., 4.25%, 11/15/23(3)	150,000	137,625
TransCanada PipeLines Ltd., 2.50%, 8/1/22	60,000	55,375
Williams Cos., Inc. (The), 3.70%, 1/15/23	50,000	45,316
Williams Partners LP, 4.125%, 11/15/20	80,000	82,355
		3,025,953
HEALTH CARE EQUIPMENT AND SUPPLIES†
Baxter International, Inc., 3.20%, 6/15/23	30,000	29,107
Biomet, Inc., 6.50%, 8/1/20	160,000	170,400
DJO Finance LLC / DJO Finance Corp., 9.75%, 10/15/17	50,000	50,875
Kinetic Concepts, Inc. / KCI USA, Inc., 10.50%, 11/1/18	150,000	172,125
Kinetic Concepts, Inc. / KCI USA, Inc., 12.50%, 11/1/19	50,000	55,750
Medtronic, Inc., 2.75%, 4/1/23	30,000	27,991
		506,248
HEALTH CARE PROVIDERS AND SERVICES — 0.3%
Aetna, Inc., 2.75%, 11/15/22	60,000	55,729
Capella Healthcare, Inc., 9.25%, 7/1/17	75,000	80,625
CHS/Community Health Systems, Inc., 5.125%, 8/15/18	100,000	104,250
CHS/Community Health Systems, Inc., 8.00%, 11/15/19	150,000	163,875
CHS/Community Health Systems, Inc., 7.125%, 7/15/20	55,000	56,994
DaVita HealthCare Partners, Inc., 6.375%, 11/1/18	60,000	63,150
DaVita HealthCare Partners, Inc., 6.625%, 11/1/20	60,000	64,500
DaVita HealthCare Partners, Inc., 5.75%, 8/15/22	110,000	112,750
Express Scripts Holding Co., 2.65%, 2/15/17	150,000	155,424
Express Scripts Holding Co., 7.25%, 6/15/19	90,000	110,401
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(3)	140,000	150,150
Gentiva Health Services, Inc., 11.50%, 9/1/18	140,000	145,950
HCA Holdings, Inc., 7.75%, 5/15/21	140,000	153,475
HCA, Inc., 5.75%, 3/15/14	125,000	126,563
HCA, Inc., 6.50%, 2/15/16	200,000	219,250
HCA, Inc., 8.50%, 4/15/19	125,000	133,906
HCA, Inc., 7.25%, 9/15/20	100,000	109,500
HCA, Inc., 7.50%, 2/15/22	165,000	183,975
Health Management Associates, Inc., 7.375%, 1/15/20	100,000	112,500
Healthsouth Corp., 8.125%, 2/15/20	70,000	77,350
IASIS Healthcare LLC / IASIS Capital Corp., 8.375%, 5/15/19	145,000	154,063
NYU Hospitals Center, 4.43%, 7/1/42	30,000	25,650
Radiation Therapy Services, Inc., 8.875%, 1/15/17	120,000	120,000
Tenet Healthcare Corp., 8.00%, 8/1/20	165,000	180,262
UnitedHealth Group, Inc., 2.875%, 3/15/23	40,000	37,633
UnitedHealth Group, Inc., 4.25%, 3/15/43	60,000	53,874
Universal Health Services, Inc., 7.00%, 10/1/18	125,000	134,375
		3,086,174

32

Shares/ Principal Amount	Value

HOTELS, RESTAURANTS AND LEISURE — 0.2%
Boyd Gaming Corp., 9.125%, 12/1/18	$ 230,000	$ 250,700
Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/17	220,000	224,400
Caesars Entertainment Operating Co., Inc., 10.00%, 12/15/18	400,000	186,000
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20	175,000	168,984
Dave & Buster’s, Inc., 11.00%, 6/1/18	75,000	83,063
DineEquity, Inc., 9.50%, 10/30/18	75,000	83,625
Marina District Finance Co., Inc., 9.50%, 10/15/15	117,000	122,996
MCE Finance Ltd., 5.00%, 2/15/21(3)	175,000	169,750
MGM Resorts International, 7.625%, 1/15/17	270,000	307,800
MGM Resorts International, 8.625%, 2/1/19	75,000	88,688
Pinnacle Entertainment, 7.50%, 4/15/21	225,000	245,250
Royal Caribbean Cruises Ltd., 7.25%, 6/15/16	95,000	107,588
Royal Caribbean Cruises Ltd., 5.25%, 11/15/22	80,000	80,600
Station Casinos LLC, 7.50%, 3/1/21	150,000	160,875
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.75%, 8/15/20	105,000	117,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.375%, 3/15/22	175,000	178,937
		2,576,856
HOUSEHOLD DURABLES — 0.1%
Beazer Homes USA, Inc., 8.125%, 6/15/16	125,000	139,375
Beazer Homes USA, Inc., 7.25%, 2/1/23	20,000	19,700
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.125%, 7/1/22(3)	125,000	125,000
Lennar Corp., Series B, 5.60%, 5/31/15	50,000	53,000
Meritage Homes Corp., 7.00%, 4/1/22	125,000	132,812
Mohawk Industries, Inc., 3.85%, 2/1/23	40,000	38,275
Standard Pacific Corp., 8.375%, 5/15/18	210,000	245,700
Taylor Morrison, Inc., 7.75%, 4/15/20(3)	180,000	198,000
Toll Brothers Finance Corp., 6.75%, 11/1/19	150,000	170,250
William Lyon Homes, Inc., 8.50%, 11/15/20	125,000	135,000
		1,257,112
HOUSEHOLD PRODUCTS — 0.1%
Central Garden and Pet Co., 8.25%, 3/1/18	130,000	131,950
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 8.50%, 5/15/18	125,000	132,812
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.125%, 4/15/19	40,000	43,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.00%, 4/15/19	100,000	107,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 7.875%, 8/15/19	95,000	105,925
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.875%, 8/15/19	125,000	139,375
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.75%, 10/15/20	150,000	154,500
Spectrum Brands Escrow Corp., 6.375%, 11/15/20(3)	50,000	53,375
		868,437
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 7.50%, 3/15/18(3)	80,000	91,200
Bombardier, Inc., 5.75%, 3/15/22(3)	100,000	100,000
General Electric Co., 5.25%, 12/6/17	190,000	217,939
General Electric Co., 4.125%, 10/9/42	40,000	36,737
Harland Clarke Holdings Corp., 9.50%, 5/15/15	136,000	136,935
HD Supply, Inc., 8.125%, 4/15/19	100,000	112,125

33

Shares/ Principal Amount	Value

HD Supply, Inc., 7.50%, 7/15/20	$ 110,000	$ 117,150
Schaeffler Finance BV, 7.75%, 2/15/17(3)	125,000	143,281
SPX Corp., 7.625%, 12/15/14	65,000	69,388
		1,024,755
INSURANCE — 0.3%
Aircastle Ltd., 6.75%, 4/15/17	120,000	133,800
Allstate Corp. (The), 4.50%, 6/15/43	30,000	29,044
Allstate Corp. (The), VRN, 5.75%, 8/15/23	30,000	30,506
American International Group, Inc., 6.40%, 12/15/20	90,000	107,370
American International Group, Inc., 4.875%, 6/1/22	50,000	54,243
American International Group, Inc., MTN, 5.85%, 1/16/18	120,000	138,773
American International Group, Inc., VRN, 8.18%, 5/15/38	100,000	120,550
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	70,000	75,142
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	40,000	38,801
Berkshire Hathaway, Inc., 4.50%, 2/11/43	50,000	47,200
Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., 8.375%, 2/15/18(3)	125,000	136,563
Genworth Financial, Inc., VRN, 6.15%, 11/15/16	135,000	120,656
Genworth Holdings, Inc., 7.20%, 2/15/21	40,000	46,934
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	60,000	66,321
Hartford Financial Services Group, Inc., 5.95%, 10/15/36	20,000	22,612
ING U.S., Inc., 5.50%, 7/15/22	60,000	65,716
ING U.S., Inc., 5.70%, 7/15/43(3)	50,000	51,819
ING U.S., Inc., VRN, 5.65%, 5/15/23	125,000	121,869
International Lease Finance Corp., 5.75%, 5/15/16	215,000	231,982
International Lease Finance Corp., 8.75%, 3/15/17	205,000	242,156
International Lease Finance Corp., 6.25%, 5/15/19	125,000	137,344
Liberty Mutual Group, Inc., 6.50%, 5/1/42(3)	30,000	33,627
Liberty Mutual Group, Inc., VRN, 7.00%, 3/15/17(3)	175,000	182,875
Lincoln National Corp., 6.25%, 2/15/20	100,000	116,520
Markel Corp., 4.90%, 7/1/22	70,000	74,161
Markel Corp., 3.625%, 3/30/23	20,000	19,118
MetLife, Inc., 6.75%, 6/1/16	120,000	137,186
MetLife, Inc., 1.76%, 12/15/17	40,000	40,060
MetLife, Inc., 4.125%, 8/13/42	30,000	26,602
MetLife, Inc., 4.875%, 11/13/43	20,000	19,734
Principal Financial Group, Inc., 3.30%, 9/15/22	30,000	29,125
Prudential Financial, Inc., MTN, 5.375%, 6/21/20	60,000	68,293
Prudential Financial, Inc., MTN, 5.625%, 5/12/41	40,000	43,578
Travelers Cos., Inc. (The), 4.60%, 8/1/43	40,000	39,673
WR Berkley Corp., 4.625%, 3/15/22	40,000	41,257
		2,891,210
INTERNET SOFTWARE AND SERVICES†
Equinix, Inc., 7.00%, 7/15/21	75,000	82,406
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	50,000	51,188
Fidelity National Information Services, Inc., 3.50%, 4/15/23	40,000	36,764
First Data Corp., 11.25%, 3/31/16	53,000	53,861
First Data Corp., 7.375%, 6/15/19(3)	175,000	188,125
First Data Corp., 8.875%, 8/15/20(3)	100,000	111,625
First Data Corp., 8.25%, 1/15/21(3)	195,000	207,919
First Data Corp., 12.625%, 1/15/21	175,000	206,062
International Business Machines Corp., 1.95%, 7/22/16	230,000	237,411
SunGard Data Systems, Inc., 7.375%, 11/15/18	125,000	132,656
		1,225,611

34

Shares/ Principal Amount	Value

LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	$ 55,000	$ 54,810
MACHINERY — 0.1%
Case New Holand, Inc., 7.875%, 12/1/17	150,000	178,125
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	90,000	86,239
Deere & Co., 5.375%, 10/16/29	120,000	133,390
Huntington Ingalls Industries, Inc., 7.125%, 3/15/21	120,000	131,400
Navistar International Corp., 8.25%, 11/1/21	50,000	51,625
		580,779
MEDIA — 0.6%
21st Century Fox America, Inc., 6.90%, 8/15/39	100,000	118,191
AMC Entertainment, Inc., 9.75%, 12/1/20	90,000	103,275
Cablevision Systems Corp., 8.625%, 9/15/17	140,000	162,400
Cablevision Systems Corp., 5.875%, 9/15/22	150,000	145,875
CBS Corp., 3.375%, 3/1/22	40,000	38,582
CBS Corp., 4.85%, 7/1/42	30,000	27,203
CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, 1/15/19	310,000	328,212
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	215,000	203,712
Cengage Learning Acquisitions, Inc., 10.50%, 1/15/15(1)(3)(4)	200,000	40,000
Cinemark USA, Inc., 5.125%, 12/15/22	55,000	53,281
Clear Channel Communications, Inc., 10.75%, 8/1/16	275,000	278,437
Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/20	220,000	233,200
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	100,000	104,000
Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15(3)	170,000	175,419
Comcast Corp., 5.90%, 3/15/16	243,000	270,464
Comcast Corp., 6.40%, 5/15/38	80,000	92,333
CSC Holdings LLC, 6.75%, 11/15/21	120,000	129,900
Cumulus Media Holdings, Inc., 7.75%, 5/1/19	125,000	132,188
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	80,000	82,695
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	70,000	73,144
Discovery Communications LLC, 5.625%, 8/15/19	50,000	57,624
Discovery Communications LLC, 3.25%, 4/1/23	30,000	28,170
DISH DBS Corp., 7.125%, 2/1/16	185,000	204,887
DISH DBS Corp., 4.625%, 7/15/17	130,000	135,850
DISH DBS Corp., 6.75%, 6/1/21	205,000	221,912
DISH DBS Corp., 5.00%, 3/15/23	95,000	90,963
Lamar Media Corp., 5.875%, 2/1/22	115,000	119,169
Lamar Media Corp., 5.00%, 5/1/23	140,000	134,400
McClatchy Co. (The), 9.00%, 12/15/22	50,000	54,500
Mediacom LLC / Mediacom Capital Corp., 9.125%, 8/15/19	125,000	136,719
Nara Cable Funding Ltd., 8.875%, 12/1/18(3)	95,000	102,363
NBCUniversal Media LLC, 5.15%, 4/30/20	60,000	67,871
NBCUniversal Media LLC, 4.375%, 4/1/21	50,000	53,735
NBCUniversal Media LLC, 2.875%, 1/15/23	150,000	140,482
Nielsen Finance LLC / Nielsen Finance Co., 4.50%, 10/1/20	108,000	105,570
Omnicom Group, Inc., 3.625%, 5/1/22	10,000	9,747
Qwest Corp., 7.50%, 10/1/14	90,000	94,711
RR Donnelley & Sons Co., 7.25%, 5/15/18	42,000	47,670
RR Donnelley & Sons Co., 8.25%, 3/15/19	95,000	109,488
Sable International Finance Ltd., 8.75%, 2/1/20(3)	125,000	141,406

35

Shares/ Principal Amount	Value

Sinclair Television Group, Inc., 8.375%, 10/15/18	$ 90,000	$ 98,550
Sinclair Television Group, Inc., 5.375%, 4/1/21	100,000	99,000
Sirius XM Radio, Inc., 5.875%, 10/1/20(3)	125,000	129,219
Sirius XM Radio, Inc., 5.75%, 8/1/21(3)	125,000	127,188
Time Warner Cable, Inc., 6.75%, 7/1/18	65,000	73,308
Time Warner Cable, Inc., 4.50%, 9/15/42	20,000	14,840
Time Warner, Inc., 3.15%, 7/15/15	90,000	93,550
Time Warner, Inc., 7.70%, 5/1/32	130,000	164,763
Univision Communications, Inc., 6.875%, 5/15/19(3)	225,000	243,562
Univision Communications, Inc., 8.50%, 5/15/21(3)	110,000	122,375
Valassis Communications, Inc., 6.625%, 2/1/21	75,000	75,188
Viacom, Inc., 4.375%, 9/15/14	80,000	82,336
Viacom, Inc., 4.50%, 3/1/21	30,000	31,567
Viacom, Inc., 3.125%, 6/15/22	50,000	46,963
Videotron Ltee, 5.00%, 7/15/22	175,000	172,375
Visant Corp., 10.00%, 10/1/17	125,000	117,500
Walt Disney Co. (The), MTN, 2.35%, 12/1/22	60,000	54,973
Wind Acquisition Finance SA, 11.75%, 7/15/17(3)	250,000	265,937
Wind Acquisition Finance SA, 7.25%, 2/15/18(3)	115,000	121,325
		6,984,267
METALS AND MINING — 0.2%
AK Steel Corp., 7.625%, 5/15/20	40,000	38,000
ArcelorMittal, 4.25%, 8/5/15	225,000	233,719
ArcelorMittal, 5.00%, 2/25/17	230,000	245,237
ArcelorMittal, 6.125%, 6/1/18	200,000	218,000
ArcelorMittal, 7.25%, 3/1/41	365,000	348,575
Barrick Gold Corp., 4.10%, 5/1/23	30,000	27,087
Barrick North America Finance LLC, 4.40%, 5/30/21	70,000	67,567
FMG Resources Pty Ltd., 7.00%, 11/1/15(3)	64,000	66,440
FMG Resources Pty Ltd., 6.875%, 2/1/18(3)	100,000	106,000
FMG Resources Pty Ltd., 8.25%, 11/1/19(3)	110,000	123,475
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/23	20,000	18,811
Inmet Mining Corp., 8.75%, 6/1/20(3)	25,000	27,313
Newmont Mining Corp., 6.25%, 10/1/39	70,000	62,686
Novelis, Inc., 8.375%, 12/15/17	100,000	107,000
Southern Copper Corp., 5.25%, 11/8/42	20,000	16,208
Steel Dynamics, Inc., 5.25%, 4/15/23	95,000	94,762
Teck Resources Ltd., 3.15%, 1/15/17	60,000	62,225
Vale Overseas Ltd., 5.625%, 9/15/19	170,000	186,968
Vale Overseas Ltd., 4.625%, 9/15/20	20,000	20,482
Xstrata Canada Financial Corp., 4.95%, 11/15/21(3)	50,000	50,749
		2,121,304
MULTI-UTILITIES — 0.2%
Calpine Corp., 7.50%, 2/15/21(3)	80,000	87,600
CenterPoint Energy Houston Electric LLC, 3.55%, 8/1/42	10,000	8,378
Consolidated Edison Co. of New York, Inc., 3.95%, 3/1/43	40,000	36,075
Constellation Energy Group, Inc., 5.15%, 12/1/20	50,000	53,852
Consumers Energy Co., 2.85%, 5/15/22	20,000	19,253
Consumers Energy Co., 3.375%, 8/15/23	70,000	69,276
Dominion Gas Holdings LLC, 3.55%, 11/1/23(3)	20,000	19,701
Dominion Resources, Inc., 6.40%, 6/15/18	120,000	141,919
Dominion Resources, Inc., 2.75%, 9/15/22	50,000	46,747
Dominion Resources, Inc., 4.90%, 8/1/41	30,000	29,460
Duke Energy Corp., 3.95%, 9/15/14	80,000	82,122

36

Shares/ Principal Amount	Value

Duke Energy Corp., 3.55%, 9/15/21	$ 40,000	$ 40,621
Duke Energy Florida, Inc., 6.35%, 9/15/37	51,000	63,386
Edison International, 3.75%, 9/15/17	90,000	95,579
EDP Finance BV, 6.00%, 2/2/18(3)	120,000	128,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, 12/1/20	114,000	121,695
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., PIK, 11.25%, 12/1/18(3)	36,036	27,567
Exelon Generation Co. LLC, 4.00%, 10/1/20	40,000	40,066
Exelon Generation Co. LLC, 5.60%, 6/15/42	30,000	28,211
FirstEnergy Corp., 4.25%, 3/15/23	30,000	27,981
Florida Power Corp., 3.85%, 11/15/42	40,000	35,106
GenOn Energy, Inc., 9.50%, 10/15/18	125,000	144,687
Georgia Power Co., 4.30%, 3/15/42	30,000	27,214
Ipalco Enterprises, Inc., 5.00%, 5/1/18	95,000	100,462
Nisource Finance Corp., 4.45%, 12/1/21	40,000	41,133
Nisource Finance Corp., 5.65%, 2/1/45	40,000	40,464
Northern States Power Co., 3.40%, 8/15/42	30,000	24,624
NRG Energy, Inc., 7.625%, 1/15/18	125,000	143,125
NRG Energy, Inc., 7.625%, 5/15/19	150,000	160,125
PacifiCorp, 6.00%, 1/15/39	30,000	35,511
Progress Energy, Inc., 3.15%, 4/1/22	40,000	38,794
Public Service Company of Colorado, 4.75%, 8/15/41	30,000	30,743
Sempra Energy, 6.50%, 6/1/16	40,000	45,324
Sempra Energy, 2.875%, 10/1/22	70,000	64,926
Southern Power Co., 5.15%, 9/15/41	20,000	19,735
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/1/20(3)	125,000	92,187
Xcel Energy, Inc., 4.80%, 9/15/41	20,000	19,487
		2,231,386
MULTILINE RETAIL†
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	125,000	125,937
J.C. Penney Corp., Inc., 7.65%, 8/15/16	125,000	113,750
Macy’s Retail Holdings, Inc., 3.875%, 1/15/22	60,000	59,232
Macy’s Retail Holdings, Inc., 4.375%, 9/1/23	30,000	30,357
Target Corp., 4.00%, 7/1/42	80,000	70,095
		399,371
OFFICE ELECTRONICS†
CDW LLC / CDW Finance Corp., 8.00%, 12/15/18	65,000	71,419
Xerox Corp., 2.95%, 3/15/17	30,000	30,893
		102,312
OIL, GAS AND CONSUMABLE FUELS — 0.6%
Alpha Natural Resources, Inc., 6.00%, 6/1/19	155,000	136,012
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75%, 5/20/20	120,000	131,400
AmeriGas Partners LP/AmeriGas Finance Corp., 6.25%, 8/20/19	175,000	189,875
Anadarko Petroleum Corp., 5.95%, 9/15/16	50,000	56,339
Anadarko Petroleum Corp., 6.45%, 9/15/36	30,000	34,878
Antero Resources Finance Corp., 7.25%, 8/1/19	65,000	70,037
Apache Corp., 2.625%, 1/15/23	30,000	27,919
Apache Corp., 4.75%, 4/15/43	30,000	29,574
Arch Coal, Inc., 8.75%, 8/1/16	70,000	72,100
BP Capital Markets plc, 3.20%, 3/11/16	70,000	73,864
BP Capital Markets plc, 2.25%, 11/1/16	100,000	103,941
BP Capital Markets plc, 4.50%, 10/1/20	70,000	76,383

37

Shares/ Principal Amount	Value

Chesapeake Energy Corp., 9.50%, 2/15/15	$ 125,000	$ 136,875
Chesapeake Energy Corp., 6.625%, 8/15/20	210,000	236,250
Chesapeake Energy Corp., 5.375%, 6/15/21	100,000	103,750
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	125,000	131,250
Chevron Corp., 2.43%, 6/24/20	30,000	29,771
Concho Resources, Inc., 5.50%, 10/1/22	150,000	153,375
Concho Resources, Inc., 5.50%, 4/1/23	125,000	127,500
ConocoPhillips, 5.75%, 2/1/19	160,000	188,513
ConocoPhillips Holding Co., 6.95%, 4/15/29	30,000	38,591
Consol Energy, Inc., 8.00%, 4/1/17	170,000	180,412
Continental Resources, Inc., 5.00%, 9/15/22	140,000	144,900
Denbury Resources, Inc., 8.25%, 2/15/20	105,000	116,419
Denbury Resources, Inc., 4.625%, 7/15/23	125,000	113,437
Devon Energy Corp., 1.875%, 5/15/17	20,000	20,240
Devon Energy Corp., 5.60%, 7/15/41	60,000	62,564
Energy XXI Gulf Coast, Inc., 7.75%, 6/15/19	100,000	107,500
EOG Resources, Inc., 5.625%, 6/1/19	120,000	140,763
EOG Resources, Inc., 4.10%, 2/1/21	40,000	42,440
EP Energy LLC / EP Energy Finance, Inc., 9.375%, 5/1/20	250,000	288,750
Halcon Resources Corp., 8.875%, 5/15/21	100,000	102,000
Hess Corp., 6.00%, 1/15/40	20,000	21,844
Linn Energy LLC/Linn Energy Finance Corp., 6.50%, 5/15/19	200,000	202,500
Linn Energy LLC/Linn Energy Finance Corp., 8.625%, 4/15/20	150,000	161,250
Marathon Petroleum Corp., 3.50%, 3/1/16	30,000	31,547
Newfield Exploration Co., 5.625%, 7/1/24	88,000	88,220
Noble Energy, Inc., 4.15%, 12/15/21	90,000	93,608
Peabody Energy Corp., 7.375%, 11/1/16	45,000	50,963
Peabody Energy Corp., 6.00%, 11/15/18	300,000	320,250
Peabody Energy Corp., 6.50%, 9/15/20	50,000	53,000
Pemex Project Funding Master Trust, 6.625%, 6/15/35	30,000	30,900
Petro-Canada, 6.80%, 5/15/38	40,000	48,226
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	140,000	146,202
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	50,000	50,390
Petroleos Mexicanos, 6.00%, 3/5/20	80,000	88,900
Petroleos Mexicanos, 3.50%, 1/30/23	30,000	27,405
Petroleos Mexicanos, 5.50%, 6/27/44	30,000	26,706
Phillips 66, 4.30%, 4/1/22	120,000	123,626
Pioneer Natural Resources Co., 3.95%, 7/15/22	40,000	40,509
QEP Resources, Inc., 5.25%, 5/1/23	100,000	94,500
Range Resources Corp., 5.75%, 6/1/21	100,000	107,125
Range Resources Corp., 5.00%, 8/15/22	155,000	153,062
Sabine Pass LNG LP, 7.50%, 11/30/16	225,000	255,375
Samson Investment Co., 10.50%, 2/15/20(3)	115,000	124,919
SandRidge Energy, Inc., 7.50%, 3/15/21	135,000	142,087
Shell International Finance BV, 2.375%, 8/21/22	80,000	74,196
Shell International Finance BV, 3.625%, 8/21/42	30,000	25,573
Shell International Finance BV, 4.55%, 8/12/43	20,000	19,613
Statoil ASA, 2.45%, 1/17/23	80,000	73,363
Statoil ASA, 4.80%, 11/8/43	40,000	40,312
Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.50%, 10/1/18	100,000	107,875

38

Shares/ Principal Amount	Value

Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.375%, 3/15/20	$ 50,000	$ 53,875
Talisman Energy, Inc., 7.75%, 6/1/19	40,000	48,299
Tesoro Corp., 4.25%, 10/1/17	100,000	104,500
Total Capital Canada Ltd., 2.75%, 7/15/23	40,000	37,501
Total Capital SA, 2.125%, 8/10/18	50,000	50,913
Venoco, Inc., 8.875%, 2/15/19	140,000	140,350
WPX Energy, Inc., 5.25%, 1/15/17	125,000	134,375
		6,861,481
PAPER AND FOREST PRODUCTS†
Domtar Corp., 4.40%, 4/1/22	60,000	57,881
International Paper Co., 6.00%, 11/15/41	60,000	64,933
		122,814
PERSONAL PRODUCTS†
Elizabeth Arden, Inc., 7.375%, 3/15/21	145,000	158,956
PHARMACEUTICALS — 0.1%
AbbVie, Inc., 1.75%, 11/6/17	60,000	60,507
AbbVie, Inc., 2.90%, 11/6/22	30,000	28,296
Actavis, Inc., 1.875%, 10/1/17	70,000	69,891
Actavis, Inc., 3.25%, 10/1/22	30,000	28,145
Actavis, Inc., 4.625%, 10/1/42	30,000	27,226
Bristol-Myers Squibb Co., 3.25%, 8/1/42	30,000	23,826
Endo Pharmaceuticals Holdings, Inc., 7.00%, 7/15/19	90,000	97,650
Endo Pharmaceuticals Holdings, Inc., 7.00%, 12/15/20	35,000	37,888
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	50,000	47,994
Merck & Co., Inc., 2.40%, 9/15/22	60,000	55,471
Merck & Co., Inc., 3.60%, 9/15/42	10,000	8,342
Mylan, Inc., 3.125%, 1/15/23(3)	50,000	45,994
Mylan, Inc., 5.40%, 11/29/43	10,000	10,162
Roche Holdings, Inc., 6.00%, 3/1/19(3)	46,000	54,840
Roche Holdings, Inc., 7.00%, 3/1/39(3)	40,000	53,361
Sanofi, 4.00%, 3/29/21	55,000	58,373
Valeant Pharmaceuticals International, 6.50%, 7/15/16(3)	36,000	37,247
Valeant Pharmaceuticals International, 6.875%, 12/1/18(3)	100,000	107,750
Valeant Pharmaceuticals International, 6.375%, 10/15/20(3)	225,000	238,219
Valeant Pharmaceuticals International, 7.25%, 7/15/22(3)	125,000	135,312
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75%, 9/15/18	75,000	82,031
		1,308,525
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.1%
American Tower Corp., 5.05%, 9/1/20	40,000	42,406
American Tower Corp., 4.70%, 3/15/22	10,000	10,087
BRE Properties, Inc., 3.375%, 1/15/23	30,000	28,030
Essex Portfolio LP, 3.625%, 8/15/22	20,000	19,068
Essex Portfolio LP, 3.25%, 5/1/23	20,000	18,357
Felcor Lodging LP, 6.75%, 6/1/19	20,000	21,500
HCP, Inc., 3.75%, 2/1/16	60,000	63,220
Health Care REIT, Inc., 2.25%, 3/15/18	20,000	19,986
Health Care REIT, Inc., 3.75%, 3/15/23	60,000	56,958
Health Care REIT, Inc., 4.50%, 1/15/24	40,000	39,921
Host Hotels & Resorts LP, 6.75%, 6/1/16	18,000	18,259
Host Hotels & Resorts LP, 5.875%, 6/15/19	55,000	59,704
Host Hotels & Resorts LP, 3.75%, 10/15/23	30,000	28,174
Kilroy Realty LP, 3.80%, 1/15/23	90,000	84,870
MPT Operating Partnership LP/MPT Finance Corp., 6.875%, 5/1/21	125,000	134,687
Omega Healthcare Investors, Inc., 5.875%, 3/15/24	50,000	50,750
ProLogis LP, 4.25%, 8/15/23	50,000	50,071

39

Shares/ Principal Amount	Value

Sabra Health Care LP/Sabra Capital Corp., 8.125%, 11/1/18	$ 94,000	$ 102,225
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	40,000	42,462
WEA Finance LLC, 4.625%, 5/10/21(3)	50,000	52,810
		943,545
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
CBRE Services, Inc., 5.00%, 3/15/23	125,000	120,781
Realogy Corp., 7.875%, 2/15/19(3)	50,000	54,875
		175,656
ROAD AND RAIL†
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	103,000	106,290
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	40,000	39,875
Burlington Northern Santa Fe LLC, 4.45%, 3/15/43	40,000	36,344
CSX Corp., 4.25%, 6/1/21	50,000	52,549
CSX Corp., 3.70%, 11/1/23	60,000	58,916
Union Pacific Corp., 4.00%, 2/1/21	40,000	42,133
Union Pacific Corp., 4.75%, 9/15/41	80,000	78,893
		415,000
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 0.1%
Advanced Micro Devices, Inc., 8.125%, 12/15/17	230,000	240,925
Freescale Semiconductor, Inc., 9.25%, 4/15/18(3)	67,000	72,611
Freescale Semiconductor, Inc., 8.05%, 2/1/20	200,000	216,500
Intel Corp., 1.35%, 12/15/17	60,000	59,960
MEMC Electronic Materials, Inc., 7.75%, 4/1/19	100,000	105,000
		694,996
SOFTWARE — 0.1%
Infor US, Inc., 9.375%, 4/1/19	125,000	141,563
Intuit, Inc., 5.75%, 3/15/17	303,000	338,206
Nuance Communications, Inc., 5.375%, 8/15/20(3)	50,000	47,375
Oracle Corp., 2.50%, 10/15/22	100,000	92,280
Oracle Corp., 3.625%, 7/15/23	90,000	89,662
Sabre, Inc., 8.50%, 5/15/19(3)	125,000	138,750
		847,836
SPECIALTY RETAIL — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, 1/15/19	125,000	136,875
Hertz Corp. (The), 6.75%, 4/15/19	125,000	135,313
Hertz Corp. (The), 7.375%, 1/15/21	200,000	220,500
Home Depot, Inc. (The), 5.95%, 4/1/41	70,000	81,107
Party City Holdings, Inc., 8.875%, 8/1/20	50,000	55,750
Petco Animal Supplies, Inc., 9.25%, 12/1/18(3)	225,000	242,437
Rent-A-Center, Inc., 6.625%, 11/15/20	70,000	74,375
Sally Holdings LLC / Sally Capital, Inc., 6.875%, 11/15/19	135,000	150,019
Sonic Automotive, Inc., 7.00%, 7/15/22	80,000	87,000
Sonic Automotive, Inc., 5.00%, 5/15/23	125,000	116,875
Staples, Inc., 4.375%, 1/12/23	50,000	48,155
Stewart Enterprises, Inc., 6.50%, 4/15/19	65,000	69,225
Toys “R” Us Delaware, Inc., 7.375%, 9/1/16(3)	125,000	118,438
Toys “R” Us Property Co. II LLC, 8.50%, 12/1/17	85,000	88,506
United Rentals North America, Inc., 5.75%, 7/15/18	95,000	102,481
United Rentals North America, Inc., 8.375%, 9/15/20	175,000	196,000
		1,923,056
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Burlington Coat Factory Warehouse Corp., 10.00%, 2/15/19	125,000	140,781
Gymboree Corp., 9.125%, 12/1/18	125,000	119,375
Hanesbrands, Inc., 6.375%, 12/15/20	145,000	159,137
L Brands, Inc., 6.90%, 7/15/17	100,000	115,250
L Brands, Inc., 6.625%, 4/1/21	75,000	82,969
L Brands, Inc., 5.625%, 2/15/22	140,000	144,900

40

Shares/ Principal Amount	Value

Phillips-Van Heusen Corp., 7.375%, 5/15/20	$ 20,000	$ 21,950
Polymer Group, Inc., 7.75%, 2/1/19	125,000	134,219
		918,581
TOBACCO†
Altria Group, Inc., 2.85%, 8/9/22	140,000	129,148
Philip Morris International, Inc., 4.125%, 5/17/21	110,000	116,090
		245,238
TRANSPORTATION INFRASTRUCTURE†
CEVA Group plc, 8.375%, 12/1/17(3)	70,000	73,850
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
Alltel Corp., 7.875%, 7/1/32	40,000	52,242
America Movil SAB de CV, 5.00%, 3/30/20	20,000	21,851
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	20,000	25,748
Cricket Communications, Inc., 7.75%, 10/15/20	150,000	172,500
MetroPCS Wireless, Inc., 7.875%, 9/1/18	90,000	97,425
MetroPCS Wireless, Inc., 6.625%, 11/15/20	125,000	132,813
Sprint Communications, 6.00%, 12/1/16	325,000	354,250
Sprint Communications, 9.00%, 11/15/18(3)	100,000	121,250
Sprint Communications, 7.00%, 3/1/20(3)	100,000	111,750
Sprint Communications, 6.00%, 11/15/22	220,000	219,450
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 2/2/21(3)	120,000	129,600
Vodafone Group plc, 5.625%, 2/27/17	30,000	33,870
		1,472,749
TOTAL CORPORATE BONDS (Cost $74,176,386)		76,650,508
U.S. Treasury Securities — 6.9%
U.S. Treasury Bonds, 5.50%, 8/15/28	50,000	62,918
U.S. Treasury Bonds, 5.375%, 2/15/31	620,000	776,647
U.S. Treasury Bonds, 4.375%, 11/15/39	1,400,000	1,556,516
U.S. Treasury Bonds, 4.375%, 5/15/41	200,000	222,094
U.S. Treasury Bonds, 2.75%, 11/15/42	1,450,000	1,174,274
U.S. Treasury Bonds, 3.125%, 2/15/43	250,000	219,219
U.S. Treasury Bonds, 2.875%, 5/15/43	550,000	456,328
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	5,158,065	6,186,253
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	823,255	945,199
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	769,774	884,518
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	683,859	564,130
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	580,460	458,405
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/15	2,160,740	2,202,352
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	3,611,070	3,798,394
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/16	1,060,710	1,088,636
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/17	7,421,832	7,662,173
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/18	2,532,125	2,612,442
U.S. Treasury Inflation Indexed Notes, 1.375%, 1/15/20	812,025	887,042
U.S. Treasury Inflation Indexed Notes, 1.125%, 1/15/21	4,441,704	4,754,009
U.S. Treasury Inflation Indexed Notes, 0.625%, 7/15/21	623,280	644,803
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	1,344,772	1,317,403
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/22	2,188,958	2,135,602
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	1,470,779	1,414,130

41

Shares/ Principal Amount	Value

U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23	$ 4,426,708	$ 4,347,337
U.S. Treasury Notes, 0.50%, 10/15/14	700,000	702,160
U.S. Treasury Notes, 2.25%, 1/31/15	2,200,000	2,253,238
U.S. Treasury Notes, 0.25%, 5/31/15	2,000,000	2,001,250
U.S. Treasury Notes, 1.875%, 6/30/15	500,000	513,008
U.S. Treasury Notes, 0.375%, 11/15/15(5)	1,000,000	1,001,836
U.S. Treasury Notes, 1.375%, 11/30/15	500,000	510,840
U.S. Treasury Notes, 2.125%, 12/31/15	3,000,000	3,113,790
U.S. Treasury Notes, 0.375%, 1/15/16	2,750,000	2,753,759
U.S. Treasury Notes, 0.875%, 2/28/17	600,000	603,750
U.S. Treasury Notes, 0.75%, 6/30/17	1,350,000	1,346,941
U.S. Treasury Notes, 2.375%, 7/31/17	700,000	738,364
U.S. Treasury Notes, 2.625%, 4/30/18	100,000	106,359
U.S. Treasury Notes, 1.375%, 7/31/18	5,700,000	5,732,729
U.S. Treasury Notes, 1.375%, 9/30/18	700,000	702,133
U.S. Treasury Notes, 1.25%, 10/31/18	4,800,000	4,779,562
U.S. Treasury Notes, 1.25%, 11/30/18(2)	680,000	676,095
U.S. Treasury Notes, 1.75%, 5/15/23	1,750,000	1,611,503
U.S. Treasury Notes, 2.50%, 8/15/23	950,000	932,039
TOTAL U.S. TREASURY SECURITIES (Cost $76,171,695)		76,450,180
U.S. Government Agency Mortgage-Backed Securities(6) — 2.7%
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.4%
FHLMC, VRN, 1.76%, 12/15/13	95,969	97,004
FHLMC, VRN, 1.85%, 12/15/13	190,036	193,022
FHLMC, VRN, 1.97%, 12/15/13	170,580	174,473
FHLMC, VRN, 1.98%, 12/15/13	148,004	151,380
FHLMC, VRN, 2.07%, 12/15/13	361,982	365,530
FHLMC, VRN, 2.26%, 12/15/13	135,252	143,295
FHLMC, VRN, 2.36%, 12/15/13	255,874	254,554
FHLMC, VRN, 2.37%, 12/15/13	339,584	337,184
FHLMC, VRN, 2.42%, 12/15/13	68,318	72,665
FHLMC, VRN, 2.57%, 12/15/13	74,567	77,717
FHLMC, VRN, 2.63%, 12/15/13	105,708	112,765
FHLMC, VRN, 2.89%, 12/15/13	43,630	44,705
FHLMC, VRN, 3.23%, 12/15/13	53,704	56,878
FHLMC, VRN, 3.28%, 12/15/13	195,740	202,831
FHLMC, VRN, 3.81%, 12/15/13	120,169	126,497
FHLMC, VRN, 4.04%, 12/15/13	102,908	109,065
FHLMC, VRN, 4.38%, 12/15/13	158,511	164,675
FHLMC, VRN, 4.70%, 12/15/13	208,819	224,186
FHLMC, VRN, 5.12%, 12/15/13	20,841	21,736
FHLMC, VRN, 5.21%, 12/15/13	56,882	60,310
FHLMC, VRN, 5.38%, 12/15/13	141,831	148,553
FHLMC, VRN, 6.13%, 12/15/13	42,070	44,496
FNMA, VRN, 2.33%, 12/25/13	165,991	176,549
FNMA, VRN, 2.38%, 12/25/13	60,616	64,297
FNMA, VRN, 2.70%, 12/25/13	184,613	187,262
FNMA, VRN, 3.32%, 12/25/13	117,275	121,775
FNMA, VRN, 3.36%, 12/25/13	88,716	94,715
FNMA, VRN, 3.79%, 12/25/13	88,316	93,102
FNMA, VRN, 3.92%, 12/25/13	99,955	105,714
FNMA, VRN, 3.94%, 12/25/13	56,216	59,750
FNMA, VRN, 5.38%, 12/25/13	194,262	209,255
		4,295,940
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 2.3%
FHLMC, 7.00%, 6/1/14	814	824
FHLMC, 4.50%, 1/1/19	132,862	141,039
FHLMC, 5.00%, 1/1/21	163,249	176,602
FHLMC, 5.00%, 4/1/21	226,908	242,140
FHLMC, 7.00%, 8/1/29	1,545	1,755
FHLMC, 8.00%, 7/1/30	12,119	14,353
FHLMC, 5.50%, 12/1/33	98,924	109,041
FHLMC, 6.00%, 11/1/38	670,780	736,986
FHLMC, 6.50%, 7/1/47	16,673	17,932
FNMA, 6.00%, 4/1/14	596	600
FNMA, 7.50%, 6/1/15	693	697
FNMA, 5.50%, 12/1/16	22,608	24,121
FNMA, 4.50%, 5/1/19	78,302	83,528
FNMA, 4.50%, 5/1/19	95,305	101,664
FNMA, 5.00%, 9/1/20	66,715	71,946
FNMA, 7.00%, 6/1/26	643	750
FNMA, 7.50%, 3/1/27	2,368	2,432
FNMA, 7.00%, 1/1/29	4,694	5,297
FNMA, 6.50%, 4/1/29	14,253	15,856

42

Shares/ Principal Amount	Value

FNMA, 6.50%, 8/1/29	$ 11,047	$ 12,700
FNMA, 6.50%, 12/1/29	25,414	29,302
FNMA, 7.00%, 3/1/30	6,448	7,361
FNMA, 8.00%, 7/1/30	11,832	13,164
FNMA, 7.50%, 9/1/30	3,456	3,999
FNMA, 5.00%, 7/1/31	13,872	15,394
FNMA, 7.00%, 9/1/31	15,894	18,028
FNMA, 6.50%, 1/1/32	9,674	10,754
FNMA, 6.50%, 8/1/32	10,495	11,887
FNMA, 6.50%, 11/1/32	98,125	112,873
FNMA, 5.50%, 6/1/33	35,329	38,952
FNMA, 5.50%, 8/1/33	60,715	66,599
FNMA, 5.00%, 11/1/33	448,751	489,983
FNMA, 4.50%, 9/1/35	283,697	303,653
FNMA, 5.00%, 1/1/36	1,642,071	1,785,944
FNMA, 5.00%, 2/1/36	379,073	412,526
FNMA, 5.50%, 1/1/37	283,476	310,530
FNMA, 5.50%, 2/1/37	154,052	168,734
FNMA, 6.50%, 8/1/37	164,728	177,435
FNMA, 4.50%, 2/1/39	483,004	516,551
FNMA, 5.00%, 4/1/40	840,475	918,737
FNMA, 3.50%, 1/1/41	675,948	682,502
FNMA, 4.00%, 1/1/41	1,755,680	1,839,593
FNMA, 4.50%, 1/1/41	896,463	962,917
FNMA, 4.50%, 2/1/41	801,430	857,924
FNMA, 4.00%, 5/1/41	670,918	701,518
FNMA, 4.50%, 7/1/41	955,314	1,025,799
FNMA, 4.00%, 12/1/41	593,457	620,878
FNMA, 4.00%, 1/1/42	337,490	352,923
FNMA, 3.50%, 5/1/42	1,728,200	1,745,069
FNMA, 3.50%, 6/1/42	232,375	234,761
FNMA, 3.50%, 9/1/42	1,932,472	1,954,230
FNMA, 3.00%, 11/1/42	768,732	743,810
FNMA, 6.50%, 8/1/47	34,050	36,797
FNMA, 6.50%, 8/1/47	31,944	34,556
FNMA, 6.50%, 9/1/47	115,109	124,360
FNMA, 6.50%, 9/1/47	4,109	4,441
FNMA, 6.50%, 9/1/47	12,159	13,144
FNMA, 6.50%, 9/1/47	37,435	40,442
FNMA, 6.50%, 9/1/47	11,793	12,738
GNMA, 7.50%, 10/15/25	2,498	2,843
GNMA, 6.00%, 3/15/26	28,776	32,287
GNMA, 7.00%, 12/15/27	4,784	4,980
GNMA, 6.50%, 2/15/28	2,396	2,676
GNMA, 7.50%, 5/15/30	3,359	3,541
GNMA, 7.00%, 5/15/31	23,546	28,066
GNMA, 5.50%, 11/15/32	59,462	65,567
GNMA, 6.50%, 10/15/38	916,284	1,027,154
GNMA, 4.00%, 1/20/41	1,579,099	1,672,340
GNMA, 4.50%, 5/20/41	810,750	877,407
GNMA, 4.50%, 6/15/41	719,003	784,474
GNMA, 4.00%, 6/20/42	1,441,987	1,528,843
		25,191,249
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $28,898,422)		29,487,189
Municipal Securities — 0.6%
Alameda County Industrial Development Authority Rev., Series 1997 A, (Plyproperties Project), VRDN, 0.08%, 12/5/13 (LOC: Wells Fargo Bank N.A.)	440,000	440,000
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	30,000	30,515
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	50,000	61,787
Appling County Development Authority Rev., (Georgia Power Co. Plant Hatch Project), VRDN, 0.08%, 12/2/13	500,000	500,000
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	95,000	118,131
California GO, (Building Bonds), 6.65%, 3/1/22	60,000	71,306
California GO, (Building Bonds), 7.55%, 4/1/39	20,000	27,083
California GO, (Building Bonds), 7.30%, 10/1/39	45,000	58,849
California GO, (Building Bonds), 7.60%, 11/1/40	40,000	54,810
City of Lowell Rev., (Little Rock Newspapers), VRDN, 0.11%, 12/4/13 (LOC: JPMorgan Chase Bank N.A.)	450,000	450,000
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	85,000	78,309
Kansas State Department of Transportation Highway Rev., Series 2010 A, (Building Bonds), 4.60%, 9/1/35	50,000	51,472

43

Shares/ Principal Amount	Value

Little Rock Metrocentre Improvement District No. 1 Rev., (Little Rock Newspapers, Inc.), VRDN, 0.09%, 12/2/13 (LOC: JPMorgan Chase Bank N.A.)	$ 500,000	$ 500,000
Long Island Power Authority Electric System Rev., Series 1998 2B, VRDN, 0.11%, 12/2/13 (LOC: Bayerische Landesbank)	600,000	600,000
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	50,000	59,438
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	35,000	39,604
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	75,000	90,117
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	40,000	48,702
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	70,000	95,289
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	30,000	39,409
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	30,000	35,936
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	80,000	83,040
Orange County Housing Finance Authority Multifamily Rev., Series 2002 B, (Millenia), VRDN, 0.19%, 12/4/13 (LOC: FNMA)	245,000	245,000
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	50,000	58,576
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	45,000	40,014
Puerto Rico GO, Series 2012 A, (Public Improvement), 5.50%, 7/1/39	1,400,000	1,003,618
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	90,000	100,841
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	140,000	153,461
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	45,000	45,847
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	50,000	58,340
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	55,000	61,293
Tempe Industrial Development Authority Rev., Series 2004 B, (ASUF Brickyard LLC), VRDN, 0.15%, 12/5/13 (LOC: Bank of America N.A.)	457,000	457,000
Utah Housing Corp. Multifamily Housing Rev., Series 2004 B, (Tanglewood),VRDN, 0.16%, 12/4/13 (LOC: Citibank N.A.)	400,000	400,000
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	20,000	21,022
Wisconsin Health & Educational Facilities Authority Rev., (Benevolent Corporation Cedar Community), VRDN, 0.07%, 12/5/13 (LOC: JPMorgan Chase Bank N.A.)	435,000	435,000
TOTAL MUNICIPAL SECURITIES (Cost $6,451,078)		6,613,809
Commercial Paper(7) — 0.5%
Bank of Nova Scotia, 0.17%, 12/30/13	500,000	499,966
BNP Paribas Finance, Inc., 0.16%, 12/2/13	500,000	499,995
Catholic Health Initiatives, 0.16%, 12/5/13	500,000	499,994

44

Shares/ Principal Amount	Value

Crown Point Capital Co., 0.15%, 12/2/13(3)	$ 500,000	$ 499,995
Govco LLC, 0.22%, 12/19/13(3)	500,000	499,939
Lexington Parker Capital, 0.15%, 12/2/13(3)	500,000	499,994
Lexington Parker Capital, 0.17%, 1/16/14(3)	500,000	499,885
Liberty Street Funding LLC, 0.17%, 2/25/14(3)	500,000	499,757
Old Line Funding LLC, 0.20%, 2/11/14(3)	500,000	499,909
San Francisco City & County Public Utilities Commission, 0.13%, 12/10/13	500,000	500,000
Thunder Bay Funding LLC, 0.17%, 3/21/14(3)	500,000	499,673
Toyota Motor Credit Corp., 0.21%, 1/9/14	500,000	499,937
TOTAL COMMERCIAL PAPER (Cost $5,998,976)		5,999,044
Commercial Mortgage-Backed Securities(6) — 0.5%
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	17,365	17,417
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 12/10/13	200,000	212,889
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 12/10/13	175,000	187,646
Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-PARK, Class A SEQ, 2.96%, 12/10/30(3)	265,000	253,300
BB-UBS Trust, Series 2012-SHOW, Class A SEQ, 3.43%, 11/5/36(3)	175,000	164,192
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	130,000	131,165
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.39%, 12/15/13	100,000	107,529
Commercial Mortgage Pass-Through Certificates, Series 2004-LB2A, Class A4 SEQ, 4.72%, 3/10/39	56,658	56,764
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 12/15/13	114,629	115,491
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 12/10/13	250,000	257,416
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 12/10/13	100,000	103,771
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 12/10/13	334,632	339,484
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	340,000	354,302
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	600,000	624,315
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	225,000	224,923
Irvine Core Office Trust, Series 2013-IRV, Class A2 SEQ, VRN, 3.28%, 12/15/13(3)	175,000	166,771
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class AS, 4.52%, 12/15/46	150,000	156,673
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	67,903	69,287
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	144,974	145,522
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.71%, 12/15/13	188,571	190,942
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 12/15/13	75,000	77,572

45

Shares/ Principal Amount	Value

LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 12/15/13	$ 250,000	$ 266,005
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM, VRN, 5.26%, 12/15/13	325,000	350,061
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4 SEQ, 2.86%, 11/15/45	175,000	167,500
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	12,587	12,600
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	288,443	295,982
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	10,211	10,300
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	450,000	461,773
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,572,454)		5,521,592
Collateralized Mortgage Obligations(6) — 0.4%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	46,447	48,230
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	276,706	206,143
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	54,066	55,480
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	125,000	128,224
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	62,381	61,053
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, VRN, 2.30%, 12/25/13	23,320	23,532
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.26%, 12/25/13	116,358	114,498
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 4A1, VRN, 5.24%, 12/25/13	75,829	74,725
GSR Mortgage Loan Trust, Series 2005-AR1, Class 3A1, VRN, 2.61%, 12/25/13	68,781	67,591
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1, VRN, 2.65%, 12/25/13	183,738	183,041
JPMorgan Mortgage Trust, Series 2005-A4, Class 1A1, VRN, 5.24%, 12/25/13	118,767	122,151
JPMorgan Mortgage Trust, Series 2005-A4, Class 2A1, VRN, 2.78%, 12/25/13	67,832	67,921
JPMorgan Mortgage Trust, Series 2006-A3, Class 7A1, VRN, 2.85%, 12/25/13	187,316	187,370
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2 SEQ, VRN, 2.50%, 12/25/13(3)	84,525	82,041
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	73,704	78,706
Merrill Lynch Mortgage Investors Trust, Series 2005-A2, Class A1, VRN, 2.55%, 12/25/13	124,791	123,131
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.65%, 12/18/13	88,405	91,815
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 12/25/13	86,976	86,704
Sequoia Mortgage Trust, Series 2013-12, Class A1 SEQ, VRN, 4.00%, 12/25/13(3)	250,000	254,708
Wamu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	121,474	129,367
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/13	124,069	130,929
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Z, Class 2A2, VRN, 2.62%, 12/25/13	244,646	247,505

46

Shares/ Principal Amount	Value

Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	$ 162,081	$ 163,298
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-5, Class 1A1, 5.00%, 5/25/20	35,051	35,989
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A17, VRN, 2.63%, 12/25/13	189,122	191,469
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.33%, 12/25/13	90,903	93,491
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.67%, 12/25/13	63,580	64,760
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 3A2, VRN, 2.65%, 12/25/13	120,681	122,955
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	202,154	207,128
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	94,178	94,194
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-14, Class 2A2, 5.50%, 10/25/22	124,195	129,472
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	73,450	76,921
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-9, Class 1A8, 5.50%, 7/25/37	24,705	25,246
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.05%, 12/25/13	145,226	143,660
Wells Fargo Mortgage-Backed Securities Trust, Series 2008-1, Class 4A1, 5.75%, 2/25/38	142,697	147,136
		4,060,584
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS†
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	407,069	446,696
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $4,525,923)		4,507,280
Exchange-Traded Funds — 0.3%
iShares Russell 1000 Growth Index Fund	17,279	1,449,535
iShares Russell 2000 Value Index Fund	1,890	185,504
iShares Russell Midcap Value Index Fund	22,971	1,477,265
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,848,308)		3,112,304
U.S. Government Agency Securities — 0.2%
FHLMC, 2.375%, 1/13/22	$ 420,000	408,870
FNMA, 6.625%, 11/15/30	950,000	1,264,902
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,696,921)		1,673,772
Sovereign Governments and Agencies — 0.1%
BRAZIL†
Brazilian Government International Bond, 5.875%, 1/15/19	210,000	238,350
CANADA†
Province of Ontario Canada, 5.45%, 4/27/16	100,000	111,530
Province of Ontario Canada, 1.00%, 7/22/16	40,000	40,352
Province of Ontario Canada, 1.60%, 9/21/16	60,000	61,472
		213,354
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21	100,000	104,250
ITALY†
Italy Government International Bond, 6.875%, 9/27/23	40,000	48,368

47

Shares/ Principal Amount	Value

MEXICO — 0.1%
Mexico Government International Bond, 5.625%, 1/15/17	$ 70,000	$ 78,400
Mexico Government International Bond, MTN, 5.95%, 3/19/19	200,000	232,000
Mexico Government International Bond, 5.125%, 1/15/20	70,000	78,050
Mexico Government International Bond, 6.05%, 1/11/40	80,000	85,800
Mexico Government International Bond, MTN, 4.75%, 3/8/44	30,000	26,490
		500,740
PERU†
Peruvian Government International Bond, 6.55%, 3/14/37	40,000	45,400
Peruvian Government International Bond, 5.625%, 11/18/50	60,000	59,550
		104,950
POLAND†
Poland Government International Bond, 5.125%, 4/21/21	70,000	76,475
SOUTH KOREA†
Export-Import Bank of Korea, 3.75%, 10/20/16	100,000	106,701
Korea Development Bank (The), 3.25%, 3/9/16	80,000	83,590
Korea Development Bank (The), 4.00%, 9/9/16	70,000	74,874
		265,165
URUGUAY†
Uruguay Government International Bond, 4.125%, 11/20/45	30,000	23,025
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $1,491,125)		1,574,677
Asset-Backed Securities(6)†
American Airlines Pass-Through Trust, 7.00%, 7/31/19(3)	61,269	64,485
UAL 2007-1 Pass Through Trust, Series 071A, 6.64%, 1/2/24	93,107	97,297
US Airways 2013-1 Class A Pass Through Trust, 3.95%, 5/15/27	60,000	57,900
TOTAL ASSET-BACKED SECURITIES (Cost $219,538)		219,682
Preferred Stocks†
CONSUMER FINANCE†
Ally Financial, Inc., 7.00%(3) (Cost $126,170)	131	126,542
Convertible Preferred Stocks†
HOUSEHOLD DURABLES†
Beazer Homes USA, Inc., 7.50%, 7/15/15	1,310	42,811
TOBACCO†
Universal Corp., 6.75%	22	26,295
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $58,055)		69,106
Temporary Cash Investments — 1.8%
SSgA U.S. Government Money Market Fund (Cost $19,688,372)	19,688,372	19,688,372
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $864,803,055)		1,106,282,637
OTHER ASSETS AND LIABILITIES — 0.1%		1,482,529
TOTAL NET ASSETS — 100.0%		$1,107,765,166

48

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Gain (Loss)
CAD	36,375	USD	34,469	JPMorgan Chase Bank N.A.	12/31/13	$ (260)
USD	1,412,184	CAD	1,490,673	JPMorgan Chase Bank N.A.	12/31/13	10,275
CHF	4,557	USD	4,998	Credit Suisse AG	12/31/13	31
CHF	8,694	USD	9,586	Credit Suisse AG	12/31/13	8
USD	128,283	CHF	116,406	Credit Suisse AG	12/31/13	(180)
EUR	35,290	USD	47,700	UBS AG	12/31/13	251
EUR	43,285	USD	58,765	UBS AG	12/31/13	50
USD	313,395	EUR	231,385	UBS AG	12/31/13	(1,007)
USD	569,235	EUR	420,276	UBS AG	12/31/13	(1,829)
USD	898,634	EUR	663,476	UBS AG	12/31/13	(2,887)
USD	22,683	EUR	16,708	UBS AG	12/31/13	(19)
USD	627,589	GBP	387,391	Credit Suisse AG	12/31/13	(6,176)
USD	23,585	GBP	14,603	Credit Suisse AG	12/31/13	(305)
						$(2,048)

Futures Contracts
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
6	U.S. Treasury 10- Year Notes	March 2014	$ 752,250	$ 185
2	U.S. Treasury Ultra Long Bonds	March 2014	278,250	(1,411)
			$1,030,500	$(1,226)

49

Notes to Schedule of Investments

ADR = American Depositary Receipt

CAD = Canadian Dollar

CHF = Swiss Franc

CVA = Certificaten Van Aandelen

EUR = Euro

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GBP = British Pound

GDR = Global Depositary Receipt

GNMA = Government National Mortgage Association

GO = General Obligation

LOC = Letter of Credit

MTN = Medium Term Note

NVDR = Non-Voting Depositary Receipt

OJSC = Open Joint Stock Company

PIK = Payment in Kind

SEQ = Sequential Payer

USD = United States Dollar

VRDN = Variable Rate Demand Note. Interest reset date is indicated. Rate shown is effective at the period end.

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)

Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional investors. The aggregate value of these securities at the period end was $18,464,045, which represented 1.7% of total net assets.

(4)	Security is in default.

(5)

Security, or a portion thereof, has been pledged at the custodian bank or with a broker for margin requirements on futures contracts. At the period end, the aggregate value of securities pledged was $30,055.

(6)	Final maturity date indicated, unless otherwise noted.

(7)	The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

See Notes to Financial Statements.

50

Statement of Assets and Liabilities

NOVEMBER 30, 2013
Assets
Investment securities, at value (cost of $864,803,055)	$1,106,282,637
Foreign currency holdings, at value (cost of $139,597)	139,852
Receivable for investments sold	6,758,932
Receivable for capital shares sold	499,494
Receivable for variation margin on futures contracts	406
Unrealized gain on forward foreign currency exchange contracts	10,615
Dividends and interest receivable	3,097,402
Other assets	22,434
1,116,811,772

Liabilities
Disbursements in excess of demand deposit cash	487,357
Payable for investments purchased	7,039,742
Payable for capital shares redeemed	266,858
Unrealized loss on forward foreign currency exchange contracts	12,663
Accrued management fees	1,053,960
Distribution and service fees payable	155,162
Accrued foreign taxes	30,864
9,046,606

Net Assets	$1,107,765,166

Net Assets Consist of:
Capital (par value and paid-in surplus)	$766,520,891
Undistributed net investment income	5,798,946
Undistributed net realized gain	93,983,564
Net unrealized appreciation	241,461,765
$1,107,765,166

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$507,496,558	53,653,501	$9.46
Institutional Class, $0.01 Par Value	$104,332,039	11,057,760	$9.44
A Class, $0.01 Par Value	$391,638,457	41,282,790	$9.49*
B Class, $0.01 Par Value	$9,002,291	960,837	$9.37
C Class, $0.01 Par Value	$72,755,764	7,784,400	$9.35
R Class, $0.01 Par Value	$22,513,493	2,375,439	$9.48
R6 Class, $0.01 Par Value	$26,564	2,815	$9.44

*  Maximum offering price $10.07 (net asset value divided by 0.9425).

See Notes to Financial Statements.

51

Statement of Operations

YEAR ENDED NOVEMBER 30, 2013
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $434,473)	$ 15,584,090
Interest	7,280,836
22,864,926

Expenses:
Management fees	12,398,799
Distribution and service fees:
A Class	916,818
B Class	95,419
C Class	648,816
R Class	114,853
Directors’ fees and expenses	55,475
Other expenses	9,717
14,239,897

Net investment income (loss)	8,625,029

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	125,424,259
Futures contract transactions	232,713
Foreign currency transactions	(208,647)
125,448,325

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(30,864))	55,217,835
Futures contracts	(1,226)
Translation of assets and liabilities in foreign currencies	(4,139)
55,212,470

Net realized and unrealized gain (loss)	180,660,795

Net Increase (Decrease) in Net Assets Resulting from Operations	$189,285,824

See Notes to Financial Statements.

52

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2013 AND NOVEMBER 30, 2012
Increase (Decrease) in Net Assets	November 30, 2013	November 30, 2012
Operations
Net investment income (loss)	$ 8,625,029	$ 12,281,138
Net realized gain (loss)	125,448,325	56,413,808
Change in net unrealized appreciation (depreciation)	55,212,470	55,950,998
Net increase (decrease) in net assets resulting from operations	189,285,824	124,645,944

Distributions to Shareholders
From net investment income:
Investor Class	(6,115,358)	(6,055,286)
Institutional Class	(2,352,342)	(2,324,310)
A Class	(4,475,326)	(2,831,283)
B Class	(111,468)	—
C Class	(629,373)	—
R Class	(268,082)	(81,750)
From net realized gains:
Investor Class	(16,334,716)	—
Institutional Class	(5,657,353)	—
A Class	(12,563,232)	—
B Class	(370,091)	—
C Class	(2,119,675)	—
R Class	(804,957)	—
Decrease in net assets from distributions	(51,801,973)	(11,292,629)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(77,328,804)	(54,767,789)

Net increase (decrease) in net assets	60,155,047	58,585,526

Net Assets
Beginning of period	1,047,610,119	989,024,593
End of period	$1,107,765,166	$1,047,610,119

Undistributed net investment income	$5,798,946	$11,376,892

See Notes to Financial Statements.

53

Notes to Financial Statements

NOVEMBER 30, 2013

1. Organization

American Century Strategic Asset Allocations, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Strategic Allocation: Aggressive Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund is an asset allocation fund and its investment objective is to seek the highest level of total return consistent with its asset mix.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. Sale of the R6 Class commenced on July 26, 2013.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

54

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations in domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

55

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

56

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.20% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule ranges from 0.70% to 1.00% for the Institutional Class and 0.55% to 0.85% for the R6 Class. The effective annual management fee for each class for the period ended November 30, 2013 was 1.19% for the Investor Class, A Class, B Class, C Class and R Class, 0.99% for the Institutional Class and 0.84% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended November 30, 2013 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation’s distributor, ACIS, and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended November 30, 2013 totaled $813,832,441, of which $86,838,465 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended November 30, 2013 totaled $942,185,102, of which $71,664,769 represented U.S. Treasury and Government Agency obligations.

57

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2013(1)		Year ended November 30, 2012
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	350,000,000		350,000,000
Sold	12,656,078	$ 108,593,798	8,432,750	$ 66,851,951
Issued in reinvestment of distributions	2,722,263	22,078,286	797,341	5,958,858
Redeemed	(15,049,944)	(130,262,122)	(15,596,079)	(124,298,407)
	328,397	409,962	(6,365,988)	(51,487,598)
Institutional Class/Shares Authorized	75,000,000		75,000,000
Sold	4,364,175	37,432,804	8,600,333	68,740,407
Issued in reinvestment of distributions	991,318	7,984,724	310,080	2,316,870
Redeemed	(14,100,088)	(118,407,464)	(6,305,544)	(50,901,061)
	(8,744,595)	(72,989,936)	2,604,869	20,156,216
A Class/Shares Authorized	225,000,000		225,000,000
Sold	7,903,109	69,187,265	8,060,947	64,247,394
Issued in reinvestment of distributions	2,050,698	16,712,932	371,458	2,763,599
Redeemed	(10,792,551)	(93,584,178)	(10,796,210)	(86,364,529)
	(838,744)	(7,683,981)	(2,363,805)	(19,353,536)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	17,593	151,973	13,977	114,215
Issued in reinvestment of distributions	57,561	466,659	—	—
Redeemed	(355,512)	(3,059,565)	(254,420)	(2,033,063)
	(280,358)	(2,440,933)	(240,443)	(1,918,848)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	1,587,254	13,713,187	1,030,958	8,173,756
Issued in reinvestment of distributions	316,737	2,562,606	—	—
Redeemed	(1,075,629)	(9,288,943)	(1,440,864)	(11,455,214)
	828,362	6,986,850	(409,906)	(3,281,458)
R Class/Shares Authorized	25,000,000		25,000,000
Sold	897,257	7,755,042	1,084,426	8,749,458
Issued in reinvestment of distributions	131,446	1,072,988	11,108	81,750
Redeemed	(1,222,194)	(10,463,796)	(967,679)	(7,713,773)
	(193,491)	(1,635,766)	127,855	1,117,435
R6 Class/Shares Authorized	50,000,000		N/A
Sold	2,815	25,000
Net increase (decrease)	(8,897,614)	$ (77,328,804)	(6,647,418)	$ (54,767,789)

(1)	July 26, 2013 (commencement of sale) through November 30, 2013 for the R6 Class.

58

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•

Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$670,470,346	$204,118,234	—
Corporate Bonds	—	76,650,508	—
U.S. Treasury Securities	—	76,450,180	—
U.S. Government Agency Mortgage-Backed Securities	—	29,487,189	—
Municipal Securities	—	6,613,809	—
Commercial Paper	—	5,999,044	—
Commercial Mortgage-Backed Securities	—	5,521,592	—
Collateralized Mortgage Obligations	—	4,507,280	—
Exchange-Traded Funds	3,112,304	—	—
U.S. Government Agency Securities	—	1,673,772	—
Sovereign Governments and Agencies	—	1,574,677	—
Asset-Backed Securities	—	219,682	—
Preferred Stocks	—	126,542	—
Convertible Preferred Stocks	—	69,106	—
Temporary Cash Investments	19,688,372	—	—
Total Value of Investment Securities	$693,271,022	$413,011,615	—
Other Financial Instruments
Futures Contracts	$185	—	—
Forward Foreign Currency Exchange Contracts	—	$10,615	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$185	$10,615	—

Liabilities
Other Financial Instruments
Futures Contracts	$(1,411)	—	—
Forward Foreign Currency Exchange Contracts	—	$(12,663)	—
Total Unrealized Gain (Loss) on Other Financial Instruments	$(1,411)	$(12,663)	—

59

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund purchased and sold interest rate risk derivative instruments throughout the reporting period, and the instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume.

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Value of Derivative Instruments as of November 30, 2013
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$10,615	Unrealized loss on forward foreign currency exchange contracts	$12,663
Interest Rate Risk	Receivable for variation margin on futures contracts*	406	Payable for variation margin on futures contracts*	—
		$11,021		$12,663
* Included in the unrealized gain (loss) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2013
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$145,499	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(34,117)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$ 1,969
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	87,214	Change in net unrealized appreciation (depreciation) on futures contracts	(1,226)
		$198,596		$ 743

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

On December 17, 2013, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 16, 2013 of $0.9304 for the Investor Class, Institutional Class, A Class, B Class, C Class, R Class and R6 Class.

On December 17, 2013, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 16, 2013:

Investor Class	Institutional Class	A Class	B Class	C Class	R Class	R6 Class
$0.1180	$0.1367	$0.0946	$0.0245	$0.0245	$0.0713	$0.1507

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The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions Paid From
Ordinary income	$13,951,949	$11,292,629
Long-term capital gains	$37,850,024	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2013, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$881,843,260
Gross tax appreciation of investments	$233,593,782
Gross tax depreciation of investments	(9,154,405)
Net tax appreciation (depreciation) of investments	$224,439,377
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(14,356)
Net tax appreciation (depreciation)	$224,425,021
Other book-to-tax adjustments	$(83,632)
Undistributed ordinary income	$28,980,795
Accumulated long-term gains	$87,922,091

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2013	$8.31	0.08	1.48	1.56	(0.11)	(0.30)	(0.41)	$9.46	19.71%	1.20%	0.96%	79%	$507,497
2012	$7.46	0.10	0.85	0.95	(0.10)	—	(0.10)	$8.31	12.92%	1.20%	1.30%	80%	$442,983
2011	$7.30	0.09	0.15	0.24	(0.08)	—	(0.08)	$7.46	3.32%	1.20%	1.19%	91%	$445,035
2010	$6.59	0.08	0.72	0.80	(0.09)	—	(0.09)	$7.30	12.18%	1.21%	1.11%	98%	$478,255
2009	$5.29	0.08	1.32	1.40	(0.10)	—	(0.10)	$6.59	26.83%	1.21%	1.43%	134%	$429,634
Institutional Class
2013	$8.28	0.10	1.48	1.58	(0.12)	(0.30)	(0.42)	$9.44	20.13%	1.00%	1.16%	79%	$104,332
2012	$7.44	0.12	0.85	0.97	(0.13)	—	(0.13)	$8.28	13.13%	1.00%	1.50%	80%	$163,871
2011	$7.30	0.11	0.15	0.26	(0.12)	—	(0.12)	$7.44	3.46%	1.00%	1.39%	91%	$127,983
2010	$6.60	0.09	0.72	0.81	(0.11)	—	(0.11)	$7.30	12.46%	1.01%	1.31%	98%	$122,223
2009	$5.31	0.09	1.31	1.40	(0.11)	—	(0.11)	$6.60	26.78%	1.01%	1.63%	134%	$126,801
A Class
2013	$8.34	0.06	1.50	1.56	(0.11)	(0.30)	(0.41)	$9.49	19.54%	1.45%	0.71%	79%	$391,638
2012	$7.47	0.08	0.85	0.93	(0.06)	—	(0.06)	$8.34	12.61%	1.45%	1.05%	80%	$351,492
2011	$7.30	0.07	0.15	0.22	(0.05)	—	(0.05)	$7.47	2.94%	1.45%	0.94%	91%	$332,329
2010	$6.57	0.06	0.72	0.78	(0.05)	—	(0.05)	$7.30	11.96%	1.46%	0.86%	98%	$352,882
2009	$5.28	0.07	1.30	1.37	(0.08)	—	(0.08)	$6.57	26.38%	1.46%	1.18%	134%	$351,285

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For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2013	$8.29	—(3)	1.47	1.47	(0.09)	(0.30)	(0.39)	$9.37	18.53%	2.20%	(0.04)%	79%	$9,002
2012	$7.41	0.02	0.86	0.88	—	—	—	$8.29	11.88%	2.20%	0.30%	80%	$10,287
2011	$7.25	0.01	0.15	0.16	—	—	—	$7.41	2.21%	2.20%	0.19%	91%	$10,982
2010	$6.52	0.01	0.72	0.73	—	—	—	$7.25	11.20%	2.21%	0.11%	98%	$12,471
2009	$5.25	0.02	1.29	1.31	(0.04)	—	(0.04)	$6.52	25.22%	2.21%	0.43%	134%	$13,183
C Class
2013	$8.27	—(3)	1.47	1.47	(0.09)	(0.30)	(0.39)	$9.35	18.57%	2.20%	(0.04)%	79%	$72,756
2012	$7.39	0.02	0.86	0.88	—	—	—	$8.27	11.91%	2.20%	0.30%	80%	$57,519
2011	$7.24	0.01	0.14	0.15	—	—	—	$7.39	2.07%	2.20%	0.19%	91%	$54,470
2010	$6.51	0.01	0.72	0.73	—	—	—	$7.24	11.21%	2.21%	0.11%	98%	$55,588
2009	$5.23	0.02	1.30	1.32	(0.04)	—	(0.04)	$6.51	25.51%	2.21%	0.43%	134%	$49,193
R Class
2013	$8.35	0.04	1.49	1.53	(0.10)	(0.30)	(0.40)	$9.48	19.18%	1.70%	0.46%	79%	$22,513
2012	$7.47	0.06	0.85	0.91	(0.03)	—	(0.03)	$8.35	12.30%	1.70%	0.80%	80%	$21,458
2011	$7.28	0.05	0.15	0.20	(0.01)	—	(0.01)	$7.47	2.78%	1.70%	0.69%	91%	$18,226
2010	$6.53	0.04	0.73	0.77	(0.02)	—	(0.02)	$7.28	11.78%	1.71%	0.61%	98%	$17,624
2009	$5.25	0.05	1.30	1.35	(0.07)	—	(0.07)	$6.53	26.02%	1.71%	0.93%	134%	$9,947
R6 Class
2013(4)	$8.88	0.03	0.53	0.56	—	—	—	$9.44	6.31%	0.85%(5)	1.12%(5)	79%(6)	$27

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	July 26, 2013 (commencement of sale) through November 30, 2013.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2013.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
American Century Strategic Asset Allocations, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Strategic Allocation: Aggressive Fund (the “Fund”), one of the funds constituting American Century Strategic Asset Allocations, Inc., as of November 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Allocation: Aggressive Fund of American Century Strategic Asset Allocations, Inc. as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

January 17, 2014

66

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday. Mr. Pratt may serve until December 31 of the year in which he reaches his 76th birthday based on an extension granted under previous retirement guidelines.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and do not have any other affiliations, positions, or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	75	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	75	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	75	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	75	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
Donald H. Pratt(1) (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	75	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	75	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	75	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	75	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	75	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	None

(1)	Donald H. Pratt will retire as Director and Chairman of the Board effective December 31, 2013.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S.Thomas (1963)	Director and President since 2007

President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Maryanne L.Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006

Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

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Approval of Management Agreement

At a meeting held on June 20, 2013, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•

the investment performance of the Fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

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Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and

71

approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

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Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund

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shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Approval of Management Agreement

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund’s investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the “About Us” page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2013.

For corporate taxpayers, the fund hereby designates $11,824,098, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2013 as qualified for the corporate dividends received deduction.

The fund hereby designates $1,946,495 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871.

The fund hereby designates $45,839,334, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended November 30, 2013.

The fund utilized earnings and profits of $10,777,629 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Strategic Asset Allocations, Inc.

Investment Advisor:

American Century Investment Management, Inc.

Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2014 American Century Proprietary Holdings, Inc. All rights reserved.

CL-ANN-80791 1401

ITEM 2. CODE OF ETHICS.

(a)

The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)

The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord and Stephen E. Yates are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2012:     $ 90,839

FY 2013:     $100,003

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2012:     $0

FY 2013:     $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012:     $0

FY 2013:     $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2012: $0 FY 2013: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2012: $0 FY 2013: $0

(e)(1)

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2012:     $ 68,768

FY 2013:     $101,621

(h)

The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)

Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Strategic Asset Allocations, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	January 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	January 29, 2014

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	January 29, 2014